UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06241

Loomis Sayles Funds II

(Exact name of Registrant as specified in charter)

888 Boylston Street, Suite 800 Boston, Massachusetts 02199-8197

(Address of principal executive offices) (Zip code)

Russell L. Kane, Esq.

Natixis Distribution, L.P.

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2822

Date of fiscal year end: September 30

Date of reporting period: September 30, 2020

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Loomis Sayles Small Cap Growth Fund

Loomis Sayles Small Cap Value Fund

Loomis Sayles Small/Mid Cap Growth Fund

Annual Report

September 30, 2020

TABLE OF CONTENTS

Portfolio Review	1

Portfolio of Investments	23

Financial Statements	40

Notes to Financial Statements	53

IMPORTANT NOTICE TO SHAREHOLDERS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you wish to continue receiving paper copies of your shareholder reports after January 1, 2021, you can inform the Fund at any time by calling 1-800-633-3330. If you hold your account with a financial intermediary and you wish to continue receiving paper copies after January 1, 2021, you should call your financial intermediary directly. Paper copies are provided free of charge, and your election to receive reports in paper will apply to all funds held with the Natixis Funds complex. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You currently may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at www.icsdelivery.com/loomissayles.

LOOMIS SAYLES SMALL CAP GROWTH FUND

Managers	Symbols
Mark F. Burns, CFA®	Institutional Class	LSSIX
John J. Slavik, CFA®	Retail Class	LCGRX
	Class N	LSSNX

Investment Objective

The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Market Conditions

The one-year period ending September 30, 2020 was positive for most domestic equity markets, although those positive returns were hard-fought. The robust positive returns in some ways masked the full extent of the challenges that investors faced over the course of this time period. After starting the period strongly, the Russell 2000® Growth Index declined in historic fashion during the first quarter of 2020 but then saw an equally sharp rebound in the second quarter. Further gains in the third quarter of 2020 added to the period’s total return.

Growth, as measured by the Russell 2000® Growth Index, significantly outperformed value, as measured by the Russell 2000® Value Index, over this time period.

Performance Results

For the 12 months ended September 30, 2020, Institutional Class shares of the Loomis Sayles Small Cap Growth Fund returned 17.98% at net asset value. The Fund outperformed its benchmark, the Russell 2000® Growth Index, which returned 15.71%.

Explanation of Fund Performance

Among contributors to overall return, stock selection in the healthcare, financials, and information technology sectors, along with an underweight position in the real estate sector, drove the Fund’s outperformance. By contrast, stock selection in the consumer discretionary sector hurt relative performance.

Among individual stocks, the Fund’s top contributors to performance were medical equipment manufacturer Quidel Corp., contact center software provider Five9 Inc. and pet food maker Freshpet Inc. Quidel performed very well during the period, as its diagnostic tests were among those used for Covid-19 testing, boosting sales. Secular growth trends toward migrating contact-center solutions to the cloud and virtualizing workforces remained in place and supported Five9’s growth. Freshpet issued robust guidance in the belief that it has ample room to grow and to continue to penetrate the dog food market. Sales rose significantly as people began to shelter in place and bought supplies in bulk, and pet adoptions were also up during the pandemic, raising investor sentiment around the stock.

1  |

Conversely, specialty food distributor The Chefs’ Warehouse Inc., industrial manufacturer Hexcel Corp. and online education provider Laureate Education Inc. were the largest detractors from the Fund’s performance. Chefs’ Warehouse saw its end markets significantly impacted by the Covid-19 crisis, especially among caterers and restaurants. Hexcel encountered disruptions in the Boeing supply chain that weighed on the stock, and the effect of the Covid-19 crisis on the airline industry only exacerbated that impact. Laureate Education reported lackluster results during the period, and guidance was below expectations. Investor concerns about slowing growth in the US market and the ability to continue making divestitures in the current industry environment appeared to weigh on the stock. The Fund sold its positions in all three of these stocks.

Outlook

Despite the pause in September, the markets have been able to deliver spectacular returns, particularly when measured from the market bottom in March of this year. Despite strong returns, however, small-cap stocks underperformed their large-cap peers. The underperformance of small-caps during the third quarter put the rolling three-year differential between large-cap and small-cap performance at its widest level since 1999. The last time large-caps outperformed small-caps by such a wide margin, small-caps subsequently enjoyed a prolonged period of outperformance.

Volatility is likely to increase as we approach the election, and regardless of the outcome, it may continue to be an uncertain time for the markets. However, increasing visibility surrounding a potential vaccine for Covid-19 may provide some stability.

While there is so much that is not known about the pandemic and the continued economic impact, we remain focused on the underlying fundamentals of our companies. These stock-specific fundamentals should have a more significant effect on investment returns as uncertainty surrounding the virus and its economic ramifications fade. We certainly take into account how the world may change as a result of what we are going through and the impact those changes may have on individual companies, but we continue to seek out long-term secular winners that can grow into larger entities and create value for stakeholders.

| 2

LOOMIS SAYLES SMALL CAP GROWTH FUND

Hypothetical Growth of $100,000 Investment in Institutional Class Shares

September 30, 2010 through September 30, 20202

See notes to chart on page 4.

Top Ten Holdings as of September 30, 2020

Security name		% of assets
1	Freshpet, Inc.	2.07%
2	Five9, Inc.	1.92
3	LHC Group, Inc.	1.87
4	SiteOne Landscape Supply, Inc.	1.85
5	Generac Holdings, Inc.	1.74
6	Kinsale Capital Group, Inc.	1.68
7	Palomar Holdings, Inc.	1.63
8	Inovalon Holdings, Inc., Class A	1.57
9	Globant S.A.	1.54
10	Goosehead Insurance, Inc., Series A	1.52

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

3 |

Average Annual Total Returns — September 30, 20202

					Expense Ratios[3]
	1 year	5 years	10 years	Life of Class N	Gross	Net

Institutional Class (Inception 12/31/96)	17.98%	13.62%	14.02%	—%	0.95%	0.95%

Retail Class (Inception 12/31/96)	17.67	13.33	13.72	—	1.20	1.20

Class N (Inception 2/1/13)	18.09	13.76	—	13.27	0.82	0.82

Comparative Performance
Russell 2000® Growth Index[1]	15.71	11.42	12.34	11.34

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]

Russell 2000® Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  4

LOOMIS SAYLES SMALL CAP VALUE FUND

Managers	Symbols
Joseph R. Gatz, CFA®	Institutional Class	LSSCX
Jeffrey Schwartz, CFA®	Retail Class	LSCRX
	Admin Class	LSVAX
	Class N	LSCNX

Investment Objective

The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Market Conditions

The one-year period ending September 30, 2020 included several distinct market phases. The first brought a cyclical-led rally that took domestic equity markets to new all-time highs by early 2020, based on improving leading economic indicators, renewed optimism over a trade deal with China and a supportive US Federal Reserve (the “Fed”) that provided an additional interest rate cut in the fourth quarter of 2019. In late February and March, the equity markets entered a swift and steep correction period as the Covid-19 emerged, causing resulting economic activity and corporate earnings projections to fall sharply. However, with a supportive Fed and many governmental stimulus programs, the market rebounded from its lows in record time as investors began to look beyond the impact of the virus with few attractive investment alternatives to stocks.

Small-cap stocks participated in the equity market recovery, matching the very healthy rebound of larger-cap stocks. The net result for the Russell 2000® Index was a slightly positive total return for the period. However, small-cap value stocks dramatically underperformed small-cap growth stocks by a margin of over 30 percentage points, with the Russell 2000® Growth Index returning +15.7% compared to the Russell 2000® Value Index return of -14.9%.

One of the driving forces behind growth stocks’ domination of market return was an investor preference for higher-visibility sales and earnings that certain sectors and industries provided during a period of increased global economic uncertainty. Record-low interest rates also had an impact on separating leading and lagging economic sectors over the course of the year. With optimism over Covid-19 vaccine development and future production volumes, the healthcare sector was the top performer. Lagging sectors included energy due to falling oil prices and demand, financials on concerns over lending credit problems and defensive sectors such as real estate and utilities.

Performance Review

For the 12 months ended September 30, 2020, Institutional Class shares of the Loomis Sayles Small Cap Value Fund returned -15.31% at net asset value. The Fund underperformed its benchmark, the Russell 2000® Value Index, which returned -14.88%.

5  |

Explanation of Performance

Global event services provider Viad Corp., hotel meeting and conference company Ryman Hospitality Properties, Inc. and oilfield services company ChampionX Corp. detracted the most from relative performance. Viad’s operations include corporate gatherings, conventions, conferences, trade shows and exhibitions as well as a travel and tourism business that serves destinations in the US, Canada and Iceland. Both business lines were significantly impacted by Covid-19 and the near elimination of large group gatherings and tourism-related travel. Similarly, Ryman Hospitality is a REIT that specializes in group-oriented hotels used for large-scale meetings and conferences. The outbreak of Covid-19 created an immediate and severe disruption to the business that extended throughout the period. ChampionX, formerly known as Apergy Corp., struggled as energy stocks significantly underperformed the market. Investors also had concerns that the announced merger with the oilfield service division of Ecolabs might not close, and even once it did in June, the subsequent rally in the stock failed to offset declines from earlier in the period. The Fund sold its positions in Viad and Ryman Hospitality.

Looking at drivers of the Fund’s performance, very positive sector allocation was offset by lagging stock selection. The Fund started the fiscal year positioned fairly conservatively, residing in the upper portion of the market capitalization range and emphasizing companies with highly durable business models. This served the Fund well throughout the market correction and shortly thereafter, but caused it to lag the benchmark during the cyclical rally of lower quality stocks over the last few months of the fiscal period.

From a sector standpoint, the Fund’s fairly significant underweight positions in energy and financials contributed to performance, as these were the two worst performing sectors of the small-cap value market. An overweight to the industrials and information technology was also a positive to relative performance. Stock selection was favorable in the financials, communication services and healthcare sectors. By contrast, the Fund was negatively affected by its overweight position in the communication services sector and by stock selection particularly within the information technology, consumer discretionary and materials sectors.

Among individual stocks, medical diagnostic test manufacturer Quidel Corp., drug compound contract manufacturer Catalent Inc. and biopharmaceutical vaccine specialist Emergent BioSolutions Inc. had the largest positive contributions to performance for the period. During the last six months of the period, Quidel received emergency use authorization from the FDA to provide Covid-19 tests both to clinical labs and for point of care testing. The company ramped up manufacturing to produce nearly 7 million Covid-19 tests quarterly for healthcare workers, schools, and businesses as the economy reopened. Catalent’s expanding presence in biologics improved top line growth, expanding operating margins, and generating stronger free cash flow, which attracted new investors to the stock. During 2020, Catalent made numerous announcements regarding partnerships to manufacture potential Covid-19 vaccines on behalf of several well-known pharmaceutical

| 6

LOOMIS SAYLES SMALL CAP VALUE FUND

developers. Emergent BioSolutions is a specialty biopharmaceutical company providing vaccines and medical countermeasures for biological and chemical threats as well as infectious disease. Given the company’s area of expertise, as well as an established contract manufacturing operation, it recently announced several large contracts providing development and manufacturing services to a number of Covid-19 vaccine organizations. In addition, the company leveraged its own proprietary platform technology to develop Covid-19 therapeutic products.

Outlook

We remain committed to identifying inefficiencies in the small-cap market that result in stock prices and valuations that do not accurately reflect our assessment of the underlying value of the corporate enterprise.

While many forms of inefficiency may exist, we focus on companies that are misunderstood, underfollowed or in the midst of a “special situation” where we believe we can use our strengths in the form of our time horizon, resource deployment or a willingness to solve complex situations. We require fundamentally sound business models, capable management teams and financial stability.

Key to our process are distinct, company-specific catalysts on the horizon to sustain, enhance, or highlight the fundamental outlook. These principles are applied consistently over time, regardless of the current market environment. With a margin of safety and a proper time horizon, our goal is to achieve an attractive total return for our investors, while managing to an appropriate level of risk.

Hypothetical Growth of $100,000 Investment in Institutional Class Shares

September 30, 2010 through September 30, 20203

See notes to chart on page 9.

7 |

Top Ten Holdings as of September 30, 2020

Security name		% of assets
1	Nomad Foods Ltd.	1.75%
2	GCI Liberty, Inc., Class A	1.66
3	NextEra Energy Partners LP	1.49
4	Arcosa, Inc.	1.33
5	Churchill Downs, Inc.	1.29
6	Darling Ingredients, Inc.	1.28
7	IAA, Inc.	1.27
8	Rexford Industrial Realty, Inc.	1.25
9	Vertiv Holdings Co.	1.23
10	Alamo Group, Inc.	1.17

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

| 8

LOOMIS SAYLES SMALL CAP VALUE FUND

Average Annual Total Returns — September 30, 20203

					Expense Ratios[4]
	1 year	5 years	10 years	Life of Class N	Gross	Net

Institutional Class (Inception 5/13/91)	-15.31%	3.80%	7.98%	—%	0.95%	0.92%

Retail Class (Inception 12/31/96)	-15.56	3.54	7.70	—	1.20	1.17

Admin Class (Inception 1/2/98)	-15.74	3.29	7.43	—	1.45	1.42

Class N (Inception 2/1/13)	-15.28	3.87	—	5.60	0.85	0.85

Comparative Performance
Russell 2000® Value Index[1]	-14.88	4.11	7.09	4.86
Russell 2000® Index[2]	0.39	8.00	9.85	8.25

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]

Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

[2]	Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe.

[3]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[4]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

9 |

LOOMIS SAYLES SMALL/MID CAP GROWTH FUND

Managers	Symbols
Mark F. Burns, CFA®	Institutional Class	LSMIX
John J. Slavik, CFA®	Class N	LSMNX

Investment Objective

The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Market Conditions

The one-year period ending September 30, 2020 was positive for most domestic equity markets, although those positive returns were hard-fought. The robust positive returns in some ways masked the full extent of the challenges that investors faced over the course of this time period. After starting the period strongly, the Russell 2500™ Growth Index declined in historic fashion during the first quarter of 2020 but then saw an equally sharp rebound in the second quarter. Further gains in the third quarter of 2020 added to the period’s total return.

Growth, as measured by the Russell 2500™ Growth Index, significantly outperformed value, as measured by the Russell 2500™ Value Index, over this time period.

Performance Results

For the 12 months ended September 30, 2020, Institutional Class shares of the Loomis Sayles Small/Mid Cap Growth Fund returned 20.38% at net asset value. The Fund underperformed its benchmark, the Russell 2500™ Growth Index, which returned 23.37% during the one-year period.

Explanation of Fund Performance

The bulk of the Fund’s underperformance was concentrated in the second quarter of 2020. Stock selection in the information technology and consumer discretionary sectors drove the Fund’s underperformance. An underweight position in the real estate sector, along with stock selection in the consumer staples and financials sectors, contributed positively to relative returns.

Industrial manufacturer Hexcel Corp., online education provider Laureate Education Inc. and payment processing company WEX Inc. were the largest detractors from the Fund’s performance. Hexcel encountered disruptions in the Boeing supply chain that weighed on the stock, and the effect of the Covid-19 crisis on the airline industry only exacerbated that impact. Laureate Education reported lackluster results during the period, and guidance was below expectations. Investor concerns about slowing growth in the US market and the ability to continue making divestitures in the current industry environment appeared to weigh on the stock. Finally, the Covid-19 pandemic had a significant negative impact on WEX’s closed loop fuel card business for fleets of commercial vehicles, given the economic shutdown. The Fund sold its positions in all three of these stocks.

| 10

LOOMIS SAYLES SMALL/MID CAP GROWTH FUND

Among individual stocks, the Fund’s top contributors to performance were biotech company Immunomedics Inc., pet food maker Freshpet Inc. and electrical generator specialist Generac Holdings Inc. Immunomedics reported positive phase 3 drug testing data during the year, with the company stopping the trial early and the treatment receiving accelerated approval. Subsequently, industry peer Gilead Sciences announced it would acquire the company, and investors reacted positively. Freshpet issued robust guidance in the belief that it has ample room to grow and to continue to penetrate the dog food market. Sales rose significantly as people began to shelter in place and bought supplies in bulk, and pet adoptions were also up during the pandemic, raising investor sentiment around the stock. Generac benefited from continued national adoption of its home standby generators and continued to see new market development.

Outlook

Despite the pause in September, the markets have been able to deliver spectacular returns, particularly when measured from the market bottom in March of this year. Despite strong returns, however, small-cap stocks underperformed their large-cap peers. The underperformance of small-caps during the third quarter put the rolling three-year differential between large-cap and small-cap performance at its widest level since 1999. The last time large-caps outperformed small-caps by such a wide margin, small-caps subsequently enjoyed a prolonged period of outperformance.

Volatility is likely to increase as we approach the election, and regardless of the outcome, it may continue to be an uncertain time for the markets. However, increasing visibility surrounding a potential vaccine for Covid-19 may provide some stability.

While there is so much that is not known about the pandemic and the continued economic impact, we remain focused on the underlying fundamentals of our companies. These stock-specific fundamentals should have a more significant effect on investment returns as uncertainty surrounding the virus and its economic ramifications fades. We certainly take into account how the world may change as a result of what we are going through and the impact those changes may have on individual companies, but we continue to seek out long-term secular winners that can grow into larger entities and create value for stakeholders.

11 |

Hypothetical Growth of $100,000 Investment in Institutional Class Shares2

June 30, 2015 (inception) through September 30, 2020

See notes to chart on page 13.

Top Ten Holdings as of September 30, 2020

Security name		% of assets
1	Freshpet, Inc.	2.35%
2	EPAM Systems, Inc.	2.15
3	SiteOne Landscape Supply, Inc.	2.08
4	Insulet Corp.	2.07
5	Black Knight, Inc.	1.84
6	Catalent, Inc.	1.81
7	LHC Group, Inc.	1.71
8	Ares Management Corp., Class A	1.70
9	Generac Holdings, Inc.	1.67
10	Monolithic Power Systems, Inc.	1.66

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

| 12

LOOMIS SAYLES SMALL/MID CAP GROWTH FUND

Average Annual Total Returns — September 30, 20202

					Expense Ratios[3]
	1 year	5 years	Life of Class I	Life of Class N	Gross	Net

Institutional Class (Inception 6/30/15)	20.38%	14.83%	11.92%	—%	1.30%	0.85%

Class N (Inception 10/1/19)	—	—	—	22.08	1.29	0.83

Comparative Performance
Russell 2500TM Growth Index[1]	23.37	14.19	10.92	25.41

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]

The Russell 2500™ Growth Index measures the performance of the small-to-mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500TM Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500TM Growth Index is constructed to provide a comprehensive and unbiased barometer of the small-to-mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-to-mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Indices are unmanaged.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

13 |

ADDITIONAL INFORMATION

The views expressed in this report reflects those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

Additional Index Information

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

Proxy Voting Information

A description of the Funds’ proxy voting policies and procedures is available without charge upon request, by calling Loomis Sayles at 800-633-3330; on the Funds’ website, at www.loomissayles.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and the SEC’s website.

Quarterly Portfolio Schedules

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at www.sec.gov.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

| 14

The first line in the table of each Fund shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2020 through September 30, 2020. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Small Cap Growth Fund

Institutional Class	Beginning Account Value 4/1/2020	Ending Account Value 9/30/2020	Expenses Paid During Period* 4/1/2020 – 9/30/2020
Actual	$1,000.00	$1,415.60	$5.62
Hypothetical (5% return before expenses)	$1,000.00	$1,020.35	$4.70

Retail Class
Actual	$1,000.00	$1,413.50	$7.12
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$5.96

Class N
Actual	$1,000.00	$1,415.70	$4.95
Hypothetical (5% return before expenses)	$1,000.00	$1,020.90	$4.14

*  Expenses are equal to the Fund’s annualized expense ratio: 0.93%, 1.18% and 0.82% for Institutional Class, Retail Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

15 |

Loomis Sayles Small Cap Value Fund

Institutional Class	Beginning Account Value 4/1/2020	Ending Account Value 9/30/2020	Expenses Paid During Period* 4/1/2020 – 9/30/2020
Actual	$1,000.00	$1,210.20	$4.97
Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.55

Retail Class
Actual	$1,000.00	$1,208.30	$6.35
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81

Admin Class
Actual	$1,000.00	$1,206.90	$7.72
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$7.06

Class N
Actual	$1,000.00	$1,210.10	$4.70
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.29

*  Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.90%, 1.15%, 1.40% and 0.85% for Institutional Class, Retail Class, Admin Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

Loomis Sayles Small/Mid Cap Growth Fund

Institutional Class	Beginning Account Value 4/1/2020	Ending Account Value 9/30/2020	Expenses Paid During Period* 4/1/2020 – 9/30/2020
Actual	$1,000.00	$1,414.40	$5.07
Hypothetical (5% return before expenses)	$1,000.00	$1,020.80	$4.24

Class N
Actual	$1,000.00	$1,412.70	$5.01
Hypothetical (5% return before expenses)	$1,000.00	$1,020.85	$4.19

*  Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement) 0.84% and 0.83% for Institutional Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

| 16

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trusts (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ advisory fees to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (ii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iii) the allocation of the Funds’ brokerage, if any, including, to the extent applicable, the use of “soft” commission dollars to pay for research and other similar services, (iv) each Adviser’s policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting and valuation, (v) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (vi) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and expense differentials against each Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or

17 |

other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent Board or Committee presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings. These updates have increased in frequency during the Covid-19 crisis.

The Board most recently approved the continuation of the Agreements for a one-year period at its meeting held in June 2020. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by Natixis Advisors, L.P. (“Natixis Advisors”). They also considered the administrative and shareholder services provided by Natixis Advisors and its affiliates to the Funds. They also took into consideration increases in the services provided resulting from new regulatory requirements.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that measured the performance of the Funds on a risk adjusted basis.

The Board noted that, through December 31, 2019, each Fund’s one-, three- and five-year performance, as applicable, stated as percentile rankings within categories selected by the

| 18

independent third-party data provider was as follows (where the best performance would be in the first percentile of its category):

	One-Year	Three-Year	Five-Year
Loomis Sayles Small Cap Growth Fund	55%	29%	30%
Loomis Sayles Small Cap Value Fund	42%	80%	57%
Loomis Sayles Small/Mid Cap Growth Fund	62%	36%	N/A

In the case of each Fund that had performance that lagged that of a relevant category median as determined by the independent third party for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Loomis Sayles Small Cap Growth Fund’s performance, although lagging in certain periods, was competitive over the long term relative to its category; (3) that the Loomis Sayles Small Cap Growth Fund’s more recent performance had been stronger relative to its category; (4) that the Loomis Sayles Small/Mid Cap Growth Fund’s mid-term performance has been strong relative to its category; and (5) that the Loomis Sayles Small Cap Value Fund’s shorter-term performance has been strong relative to its category. The Board also considered information about the Funds’ more recent performance, including how that performance had been impacted by the Covid-19 crisis.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory and administrative services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets, the greater regulatory costs associated with the management of such assets, and the entrepreneurial, regulatory and other risks associated with sponsoring and managing mutual funds. In evaluating each Fund’s advisory fee, the

19 |

Trustees also took into account the demands, complexity and quality of the investment management of such Fund and the need for the Adviser to offer competitive compensation and the potential need to expend additional resources to the extent the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that the Loomis Sayles Small Cap Value Fund and Loomis Sayles Small/Mid Cap Growth Fund have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser for certain Funds under their respective expense cap agreements. The Trustees also considered that Loomis Sayles Small Cap Growth Fund’s current expenses are below its cap. The Trustees noted that the Funds had total advisory fee rates that were below the medians of their respective peer groups of funds.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about how expenses are determined and allocated for purposes of profitability calculations. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Funds, the expense levels of the Funds, whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds and the overall profit margin of Natixis Investment Managers compared to that of certain other investment managers for which such data was available.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense caps. The Trustees also considered management’s explanation of the factors that are taken into account with respect to the implementation of breakpoints in investment advisory fees or expense caps. With respect to economies of scale, the Trustees noted that although none of the Funds’ management fees were subject to breakpoints, each of the Funds was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and on a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above. The Trustees also considered that the Funds have benefitted from the substantial reinvestment the Adviser has made into its business.

| 20

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events, including but not limited to the Covid-19 crisis, on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2021.

21 |

LIQUIDITY RISK MANAGEMENT PROGRAM

Annual Report for the Period Commencing on December 1, 2018 and ending December 31, 2019 (including updates through September 30, 2020)

Effective December 1, 2018, the Funds adopted a liquidity risk management program (the “Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Rule”). The Rule requires registered open-end funds, including mutual funds and exchange-traded funds to establish liquidity risk management programs in order to effectively manage fund liquidity and mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the Funds to assess, manage and review their liquidity risk considering applicable factors during normal and foreseeable stressed conditions. In fulfilling this requirement, each Fund assesses and reviews (where applicable and amongst other matters) its investment strategy, portfolio holdings, possible investment concentrations, use of derivatives, short-term and long-term cash flow projections, use of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Each Program has established a Program Administrator which is the adviser of the Fund.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

Each Fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. If a Fund does not hold a majority of highly liquid investments in its portfolio, then the Fund is required to establish a highly liquid investment minimum (“HLIM”). None of the Funds has established an HLIM.

During the period from December 1, 2018 to December 31, 2019, there were no material changes to the Program and no material events that impacted the operation of the Funds’ Programs. During the period, the Funds held sufficient liquid assets to meet redemptions on a timely basis and did not have any illiquid security violations during the period.

During the period January 1, 2020 through September 30, 2020, the Funds held sufficient liquid assets to meet redemptions on a timely basis and did not have any illiquid security violations.

Annual Program Assessment and Conclusion

In the opinion of the Program Administrator, the Program of each Fund approved by the Funds’ Board has been implemented effectively. The Program Administrator have also monitored, assessed and managed each Fund’s liquidity risk regularly and has determined that the Programs are operating effectively.

Pursuant to the Rule’s requirements, the Board has received and reviewed a written report prepared by each Fund’s Program Administrator that addressed the operation of the Program, assessed its adequacy and effectiveness and described any material changes made to the Program.

| 22

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Small Cap Growth Fund

Shares	Description	Value (†)

Common Stocks – 95.4% of Net Assets

	Aerospace & Defense – 2.3%
1,155,064	Kratos Defense & Security Solutions, Inc.(a)	$22,269,634
372,156	Mercury Systems, Inc.(a)	28,827,204

		51,096,838

	Air Freight & Logistics – 1.0%
874,105	Air Transport Services Group, Inc.(a)	21,905,071

	Auto Components – 1.7%
83,566	Dorman Products, Inc.(a)	7,552,695
291,701	Fox Factory Holding Corp.(a)	21,682,135
488,815	Stoneridge, Inc.(a)	8,979,532

		38,214,362

	Beverages – 0.5%
780,861	Primo Water Corp.	11,088,226

	Biotechnology – 9.4%
199,179	Blueprint Medicines Corp.(a)	18,463,893
266,067	ChemoCentryx, Inc.(a)	14,580,472
589,709	Dicerna Pharmaceuticals, Inc.(a)	10,608,865
152,537	Emergent BioSolutions, Inc.(a)	15,761,648
805,957	Halozyme Therapeutics, Inc.(a)	21,180,550
405,099	Natera, Inc.(a)	29,264,352
323,557	PTC Therapeutics, Inc.(a)	15,126,290
599,929	Rocket Pharmaceuticals, Inc.(a)	13,714,377
324,427	SpringWorks Therapeutics, Inc.(a)	15,465,435
597,319	Veracyte, Inc.(a)	19,406,894
426,408	Xencor, Inc.(a)	16,540,366
439,455	Y-mAbs Therapeutics, Inc.(a)	16,870,678

		206,983,820

	Building Products – 5.6%
428,365	AAON, Inc.	25,808,991
491,098	Advanced Drainage Systems, Inc.	30,664,159
327,400	Patrick Industries, Inc.	18,832,048
418,580	Trex Co., Inc.(a)	29,970,328
301,378	UFP Industries, Inc.	17,030,871

		122,306,397

	Capital Markets – 3.4%
822,483	AssetMark Financial Holdings, Inc.(a)	17,880,780
465,405	Focus Financial Partners, Inc., Class A(a)	15,260,630
273,871	Hamilton Lane, Inc., Class A	17,689,328
411,731	PJT Partners, Inc., Class A	24,955,016

		75,785,754

See accompanying notes to financial statements.

23 |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Commercial Services & Supplies – 2.3%
516,104	Casella Waste Systems, Inc., Class A(a)	$28,824,408
348,672	McGrath RentCorp	20,777,365

		49,601,773

	Construction & Engineering – 0.9%
1,127,993	WillScot Mobile Mini Holdings Corp.(a)	18,814,923

	Diversified Consumer Services – 1.6%
307,575	Arco Platform Ltd., Class A(a)	12,561,363
566,986	frontdoor, Inc.(a)	22,061,425

		34,622,788

	Electrical Equipment – 1.7%
197,874	Generac Holdings, Inc.(a)	38,316,321

	Electronic Equipment, Instruments & Components – 2.6%
251,691	Itron, Inc.(a)	15,287,711
532,978	nLight, Inc.(a)	12,514,324
271,044	Novanta, Inc.(a)	28,551,775

		56,353,810

	Food Products – 2.8%
408,360	Freshpet, Inc.(a)	45,593,394
766,817	Simply Good Foods Co. (The)(a)	16,908,315

		62,501,709

	Health Care Equipment & Supplies – 5.5%
407,490	AtriCure, Inc.(a)	16,258,851
430,322	CryoPort, Inc.(a)	20,397,263
136,120	iRhythm Technologies, Inc.(a)	32,411,533
236,470	NuVasive, Inc.(a)	11,485,348
105,678	Penumbra, Inc.(a)	20,541,690
350,629	STAAR Surgical Co.(a)	19,831,576

		120,926,261

	Health Care Providers & Services – 4.8%
138,729	Amedisys, Inc.(a)	32,799,697
415,753	BioTelemetry, Inc.(a)	18,950,022
255,497	HealthEquity, Inc.(a)	13,124,881
193,634	LHC Group, Inc.(a)	41,158,843

		106,033,443

	Health Care Technology – 3.7%
1,304,123	Inovalon Holdings, Inc., Class A(a)	34,494,053
220,379	Inspire Medical Systems, Inc.(a)	28,439,910
546,780	Phreesia, Inc.(a)	17,568,042

		80,502,005

See accompanying notes to financial statements.

| 24

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Hotels, Restaurants & Leisure – 2.2%
275,570	Texas Roadhouse, Inc.	$16,751,900
224,946	Wingstop, Inc.	30,738,871

		47,490,771

	Insurance – 4.8%
387,703	Goosehead Insurance, Inc., Series A	33,571,203
193,960	Kinsale Capital Group, Inc.	36,887,313
343,888	Palomar Holdings, Inc.(a)	35,846,885

		106,305,401

	Internet & Direct Marketing Retail – 0.6%
266,400	Shutterstock, Inc.	13,863,456

	IT Services – 4.0%
535,314	EVERTEC, Inc.	18,580,749
466,095	KBR, Inc.	10,421,884
186,676	ManTech International Corp., Class A	12,858,243
863,471	NIC, Inc.	17,010,379
443,586	WNS Holdings Ltd., ADR(a)	28,371,760

		87,243,015

	Leisure Products – 0.7%
309,510	Malibu Boats, Inc., Class A(a)	15,339,316

	Life Sciences Tools & Services – 3.7%
697,887	NeoGenomics, Inc.(a)	25,745,051
279,851	PRA Health Sciences, Inc.(a)	28,388,086
190,481	Repligen Corp.(a)	28,103,567

		82,236,704

	Machinery – 2.9%
434,127	Kornit Digital Ltd.(a)	28,161,818
146,873	Proto Labs, Inc.(a)	19,020,054
136,663	RBC Bearings, Inc.(a)	16,564,922

		63,746,794

	Media – 0.7%
333,885	TechTarget, Inc.(a)	14,677,585

	Pharmaceuticals – 3.4%
1,073,759	Aerie Pharmaceuticals, Inc.(a)	12,638,144
118,398	GW Pharmaceuticals PLC, Sponsored ADR(a)	11,526,045
170,802	MyoKardia, Inc.(a)	23,285,437
469,027	Pacira BioSciences, Inc.(a)	28,197,903

		75,647,529

See accompanying notes to financial statements.

25 |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Professional Services – 0.6%
343,344	Huron Consulting Group, Inc.(a)	$13,503,719

	Semiconductors & Semiconductor Equipment – 5.0%
270,609	Advanced Energy Industries, Inc.(a)	17,032,131
822,809	FormFactor, Inc.(a)	20,512,628
674,621	MACOM Technology Solutions Holdings, Inc.(a)	22,943,860
1,217,036	Rambus, Inc.(a)	16,661,223
207,007	Silicon Laboratories, Inc.(a)	20,255,635
360,522	Silicon Motion Technology Corp., ADR	13,620,521

		111,025,998

	Software – 12.6%
219,184	Blackline, Inc.(a)	19,645,462
376,911	Envestnet, Inc.(a)	29,082,453
326,057	Five9, Inc.(a)	42,283,072
189,176	Globant S.A.(a)	33,904,123
484,140	Mimecast Ltd.(a)	22,715,849
336,712	Q2 Holdings, Inc.(a)	30,728,337
446,739	Rapid7, Inc.(a)	27,358,296
356,174	RealPage, Inc.(a)	20,529,869
685,058	Tenable Holdings, Inc.(a)	25,860,939
226,364	Varonis Systems, Inc.(a)	26,126,933

		278,235,333

	Specialty Retail – 1.2%
705,389	National Vision Holdings, Inc.(a)	26,974,075

	Textiles, Apparel & Luxury Goods – 1.3%
245,712	Columbia Sportswear Co.	21,372,030
414,340	Steven Madden Ltd.	8,079,630

		29,451,660

	Trading Companies & Distributors – 1.9%
334,212	SiteOne Landscape Supply, Inc.(a)	40,757,153

	Total Common Stocks (Identified Cost $1,517,178,654)	2,101,552,010

See accompanying notes to financial statements.

| 26

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Small Cap Growth Fund – continued

Principal Amount	Description	Value (†)

Short-Term Investments – 4.1%

$89,820,709	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2020 at 0.000% to be repurchased at $89,820,709 on 10/01/2020 collateralized by $91,624,300 U.S. Treasury Note, 0.250% due 9/30/2025 valued at $91,617,154 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $89,820,709)	$89,820,709

	Total Investments – 99.5% (Identified Cost $1,606,999,363)	2,191,372,719

	Other assets less liabilities – 0.5%	10,523,805

	Net Assets – 100.0%	$2,201,896,524

(†)	See Note 2 of Notes to Financial Statements.

(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at September 30, 2020

Software	12.6%
Biotechnology	9.4
Building Products	5.6
Health Care Equipment & Supplies	5.5
Semiconductors & Semiconductor Equipment	5.0
Insurance	4.8
Health Care Providers & Services	4.8
IT Services	4.0
Life Sciences Tools & Services	3.7
Health Care Technology	3.7
Capital Markets	3.4
Pharmaceuticals	3.4
Machinery	2.9
Food Products	2.8
Electronic Equipment, Instruments & Components	2.6
Aerospace & Defense	2.3
Commercial Services & Supplies	2.3
Hotels, Restaurants & Leisure	2.2
Other Investments, less than 2% each	14.4
Short-Term Investments	4.1

Total Investments	99.5
Other assets less liabilities	0.5

Net Assets	100.0%

See accompanying notes to financial statements.

27 |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Small Cap Value Fund

Shares	Description	Value (†)

Common Stocks – 98.9% of Net Assets

	Aerospace & Defense – 1.5%
123,384	Aerojet Rocketdyne Holdings, Inc.(a)	$4,921,788
36,809	BWX Technologies, Inc.	2,072,715

		6,994,503

	Auto Components – 2.8%
134,171	Cooper Tire & Rubber Co.	4,253,221
288,336	Dana, Inc.	3,552,299
20,928	Fox Factory Holding Corp.(a)	1,555,578
38,655	LCI Industries	4,108,640

		13,469,738

	Banks – 11.7%
158,448	Ameris Bancorp	3,609,445
178,809	Atlantic Union Bankshares Corp.	3,821,148
183,909	BancorpSouth Bank	3,564,156
143,342	Bryn Mawr Bank Corp.	3,564,916
129,117	Cathay General Bancorp	2,799,257
205,315	CVB Financial Corp.	3,414,388
264,872	Home BancShares, Inc.	4,015,460
214,326	OceanFirst Financial Corp.	2,934,123
89,424	Pinnacle Financial Partners, Inc.	3,182,600
132,588	Popular, Inc.	4,808,967
86,403	Prosperity Bancshares, Inc.	4,478,267
62,945	South State Corp.	3,030,802
146,038	TCF Financial Corp.	3,411,448
152,089	Triumph Bancorp, Inc.(a)	4,736,051
118,577	Wintrust Financial Corp.	4,749,009

		56,120,037

	Beverages – 1.1%
384,847	Primo Water Corp.	5,464,827

	Biotechnology – 1.9%
49,164	Emergent BioSolutions, Inc.(a)	5,080,116
41,704	United Therapeutics Corp.(a)	4,212,104

		9,292,220

	Building Products – 2.4%
41,253	American Woodmark Corp.(a)	3,240,011
52,093	Armstrong World Industries, Inc.	3,584,519
85,538	UFP Industries, Inc.	4,833,752

		11,658,282

	Capital Markets – 1.8%
322,542	Donnelley Financial Solutions, Inc.(a)	4,309,161
85,801	Stifel Financial Corp.	4,338,099

		8,647,260

See accompanying notes to financial statements.

| 28

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Chemicals – 3.4%
46,766	Ashland Global Holdings, Inc.	$3,316,645
86,315	Cabot Corp.	3,109,929
48,315	Ingevity Corp.(a)	2,388,694
220,616	Valvoline, Inc.	4,200,529
75,242	WR Grace & Co.	3,031,500

		16,047,297

	Commercial Services & Supplies – 4.5%
55,355	Clean Harbors, Inc.(a)	3,101,541
270,322	Harsco Corp.(a)	3,760,179
116,763	IAA, Inc.(a)	6,079,849
137,373	KAR Auction Services, Inc.	1,978,171
220,407	Kimball International, Inc., Class B	2,323,090
68,491	McGrath RentCorp	4,081,379

		21,324,209

	Communications Equipment – 0.7%
300,248	Viavi Solutions, Inc.(a)	3,521,909

	Construction & Engineering – 2.4%
116,522	AECOM(a)	4,875,281
144,312	Arcosa, Inc.	6,362,716

		11,237,997

	Distributors – 0.8%
132,357	Core-Mark Holding Co., Inc.	3,829,088

	Diversified Consumer Services – 0.7%
83,035	frontdoor, Inc.(a)	3,230,892

	Diversified Financial Services – 0.9%
110,496	Cannae Holdings, Inc.(a)	4,117,081

	Diversified Telecommunication Services – 2.0%
96,973	GCI Liberty, Inc., Class A(a)	7,947,907
204,894	Liberty Latin America Ltd., Class C(a)	1,667,837

		9,615,744

	Electric Utilities – 2.1%
93,264	ALLETE, Inc.	4,825,479
169,437	NRG Energy, Inc.	5,208,494

		10,033,973

	Electrical Equipment – 1.2%
339,757	Vertiv Holdings Co.(a)	5,884,591

See accompanying notes to financial statements.

29 |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Electronic Equipment, Instruments & Components – 4.2%
65,374	Belden, Inc.	$2,034,439
126,191	Kimball Electronics, Inc.(a)	1,458,768
23,662	Littelfuse, Inc.	4,196,219
174,037	Methode Electronics, Inc.	4,960,054
27,993	SYNNEX Corp.	3,920,700
309,574	TTM Technologies, Inc.(a)	3,532,239

		20,102,419

	Energy Equipment & Services – 1.4%
402,714	ChampionX Corp.(a)	3,217,685
102,555	DMC Global, Inc.	3,378,162

		6,595,847

	Entertainment – 1.2%
139,588	Liberty Media Corp.-Liberty Braves, Class C(a)	2,932,744
41,130	Madison Square Garden Entertainment Corp.(a)	2,816,994

		5,749,738

	Food Products – 4.4%
169,521	Darling Ingredients, Inc.(a)	6,107,842
22,737	J&J Snack Foods Corp.	2,964,677
328,895	Nomad Foods Ltd.(a)	8,380,245
43,337	Post Holdings, Inc.(a)	3,726,982

		21,179,746

	Health Care Equipment & Supplies – 1.8%
26,003	CONMED Corp.	2,045,656
54,105	Inmode Ltd.(a)	1,957,519
109,619	Lantheus Holdings, Inc.(a)	1,388,873
13,717	Quidel Corp.(a)	3,009,235

		8,401,283

	Health Care Providers & Services – 0.6%
46,740	AMN Healthcare Services, Inc.(a)	2,732,420

	Hotels, Restaurants & Leisure – 2.6%
37,625	Churchill Downs, Inc.	6,163,727
18,625	Cracker Barrel Old Country Store, Inc.	2,135,543
47,411	Marriott Vacations Worldwide Corp.	4,305,393

		12,604,663

	Household Durables – 1.8%
27,664	Helen of Troy Ltd.(a)	5,353,537
124,060	Skyline Champion Corp.(a)	3,321,086

		8,674,623

See accompanying notes to financial statements.

| 30

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Independent Power & Renewable Electricity Producers – 2.1%
119,094	NextEra Energy Partners LP	$7,140,876
148,639	Vistra Corp.	2,803,332

		9,944,208

	Industrial Conglomerates – 0.5%
117,877	Raven Industries, Inc.	2,536,713

	Insurance – 2.3%
142,727	Employers Holdings, Inc.	4,317,492
101,483	First American Financial Corp.	5,166,499
106,969	ProAssurance Corp.	1,672,995

		11,156,986

	Internet & Direct Marketing Retail – 0.3%
208,714	Qurate Retail, Inc., Class A	1,498,567

	IT Services – 5.1%
101,922	CSG Systems International, Inc.	4,173,706
38,552	Euronet Worldwide, Inc.(a)	3,512,087
100,602	Genpact Ltd.	3,918,448
196,739	Perspecta, Inc.	3,826,574
30,944	Science Applications International Corp.	2,426,628
252,186	Unisys Corp.(a)	2,690,825
29,162	WEX, Inc.(a)	4,052,643

		24,600,911

	Leisure Products – 1.0%
80,374	Brunswick Corp.	4,734,832

	Machinery – 5.9%
51,785	Alamo Group, Inc.	5,594,334
43,413	Albany International Corp., Class A	2,149,378
131,281	Altra Industrial Motion Corp.	4,853,459
129,874	Columbus McKinnon Corp.	4,298,829
28,114	John Bean Technologies Corp.	2,583,395
49,294	Kadant, Inc.	5,403,608
103,261	Miller Industries, Inc.	3,156,689

		28,039,692

	Marine – 0.5%
66,581	Kirby Corp.(a)	2,408,235

	Media – 1.2%
257,673	Gray Television, Inc.(a)	3,548,157
74,961	John Wiley & Sons, Inc., Class A	2,377,014

		5,925,171

See accompanying notes to financial statements.

31 |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Metals & Mining – 0.0%
10,560	Haynes International, Inc.	$180,470

	Multi-Utilities – 1.7%
180,920	MDU Resources Group, Inc.	4,070,700
79,677	NorthWestern Corp.	3,875,489

		7,946,189

	Oil, Gas & Consumable Fuels – 0.3%
126,150	Delek U.S. Holdings, Inc.	1,404,049

	Pharmaceuticals – 1.6%
55,941	Catalent, Inc.(a)	4,791,906
139,461	Supernus Pharmaceuticals, Inc.(a)	2,906,367

		7,698,273

	Professional Services – 2.5%
53,558	ASGN, Inc.(a)	3,404,147
98,566	Clarivate PLC(a)	3,054,560
46,366	Insperity, Inc.	3,036,509
77,708	Korn Ferry	2,253,532

		11,748,748

	REITs – Apartments – 0.4%
55,561	American Campus Communities, Inc.	1,940,190

	REITs – Shopping Centers – 0.5%
236,448	Retail Opportunity Investments Corp.	2,462,606

	REITs – Single Tenant – 0.9%
68,298	Agree Realty Corp.	4,346,485

	REITs – Storage – 0.9%
134,064	CubeSmart	4,331,608

	REITs – Warehouse/Industrials – 3.7%
144,498	Americold Realty Trust	5,165,803
42,797	CyrusOne, Inc.	2,997,074
130,767	Rexford Industrial Realty, Inc.	5,983,898
119,743	STAG Industrial, Inc.	3,650,964

		17,797,739

	Semiconductors & Semiconductor Equipment – 1.9%
80,680	Advanced Energy Industries, Inc.(a)	5,077,999
209,440	Tower Semiconductor Ltd.(a)	3,815,997

		8,893,996

See accompanying notes to financial statements.

| 32

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Software – 1.3%
108,958	ACI Worldwide, Inc.(a)	$2,847,073
67,041	Verint Systems, Inc.(a)	3,230,035

		6,077,108

	Specialty Retail – 1.3%
45,881	Aaron’s, Inc.	2,599,159
160,771	Urban Outfitters, Inc.(a)	3,345,644

		5,944,803

	Thrifts & Mortgage Finance – 1.2%
51,041	Federal Agricultural Mortgage Corp., Class C	3,249,270
139,845	Meta Financial Group, Inc.	2,687,821

		5,937,091

	Trading Companies & Distributors – 1.1%
187,898	Alta Equipment Group, Inc.(a)	1,471,241
96,714	Herc Holdings, Inc.(a)	3,830,842

		5,302,083

	Wireless Telecommunication Services – 0.8%
132,811	United States Cellular Corp.(a)	3,921,909

	Total Common Stocks (Identified Cost $414,919,972)	473,309,049

Other Investments – 0.0%

	Metals & Mining – 0.0%
507,316	Ferroglobe R&W Trust(a)(b)(c)(d) (Identified Cost $0)	—

Principal Amount

Short-Term Investments – 0.9%

$4,424,559	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2020 at 0.000% to be repurchased at $4,424,559 on 10/01/2020 collateralized by $4,513,500 U.S. Treasury Note, 0.250% due 9/30/2025 valued at $4,513,148 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $4,424,559)	4,424,559

	Total Investments – 99.8% (Identified Cost $419,344,531)	477,733,608

	Other assets less liabilities – 0.2%	915,727

	Net Assets – 100.0%	$478,649,335

See accompanying notes to financial statements.

33 |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Small Cap Value Fund – continued

(†)	See Note 2 of Notes to Financial Statements.

(a)	Non-income producing security.

(b)	Security subject to restrictions on resale. This security was acquired on November 29, 2016 at a cost of $0.

(c)	Illiquid security. (Unaudited)

(d)	Security classified as fair valued pursuant to the Fund’s pricing policies and procedures.

REITs	Real Estate Investment Trusts

Industry Summary at September 30, 2020

Banks	11.7%
Machinery	5.9
IT Services	5.1
Commercial Services & Supplies	4.5
Food Products	4.4
Electronic Equipment, Instruments & Components	4.2
REITs – Warehouse/Industrials	3.7
Chemicals	3.4
Auto Components	2.8
Hotels, Restaurants & Leisure	2.6
Professional Services	2.5
Building Products	2.4
Construction & Engineering	2.4
Insurance	2.3
Electric Utilities	2.1
Independent Power & Renewable Electricity Producers	2.1
Diversified Telecommunication Services	2.0
Other Investments, less than 2% each	34.8
Short-Term Investments	0.9

Total Investments	99.8
Other assets less liabilities	0.2

Net Assets	100.0%

See accompanying notes to financial statements.

| 34

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Small/Mid Cap Growth Fund

Shares	Description	Value (†)

Common Stocks – 96.8% of Net Assets

	Aerospace & Defense – 3.5%
6,921	Aerojet Rocketdyne Holdings, Inc.(a)	$276,079
8,216	Axon Enterprise, Inc.(a)	745,191
5,649	HEICO Corp.	591,224
5,333	Kaman Corp.	207,827

		1,820,321

	Auto Components – 1.6%
4,237	Fox Factory Holding Corp.(a)	314,936
4,893	LCI Industries	520,077

		835,013

	Biotechnology – 7.1%
28,722	Amicus Therapeutics, Inc.(a)	405,555
2,322	Argenx SE, ADR(a)	609,571
3,881	Ascendis Pharma A/S, ADR(a)	598,916
3,571	Emergent BioSolutions, Inc.(a)	368,991
9,213	Immunomedics, Inc.(a)	783,381
6,316	Neurocrine Biosciences, Inc.(a)	607,347
6,734	PTC Therapeutics, Inc.(a)	314,815

		3,688,576

	Building Products – 1.4%
7,123	Advanced Drainage Systems, Inc.	444,760
2,932	Masonite International Corp.(a)	288,509

		733,269

	Capital Markets – 4.7%
21,882	Ares Management Corp., Class A	884,470
5,567	Hamilton Lane, Inc., Class A	359,573
1,282	MarketAxess Holdings, Inc.	617,398
3,700	Morningstar, Inc.	594,257

		2,455,698

	Commercial Services & Supplies – 2.3%
12,694	Ritchie Bros. Auctioneers, Inc.	752,119
4,673	Tetra Tech, Inc.	446,272

		1,198,391

	Communications Equipment – 0.7%
9,715	Ciena Corp.(a)	385,588

	Distributors – 1.6%
2,542	POOL CORP.	850,401

	Diversified Consumer Services – 1.2%
9,017	Chegg, Inc.(a)	644,175

See accompanying notes to financial statements.

35 |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Small/Mid Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Electrical Equipment – 1.7%
4,501	Generac Holdings, Inc.(a)	$871,574

	Electronic Equipment, Instruments & Components – 2.1%
10,486	FLIR Systems, Inc.	375,923
14,734	Trimble, Inc.(a)	717,546

		1,093,469

	Food & Staples Retailing – 1.2%
3,627	Casey’s General Stores, Inc.	644,337

	Food Products – 4.4%
10,966	Freshpet, Inc.(a)	1,224,354
27,000	Nomad Foods Ltd.(a)	687,960
17,503	Simply Good Foods Co. (The)(a)	385,941

		2,298,255

	Health Care Equipment & Supplies – 5.3%
10,966	Globus Medical, Inc., Class A(a)	543,036
4,559	Insulet Corp.(a)	1,078,614
2,683	Penumbra, Inc.(a)	521,521
2,332	West Pharmaceutical Services, Inc.	641,067

		2,784,238

	Health Care Providers & Services – 3.8%
1,525	Chemed Corp.	732,534
5,322	Encompass Health Corp.	345,823
4,198	LHC Group, Inc.(a)	892,327

		1,970,684

	Hotels, Restaurants & Leisure – 2.4%
9,819	Texas Roadhouse, Inc.	596,897
29,859	Wendy’s Co. (The)	665,706

		1,262,603

	Household Durables – 1.2%
3,267	Helen of Troy Ltd.(a)	632,230

	Insurance – 3.0%
6,904	Kemper Corp.	461,395
4,339	Kinsale Capital Group, Inc.	825,191
3,514	RLI Corp.	294,227

		1,580,813

	IT Services – 7.6%
11,022	Black Knight, Inc.(a)	959,465
9,791	Booz Allen Hamilton Holding Corp.	812,457
5,203	Broadridge Financial Solutions, Inc.	686,796

See accompanying notes to financial statements.

| 36

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Small/Mid Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	IT Services – continued
3,470	EPAM Systems, Inc.(a)	$1,121,782
16,633	KBR, Inc.	371,914

		3,952,414

	Leisure Products – 1.2%
10,263	Brunswick Corp.	604,593

	Life Sciences Tools & Services – 5.2%
2,293	Bio-Techne Corp.	568,045
2,684	Charles River Laboratories International, Inc.(a)	607,792
3,108	ICON PLC(a)	593,908
5,672	PRA Health Sciences, Inc.(a)	575,367
6,658	Syneos Health, Inc.(a)	353,939

		2,699,051

	Machinery – 2.4%
6,570	ESCO Technologies, Inc.	529,279
19,712	Ingersoll Rand, Inc.(a)	701,747

		1,231,026

	Pharmaceuticals – 3.4%
11,006	Catalent, Inc.(a)	942,774
10,549	Horizon Therapeutics PLC(a)	819,446

		1,762,220

	Professional Services – 2.0%
3,232	FTI Consulting, Inc.(a)	342,495
8,237	TransUnion	692,979

		1,035,474

	Semiconductors & Semiconductor Equipment – 6.7%
9,435	Advanced Energy Industries, Inc.(a)	593,839
5,497	MKS Instruments, Inc.	600,437
3,101	Monolithic Power Systems, Inc.	867,071
5,311	Nova Measuring Instruments Ltd.(a)	276,915
10,506	Semtech Corp.(a)	556,398
5,926	Silicon Laboratories, Inc.(a)	579,859

		3,474,519

	Software – 14.0%
4,546	Avalara, Inc.(a)	578,888
7,130	Blackline, Inc.(a)	639,062
6,068	Five9, Inc.(a)	786,898
7,316	Guidewire Software, Inc.(a)	762,839
5,067	Paylocity Holding Corp.(a)	817,915
5,694	Pegasystems, Inc.	689,202

See accompanying notes to financial statements.

37 |

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Small/Mid Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Software – continued
8,827	Q2 Holdings, Inc.(a)	$805,552
9,249	Smartsheet, Inc., Class A(a)	457,086
23,093	SVMK, Inc.(a)	510,586
17,254	Tenable Holdings, Inc.(a)	651,338
1,751	Tyler Technologies, Inc.(a)	610,329

		7,309,695

	Specialty Retail – 1.3%
9,361	Floor & Decor Holdings, Inc., Class A(a)	700,203

	Textiles, Apparel & Luxury Goods – 1.7%
5,904	Columbia Sportswear Co.	513,530
12,358	Skechers U.S.A., Inc., Class A(a)	373,459

		886,989

	Trading Companies & Distributors – 2.1%
8,881	SiteOne Landscape Supply, Inc.(a)	1,083,038

	Total Common Stocks (Identified Cost $40,505,890)	50,488,857

Principal Amount

Short-Term Investments – 3.1%

$1,648,808	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2020 at 0.000% to be repurchased at $1,648,808 on 10/01/2020 collateralized by $1,682,000 U.S. Treasury Note, 0.250% due 9/30/2025 valued at $1,681,869 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $1,648,808)	1,648,808

	Total Investments – 99.9% (Identified Cost $42,154,698)	52,137,665

	Other assets less liabilities – 0.1%	33,810

	Net Assets – 100.0%	$52,171,475

(†)	See Note 2 of Notes to Financial Statements.

(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

| 38

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Small/Mid Cap Growth Fund – continued

Industry Summary at September 30, 2020

Software	14.0%
IT Services	7.6
Biotechnology	7.1
Semiconductors & Semiconductor Equipment	6.7
Health Care Equipment & Supplies	5.3
Life Sciences Tools & Services	5.2
Capital Markets	4.7
Food Products	4.4
Health Care Providers & Services	3.8
Aerospace & Defense	3.5
Pharmaceuticals	3.4
Insurance	3.0
Hotels, Restaurants & Leisure	2.4
Machinery	2.4
Commercial Services & Supplies	2.3
Electronic Equipment, Instruments & Components	2.1
Trading Companies & Distributors	2.1
Professional Services	2.0
Other Investments, less than 2% each	14.8
Short-Term Investments	3.1

Total Investments	99.9
Other assets less liabilities	0.1

Net Assets	100.0%

See accompanying notes to financial statements.

39 |

Statements of Assets and Liabilities

September 30, 2020

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
ASSETS
Investments at cost	$1,606,999,363	$419,344,531	$42,154,698
Net unrealized appreciation	584,373,356	58,389,077	9,982,967

Investments at value	2,191,372,719	477,733,608	52,137,665
Cash	—	21,932	—
Receivable for Fund shares sold	14,564,189	232,960	738
Receivable for securities sold	1,841,143	818,207	186,910
Dividends and interest receivable	132,194	1,045,626	11,198
Prepaid expenses (Note 7)	209	70	5

TOTAL ASSETS	2,207,910,454	479,852,403	52,336,516

LIABILITIES
Payable for securities purchased	2,926,366	193,897	51,118
Payable for Fund shares redeemed	1,299,174	342,353	5,867
Management fees payable (Note 5)	1,333,211	279,231	23,565
Deferred Trustees’ fees (Note 5)	249,236	279,244	31,787
Administrative fees payable (Note 5)	77,707	17,595	1,843
Payable to distributor (Note 5d)	16,037	4,420	29
Other accounts payable and accrued expenses	112,199	86,328	50,832

TOTAL LIABILITIES	6,013,930	1,203,068	165,041

NET ASSETS	$2,201,896,524	$478,649,335	$52,171,475

NET ASSETS CONSIST OF:
Paid-in capital	$1,587,610,383	$384,114,548	$42,835,718
Accumulated earnings	614,286,141	94,534,787	9,335,757

NET ASSETS	$2,201,896,524	$478,649,335	$52,171,475

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$1,037,625,163	$295,006,489	$52,170,254

Shares of beneficial interest	36,400,149	13,206,714	4,419,204

Net asset value, offering and redemption price per share	$28.51	$22.34	$11.81

Retail Class:
Net assets	$98,204,643	$83,163,321	$—

Shares of beneficial interest	3,825,964	3,801,913	—

Net asset value, offering and redemption price per share	$25.67	$21.87	$—

Admin Class shares:
Net assets	$—	$7,661,829	$—

Shares of beneficial interest	—	371,066	—

Net asset value, offering and redemption price per share	$—	$20.65	$—

Class N shares:
Net assets	$1,066,066,718	$92,817,696	$1,221

Shares of beneficial interest	37,003,469	4,152,550	103

Net asset value, offering and redemption price per share	$28.81	$22.35	$11.81	*

*	Net asset value calculations have been determined utilizing fractional share and penny amounts.

See accompanying notes to financial statements.

| 40

Statements of Operations

For the Year Ended September 30, 2020

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
INVESTMENT INCOME
Dividends	$4,880,817	$7,994,841	$204,514
Interest	317,142	39,748	6,143
Less net foreign taxes withheld	—	(34,033)	(1,752)

	5,197,959	8,000,556	208,905

Expenses
Management fees (Note 5)	13,879,951	4,342,299	313,390
Service and distribution fees (Note 5)	232,060	313,021	—
Administrative fees (Note 5)	817,150	255,444	18,443
Trustees’ fees and expenses (Note 5)	114,088	70,677	21,599
Transfer agent fees and expenses (Notes 5 and 6)	1,254,238	481,264	5,581
Audit and tax services fees	40,311	40,800	40,281
Custodian fees and expenses	61,088	18,999	8,738
Legal fees (Note 7)	44,190	13,469	1,317
Registration fees	106,742	75,268	65,121
Shareholder reporting expenses	84,397	56,629	8,096
Miscellaneous expenses (Note 7)	67,012	43,031	25,270

Total expenses	16,701,227	5,710,901	507,836
Less waiver and/or expense reimbursement (Note 5)	—	(242,252)	(156,297)

Net expenses	16,701,227	5,468,649	351,539

Net investment income (loss)	(11,503,268)	2,531,907	(142,634)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments	44,416,635	39,651,898	478,820
Net change in unrealized appreciation (depreciation) on:
Investments	311,230,363	(146,094,001)	7,645,216

Net realized and unrealized gain (loss) on investments	355,646,998	(106,442,103)	8,124,036

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$344,143,730	$(103,910,196)	$7,981,402

See accompanying notes to financial statements.

41 |

Statements of Changes in Net Assets

	Small Cap Growth Fund		Small Cap Value Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019
FROM OPERATIONS:
Net investment income (loss)	$(11,503,268)	$(8,790,650)	$2,531,907	$2,471,460
Net realized gain on investments	44,416,635	155,991,266	39,651,898	55,538,968
Net change in unrealized appreciation (depreciation) on investments	311,230,363	(268,064,056)	(146,094,001)	(109,251,529)

Net increase (decrease) in net assets resulting from operations	344,143,730	(120,863,440)	(103,910,196)	(51,241,101)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(80,218,616)	(74,228,048)	(34,882,909)	(67,841,584)
Retail Class	(9,162,211)	(11,691,827)	(10,573,237)	(23,416,722)
Admin Class	—	—	(1,107,925)	(3,000,140)
Class N	(61,460,368)	(45,465,070)	(11,045,289)	(18,276,952)

Total distributions	(150,841,195)	(131,384,945)	(57,609,360)	(112,535,398)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	374,429,835	305,348,898	(82,803,607)	(86,935,502)

Net increase (decrease) in net assets	567,732,370	53,100,513	(244,323,163)	(250,712,001)
NET ASSETS
Beginning of the year	1,634,164,154	1,581,063,641	722,972,498	973,684,499

End of the year	$2,201,896,524	$1,634,164,154	$478,649,335	$722,972,498

See accompanying notes to financial statements.

| 42

Statements of Changes in Net Assets – continued

	Small/Mid Cap Growth Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019
FROM OPERATIONS:
Net investment loss	$(142,634)	$(82,902)
Net realized gain on investments	478,820	707,633
Net change in unrealized appreciation (depreciation) on investments	7,645,216	(112,924)

Net increase in net assets resulting from operations	7,981,402	511,807

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(817,090)	(4,717,064)
Class N	(24)	—

Total distributions	(817,114)	(4,717,064)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	10,695,219	21,017,023

Net increase in net assets	17,859,507	16,811,766
NET ASSETS
Beginning of the year	34,311,968	17,500,202

End of the year	$52,171,475	$34,311,968

See accompanying notes to financial statements.

43 |

Financial Highlights

For a share outstanding throughout each period.

	Small Cap Growth Fund—Institutional Class
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$26.30	$31.55	$27.37	$22.03	$22.22

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.17)	(0.16)	(0.16)	(0.12)	(0.09)
Net realized and unrealized gain (loss)	4.73	(2.51)	7.54	5.46	1.59

Total from Investment Operations	4.56	(2.67)	7.38	5.34	1.50

LESS DISTRIBUTIONS FROM:
Net realized capital gains	(2.35)	(2.58)	(3.20)	—	(1.69)

Net asset value, end of the period	$28.51	$26.30	$31.55	$27.37	$22.03

Total return	17.98%	(6.88)%	29.77%	24.24%	6.92%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,037,625	$908,616	$926,914	$824,103	$812,383
Net expenses	0.94%	0.95%	0.94%	0.95%	0.95%
Gross expenses	0.94%	0.95%	0.94%	0.95%	0.95%
Net investment loss	(0.66)%	(0.62)%	(0.58)%	(0.49)%	(0.41)%
Portfolio turnover rate	52%	67%	41%	45%	56%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

| 44

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Growth Fund—Retail Class
	Year Ended September 30, 2020	Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$23.95	$29.09		$25.53	$20.61	$20.93

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.21)	(0.21)		(0.22)	(0.16)	(0.13)
Net realized and unrealized gain (loss)	4.28	(2.35)		6.98	5.08	1.50

Total from Investment Operations	4.07	(2.56)		6.76	4.92	1.37

LESS DISTRIBUTIONS FROM:
Net realized capital gains	(2.35)	(2.58)		(3.20)	—	(1.69)

Net asset value, end of the period	$25.67	$23.95		$29.09	$25.53	$20.61

Total return	17.67%	(7.11	)%(b)	29.45%	23.93%	6.61%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$98,205	$95,635		$136,415	$107,387	$118,670
Net expenses	1.19%	1.19	%(c)	1.19%	1.20%	1.20%
Gross expenses	1.19%	1.20%		1.19%	1.20%	1.20%
Net investment loss	(0.91)%	(0.86)%		(0.82)%	(0.73)%	(0.66)%
Portfolio turnover rate	52%	67%		41%	45%	56%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

45 |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Growth Fund—Class N
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$26.53	$31.76	$27.50	$22.11	$22.27

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.14)	(0.13)	(0.12)	(0.09)	(0.06)
Net realized and unrealized gain (loss)	4.77	(2.52)	7.58	5.48	1.59

Total from Investment Operations	4.63	(2.65)	7.46	5.39	1.53

LESS DISTRIBUTIONS FROM:
Net realized capital gains	(2.35)	(2.58)	(3.20)	—	(1.69)

Net asset value, end of the period	$28.81	$26.53	$31.76	$27.50	$22.11

Total return	18.09%	(6.76)%	29.93%	24.38%	7.05%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,066,067	$629,914	$517,734	$279,508	$196,733
Net expenses	0.82%	0.82%	0.82%	0.82%	0.83%
Gross expenses	0.82%	0.82%	0.82%	0.82%	0.83%
Net investment loss	(0.54)%	(0.49)%	(0.43)%	(0.39)%	(0.29)%
Portfolio turnover rate	52%	67%	41%	45%	56%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

| 46

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Institutional Class
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$28.66	$35.27	$37.37	$33.78	$32.19

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.12	0.10	0.09	0.13	0.17
Net realized and unrealized gain (loss)	(4.03)	(2.49)	2.11	6.36	4.82

Total from Investment Operations	(3.91)	(2.39)	2.20	6.49	4.99

LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)	(0.08)	(0.05)	(0.14)	(0.22)
Net realized capital gains	(2.29)	(4.14)	(4.25)	(2.76)	(3.18)

Total Distributions	(2.41)	(4.22)	(4.30)	(2.90)	(3.40)

Net asset value, end of the period	$22.34	$28.66	$35.27	$37.37	$33.78

Total return(b)	(15.31)%	(4.11)%	6.21%	19.68%	16.75%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$295,006	$433,360	$587,198	$665,229	$654,501
Net expenses(c)	0.90%	0.90%	0.90%	0.90%	0.90%
Gross expenses	0.95%	0.93%	0.92%	0.93%	0.93%
Net investment income	0.48%	0.36%	0.26%	0.37%	0.52%
Portfolio turnover rate	23%	24%	19%	25%	22%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

47 |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Retail Class
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$28.11	$34.66	$36.83	$33.33	$31.78

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.05	0.03	0.00 (b)	0.04	0.08
Net realized and unrealized gain (loss)	(3.96)	(2.44)	2.08	6.27	4.77

Total from Investment Operations	(3.91)	(2.41)	2.08	6.31	4.85

LESS DISTRIBUTIONS FROM:
Net investment income	(0.04)	—	—	(0.05)	(0.12)
Net realized capital gains	(2.29)	(4.14)	(4.25)	(2.76)	(3.18)

Total Distributions	(2.33)	(4.14)	(4.25)	(2.81)	(3.30)

Net asset value, end of the period	$21.87	$28.11	$34.66	$36.83	$33.33

Total return(c)	(15.56)%	(4.33)%	5.95%	19.38%	16.47%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$83,163	$134,434	$208,310	$251,405	$267,936
Net expenses(d)	1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses	1.20%	1.18%	1.17%	1.18%	1.18%
Net investment income	0.23%	0.10%	0.01%	0.12%	0.27%
Portfolio turnover rate	23%	24%	19%	25%	22%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

| 48

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Admin Class
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$26.68	$33.25	$35.58	$32.31	$30.88

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.01)	(0.04)	(0.08)	(0.04)	0.01
Net realized and unrealized gain (loss)	(3.73)	(2.39)	2.00	6.07	4.62

Total from Investment Operations	(3.74)	(2.43)	1.92	6.03	4.63

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	—	—	(0.02)
Net realized capital gains	(2.29)	(4.14)	(4.25)	(2.76)	(3.18)

Total Distributions	(2.29)	(4.14)	(4.25)	(2.76)	(3.20)

Net asset value, end of the period	$20.65	$26.68	$33.25	$35.58	$32.31

Total return(b)	(15.74)%	(4.60)%	5.68%	19.10%	16.19%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$7,662	$13,357	$24,530	$30,533	$43,973
Net expenses(c)	1.40%	1.40%	1.40%	1.40%	1.39	%(d)
Gross expenses	1.45%	1.43%	1.42%	1.43%	1.42	%(d)
Net investment income (loss)	(0.03)%	(0.15)%	(0.24)%	(0.11)%	0.03%
Portfolio turnover rate	23%	24%	19%	25%	22%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Includes refund of prior year service fee of 0.01%.

See accompanying notes to financial statements.

49 |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Class N
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$28.68	$35.31	$37.41	$33.81	$32.22

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.13	0.12	0.12	0.15	0.19
Net realized and unrealized gain (loss)	(4.03)	(2.50)	2.11	6.37	4.83

Total from Investment Operations	(3.90)	(2.38)	2.23	6.52	5.02

LESS DISTRIBUTIONS FROM:
Net investment income	(0.14)	(0.11)	(0.08)	(0.16)	(0.25)
Net realized capital gains	(2.29)	(4.14)	(4.25)	(2.76)	(3.18)

Total Distributions	(2.43)	(4.25)	(4.33)	(2.92)	(3.43)

Net asset value, end of the period	$22.35	$28.68	$35.31	$37.41	$33.81

Total return	(15.28)%	(4.07)%	6.28%	19.78%	16.84%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$92,818	$141,821	$153,646	$136,162	$68,332
Net expenses	0.85%	0.83%	0.83%	0.83%	0.83%
Gross expenses	0.85%	0.83%	0.83%	0.83%	0.83%
Net investment income	0.53%	0.43%	0.33%	0.44%	0.61%
Portfolio turnover rate	23%	24%	19%	25%	22%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

| 50

Financial Highlights – continued

For a share outstanding throughout each period.

	Small/Mid Cap Growth Fund—Institutional Class
	Year Ended September 30, 2020	Year Ended September 30, 2019		Year Ended September 30, 2018		Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$10.03	$15.49		$12.31		$9.73	$9.05

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.04)	(0.04)		(0.05)		0.00 (b)	(0.02)
Net realized and unrealized gain (loss)	2.06	(1.55	)(c)	3.23		2.60	0.70

Total from Investment Operations	2.02	(1.59)		3.18		2.60	0.68

LESS DISTRIBUTIONS FROM:
Net investment income	—	—		—		(0.02)	—
Net realized capital gains	(0.24)	(3.87)		—		—	—

Total Distributions	(0.24)	(3.87)		—		(0.02)	—

Net asset value, end of the period	$11.81	$10.03		$15.49		$12.31	$9.73

Total return(d)	20.38%	(3.27)%		25.83%		26.74%	7.51%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$52,170	$34,312		$17,500		$14,592	$11,974
Net expenses(e)	0.84%	0.85%		0.85%		0.85%	0.85%
Gross expenses	1.21%	1.30%		1.43%		1.57%	1.75%
Net investment income (loss)	(0.34)%	(0.35)%		(0.35)%		0.01%	(0.22)%
Portfolio turnover rate	60%	67%		102	%(f)	49%	53%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01.
(c)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	The variation in the Fund’s turnover rate from 2017 to 2018 was primarily due to significant shareholder flows.

See accompanying notes to financial statements.

51 |

Financial Highlights – continued

For a share outstanding throughout each period.

Small/Mid Cap Growth Fund— Class N
Period Ended September 30, 2020*
Net asset value, beginning of the period	$9.89

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.04)
Net realized and unrealized gain (loss)	2.20

Total from Investment Operations	2.16

LESS DISTRIBUTIONS FROM:
Net realized capital gains	(0.24)

Net asset value, end of the period	$11.81

Total return(b)(c)	22.08%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1
Net expenses(d)(e)	0.83%
Gross expenses(e)	107.49%
Net investment loss(e)	(0.34)%
Portfolio turnover rate(f)	60%

*	Class operations commenced on October 1, 2019.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2020.

See accompanying notes to financial statements.

| 52

Notes to Financial Statements

September 30, 2020

1.  Organization. Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds I:

Loomis Sayles Small Cap Value Fund (the “Small Cap Value Fund”)

Loomis Sayles Funds II:

Loomis Sayles Small Cap Growth Fund (the “Small Cap Growth Fund”)

Loomis Sayles Small/Mid Cap Growth Fund (the “Small/Mid Cap Growth Fund”)

Each Fund is a diversified investment company.

Small Cap Growth Fund offers Institutional Class, Retail Class and Class N shares. Small Cap Value Fund offers Institutional Class, Retail Class, Admin Class and Class N shares. Small/Mid Cap Growth Fund offers Institutional Class and Class N shares (effective October 1, 2019).

Each share class is sold without a sales charge. Retail Class and Admin Class shares pay a Rule 12b-1 fee. Class N shares are offered with an initial minimum investment of $1,000,000. Institutional Class shares are intended for institutional investors with a minimum initial investment of $100,000. Certain categories of investors are exempted from the minimum investment amount for Class N and Institutional Class as outlined in the relevant Fund’s prospectus. Admin Class shares are offered exclusively through intermediaries.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust and Natixis ETF Trust II (“Natixis ETF Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Retail Class and Admin Class), and transfer agent fees are borne collectively for Institutional Class, Retail Class and Admin Class, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

53 |

Notes to Financial Statements – continued

September 30, 2020

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation. Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock

| 54

Notes to Financial Statements – continued

September 30, 2020

Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes

55 |

Notes to Financial Statements – continued

September 30, 2020

recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Federal and Foreign Income Taxes. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2020 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a

| 56

Notes to Financial Statements – continued

September 30, 2020

Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

e.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as return of capital distributions received, deferred Trustees’ fees, redemptions-in-kind, capital gain distributions received and net operating losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to return of capital distributions received, deferred Trustees’ fees, capital gain distributions received and wash sales. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2020 and 2019 were as follows:

	2020 Distributions Paid From:			2019 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Small Cap Growth Fund	$—	$150,841,195	$150,841,195	$—	$131,384,945	$131,384,945
Small Cap Value Fund	2,526,541	55,082,819	57,609,360	1,761,169	110,774,229	112,535,398
Small/Mid Cap Growth Fund	—	817,114	817,114	—	4,717,064	4,717,064

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

57 |

Notes to Financial Statements – continued

September 30, 2020

As of September 30, 2020, the components of distributable earnings on a tax basis were as follows:

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
Undistributed ordinary income	$—	$1,813,776	$—
Undistributed long-term capital gains	41,523,437	35,346,868	841

Total undistributed earnings	41,523,437	37,160,644	841

Late-year ordinary and post-October capital loss deferrals*	(8,252,065)	—	(522,399)

Unrealized appreciation	581,264,005	57,653,388	9,889,102

Total accumulated earnings	$614,535,377	$94,814,032	$9,367,544

*

Under current tax law, net operating losses, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Small Cap Growth Fund and Small/Mid Cap Growth Fund are deferring net operating losses.

As of September 30, 2020, the tax cost of investments and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
Federal tax cost	$1,610,108,714	$420,080,220	$42,248,563

Gross tax appreciation	$627,992,151	$106,990,712	$10,949,590
Gross tax depreciation	(46,728,146)	(49,337,324)	(1,060,488)

Net tax appreciation	$581,264,005	$57,653,388	$9,889,102

f.  Repurchase Agreements. Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2020, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

g.  Securities Lending. Small Cap Growth Fund and Small Cap Value Fund have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as

| 58

Notes to Financial Statements – continued

September 30, 2020

agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2020, neither Fund had loaned securities under this agreement.

h.  Indemnifications. Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

i.  New Accounting Pronouncement. In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. An entity is permitted to early adopt any eliminated or modified disclosures upon issuance of the update and delay adoption of any new disclosures until the required effective date. Management has evaluated the impact of the adoption of ASU 2018-13 and has determined to early adopt the removal of (i) the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and (ii) the policy for timing of transfers between levels. Amended disclosures required and permitted for early adoption by ASU 2018-13 have been incorporated in the Funds’ annual financial statements as of September 30, 2020.

59 |

Notes to Financial Statements – continued

September 30, 2020

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2020, at value:

Small Cap Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$2,101,552,010	$—	$—	$2,101,552,010
Short-Term Investments	—	89,820,709	—	89,820,709

Total	$2,101,552,010	$89,820,709	$—	$2,191,372,719

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Small Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$473,309,049	$—	$—	$473,309,049
Other Investments(a)	—	—	—	—
Short-Term Investments	—	4,424,559	—	4,424,559

Total	$473,309,049	$4,424,559	$—	$477,733,608

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

| 60

Notes to Financial Statements – continued

September 30, 2020

Small/Mid Cap Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$50,488,857	$—	$—	$50,488,857
Short-Term Investments	—	1,648,808	—	1,648,808

Total	$50,488,857	$1,648,808	$—	$52,137,665

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

4.   Purchases and Sales of Securities. For the year ended September 30, 2020, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Small Cap Growth Fund	$1,091,080,281	$924,279,379
Small Cap Value Fund	131,996,209	267,405,033
Small/Mid Cap Growth Fund	36,492,481	24,550,298

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, LLC (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Small Cap Growth Fund	0.75%
Small Cap Value Fund	0.75%
Small/Mid Cap Growth Fund	0.75%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2021, may be terminated before then only with the consent of the Funds’ Board of Trustees and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/ reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

61 |

Notes to Financial Statements – continued

September 30, 2020

For the year ended September 30, 2020, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Admin Class	Class N
Small Cap Growth Fund	1.00%	1.25%	—	0.95%
Small Cap Value Fund	0.90%	1.15%	1.40%	0.85%
Small/Mid Cap Growth Fund	0.85%	—	—	0.83%

Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2020, the management fees for each Fund were as follows:

	Gross Management Fees	Contractual Waivers of Management Fees[1]	Voluntary Waivers of Management Fees[2]	Net Management Fees	Percentage of Average Daily Net Assets
Fund					Gross	Net
Small Cap Growth Fund	$13,879,951	$—	$—	$13,879,951	0.75%	0.75%
Small Cap Value Fund	4,342,299	242,252	—	4,100,047	0.75%	0.71%
Small/Mid Cap Growth Fund	313,390	151,521	3,635	158,234	0.75%	0.38%

[1]	Contractual management fee waivers are subject to possible recovery until September 30, 2021.
[2]	Voluntary management fee waivers are not subject to recovery under the expense limitation agreement described above.

b.  Service and Distribution Fees. Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, Small Cap Growth Fund and Small Cap Value Fund have adopted a Distribution Plan relating to each Fund’s Retail Class shares (the “Retail Class Plans”) and Small Cap Value Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Retail Class Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Retail Class shares, as compensation for services provided by Natixis Distribution

| 62

Notes to Financial Statements – continued

September 30, 2020

in connection with the marketing or sale of Retail Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

Under the Admin Class Plan, Small Cap Value Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of Small Cap Value Fund may pay Natixis Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2020, the service and distribution fees for each Fund were as follows:

	Service Fees	Distribution Fees
Fund	Admin Class	Retail Class	Admin Class
Small Cap Growth Fund	$—	$232,060	$—
Small Cap Value Fund	24,910	263,201	24,910

c.  Administrative Fees. Natixis Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trusts and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts of $10 million, which is reevaluated on an annual basis.

63 |

Notes to Financial Statements – continued

September 30, 2020

For the year ended September 30, 2020, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Small Cap Growth Fund	$817,150
Small Cap Value Fund	255,444
Small/Mid Cap Growth Fund	18,443

d.  Sub-Transfer Agent Fees. Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2020, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Small Cap Growth Fund	$1,224,338
Small Cap Value Fund	453,300
Small/Mid Cap Growth Fund	1,848

As of September 30, 2020, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Small Cap Growth Fund	$16,037
Small Cap Value Fund	4,420
Small/Mid Cap Growth Fund	29

Sub-transfer agent fees attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

| 64

Notes to Financial Statements – continued

September 30, 2020

e.  Trustees Fees and Expenses. The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $369,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $199,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee, the chairperson of the Audit Committee and the chairperson of the Governance Committee each receive an additional retainer fee at the annual rate of $20,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2020, the Chairperson of the Board received a retainer fee at the annual rate of $360,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $190,000, and the chairperson of the Governance Committee received an additional retainer fee at the annual rate of $15,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trusts.

65 |

Notes to Financial Statements – continued

September 30, 2020

f.  Affiliated Ownership. As of September 30, 2020, Natixis and affiliates, Loomis Sayles Funded Pension Plan and Trust (“Pension Plan”) and Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of the Funds representing the following percentages of the Funds’ net assets:

Fund	Natixis	Pension Plan	Retirement Plan	Total Affiliated Ownership
Small Cap Growth Fund	—	0.13%	1.14%	1.27%
Small Cap Value Fund	—	0.56%	4.46%	5.02%
Small/Mid Cap Growth Fund	Less than 1%	—	—	Less than 1%

Investment activities of affiliated shareholders could have material impacts on the Funds.

g.  Reimbursement of Transfer Agent Fees and Expenses. Natixis Advisors has given a binding contractual undertaking to Small/Mid Cap Growth Fund to reimburse any and all transfer agency expenses for the Fund’s Class N shares. This undertaking is in effect through January 31, 2021 and is not subject to recovery under the expense limitation agreement described above.

For the year ended September 30, 2020, Natixis Advisors reimbursed Small/Mid Cap Growth Fund $1,141 for transfer agency expenses related to Class N shares.

6.  Class-Specific Transfer Agent Fees and Expenses. Transfer agent fees and expenses attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended September 30, 2020, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class	Admin Class	Class N
Small Cap Growth Fund	$1,134,392	$112,695	$—	$7,151
Small Cap Value Fund	360,825	108,240	10,222	1,977
Small/Mid Cap Growth Fund	4,440	—	—	1,141

7.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar

| 66

Notes to Financial Statements – continued

September 30, 2020

quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and certain other legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees and/or miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

For the year ended September 30, 2020, none of the Funds had borrowings under this agreement.

8.  Concentration of Ownership. From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2020, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non- Affiliated Account Holders	Percentage of Non- Affiliated Ownership	Percentage of Affiliated Ownership (Note 5f)	Total Percentage of Ownership
Small Cap Value Fund	2	19.45%	5.02%	24.47%
Small/Mid Cap Growth Fund	6	78.17%	—	78.17%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

9.  Risk. Global markets have experienced periods of high volatility triggered by the ongoing public health emergency known as coronavirus (“Covid-19”). As the situation continues, the extent and duration of the impact that the Covid-19 outbreak may have on financial markets and the economy as a whole remains highly uncertain. If the effects of the Covid-19 outbreak on financial markets and the economy continue for an extended period of time, the Funds’ future financial and investment results may be adversely affected.

67 |

Notes to Financial Statements – continued

September 30, 2020

10.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Small Cap Growth Fund

	Year Ended September 30, 2020		Year Ended September 30, 2019

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	13,167,719	$318,448,815	11,579,961	$308,840,843
Issued in connection with the reinvestment of distributions	2,907,753	77,404,396	3,229,384	71,175,640
Redeemed	(14,223,727)	(360,653,006)	(9,640,609)	(255,383,227)

Net change	1,851,745	$35,200,205	5,168,736	$124,633,256

Retail Class
Issued from the sale of shares	912,597	$20,495,084	1,457,788	$35,354,241
Issued in connection with the reinvestment of distributions	379,550	9,116,785	580,575	11,675,362
Redeemed	(1,459,375)	(33,506,278)	(2,734,300)	(66,088,287)

Net change	(167,228)	$(3,894,409)	(695,937)	$(19,058,684)

Class N
Issued from the sale of shares	17,628,357	$452,596,699	14,891,081	$407,213,957
Issued in connection with the reinvestment of distributions	2,249,879	60,476,756	2,040,644	45,322,697
Redeemed	(6,620,566)	(169,949,416)	(9,488,573)	(252,762,328)

Net change	13,257,670	$343,124,039	7,443,152	$199,774,326

Increase from capital share transactions	14,942,187	$374,429,835	11,915,951	$305,348,898

| 68

Notes to Financial Statements – continued

September 30, 2020

10.  Capital Shares – continued

	Small Cap Value Fund

	Year Ended September 30, 2020		Year Ended September 30, 2019

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	3,070,880	$72,483,944	1,885,997	$52,720,402
Issued in connection with the reinvestment of distributions	1,187,726	33,101,927	2,757,754	64,641,757
Redeemed	(6,171,314)	(143,712,872)	(6,172,550)	(172,631,075)

Net change	(1,912,708)	$(38,127,001)	(1,528,799)	$(55,268,916)

Retail Class
Issued from the sale of shares	209,646	$4,830,652	248,433	$6,930,683
Issued in connection with the reinvestment of distributions	385,444	10,541,881	1,013,991	23,352,213
Redeemed	(1,576,219)	(38,194,968)	(2,489,201)	(67,155,838)

Net change	(981,129)	$(22,822,435)	(1,226,777)	$(36,872,942)

Admin Class
Issued from the sale of shares	89,240	$2,047,167	164,641	$4,244,622
Issued in connection with the reinvestment of distributions	33,393	863,879	103,280	2,261,822
Redeemed	(252,153)	(5,146,329)	(505,156)	(12,991,234)

Net change	(129,520)	$(2,235,283)	(237,235)	$(6,484,790)

Class N
Issued from the sale of shares	606,779	$14,233,156	1,949,203	$53,692,224
Issued in connection with the reinvestment of distributions	396,172	11,045,289	779,733	18,276,952
Redeemed	(1,794,608)	(44,897,333)	(2,136,634)	(60,278,030)

Net change	(791,657)	$(19,618,888)	592,302	$11,691,146

Decrease from capital share transactions	(3,815,014)	$(82,803,607)	(2,400,509)	$(86,935,502)

69 |

Notes to Financial Statements – continued

September 30, 2020

10.  Capital Shares – continued

	Small/Mid Cap Growth Fund

	Year Ended September 30, 2020		Year Ended September 30, 2019

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	2,299,458	$24,306,399	2,433,625	$23,898,389
Issued in connection with the reinvestment of distributions	74,958	787,810	540,127	4,234,598
Redeemed	(844,906)	(8,799,784)	(681,600)	(7,115,964)
Redeemed in-kind (Note 11)	(532,341)	(5,600,230)	—	—

Net change	997,169	$10,694,195	2,292,152	$21,017,023

Class N(a)
Issued from the sale of shares	101	$1,000	—	$—
Issued in connection with the reinvestment of distributions	2	24	—	—

Net change	103	$1,024	—	$—

Increase from capital share transactions	997,272	$10,695,219	2,292,152	$21,017,023

(a) Class operations commenced on October 1, 2019.

11.  Redemption In-Kind. In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (redemption in-kind). For financial reporting purposes, the Fund will recognize a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund will recognize a loss if the cost exceeds value. Gains and losses realized on redemptions in-kind are not recognized for tax purposes, and are re-classified from realized gain (loss) to paid-in-capital. Small/Mid Cap Growth Fund realized a gain of $779,521 on redemptions in-kind during the year ended September 30, 2020. This amount is included in realized gain (loss) on the Statements of Operations.

| 70

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Small Cap Value Fund, Loomis Sayles Small Cap Growth Fund and Loomis Sayles Small/Mid Cap Growth Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles Small Cap Value Fund (one of the funds constituting Loomis Sayles Funds I), and Loomis Sayles Small Cap Growth Fund and Loomis Sayles Small/Mid Cap Growth Fund (two of the funds constituting Loomis Sayles Funds II) (hereafter collectively referred to as the “Funds”) as of September 30, 2020, the related statements of operations for the year ended September 30, 2020, the statements of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

November 20, 2020

We have served as the auditor of one or more investment companies in the Natixis Investment Company Complex since at least 1995. We have not determined the specific year we began serving as auditor.

71 |

2020 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2020, a percentage of dividends distributed by the Fund listed below qualifies for the dividends received deduction for corporate shareholders. This percentage is as follows:

Fund	Qualifying Percentage
Small Cap Value Fund	100.00%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2020, unless subsequently determined to be different.

Fund	Amount
Small Cap Growth Fund	$150,841,195
Small Cap Value Fund	55,082,819
Small/Mid Cap Growth Fund	817,114

Qualified Dividend Income. For the fiscal year ended September 30, 2020, the Fund below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2020, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Small Cap Value Fund

| 72

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Loomis Sayles Funds at 800-633-3330.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	54 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Chairperson of Governance Committee and Audit Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	54 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired	54 Director of Triumph Group (aerospace industry)	Significant experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

73 |

Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of Contract Review Committee	Retired	54 Director of Abt Associates Inc. (research and consulting); Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts	54 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member and Governance Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	54 Director, Sterling Bancorp (bank)	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

| 74

Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	54 Director, FutureFuel.io (chemicals and biofuels)	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	54 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Retired	54 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance); formerly, President of Urban Strategy America Fund (real estate fund manager)	54 Trustee, Eastern Bank (bank); formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)	Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

75 |

Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Audit Committee and Governance Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	54 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer of Loomis Sayles Fund I since 2015	President, Chief Executive Officer and Chairman of the Board of Directors	54 None	Significant experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President of Loomis Sayles Funds II and Executive Vice President of Loomis Sayles Funds I since 2008; Chief Executive Officer of Loomis Sayles Funds II since 2015	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	54 None	Significant experience on the Board; experience as President and Chief Executive Officer of Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Mr. Drucker was appointed to serve an additional one year term as the Chairperson of the Board on June 12, 2019.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis ETF Trust and Natixis ETF Trust II (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

| 76

Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer Chief Compliance Officer and Anti-Money Laundering Officer	Since 2016 Since 2020	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

77 |

Annual Report

September 30, 2020

Loomis Sayles Credit Income Fund

Loomis Sayles Intermediate Duration Bond Fund

Loomis Sayles Limited Term Government and Agency Fund

IMPORTANT NOTICE TO SHAREHOLDERS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you wish to continue receiving paper copies of your shareholder reports after January 1, 2021, you can inform the Fund at any time by calling 1-800-225-5478. If you hold your account with a financial intermediary and you wish to continue receiving paper copies after January 1, 2021, you should call your financial intermediary directly. Paper copies are provided free of charge, and your election to receive reports in paper will apply to all funds held with the Natixis Funds complex. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You currently may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at www.icsdelivery.com/natixisfunds.

LOOMIS SAYLES CREDIT INCOME FUND

Managers	Symbols

Matthew J. Eagan, CFA®	Class A LOCAX

Elaine M. Stokes	Class C LOCCX

Brain P. Kennedy	Class N LOCNX

Class Y LOCYX

Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks high current income with a secondary objective of capital growth.

Market Conditions

The financial markets experienced significant volatility in the past year, as investors grappled with the uncertainty surrounding Covid-19. The bulk of the market disruptions occurred in February and March, when world governments first aimed to contain the virus by locking down broad swaths of their economies. Higher-risk assets were hit hard in the ensuing sell-off, while demand for lower-risk investments surged. Markets snapped back after the first quarter of 2020 amidst unprecedented central bank actions, lifting of lockdowns and promising news of a potential vaccine.

Performance Results

The Loomis Sayles Credit Income Fund was launched on September 29, 2020. For the period ending September 30, 2020, Class Y shares of the Fund returned -0.30% at net asset value. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Credit Index, which returned -0.19%.

Explanation of Fund Performance

The trading costs to launch and transition the portfolio from cash to full investment were the largest detractor from Fund performance. Allocation to cash detracted from performance. Due to the newness of the Fund, cash levels were higher than we would typically expect.

The Fund’s allocations to investment grade and high yield corporate credit were the main contributors to performance, aided by exposure to the consumer non-cyclical sector.

Outlook

While economic and financial market conditions have continued to show encouraging signs of improvement, the outlook remains uncertain. The Federal Reserve has provided forward guidance that helps ensure monetary policy can remain accommodative for the foreseeable future, which appears to be boosting business and consumer confidence and keeping investor risk appetite strong going into the final quarter of the year. We also believe it is still possible for a limited agreement to be reached that extends the fiscal stimulus package and provides further support to the economy, though ongoing debate by lawmakers on the size and scale of the package has been causing increased anxiety among

1 |

investors as we get closer to the US election. We continue to assess the immediate and longer-term impacts of the pandemic on the economy, but currently expect a slow and uneven pace of recovery.

Valuations in the corporate bond sectors have been less compelling following the strong credit rally that has unfolded since the end of March. However, we believe the low global interest rate environment will likely continue to drive the search for yield and help provide a positive technical backdrop for both investment grade and high yield corporate debt. Also, we have been active and selective in new issues throughout the year, and will continue to look for opportunities in the primary market.

| 2

LOOMIS SAYLES CREDIT INCOME FUND

Total Returns — September 30, 20203

		Expense Ratios[4]
	Life of Fund	Gross	Net

Class Y (Inception 9/29/20)
NAV	-0.30%	1.11%	0.57%

Class A (Inception 9/29/20)
NAV	-0.30	1.36	0.82
With 4.25% Maximum Sales Charge	-4.50

Class C (Inception 9/29/20)
NAV	-0.30	2.11	1.57
With CDSC[1]	-1.30

Class N (Inception 9/29/20)
NAV	-0.30	1.42	0.52

Comparative Performance
Bloomberg Barclays U.S. Credit Index[2]	-0.19

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2

The Bloomberg Barclays U.S. Credit Index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets. It is composed of the U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies, sovereigns, supranationals and local authorities. The U.S. Credit Index was called the U.S. Corporate Index until July 2000, when it was renamed to reflect its inclusion of both corporate and non-corporate issuers. The U.S. Credit Index is a subset of the U.S. Government/Credit Index and U.S. Aggregate Index. Indexes are unmanaged. It is not possible to invest directly in an index.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

3 |

LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

Managers	Symbols

Daniel Conklin, CFA®	Class A LSDRX

Christopher T. Harms	Class C LSCDX

Clifton V. Rowe, CFA®	Class N LSDNX

Class Y LSDIX

Loomis, Sayles & Company, L.P.

Investment Goal

The Fund’s investment objective is above-average total return through a combination of current income and capital appreciation.

Market Conditions

The financial markets experienced significant volatility over the 12-month period, as investors grappled with the uncertainty surrounding Covid-19. The bulk of the market disruptions occurred in February and March, when world governments first aimed to contain the virus by locking down broad swaths of their economies. Higher-risk assets were hit hard in the ensuing selloff, while demand for lower-risk investments surged. The US Federal Reserve (Fed) sought to counter the extraordinary developments by cutting the fed funds rate to zero and reinstituting quantitative easing through the purchases of Treasuries and mortgage-backed securities. The Fed also revived lending facilities last used in 2008, such as the TALF, which is a funding backstop for the asset-backed securities (ABS) market. The central bank even established facilities never used before, such as the Corporate Credit Facilities which allowed the Fed to purchase corporate bond assets for the first time in its history. In conjunction with a $2.2 trillion stimulus package passed by the US Congress, the Fed’s response fueled an impressive recovery in higher-risk assets from late March onward.

The uncertain environment worked to the benefit of US Treasuries due to their status as a relative “safe haven.” Longer duration bonds delivered particularly robust gains. The yield on the 10-year Treasury note fell to an all-time low in March and remained close to that level thereafter on expectations that the Fed would pursue its low-rate policy indefinitely. (Prices and yields move in opposite directions.)

Investment grade corporates were notable beneficiaries of rising risk appetite and investors’ demand for high-quality alternatives to low-yielding government debt. Despite their downturn in the February-March selloff, corporates outperformed the broader fixed income market for the full 12-month period.

Securitized assets, including ABS, mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS), lagged Treasuries and investment grade corporates, but nonetheless posted a solid total return as they rallied in the second half of the period.

| 4

LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

Performance Results

For the 12 months ended September 30, 2020, Class Y shares of the Loomis Sayles Intermediate Duration Bond Fund returned 7.33% at net asset value. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, which returned 6.32%.

Explanation of Fund Performance

The Fund’s positioning to risk assets like corporate bonds and underweight US Treasuries proved beneficial to performance relative to the benchmark as the sector underperformed risk assets during the period.

Corporate bond exposure and selection within the asset class was a large positive contributor to relative performance over the period as corporates outperformed US Treasuries of comparable duration (and corresponding interest rate sensitivity). Positive contributions within the Fund’s allocation to corporates were led by an overweight to financials, particularly within the banking segment. Additionally, security selection within industrial segments such as technology and electric companies contributed to performance.

Our underweight positioning and selection within the government-related sector also proved to be beneficial over the twelve months.

On the downside, select names within agency securitized assets detracted from performance over the period year. Security selection within non-agency securitized credit slightly detracted as well. Within corporates, selection within energy names proved to be a drag on performance.

Outlook

We expect the Fed’s benchmark fed funds rate to remain unchanged at the zero lower bound and the front end of the Treasury yield curve to remain anchored for the foreseeable future. We do not anticipate the Fed bringing rates into negative territory on the view that negative policy rates are broadly disruptive to a nation’s financial system. We believe US Treasury yields will trade in a fairly tight range through the US presidential election, but may respond more acutely in the days following depending on the result and whether the result is contested. Once the results are determined, however, we see more potential for yields to rise as we move through 2021. In particular, improving prospects for a vaccine rollout could be a catalyst for rising intermediate and longer maturity Treasury yields, while the front end remains anchored. With the demand side of the equation improving, we believe there will likely be pockets of inflation as supply remains disrupted and we continue to see ultra-accommodative monetary policy and ample fiscal support.

Our base case expectation is that we are in the credit repair phase of the credit cycle1 and are starting to push towards recovery in some segments of the US economy. Credit sector valuations have trended toward levels observed prior to the first quarter of 2020, but still present a potential opportunity to obtain an attractive yield advantage over duration-matched government bonds. We believe corporate credit spreads may continue to tighten, albeit much more gradually than what we saw in the second quarter of 2020. Despite the weakened fundamental picture in the post-Covid environment, we believe corporate credit

5 |

remains supported by a strong technical backdrop headlined by committed central bank support and strong investor demand for incremental yield.

We continue to follow our process in building diversified exposures by asset class, industry and issuer. We are favoring sectors offering higher yield potential than Treasuries and remain underweight government bonds given the low yield environment. Corporate bond risk in the Fund was elevated during the early part of the third quarter of 2020 as we found continued opportunities in the primary market through new issues with favorable concessions. As valuations became less attractive during the recent quarter, corporate bond risk was modestly reduced in those issues and industries that appeared to be trading at levels closer to what we consider fair value. We continue to hold select high yield corporate names which we view as inexpensive.

We remain overweight both agency and non-agency CMBS, particularly senior parts of the capital stack. While residential MBS valuations have improved somewhat, we remain focused on securities with limited prepayment risk. We believe the high-quality ABS sector remains attractive relative to government bonds, and favor auto loans and credit card receivables within the sector.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health

Hypothetical Growth of $100,000 Investment in Class Y Shares1,4

September 30, 2010 through September 30, 2020

See notes to chart on page 7.

| 6

LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

Average Annual Total Returns — September 30, 20204

				Life of	Expense Ratios[5]
	1 Year	5 Years	10 Years	Class N	Gross	Net

Class Y (Inception 1/28/98)[1]
NAV	7.33%	3.88%	3.43%	—%	0.48%	0.40%

Class A (Inception 5/28/10)[1]
NAV	7.06	3.62	3.16	—	0.72	0.65
With 4.25% Maximum Sales Charge	2.48	2.73	2.71	—

Class C (Inception 8/31/16)[1]
NAV	6.27	2.85	2.33	—	1.48	1.40
With CDSC[2]	5.27	2.85	2.33	—

Class N (Inception 2/01/19)
NAV	7.39	—	—	8.23	0.42	0.35

Comparative Performance
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index[3]	6.32	3.39	2.91	7.26

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

As of August 31, 2016, the Fund’s Retail Class shares and Institutional Class shares were redesignated as Class A shares and Class Y shares, respectively. Accordingly, the returns shown in the table for Class A shares prior to August 31, 2016 are those of Retail Class shares, restated to reflect the sales loads of Class A shares, and the returns in the table for Class Y shares prior to August 31, 2016 are those of Institutional Class shares.

2	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3

The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index includes securities in the intermediate maturity range within the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

7 |

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Managers	Symbols

Daniel Conklin, CFA®	Class A NEFLX

Christopher T. Harms	Class C NECLX

Clifton V. Rowe, CFA®	Class N LGANX

Class Y NELYX

Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks high current return consistent with preservation of capital.

Market Conditions

The financial markets experienced significant volatility in the past year, as investors grappled with the uncertainty surrounding Covid-19. The bulk of the market disruptions occurred in February and March, when world governments first aimed to contain the virus by locking down broad swaths of their economies. Higher-risk assets were hit hard in the ensuing selloff, while demand for lower-risk investments surged. The US Federal Reserve (Fed) sought to counter the extraordinary developments by cutting the fed funds rate to zero and reinstituting quantitative easing through the purchases of Treasuries and mortgage-backed securities. The Fed revived lending facilities last used in 2008, such as the TALF, which is a funding backdrop for the asset-backed securities (ABS) market. The central bank even established facilities never used before, such as the Corporate Credit Facilities which allowed the Fed to purchase corporate bond assets for the first time in its history. In conjunction with a $2.2 trillion stimulus package passed by the US Congress, the Fed’s response fueled an impressive recovery in higher-risk assets from late March onward.

The uncertain environment worked to the benefit of US Treasuries due to their status as a relative “safe haven.” Longer duration bonds delivered particularly robust gains. The yield on the 10-year note fell to an all-time low in March and remained close to that level thereafter on expectations that the Fed would pursue its low-rate policy indefinitely. (Prices and yields move in opposite directions.)

Securitized assets, including ABS, mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS), lagged Treasuries and investment grade corporates, but nonetheless posted a solid total return as they rallied in the second half of the period.

Performance Review

For the 12 months ended September 30, 2020, Class Y shares of the Loomis Sayles Limited Term Government and Agency Fund returned 3.35%, at net asset value. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. 1-5 Year Government Bond Index, which returned 4.68%.

| 8

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Explanation of Fund Performance

The Fund’s positioning along the yield curve (which depicts the relationship among bond yields across the maturity spectrum) was the main detractor from relative return. The portfolio’s slightly shorter-than-benchmark stance with respect to duration (a gauge of interest rate sensitivity) also weighed on results, as Treasury yields fell over the period. Bond selection within non-agency CMBS weighed on performance during the period. Within agency mortgage-backed securities, exposure to both pass-through securities and collateralized mortgage obligations detracted from relative performance.

The Fund’s security selection within securitized agency sectors was a positive source of relative performance during the period. Security selection within US Treasuries also aided performance during the period. Within securitized agency assets, the Fund’s allocation to commercial mortgage-backed securities (CMBS) was a positive source of relative performance. Within non-agency securitized assets, the Fund’s allocation to asset-backed securities, such as those backed by auto loans, contributed positively.

Outlook

Agency mortgage-backed security (MBS) spreads (the difference in yield between agency MBS and Treasuries of similar maturity) have become more attractive with valuations near longer-term averages. Mortgages issued in recent years are relatively high quality compared with those issued in prior years. However, these securities are valued with premiums and have prepayment risk as borrowers refinance to lower rate mortgages. Therefore, we prefer MBS sectors less likely to face refinancing and extension risk, such as low loan balance mortgages and home equity conversion mortgages.

Within the commercial real estate sector, we have focused on agency commercial mortgage-backed security (CMBS) opportunities, adding to those exposures during the quarter.

Non-agency issued securitized exposures remain steady, but we have marginally adjusted exposures to asset-backed securities (ABS) versus CMBS. The ABS market has recovered faster than CMBS, and we continue to find opportunities which offer strong credit quality and enhanced yield.

9 |

Hypothetical Growth of $100,000 Investment in Class Y Shares3

September 30, 2010 through September 30, 2020

See notes to chart on page 11.

| 10

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Average Annual Total Returns — September 30, 20203

				Life of	Expense Ratios[4]
	1 Year	5 Years	10 Years	Class N	Gross	Net

Class Y (Inception 3/31/94)
NAV	3.35%	1.89%	1.83%	—%	0.50%	0.50%

Class A (Inception 1/3/89)
NAV	3.19	1.65	1.57	—	0.75	0.75
With 2.25% Maximum Sales Charge	0.88	1.18	1.34	—

Class C (Inception 12/30/94)
NAV	2.34	0.88	0.81	—	1.50	1.50
With CDSC[1]	1.34	0.88	0.81	—

Class N (Inception 2/1/17)
NAV	3.53	—	—	2.58	0.43	0.41

Comparative Performance
Bloomberg Barclays U.S. 1-5 Year Government Bond Index[2]	4.68	2.21	1.72	2.88

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2

The Bloomberg Barclays U.S. 1-5 Year Government Bond Index is a subindex of the Bloomberg Barclays U.S. Government Index, which is comprised of the Bloomberg Barclays U.S. Treasury and U.S. Agency Indices. The Bloomberg Barclays U.S. Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and U.S. agency debentures (publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government). The Bloomberg Barclays U.S. Government Index is a component of the Bloomberg Barclays U.S. Government/Credit Index and the Bloomberg Barclays U.S. Aggregate Bond Index.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

11 |

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities the most recent 12-month period ended June 30 is available from the Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Natixis Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

| 12

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2020 through September 30, 2020. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

13 |

LOOMIS SAYLES CREDIT INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/2020[1]	ENDING ACCOUNT VALUE 9/30/2020	EXPENSES PAID DURING PERIOD 4/1/2020[1] – 9/30/2020
Class A
Actual	$1,000.00	$997.00	$0.02	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,020.90	$4.14	*
Class C
Actual	$1,000.00	$997.00	$0.04	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,017.15	$7.92	*
Class N
Actual	$1,000.00	$997.00	$0.01	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,022.40	$2.63	*
Class Y
Actual	$1,000.00	$997.00	$0.02	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,022.15	$2.88	*

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.82%, 1.57%, 0.52% and 0.57% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

[1]

Fund commenced operations on September 29, 2020. Actual expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement) of 0.82%, 1.57%, 0.52% and 0.57% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (1), divided by 366 (to reflect the partial period).

LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2020	ENDING ACCOUNT VALUE 9/30/2020	EXPENSES PAID DURING PERIOD* 4/1/2020 – 9/30/2020
Class A
Actual	$1,000.00	$1,062.30	$3.35
Hypothetical (5% return before expenses)	$1,000.00	$1,021.75	$3.29
Class C
Actual	$1,000.00	$1,058.20	$7.20
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$7.06
Class N
Actual	$1,000.00	$1,063.90	$1.81
Hypothetical (5% return before expenses)	$1,000.00	$1,023.25	$1.77
Class Y
Actual	$1,000.00	$1,063.60	$2.06
Hypothetical (5% return before expenses)	$1,000.00	$1,023.00	$2.02

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.65%, 1.40%, 0.35% and 0.40% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

| 14

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND	BEGINNING ACCOUNT VALUE 4/1/2020	ENDING ACCOUNT VALUE 9/30/2020	EXPENSES PAID DURING PERIOD* 4/1/2020 – 9/30/2020
Class A
Actual	$1,000.00	$1,008.50	$3.82
Hypothetical (5% return before expenses)	$1,000.00	$1,021.20	$3.84
Class C
Actual	$1,000.00	$1,003.90	$7.61
Hypothetical (5% return before expenses)	$1,000.00	$1,017.40	$7.67
Class N
Actual	$1,000.00	$1,009.30	$2.16
Hypothetical (5% return before expenses)	$1,000.00	$1,022.85	$2.17
Class Y
Actual	$1,000.00	$1,008.80	$2.61
Hypothetical (5% return before expenses)	$1,000.00	$1,022.40	$2.63

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.76%, 1.52%, 0.43% and 0.52% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

15 |

BOARD APPROVAL OF THE INITIAL ADVISORY AGREEMENT FOR LOOMIS SAYLES CREDIT INCOME FUND

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees of the Trust (the “Board”) and a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), voting separately, initially approve any new investment advisory agreements for a registered investment company, including a newly formed fund such as the Loomis Sayles Credit Income Fund (the “Fund”). The Trustees, including the Independent Trustees, unanimously approved, for an initial two-year term, the proposed investment advisory agreement (the “Agreement”) for the Fund at a meeting held on September 10, 2020.

In connection with this review, Fund management and other representatives of the Fund’s adviser, Loomis, Sayles & Company, L.P. (the “Adviser”), distributed to the Trustees materials including, among other items, information regarding (i) the Fund’s investment objective, strategies and risks, (ii) the proposed advisory fees and other expenses to be charged to the Fund, including information comparing the Fund’s expenses to those of peer groups and categories of funds and information on fees charged to other funds and accounts advised by the Adviser and the proposed expense cap, (iii) the size, education and experience of the Adviser’s investment staff and the investment strategies proposed to be used in managing the Fund, (iv) proposed arrangements for the distribution of the Fund’s shares, (v) information about the Adviser’s performance, and (vi) the general economic outlook with particular emphasis on the mutual fund industry.

The Trustees also considered the fact that they oversee other funds advised by the Adviser as well as information about the Adviser they had received in connection with their oversight of those other funds. Because the Fund is newly formed and had not commenced operations at the time of the Trustees’ review, certain information, including data relating to Fund performance, was not available, and therefore could not be distributed to the Trustees. Throughout the process, the Trustees were afforded the opportunity to ask questions of, and request additional materials from, the Adviser.

In considering whether to initially approve the Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included, but were not limited to, the factors listed below.

The nature, extent and quality of the services to be provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services to be provided by the Adviser and its affiliates to the Fund and the resources to be dedicated to the Fund by the Adviser and its affiliates. The Trustees considered their experience with other funds advised by the Adviser, as well as the affiliation between the Adviser and Natixis Investment Managers, LLC, whose affiliates provide investment advisory services to other funds in the same family of mutual funds. In this regard, the Trustees considered not only the advisory services proposed to be provided by the Adviser to the Fund, but also the

| 16

monitoring and oversight services proposed to be provided by Natixis Advisors, L.P. (“Natixis Advisors”). They also considered the administrative and shareholder services proposed to be provided by Natixis Advisors and its affiliates to the Fund.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the scope of the services to be provided to the Fund under the Agreement seemed consistent with the Fund’s operational requirements, and that the Adviser had the capabilities, resources and personnel necessary to provide the advisory services that would be required by the Fund. The Trustees determined that the nature, extent and quality of services proposed to be provided under the Agreement supported approval of the Agreement.

Investment performance of the Fund and the Adviser. Because the Fund had not yet commenced operations, performance information for the Fund was not considered; however, the Board considered the performance of other funds and accounts managed by the Adviser.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that these relevant factors supported approval of the Agreement.

The costs of the services to be provided by the Adviser and profits to be realized by the Adviser and its affiliates from their respective relationships with the Fund. Although the Fund had not yet commenced operations at the time of the Trustees’ review of the Agreement, the Trustees reviewed information comparing the proposed advisory fees and estimated total expenses of the Fund’s share classes with the fees and expenses of comparable share classes of comparable funds identified by the Adviser, including information about how those funds were selected and information about differences in such fees. In evaluating the Fund’s proposed advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund. The Trustees also noted that the Fund would have an expense limitation in place. In addition, the Trustees considered information regarding the administrative and distribution fees to be paid by the Fund to the Adviser’s affiliates.

Because the Fund had not yet commenced operations, historical profitability information with respect to the Fund was not considered. However, the Trustees noted the information provided in court cases in which adviser profitability was an issue, the estimated expense level of the Fund, and that the Fund would be subject to an expense limitation.

17 |

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee and expenses proposed to be charged to the Fund were fair and reasonable, and supported the approval of the Agreement.

Economies of scale. The Trustees considered the extent to which the Adviser may realize economies of scale in the provision of services by the Adviser, and whether those economies could be shared with the Fund through breakpoints in its investment advisory fee or other means, such as expense limitations. The Trustees noted that the Fund will be subject to an expense limitation. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale might be shared with the Fund supported the approval of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•	The compliance-related resources the Adviser and its affiliates would provide to the Fund.

•

The nature, quality, cost and extent of administrative and shareholder services to be performed by the Adviser and its affiliates, both under the Agreement and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the Agreement should be approved.

| 18

Loomis Sayles Intermediate Duration Bond Fund and Loomis Sayles Limited Term Government and Agency Fund

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trusts (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ advisory fees to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense limitations and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (ii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iii) the allocation of the Funds’ brokerage, if any, including, to the extent applicable, the use of “soft” commission dollars to pay for research and other similar services, (iv) each Adviser’s policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting and valuation, (v) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (vi) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and expense differentials against each Fund’s peer group/category of

19 |

funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent Board or Committee presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings. These updates have increased in frequency during the COVID-19 crisis.

The Board most recently approved the continuation of the Agreements for a one-year period at its meeting held in June 2020. In the case of Loomis Sayles Limited Term Government and Agency Fund, the Board approved the Agreement with an amendment that reduced the Fund’s advisory fee effective on July 1, 2020. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by Natixis Advisors, L.P. (“Natixis Advisors”). They also considered the administrative and shareholder services provided by Natixis Advisors and its affiliates to the Funds. They also took into consideration increases in the services provided resulting from new regulatory requirements.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that measured the performance of the Funds on a risk adjusted basis.

| 20

The Board noted that through December 31, 2019, each Fund’s one-, three- and five-year performance, stated as percentile rankings within categories selected by the independent third-party data provider was as follows (where the best performance would be in the first percentile of its category):

	One-Year	Three-Year	Five-Year
Loomis Sayles Intermediate Duration Bond Fund	71%	77%	67%
Loomis Sayles Limited Term Government and Agency Fund	43%	20%	20%

In the case of a Intermediate Duration Bond Fund that had performance that lagged that of a relevant category group median as determined by the independent third-party for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreement, including: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies and (2) that the Fund had outperformed its relevant performance benchmark for all periods. The Board also considered information about the Funds’ more recent performance, including how that performance had been impacted by the COVID-19 crisis.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory and administrative services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets, the greater regulatory costs associated with the management of such assets, and the entrepreneurial, regulatory and other risks associated with sponsoring and managing mutual funds. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Adviser to offer competitive compensation and the potential need to expend additional resources to the extent the Fund grows in size. The Trustees considered that over the past several years, management had

21 |

made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense limitations for various funds in the fund family. They noted that both of the Funds have expense limitations in place, and they considered the amounts waived or reimbursed by the Adviser for Loomis Sayles Intermediate Duration Bond Fund under its expense limitation agreement. The Trustees also considered that Loomis Sayles Limited Term Government and Agency Fund’s current expenses are below its limitation. They further noted that management had proposed to reduce the expense limitation for Loomis Sayles Limited Term Government and Agency Fund on all share classes, effective as of July 1, 2020. The Trustees noted that the total advisory fee rates for the Funds were below the medians of their respective peer group of funds. They further noted that management had proposed to reduce the advisory fee rate for Loomis Sayles Limited Term Government and Agency Fund.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about how expenses are determined and allocated for purposes of profitability calculations. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Funds, the expense levels of the Funds, whether the Adviser had implemented breakpoints and/or expense limitations with respect to such Funds and the overall profit margin of Natixis Investment Managers compared to that of certain other investment managers for which such data was available.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense limitations. The Trustees also considered management’s explanation of the factors that are taken into account with respect to the implementation of breakpoints in investment advisory fees or expense limitations. With respect to economies of scale, the Trustees noted that Loomis Sayles Limited Term Government and Agency Fund had breakpoints in its advisory fee and that each of the Funds was subject to an expense limitation. The Trustees also considered management’s proposal to reduce the expense limitation for Loomis Sayles Limited Term Government and Agency Fund. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and on a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above. The Trustees also considered that the Funds have benefitted from the substantial reinvestment the Adviser has made into its business.

| 22

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events, including but not limited to the COVID-19 crisis, on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements, with the reduction of the advisory fee for Loomis Sayles Limited Term Government and Agency Fund, should be continued through June 30, 2021.

23 |

LIQUIDITY RISK MANAGEMENT PROGRAM

Annual Report for the Period Commencing on December 1, 2018 and ending December 31, 2019 (including updates through September 30, 2020)

Effective December 1, 2018, (September 29, 2020 for Credit Income Fund), the Funds adopted a liquidity risk management program (the “Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Rule”). The Rule requires registered open-end funds, including mutual funds and exchange-traded funds to establish liquidity risk management programs in order to effectively manage fund liquidity and mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the Funds to assess, manage and review their liquidity risk considering applicable factors during normal and foreseeable stressed conditions. In fulfilling this requirement, each Fund assesses and reviews (where applicable and amongst other matters) its investment strategy, portfolio holdings, possible investment concentrations, use of derivatives, short-term and long-term cash flow projections, use of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Each Program has established a Program Administrator which is the adviser of the Fund.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

Each Fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. If a Fund does not hold a majority of highly liquid investments in its portfolio, then the Fund is required to establish a highly liquid investment minimum (“HLIM”). Loomis Sayles Intermediate Duration Bond Fund has established an HLIM.

During the period from December 1, 2018 to December 31, 2019, there were no material changes to the Program and no material events that impacted the operation of the Funds’ Programs. During the period, the Funds held sufficient liquid assets to meet redemptions on a timely basis and did not have any HLIM or illiquid security violations during the period.

During the period January 1, 2020 through September 30, 2020, the Funds held sufficient liquid assets to meet redemptions on a timely basis and did not have any HLIM or illiquid security violations.

Annual Program Assessment and Conclusion

In the opinion of the Program Administrator, the Program of each Fund approved by the Funds’ Board has been implemented effectively. The Program Administrator has also monitored, assessed and managed each Fund’s liquidity risk regularly and has determined that the Program is operating effectively.

Pursuant to the Rule’s requirements, the Board has received and reviewed a written report prepared by each Fund’s Program Administrator that addressed the operation of the Program, assessed its adequacy and effectiveness and described any material changes made to the Program.

| 24

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Credit Income Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 93.9% of Net Assets
Non-Convertible Bonds — 91.8%
	Aerospace & Defense — 2.9%
$20,000	Boeing Co. (The), 2.250%, 6/15/2026	$19,467
20,000	Boeing Co. (The), 2.950%, 2/01/2030	19,356
5,000	Boeing Co. (The), 3.100%, 5/01/2026	4,988
10,000	Boeing Co. (The), 3.200%, 3/01/2029	9,848
5,000	Boeing Co. (The), 3.250%, 2/01/2035	4,700
5,000	Boeing Co. (The), 3.375%, 6/15/2046	4,285
5,000	Boeing Co. (The), 3.500%, 3/01/2039	4,542
15,000	Boeing Co. (The), 3.550%, 3/01/2038	13,664
5,000	Boeing Co. (The), 3.625%, 3/01/2048	4,394
35,000	Boeing Co. (The), 3.750%, 2/01/2050	31,938
10,000	Boeing Co. (The), 3.850%, 11/01/2048	9,163
20,000	Boeing Co. (The), 3.950%, 8/01/2059	18,105
70,000	Boeing Co. (The), 5.150%, 5/01/2030	78,681
70,000	Boeing Co. (The), 5.805%, 5/01/2050	84,685
30,000	Huntington Ingalls Industries, Inc., 3.844%, 5/01/2025, 144A	32,964
20,000	Huntington Ingalls Industries, Inc., 4.200%, 5/01/2030, 144A	22,956
125,000	Raytheon Technologies Corp., 2.800%, 3/15/2022, 144A	128,880
5,000	Spirit AeroSystems, Inc., 4.600%, 6/15/2028	4,103
30,000	Spirit AeroSystems, Inc., 7.500%, 4/15/2025, 144A	30,412
125,000	Textron, Inc., 3.000%, 6/01/2030	131,657
60,000	TransDigm, Inc., 6.250%, 3/15/2026, 144A	62,658

		721,446

	Automotive — 2.3%
30,000	Ford Motor Co., 8.500%, 4/21/2023	32,700
40,000	Ford Motor Co., 9.000%, 4/22/2025	45,861
5,000	Ford Motor Co., 9.625%, 4/22/2030	6,456
170,000	General Motors Co., 5.200%, 4/01/2045	183,118
255,000	General Motors Co., 6.250%, 10/02/2043	302,191

		570,326

	Banking — 12.3%
165,000	Ally Financial, Inc., 5.125%, 9/30/2024	183,892
110,000	Ally Financial, Inc., 5.750%, 11/20/2025	123,330
270,000	Bank of America Corp., MTN, 4.250%, 10/22/2026	312,641
200,000	Barclays PLC, (fixed rate to 9/23/2030, variable rate thereafter), 3.564%, 9/23/2035	197,648
215,000	Citigroup, Inc., 4.450%, 9/29/2027	249,313
250,000	Credit Agricole S.A., (fixed rate to 1/10/2028, variable rate thereafter), 4.000%, 1/10/2033, 144A	274,220
150,000	Deutsche Bank AG, (fixed rate to 9/18/2030, variable rate thereafter), 3.547%, 9/18/2031	151,566
210,000	Goldman Sachs Group, Inc. (The), 4.250%, 10/21/2025	238,917
155,000	JPMorgan Chase & Co., (fixed rate to 3/24/2030, variable rate thereafter), 4.493%, 3/24/2031	189,153
390,000	Morgan Stanley, 3.625%, 1/20/2027	441,971

25 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Credit Income Fund – (continued)

Principal Amount	Description	Value (†)
	Banking — continued
$115,000	Santander Holdings USA, Inc., 3.244%, 10/05/2026	$123,059
30,000	Santander Holdings USA, Inc., 3.500%, 6/07/2024	32,178
200,000	Societe Generale S.A., (fixed rate to 7/08/2030, variable rate thereafter), 3.653%, 7/08/2035, 144A	201,229
200,000	Standard Chartered PLC, (fixed rate to 4/01/2030, variable rate thereafter), 4.644%, 4/01/2031, 144A	230,216
115,000	Synchrony Financial, 4.375%, 3/19/2024	124,435

		3,073,768

	Brokerage — 1.0%
15,000	Jefferies Group LLC, 6.250%, 1/15/2036	18,589
180,000	Jefferies Group LLC, 6.500%, 1/20/2043	226,428

		245,017

	Building Materials — 1.5%
45,000	Builders FirstSource, Inc., 6.750%, 6/01/2027, 144A	48,206
200,000	Cemex SAB de CV, 7.750%, 4/16/2026, 144A	210,750
55,000	JELD-WEN, Inc., 4.875%, 12/15/2027, 144A	56,048
45,000	Standard Industries, Inc., 4.375%, 7/15/2030, 144A	46,137
20,000	Vulcan Materials Co., 3.500%, 6/01/2030	22,398

		383,539

	Cable Satellite — 4.5%
120,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 2/01/2031, 144A	124,033
120,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.500%, 8/15/2030, 144A	126,005
220,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.800%, 3/01/2050	250,169
110,000	Cox Communications, Inc., 4.800%, 2/01/2035, 144A	138,347
5,000	Sirius XM Radio, Inc., 4.625%, 7/15/2024, 144A	5,172
30,000	Sirius XM Radio, Inc., 5.000%, 8/01/2027, 144A	31,275
10,000	Sirius XM Radio, Inc., 5.375%, 7/15/2026, 144A	10,407
5,000	Sirius XM Radio, Inc., 5.500%, 7/01/2029, 144A	5,363
200,000	Time Warner Cable LLC, 4.500%, 9/15/2042	217,253
200,000	Virgin Media Secured Finance PLC, 5.500%, 8/15/2026, 144A	208,500

		1,116,524

	Chemicals — 0.9%
70,000	CF Industries, Inc., 4.500%, 12/01/2026, 144A	81,229
15,000	FMC Corp., 3.450%, 10/01/2029	16,705
5,000	FMC Corp., 4.500%, 10/01/2049	6,216
60,000	Hercules LLC, 6.500%, 6/30/2029	60,164
35,000	LYB International Finance III LLC, 4.200%, 10/15/2049	38,546
30,000	Westlake Chemical Corp., 3.600%, 8/15/2026	32,955

		235,815

	Construction Machinery — 0.5%
60,000	United Rentals North America, Inc., 5.250%, 1/15/2030	65,475
60,000	United Rentals North America, Inc., 5.500%, 5/15/2027	63,675

		129,150

See accompanying notes to financial statements.	| 26

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Credit Income Fund – (continued)

Principal Amount	Description	Value (†)
	Consumer Cyclical Services — 4.4%
$245,000	Amazon.com, Inc., 2.500%, 6/03/2050	$249,905
155,000	Booking Holdings, Inc., 4.625%, 4/13/2030	186,216
55,000	eBay, Inc., 4.000%, 7/15/2042	61,468
300,000	Expedia Group, Inc., 3.250%, 2/15/2030	289,053
55,000	IHS Markit Ltd., 4.250%, 5/01/2029	63,804
115,000	Uber Technologies, Inc., 7.500%, 5/15/2025, 144A	122,543
115,000	Uber Technologies, Inc., 8.000%, 11/01/2026, 144A	122,566

		1,095,555

	Diversified Manufacturing — 0.5%
70,000	Carrier Global Corp., 2.722%, 2/15/2030, 144A	73,223
45,000	Carrier Global Corp., 3.577%, 4/05/2050, 144A	47,805

		121,028

	Electric — 3.6%
5,000	AES Corp. (The), 3.950%, 7/15/2030, 144A	5,525
70,000	AES Corp. (The), 5.125%, 9/01/2027	74,557
40,000	Calpine Corp., 5.125%, 3/15/2028, 144A	41,400
210,000	FirstEnergy Corp., Series C, 3.400%, 3/01/2050	203,716
20,000	IPALCO Enterprises, Inc., 4.250%, 5/01/2030, 144A	22,629
35,000	NRG Energy, Inc., 4.450%, 6/15/2029, 144A	38,565
35,000	NRG Energy, Inc., 5.250%, 6/15/2029, 144A	38,062
140,000	Pacific Gas & Electric Co., 3.500%, 8/01/2050	126,227
125,000	Southern California Edison Co., 3.650%, 2/01/2050	129,167
90,000	Vistra Operations Co. LLC, 3.700%, 1/30/2027, 144A	94,650
115,000	Vistra Operations Co. LLC, 4.300%, 7/15/2029, 144A	125,525

		900,023

	Finance Companies — 4.0%
150,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.875%, 1/23/2028	138,259
205,000	Air Lease Corp., MTN, 3.000%, 2/01/2030	190,905
125,000	Aircastle Ltd., 4.125%, 5/01/2024	123,201
200,000	GE Capital Funding LLC, 4.400%, 5/15/2030, 144A	214,782
80,000	Navient Corp., 5.000%, 3/15/2027	75,122
85,000	OneMain Finance Corp., 5.375%, 11/15/2029	88,400
35,000	OneMain Finance Corp., 7.125%, 3/15/2026	39,102
130,000	Quicken Loans LLC/Quicken Loans Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	128,375

		998,146

	Financial Other — 0.5%
115,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027	119,807

	Food & Beverage — 4.8%
205,000	Anheuser-Busch InBev Worldwide, Inc., 4.500%, 6/01/2050	245,704
240,000	Coca-Cola Co. (The), 1.750%, 9/06/2024	250,822
150,000	Fomento Economico Mexicano SAB de CV, 3.500%, 1/16/2050	159,564
145,000	Kraft Heinz Foods Co., 4.375%, 6/01/2046	148,780
95,000	Kraft Heinz Foods Co., 4.875%, 10/01/2049, 144A	100,255
35,000	Lamb Weston Holdings, Inc., 4.875%, 5/15/2028, 144A	37,800

27 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Credit Income Fund – (continued)

Principal Amount	Description	Value (†)
	Food & Beverage — continued
$50,000	Pilgrim’s Pride Corp., 5.875%, 9/30/2027, 144A	$51,625
190,000	Smithfield Foods, Inc., 3.000%, 10/15/2030, 144A	190,410

		1,184,960

	Health Insurance — 0.0%
5,000	Centene Corp., 4.625%, 12/15/2029	5,393

	Healthcare — 4.0%
75,000	Cigna Corp., 4.375%, 10/15/2028	89,217
55,000	CVS Health Corp., 3.250%, 8/15/2029	60,500
5,000	Encompass Health Corp., 4.750%, 2/01/2030	5,073
165,000	HCA, Inc., 4.125%, 6/15/2029	186,623
100,000	HCA, Inc., 5.250%, 6/15/2049	122,414
270,000	HCA, Inc., MTN, 7.750%, 7/15/2036	344,250
90,000	Hologic, Inc., 3.250%, 2/15/2029, 144A	90,563
25,000	Tenet Healthcare Corp., 4.625%, 6/15/2028, 144A	25,360
40,000	Tenet Healthcare Corp., 5.125%, 5/01/2025	40,372
30,000	Tenet Healthcare Corp., 6.125%, 10/01/2028, 144A	29,175

		993,547

	Home Construction — 0.8%
90,000	Lennar Corp., 4.750%, 11/29/2027	102,758
70,000	PulteGroup, Inc., 6.000%, 2/15/2035	86,450

		189,208

	Independent Energy — 1.9%
150,000	Aker BP ASA, 4.000%, 1/15/2031, 144A	147,521
10,000	Cimarex Energy Co., 4.375%, 6/01/2024	10,733
95,000	Continental Resources, Inc., 3.800%, 6/01/2024	87,638
55,000	Hess Corp., 4.300%, 4/01/2027	57,446
60,000	Hess Corp., 5.600%, 2/15/2041	64,757
45,000	Newfield Exploration Co., 5.375%, 1/01/2026	42,261
20,000	Newfield Exploration Co., 5.625%, 7/01/2024	19,401
5,000	Occidental Petroleum Corp., 2.700%, 8/15/2022	4,672
15,000	Occidental Petroleum Corp., 2.900%, 8/15/2024	12,727
10,000	Occidental Petroleum Corp., 3.500%, 6/15/2025	8,300
30,000	Occidental Petroleum Corp., 5.550%, 3/15/2026	27,177

		482,633

	Industrial Other — 0.1%
30,000	CBRE Services, Inc., 4.875%, 3/01/2026	35,123

	Life Insurance — 0.6%
115,000	American International Group, Inc., 3.400%, 6/30/2030	127,347
30,000	CNO Financial Group, Inc., 5.250%, 5/30/2029	34,694

		162,041

	Lodging — 0.6%
5,000	Hyatt Hotels Corp., 5.375%, 4/23/2025	5,383
15,000	Hyatt Hotels Corp., 5.750%, 4/23/2030	17,224
20,000	Marriott International, Inc., Series EE, 5.750%, 5/01/2025	22,320

See accompanying notes to financial statements.	| 28

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Credit Income Fund – (continued)

Principal Amount	Description	Value (†)
	Lodging — continued
$25,000	Marriott International, Inc., 4.625%, 6/15/2030	$26,774
70,000	Wyndham Destinations, Inc., 4.625%, 3/01/2030, 144A	67,550

		139,251

	Media Entertainment — 2.4%
60,000	Clear Channel Worldwide Holdings, Inc., 5.125%, 8/15/2027, 144A	57,615
30,000	Discovery Communications LLC, 3.950%, 3/20/2028	34,128
80,000	Discovery Communications LLC, 5.000%, 9/20/2037	95,355
65,000	iHeartCommunications, Inc., 5.250%, 8/15/2027, 144A	63,375
35,000	iHeartCommunications, Inc., 8.375%, 5/01/2027	34,475
25,000	Lamar Media Corp., 3.750%, 2/15/2028, 144A	24,875
30,000	Lamar Media Corp., 4.000%, 2/15/2030, 144A	30,000
5,000	Lamar Media Corp., 5.750%, 2/01/2026	5,162
110,000	Netflix, Inc., 4.875%, 6/15/2030, 144A	125,400
115,000	ViacomCBS, Inc., 4.375%, 3/15/2043	122,248

		592,633

	Metals & Mining — 3.8%
45,000	Allegheny Technologies, Inc., 5.875%, 12/01/2027	43,243
200,000	Anglo American Capital PLC, 4.500%, 3/15/2028, 144A	228,790
50,000	ArcelorMittal S.A., 7.250%, 10/15/2039	63,107
200,000	First Quantum Minerals Ltd., 6.875%, 10/15/2027, 144A	192,750
60,000	Freeport-McMoRan, Inc., 4.625%, 8/01/2030	63,087
135,000	Glencore Funding LLC, 3.875%, 10/27/2027, 144A	147,460
20,000	Glencore Funding LLC, 4.000%, 3/27/2027, 144A	21,840
45,000	Glencore Funding LLC, 4.125%, 3/12/2024, 144A	48,762
115,000	Glencore Funding LLC, 4.625%, 4/29/2024, 144A	126,690

		935,729

	Midstream — 2.8%
115,000	Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/2027	128,011
55,000	Energy Transfer Operating LP, 5.000%, 5/15/2050	50,925
185,000	EnLink Midstream Partners LP, 5.450%, 6/01/2047	116,550
65,000	EQM Midstream Partners LP, Series 10Y, 5.500%, 7/15/2028	65,458
50,000	Hess Midstream Operations LP, 5.625%, 2/15/2026, 144A	50,937
20,000	NGPL PipeCo LLC, 4.375%, 8/15/2022, 144A	20,761
80,000	NGPL PipeCo LLC, 4.875%, 8/15/2027, 144A	86,812
120,000	Sunoco Logistics Partners Operations LP, 4.000%, 10/01/2027	122,627
60,000	Valero Energy Partners LP, 4.500%, 3/15/2028	67,205

		709,286

	Paper — 0.4%
70,000	Weyerhaeuser Co., 4.000%, 4/15/2030	82,765
20,000	WRKCo, Inc., 3.000%, 6/15/2033	21,756

		104,521

	Pharmaceuticals — 5.5%
50,000	Bausch Health Cos., Inc., 6.250%, 2/15/2029, 144A	51,428
230,000	GlaxoSmithKline Capital PLC, 3.000%, 6/01/2024	248,729
245,000	Merck & Co., Inc., 2.350%, 2/10/2022	252,282

29 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Credit Income Fund – (continued)

Principal Amount	Description	Value (†)
	Pharmaceuticals — continued
$155,000	Merck & Co., Inc., 2.450%, 6/24/2050	$155,588
120,000	Mylan NV, 5.250%, 6/15/2046	148,932
200,000	Perrigo Finance UnLtd. Co., 3.150%, 6/15/2030	206,514
70,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	61,755
220,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	182,974
55,000	Upjohn, Inc., 4.000%, 6/22/2050, 144A	58,701

		1,366,903

	Property & Casualty Insurance — 0.7%
175,000	Fidelity National Financial, Inc., 2.450%, 3/15/2031	173,575

	REITs – Health Care — 0.5%
110,000	Welltower, Inc., 4.250%, 4/01/2026	126,009

	REITs – Hotels — 0.5%
130,000	Host Hotels & Resorts LP, Series E, 4.000%, 6/15/2025	134,962

	REITs – Mortgage — 1.0%
115,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.250%, 2/01/2027, 144A	99,475
70,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.250%, 3/15/2022, 144A	68,621
80,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.250%, 10/01/2025, 144A	74,100

		242,196

	REITs – Shopping Centers — 0.8%
115,000	Brixmor Operating Partnership LP, 4.050%, 7/01/2030	123,003
75,000	SITE Centers Corp., 3.625%, 2/01/2025	76,637

		199,640

	Restaurants — 0.8%
65,000	1011778 B.C. ULC/New Red Finance, Inc., 4.375%, 1/15/2028, 144A	66,287
55,000	McDonald’s Corp., MTN, 3.625%, 9/01/2049	61,757
60,000	Yum! Brands, Inc., 4.750%, 1/15/2030, 144A	64,800

		192,844

	Retailers — 1.5%
45,000	AutoZone, Inc., 3.625%, 4/15/2025	50,179
70,000	AutoZone, Inc., 4.000%, 4/15/2030	83,023
55,000	Carvana Co., 5.625%, 10/01/2025, 144A	54,261
96,911	CVS Pass-Through Trust, Series 2014, 4.163%, 8/11/2036, 144A	101,684
55,000	Dollar General Corp., 3.500%, 4/03/2030	62,599
10,000	Lithia Motors, Inc., 4.375%, 1/15/2031, 144A	10,000

		361,746

	Technology — 9.6%
260,000	Alphabet, Inc., 1.900%, 8/15/2040	250,137
85,000	Avnet, Inc., 4.625%, 4/15/2026	95,072
375,000	Broadcom, Inc., 4.300%, 11/15/2032	428,397
35,000	CDW LLC/CDW Finance Corp., 4.125%, 5/01/2025	36,138
130,000	CommScope Technologies LLC, 5.000%, 3/15/2027, 144A	124,800

See accompanying notes to financial statements.	| 30

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Credit Income Fund – (continued)

Principal Amount	Description	Value (†)
	Technology — continued
$60,000	CommScope, Inc., 6.000%, 3/01/2026, 144A	$62,550
40,000	Equifax, Inc., 3.100%, 5/15/2030	43,578
185,000	Equinix, Inc., 2.150%, 7/15/2030	187,289
60,000	Iron Mountain, Inc., 5.250%, 7/15/2030, 144A	62,550
20,000	Keysight Technologies, Inc., 3.000%, 10/30/2029	21,863
145,000	Microchip Technology, Inc., 4.333%, 6/01/2023	156,051
265,000	Micron Technology, Inc., 4.663%, 2/15/2030	311,218
240,000	Microsoft Corp., 2.525%, 6/01/2050	250,997
215,000	Oracle Corp., 3.600%, 4/01/2050	242,341
40,000	Qorvo, Inc., 3.375%, 4/01/2031, 144A	40,650
10,000	Sabre GLBL, Inc., 9.250%, 4/15/2025, 144A	11,006
35,000	SS&C Technologies, Inc., 5.500%, 9/30/2027, 144A	37,195
35,000	Verisk Analytics, Inc., 4.125%, 3/15/2029	41,275

		2,403,107

	Transportation Services — 0.7%
5,000	FedEx Corp., 4.050%, 2/15/2048	5,742
15,000	FedEx Corp., 4.100%, 2/01/2045	17,166
20,000	FedEx Corp., 5.250%, 5/15/2050	27,021
115,000	United Parcel Service, Inc., 2.500%, 4/01/2023	120,812

		170,741

	Treasuries — 3.5%
135,000	U.S. Treasury Bond, 1.125%, 8/15/2040	132,743
95,000	U.S. Treasury Bond, 2.000%, 2/15/2050	107,780
620,000	U.S. Treasury Note, 0.125%, 9/30/2022	619,976

		860,499

	Wireless — 2.6%
55,000	American Tower Corp., 2.100%, 6/15/2030	55,356
230,000	Crown Castle International Corp., 3.300%, 7/01/2030	251,522
30,000	Sprint Capital Corp., 6.875%, 11/15/2028	37,500
265,000	T-Mobile USA, Inc., 3.875%, 4/15/2030, 144A	300,674

		645,052

	Wirelines — 3.0%
550,000	AT&T, Inc., 3.650%, 6/01/2051	554,758
150,000	Telefonica Emisiones S.A., 5.520%, 3/01/2049	186,942

		741,700

	Total Non-Convertible Bonds (Identified Cost $22,943,104)	22,863,443

Convertible Bonds — 2.1%
	Cable Satellite — 1.0%
270,000	DISH Network Corp., 3.375%, 8/15/2026	247,859

	Electric — 0.0%
10,000	NRG Energy, Inc., 2.750%, 6/01/2048	10,357

31 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Credit Income Fund – (continued)

Principal Amount	Description	Value (†)
	Industrial Other — 0.1%
$15,000	Chegg, Inc., Zero Coupon, 9/01/2026, 144A	$14,948

	Pharmaceuticals — 0.9%
230,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027, 144A	224,938

	Technology — 0.1%
35,000	Palo Alto Networks, Inc., 0.375%, 6/01/2025, 144A	37,057

	Total Convertible Bonds (Identified Cost $537,270)	535,159

	Total Bonds and Notes (Identified Cost $23,480,374)	23,398,602

Shares
Preferred Stocks — 1.3%
	Banking — 0.5%
40	Bank of America Corp., Series L, 7.250%	59,520
50	Wells Fargo & Co., Class A, Series L, 7.500%	67,102

		126,622

	Food & Beverage — 0.8%
1,950	Bunge Ltd., 4.875%	186,764

	Total Preferred Stocks (Identified Cost $316,708)	313,386

	Total Investments — 95.2% (Identified Cost $23,797,082)	23,711,988
	Other assets less liabilities — 4.8%	1,206,292

	Net Assets — 100.0%	$24,918,280

(†)	See Note 2 of Notes to Financial Statements.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the value of Rule 144A holdings amounted to $6,682,708 or 26.8% of net assets.

MTN	Medium Term Note
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.	| 32

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Credit Income Fund – (continued)

Industry Summary at September 30, 2020

Banking	12.8%
Technology	9.7
Pharmaceuticals	6.4
Food & Beverage	5.6
Cable Satellite	5.5
Consumer Cyclical Services	4.4
Finance Companies	4.0
Healthcare	4.0
Metals & Mining	3.8
Electric	3.6
Treasuries	3.5
Wirelines	3.0
Aerospace & Defense	2.9
Midstream	2.8
Wireless	2.6
Media Entertainment	2.4
Automotive	2.3
Other Investments, less than 2% each	15.9

Total Investments	95.2
Other assets less liabilities	4.8

Net Assets	100.0%

33 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Intermediate Duration Bond Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 98.3% of Net Assets
	ABS Car Loan — 10.5%
$90,000	American Credit Acceptance Receivables Trust, Series 2020-2, Class B, 2.480%, 9/13/2024, 144A	$92,565
845,000	American Credit Acceptance Receivables Trust, Series 2019-4, Class C, 2.690%, 12/12/2025, 144A	864,180
135,000	American Credit Acceptance Receivables Trust, Series 2020-3, Class B, 1.150%, 8/13/2024, 144A	135,420
53,520	AmeriCredit Automobile Receivables Trust, Series 2016-3, Class C, 2.240%, 4/08/2022	53,642
510,000	AmeriCredit Automobile Receivables Trust, Series 2018-3, Class B, 3.580%, 10/18/2024	531,070
480,000	AmeriCredit Automobile Receivables Trust, Series 2019-2, Class B, 2.540%, 7/18/2024	494,393
695,000	AmeriCredit Automobile Receivables Trust, Series 2019-3, Class A3, 2.060%, 4/18/2024	709,461
385,000	AmeriCredit Automobile Receivables Trust, Series 2020-1, Class A3, 1.110%, 8/19/2024	389,006
110,000	AmeriCredit Automobile Receivables Trust, Series 2020-2, Class A3, 0.660%, 12/18/2024	110,365
265,000	AmeriCredit Automobile Receivables Trust, Series 2020-2, Class B, 0.970%, 2/18/2026	266,726
360,000	Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 2.990%, 6/20/2022, 144A(a)	362,899
100,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-1A, Class A, 3.450%, 3/20/2023, 144A	102,331
140,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class A, 3.350%, 9/22/2025, 144A	147,850
97,499	Bank of The West Auto Trust, Series 2017-1, Class A3, 2.110%, 1/15/2023, 144A	98,075
450,000	Bank of The West Auto Trust, Series 2019-1, Class A3, 2.430%, 4/15/2024, 144A	460,393
110,015	California Republic Auto Receivables Trust, Series 2017-1, Class A4, 2.280%, 6/15/2022(a)	110,316
565,000	Capital One Prime Auto Receivables Trust, Series 2019-2, Class A3, 1.920%, 5/15/2024	577,311
425,861	CarMax Auto Owner Trust, Series 2019-4, Class A2A, 2.010%, 3/15/2023	429,196
102,862	CarMax Auto Owner Trust, Series 2017-2, Class A3, 1.930%, 3/15/2022(a)	103,102
510,000	CarMax Auto Owner Trust, Series 2020-2, Class A3, 1.700%, 11/15/2024	522,397
485,000	CarMax Auto Owner Trust, Series 2020-3, Class A3, 0.620%, 3/17/2025	486,854
660,000	Carvana Auto Receivables Trust, Series 2019-3A, Class A3, 2.340%, 6/15/2023, 144A	666,315
330,266	CPS Auto Receivables Trust, Series 2018-D, Class B, 3.610%, 11/15/2022, 144A	331,713
145,000	CPS Auto Receivables Trust, Series 2020-A, Class B, 2.360%, 2/15/2024, 144A	147,861
595,000	Credit Acceptance Auto Loan Trust, Series 2019-3A, Class A, 2.380%, 11/15/2028, 144A	611,928
435,000	Credit Acceptance Auto Loan Trust, Series 2020-1A, Class A, 2.010%, 2/15/2029, 144A	445,296
585,000	Credit Acceptance Auto Loan Trust, Series 2020-1A, Class B, 2.390%, 4/16/2029, 144A	594,124

See accompanying notes to financial statements.	| 34

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Car Loan — continued
$315,000	Credit Acceptance Auto Loan Trust, Series 2020-2A, Class A, 1.370%, 7/16/2029, 144A	$318,830
478,822	Drive Auto Receivables Trust, Series 2018-5, Class B, 3.680%, 7/15/2023	481,524
215,000	Drive Auto Receivables Trust, Series 2019-3, Class B, 2.650%, 2/15/2024	218,898
28,985	DT Auto Owner Trust, Series 2018-2A, Class C, 3.670%, 3/15/2024, 144A	29,178
285,000	DT Auto Owner Trust, Series 2019-1A, Class C, 3.610%, 11/15/2024, 144A	292,330
270,000	DT Auto Owner Trust, Series 2019-2A, Class C, 3.180%, 2/18/2025, 144A	276,223
105,000	DT Auto Owner Trust, Series 2019-4A, Class B, 2.360%, 1/16/2024, 144A	106,431
157,917	DT Auto Owner Trust, Series 2020-2A, Class A, 1.140%, 1/16/2024, 144A	158,942
320,000	DT Auto Owner Trust, Series 2020-2A, Class C, 3.280%, 3/16/2026, 144A	334,430
143,606	Exeter Automobile Receivables Trust, Series 2019-2A, Class B, 3.060%, 5/15/2023, 144A	144,791
170,000	Exeter Automobile Receivables Trust, Series 2020-1A, Class B, 2.260%, 4/15/2024, 144A	173,001
172,857	Exeter Automobile Receivables Trust, Series 2020-2A, Class A, 1.130%, 8/15/2023, 144A	173,484
440,000	Exeter Automobile Receivables Trust, Series 2020-2A, Class C, 3.280%, 5/15/2025, 144A	462,016
3,869	First Investors Auto Owner Trust, Series 2018-2A, Class A1, 3.230%, 12/15/2022, 144A	3,874
283,864	First Investors Auto Owner Trust, Series 2019-2A, Class A, 2.210%, 9/16/2024, 144A	287,680
800,000	Flagship Credit Auto Trust, Series 2018-4, Class B, 3.880%, 10/16/2023, 144A	823,915
647,999	Flagship Credit Auto Trust, Series 2020-1, Class A, 1.900%, 8/15/2024, 144A(a)	657,246
915,000	Flagship Credit Auto Trust, Series 2020-1, Class B, 2.050%, 2/17/2025, 144A	934,936
175,000	Ford Credit Auto Owner Trust, Series 2020-A, Class A3, 1.040%, 8/15/2024	177,170
705,000	Ford Credit Auto Owner Trust, Series 2016-2, Class A, 2.030%, 12/15/2027, 144A(a)	713,150
595,000	Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.190%, 7/15/2031, 144A(a)	655,522
785,000	Ford Credit Auto Owner Trust, Series 2020-B, Class A3, 0.560%, 10/15/2024	788,780
635,000	Ford Credit Floorplan Master Owner Trust, Series 2019-1, Class A, 2.840%, 3/15/2024	656,531
220,764	GLS Auto Receivables Issuer Trust, Series 2019-2A, Class A, 3.060%, 4/17/2023, 144A	222,866
260,000	GLS Auto Receivables Issuer Trust, Series 2019-4A, Class B, 2.780%, 9/16/2024, 144A	267,176
209,256	GLS Auto Receivables Issuer Trust, Series 2020-2A, Class A, 1.580%, 8/15/2024, 144A	211,337
265,000	GLS Auto Receivables Trust, Series 2018-3A, Class B, 3.780%, 8/15/2023, 144A	269,708
300,000	GLS Auto Receivables Trust, Series 2020-3A, Class B, 1.380%, 8/15/2024, 144A	303,426
140,000	GM Financial Automobile Leasing Trust, Series 2020-2, Class A3, 0.800%, 7/20/2023	140,838
145,000	GM Financial Consumer Automobile Receivables Trust, Series 2020-2, Class A3, 1.490%, 12/16/2024	147,891
109,441	GM Financial Consumer Automobile Receivables Trust, Series 2017-3A, Class A3, 1.970%, 5/16/2022, 144A(a)	109,803
450,000	GM Financial Consumer Automobile Receivables Trust, Series 2019-3, Class A3, 2.180%, 4/16/2024	459,923

35 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Car Loan — continued
$180,000	GMF Floorplan Owner Revolving Trust, Series 2020-1, Class A, 0.680%, 8/15/2025, 144A	$180,329
485,000	Honda Auto Receivables Owner Trust, Series 2020-2, Class A2, 0.740%, 11/15/2022	486,332
455,000	Honda Auto Receivables Owner Trust, Series 2020-2, Class A3, 0.820%, 7/15/2024	459,224
420,000	Hyundai Auto Receivables Trust, Series 2019-B, Class A3, 1.940%, 2/15/2024	429,172
170,000	Hyundai Auto Receivables Trust, Series 2020-A, Class A3, 1.410%, 11/15/2024	173,712
290,000	Mercedes-Benz Auto Receivables Trust, Series 2020-1, Class A3, 0.550%, 2/18/2025	291,214
150,000	NextGear Floorplan Master Owner Trust, Series 2017-2A, Class A2, 2.560%, 10/17/2022, 144A	150,084
125,000	NextGear Floorplan Master Owner Trust, Series 2018-1A, Class A2, 3.220%, 2/15/2023, 144A	126,140
310,000	NextGear Floorplan Master Owner Trust, Series 2018-2A, Class A2, 3.690%, 10/15/2023, 144A	320,026
865,000	NextGear Floorplan Master Owner Trust, Series 2020-1A, Class A2, 1.550%, 2/15/2025, 144A(a)	866,531
1,045,000	Prestige Auto Receivables Trust, Series 2019-1A, Class A3, 2.450%, 5/15/2023, 144A(a)	1,057,744
210,000	Santander Consumer Auto Receivables Trust, Series 2020-AA, Class C, 3.710%, 2/17/2026, 144A	225,156
300,000	Santander Consumer Auto Receivables Trust, Series 2020-BA, Class A3, 0.460%, 8/15/2024, 144A	300,317
370,000	Santander Drive Auto Receivables Trust, Series 2019-2, Class C, 2.900%, 10/15/2024	380,393
140,000	Santander Drive Auto Receivables Trust, Series 2020-1, Class A3, 2.030%, 2/15/2024	143,360
460,000	Santander Drive Auto Receivables Trust, Series 2018-5, Class C, 3.810%, 12/16/2024	467,130
655,000	Santander Drive Auto Receivables Trust, Series 2019-3, Class A3, 2.160%, 11/15/2022	657,651
175,000	Santander Drive Auto Receivables Trust, Series 2020-2, Class A3, 0.670%, 4/15/2024	175,608
520,000	Santander Drive Auto Receivables Trust, Series 2020-2, Class B, 0.960%, 11/15/2024	522,286
615,000	Santander Drive Auto Receivables Trust, Series 2020-3, Class C, 1.120%, 1/15/2026	614,812
440,000	Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.350%, 5/25/2033, 144A	451,867
200,000	Toyota Auto Receivables Owner Trust, Series 2020-B, Class A3, 1.360%, 8/15/2024	203,758
225,000	Westlake Automobile Receivables Trust, Series 2019-3A, Class B, 2.410%, 10/15/2024, 144A	228,580
515,000	Westlake Automobile Receivables Trust, Series 2019-1A, Class B, 3.260%, 10/17/2022, 144A	520,615
830,000	Westlake Automobile Receivables Trust, Series 2019-2A, Class B, 2.620%, 7/15/2024, 144A	842,732

See accompanying notes to financial statements.	| 36

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Car Loan — continued
$835,000	Westlake Automobile Receivables Trust, Series 2020-2A, Class A2A, 0.930%, 2/15/2024, 144A	$838,272
400,000	Westlake Automobile Receivables Trust, Series 2020-2A, Class C, 2.010%, 7/15/2025, 144A	406,012
47,078	World Omni Auto Receivables Trust, Series 2017-B, Class A3, 1.950%, 2/15/2023	47,455
635,000	World Omni Auto Receivables Trust, Series 2020-B, Class A3, 0.630%, 5/15/2025	635,377
310,000	World Omni Select Auto Trust, Series 2020-A, Class A3, 0.550%, 7/15/2025	310,669

		33,359,197

	ABS Credit Card — 0.8%
620,000	American Express Credit Account Master Trust, Series 2019-1, Class A, 2.870%, 10/15/2024	643,869
925,000	Barclays Dryrock Issuance Trust, Series 2019-1, Class A, 1.960%, 5/15/2025(a)	950,827
260,000	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.880%, 1/23/2023	262,111
585,000	World Financial Network Credit Card Master Trust, Series 2019-C, Class A, 2.210%, 7/15/2026	601,316

		2,458,123

	ABS Home Equity — 0.1%
176,631	Bayview Opportunity Master Fund IVa Trust, Series 2016-SPL1, Class A, 4.000%, 4/28/2055, 144A	181,406
115,523	CoreVest American Finance Trust, Series 2017-1, Class A, 2.968%, 10/15/2049, 144A	117,789
3,684	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(b)(c)(d)	3,643
56,039	Mill City Mortgage Loan Trust, Series 2016-1, Class A1, 2.500%, 4/25/2057, 144A(d)	56,803
35,993	Towd Point Mortgage Trust, Series 2015-2, Class 1A12, 2.750%, 11/25/2060, 144A(d)	36,367

		396,008

	ABS Other — 1.9%
337,105	Chesapeake Funding II LLC, Series 2020-1A, Class A1, 0.870%, 8/16/2032, 144A	338,396
610,000	CNH Equipment Trust, Series 2020-A, Class A2, 1.080%, 7/17/2023	613,199
250,000	CNH Equipment Trust, Series 2020-A, Class A3, 1.160%, 6/16/2025	253,656
135,054	Diamond Resorts Owner Trust, Series 2018-1, Class A, 3.700%, 1/21/2031, 144A	140,135
7,720	John Deere Owner Trust, Series 2017-B, Class A3, 1.820%, 10/15/2021	7,724
255,000	Kubota Credit Owner Trust, Series 2020-1A, Class A3, 1.960%, 3/15/2024, 144A	264,440
174,909	Merlin Aviation Holdings DAC, Series 2016-1, Class A, 4.500%, 12/15/2032, 144A(d)	155,627
169,387	MVW LLC, Series 2020-1A, Class A, 1.740%, 10/20/2037, 144A	171,259
555,000	OneMain Financial Issuance Trust, Series 2018-1A, Class A, 3.300%, 3/14/2029, 144A(a)	569,799
269,123	S-Jets Ltd., Series 2017-1, Class A, 3.967%, 8/15/2042, 144A	243,732
145,602	SCF Equipment Leasing LLC, Series 2018-1A, Class A2, 3.630%, 10/20/2024, 144A(a)	146,690
42,483	Sierra Timeshare Conduit Receivables Funding LLC, Series 2017-1A, Class A, 2.910%, 3/20/2034, 144A	43,207

37 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Other — continued
$270,969	Sierra Timeshare Receivables Funding LLC, Series 2020-2A, Class A, 1.330%, 7/20/2037, 144A	$271,162
220,301	SoFi Consumer Loan Program Trust, Series 2018-2, Class A2, 3.350%, 4/26/2027, 144A	221,449
209,288	SoFi Consumer Loan Program Trust, Series 2018-4, Class A, 3.540%, 11/26/2027, 144A	210,751
2,180,000	Verizon Owner Trust, Series 2019-B, Class A1A, 2.330%, 12/20/2023(a)	2,232,208
244,888	Wheels SPV 2 LLC, Series 2019-1A, Class A2, 2.300%, 5/22/2028, 144A	247,612

		6,131,046

	ABS Student Loan — 0.5%
47,375	Earnest Student Loan Program LLC, Series 2017-A, Class A2, 2.650%, 1/25/2041, 144A	48,036
234,747	Massachusetts Educational Financing Authority, Series 2018-A, Class A, 3.850%, 5/25/2033	252,604
879,509	Navient Private Education Refi Loan Trust, Series 2020-BA, Class A1, 1.800%, 1/15/2069, 144A(a)	883,463
180,000	Navient Private Education Refi Loan Trust, Series 2020-GA, Class A, 1.170%, 9/16/2069, 144A	180,374
60,413	North Carolina State Education Assistance Authority, Series 2011-2, Class A2, 3-month LIBOR + 0.800%, 1.045%, 7/25/2025(e)	60,449
92,348	SoFi Professional Loan Program LLC, Series 2016-B, Class A2B, 2.740%, 10/25/2032, 144A	94,139
159,445	SoFi Professional Loan Program LLC, Series 2017-E, Class A2B, 2.720%, 11/26/2040, 144A	162,080

		1,681,145

	ABS Whole Business — 0.2%
524,300	Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2II, 4.666%, 9/05/2048, 144A	524,557

	Aerospace & Defense — 0.2%
80,000	Huntington Ingalls Industries, Inc., 4.200%, 5/01/2030, 144A	91,823
29,000	Raytheon Technologies Corp., 3.650%, 8/16/2023	31,336
450,000	Rolls-Royce PLC, 2.375%, 10/14/2020, 144A	448,794

		571,953

	Agency Commercial Mortgage-Backed Securities — 1.0%
1,175,000	FHLMC Multifamily Structured Pass Through Certificates, Series KJ26, Class A2, 2.606%, 7/25/2027(a)	1,274,549
573,105	FHLMC Multifamily Structured Pass Through Certificates, Series K013, Class A2, 3.974%, 1/25/2021(a)(d)	576,769
509,476	FHLMC Multifamily Structured Pass Through Certificates, Series K029, Class A2, 3.320%, 2/25/2023(a)	540,245
701,647	FHLMC Multifamily Structured Pass Through Certificates, Series K042, Class A2, 2.670%, 12/25/2024(a)	757,638
90,606	FHLMC Multifamily Structured Pass Through Certificates, Series KJ28, Class A1, 1.766%, 2/25/2025	92,247

		3,241,448

See accompanying notes to financial statements.	| 38

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Airlines — 0.3%
$430,000	Delta Air Lines, Inc., 2.900%, 10/28/2024	$383,451
560,000	Southwest Airlines Co., 5.125%, 6/15/2027	612,145

		995,596

	Automotive — 3.1%
1,440,000	American Honda Finance Corp., MTN, 0.875%, 7/07/2023	1,451,847
245,000	American Honda Finance Corp., MTN, 3.625%, 10/10/2023	266,831
290,000	BMW U.S. Capital LLC, 1.850%, 9/15/2021, 144A	293,536
160,000	Daimler Finance North America LLC, 3.350%, 2/22/2023, 144A	169,387
670,000	Ford Motor Credit Co. LLC, 2.979%, 8/03/2022	659,950
200,000	Ford Motor Credit Co. LLC, 3.810%, 1/09/2024	198,000
360,000	General Motors Financial Co., Inc., 4.150%, 6/19/2023	382,147
295,000	Harley-Davidson Financial Services, Inc., 3.350%, 6/08/2025, 144A	308,598
220,000	Harley-Davidson Financial Services, Inc., 4.050%, 2/04/2022, 144A	227,361
195,000	Hyundai Capital America, 2.375%, 2/10/2023, 144A	200,195
95,000	Hyundai Capital America, 3.000%, 6/20/2022, 144A	97,946
400,000	Hyundai Capital America, 3.000%, 2/10/2027, 144A	413,309
585,000	Nissan Motor Acceptance Corp., 3.450%, 3/15/2023, 144A	600,132
940,000	Nissan Motor Co. Ltd., 4.345%, 9/17/2027, 144A	941,641
240,000	PACCAR Financial Corp., MTN, 0.800%, 6/08/2023	241,697
160,000	PACCAR Financial Corp., MTN, 1.800%, 2/06/2025	167,363
955,000	PACCAR Financial Corp., MTN, 1.900%, 2/07/2023	986,943
335,000	Toyota Motor Credit Corp., 1.150%, 8/13/2027	334,413
250,000	Toyota Motor Credit Corp., MTN, 1.150%, 5/26/2022	253,164
295,000	Toyota Motor Credit Corp., MTN, 1.800%, 10/07/2021	299,208
285,000	Toyota Motor Credit Corp., MTN, 1.800%, 2/13/2025	297,760
275,000	Volkswagen Group of America Finance LLC, 3.350%, 5/13/2025, 144A	300,285
615,000	Volkswagen Group of America Finance LLC, 4.250%, 11/13/2023, 144A	675,753

		9,767,466

	Banking — 18.3%
100,000	Ally Financial, Inc., 1.450%, 10/02/2023	99,889
1,335,000	Ally Financial, Inc., 3.050%, 6/05/2023	1,387,228
495,000	American Express Co., 3.700%, 8/03/2023	537,356
625,000	ANZ New Zealand International Ltd., 1.900%, 2/13/2023, 144A	643,670
1,190,000	Australia & New Zealand Banking Group Ltd., MTN, 2.050%, 11/21/2022	1,231,797
1,600,000	Banco Bilbao Vizcaya Argentaria S.A., 0.875%, 9/18/2023	1,599,152
975,000	Bank of America Corp., (fixed rate to 6/19/2025, variable rate thereafter), MTN, 1.319%, 6/19/2026	982,347
395,000	Bank of Ireland Group PLC, 4.500%, 11/25/2023, 144A	426,830
695,000	Bank of Montreal, MTN, 1.850%, 5/01/2025	725,906
725,000	Bank of Montreal, MTN, 2.050%, 11/01/2022	749,308
655,000	Bank of New York Mellon Corp. (The), MTN, 1.600%, 4/24/2025	680,828
1,235,000	Bank of New Zealand, 2.000%, 2/21/2025, 144A	1,292,945
1,515,000	Bank of Nova Scotia (The), 0.550%, 9/15/2023	1,514,220
460,000	Bank of Nova Scotia (The), 1.300%, 6/11/2025	468,855
870,000	Bank of Nova Scotia (The), 2.000%, 11/15/2022	898,412
200,000	Banque Federative du Credit Mutuel S.A., 2.375%, 11/21/2024, 144A	211,529

39 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Banking — continued
$460,000	Banque Federative du Credit Mutuel S.A., 2.700%, 7/20/2022, 144A	$477,049
485,000	Banque Federative du Credit Mutuel S.A., 3.750%, 7/20/2023, 144A	526,111
795,000	Barclays PLC, (fixed rate to 5/16/2023, variable rate thereafter), 4.338%, 5/16/2024	853,469
300,000	BNP Paribas S.A, (fixed rate to 1/13/2030, variable rate thereafter), 3.052%, 1/13/2031, 144A	321,739
675,000	BNP Paribas S.A, (fixed rate to 6/09/2025, variable rate thereafter), 2.219%, 6/09/2026, 144A	696,053
510,000	BNP Paribas S.A., (fixed rate to 11/19/2024, variable rate thereafter), 2.819%, 11/19/2025, 144A	537,448
160,000	Capital One Financial Corp., 3.750%, 3/09/2027	177,655
510,000	Citigroup, Inc., (fixed rate to 4/08/2025, variable rate thereafter), 3.106%, 4/08/2026	551,992
940,000	Citigroup, Inc., (fixed rate to 11/04/2021, variable rate thereafter), 2.312%, 11/04/2022	957,217
160,000	Citizens Financial Group, Inc., 3.250%, 4/30/2030	176,616
225,000	Comerica, Inc., 3.700%, 7/31/2023	243,703
660,000	Cooperatieve Rabobank U.A. (NY), 2.750%, 1/10/2023	694,247
750,000	Credit Agricole S.A, (fixed rate to 6/16/2025, variable rate thereafter), 1.907%, 6/16/2026, 144A	766,154
925,000	Credit Agricole S.A., 3.750%, 4/24/2023, 144A	991,259
405,000	Credit Suisse AG, 2.100%, 11/12/2021	412,663
895,000	Credit Suisse Group AG, (fixed rate to 6/05/2025, variable rate thereafter), 2.193%, 6/05/2026, 144A	921,885
940,000	Danske Bank A/S, 3.875%, 9/12/2023, 144A	1,012,062
215,000	Deutsche Bank AG, 3.150%, 1/22/2021	216,301
395,000	Deutsche Bank AG, (fixed rate to 11/26/2024, variable rate thereafter), 3.961%, 11/26/2025	419,979
390,000	Deutsche Bank AG, (fixed rate to 9/18/2030, variable rate thereafter), 3.547%, 9/18/2031	394,071
865,000	DNB Bank ASA, 2.150%, 12/02/2022, 144A	895,373
1,255,000	DNB Bank ASA, (fixed rate to 9/16/2025, variable rate thereafter), 1.127%, 9/16/2026, 144A	1,252,051
520,000	Goldman Sachs Group, Inc. (The), (fixed rate to 10/31/2021, variable rate thereafter), 2.876%, 10/31/2022	532,464
740,000	HSBC Holdings PLC, (fixed rate to 8/18/2030, variable rate thereafter), 2.357%, 8/18/2031	728,563
520,000	HSBC Holdings PLC, (fixed rate to 9/12/2025, variable rate thereafter), 4.292%, 9/12/2026	580,575
360,000	JPMorgan Chase & Co., (fixed rate to 5/13/2030, variable rate thereafter), 2.956%, 5/13/2031	386,245
535,000	JPMorgan Chase & Co., (fixed rate to 4/01/2022, variable rate thereafter), 3.207%, 4/01/2023	555,913
1,335,000	JPMorgan Chase & Co., (fixed rate to 6/01/2023, variable rate thereafter), 1.514%, 6/01/2024	1,362,515
770,000	KeyCorp, MTN, 2.250%, 4/06/2027	815,735
375,000	Lloyds Banking Group PLC, (fixed rate to 7/09/2024, variable rate thereafter), 3.870%, 7/09/2025	408,141

See accompanying notes to financial statements.	| 40

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Banking — continued
$495,000	Lloyds Banking Group PLC, 4.050%, 8/16/2023	$535,680
1,195,000	Macquarie Bank Ltd., 2.100%, 10/17/2022, 144A	1,233,412
65,000	Macquarie Bank Ltd., 2.300%, 1/22/2025, 144A	68,828
930,000	National Australia Bank Ltd., 3.700%, 11/04/2021	963,085
625,000	National Bank of Canada, 2.150%, 10/07/2022, 144A	644,519
1,135,000	National Bank of Canada, 2.200%, 11/02/2020	1,135,000
620,000	Nationwide Building Society, (fixed rate to 3/08/2023, variable rate thereafter), 3.766%, 3/08/2024, 144A	658,851
425,000	Natwest Group PLC, (fixed rate to 5/22/2027, variable rate thereafter), 3.073%, 5/22/2028	446,622
1,020,000	NatWest Markets PLC, 3.625%, 9/29/2022, 144A	1,070,663
315,000	Northern Trust Corp., (fixed rate to 5/08/2027, variable rate thereafter), 3.375%, 5/08/2032	344,492
615,000	Santander Holdings USA, Inc., 3.244%, 10/05/2026	658,099
690,000	Santander Holdings USA, Inc., 3.450%, 6/02/2025	737,887
70,000	Santander Holdings USA, Inc., 3.500%, 6/07/2024	75,083
350,000	Santander UK PLC, 2.125%, 11/03/2020	350,582
580,000	Santander UK PLC, 2.875%, 6/18/2024	619,242
890,000	Societe Generale S.A., 1.375%, 7/08/2025, 144A	904,056
840,000	Societe Generale S.A., 2.625%, 10/16/2024, 144A	870,249
820,000	Standard Chartered PLC, (fixed rate to 1/30/2025, variable rate thereafter), 2.819%, 1/30/2026, 144A	849,557
530,000	Standard Chartered PLC, (fixed rate to 5/21/2024, variable rate thereafter), 3.785%, 5/21/2025, 144A	563,546
245,000	State Street Corp., (fixed rate to 3/30/2025, variable rate thereafter), 2.901%, 3/30/2026, 144A	266,402
305,000	State Street Corp., (fixed rate to 5/15/2022, variable rate thereafter), 2.653%, 5/15/2023	315,782
545,000	Sumitomo Mitsui Financial Group, Inc., 2.696%, 7/16/2024	579,871
235,000	Sumitomo Mitsui Financial Group, Inc., 2.784%, 7/12/2022	244,218
515,000	Svenska Handelsbanken AB, 3.900%, 11/20/2023	568,342
1,400,000	Swedbank AB, 1.300%, 6/02/2023, 144A	1,424,570
1,140,000	Synchrony Bank, 3.650%, 5/24/2021	1,157,281
75,000	Synchrony Financial, 4.250%, 8/15/2024	81,499
1,510,000	Toronto-Dominion Bank (The), 0.750%, 9/11/2025	1,505,832
700,000	Toronto-Dominion Bank (The), MTN, 1.900%, 12/01/2022	722,599
1,105,000	Truist Financial Corp., MTN, 1.125%, 8/03/2027	1,101,926
295,000	Truist Financial Corp., MTN, 1.950%, 6/05/2030	303,384
340,000	Truist Financial Corp., MTN, 2.500%, 8/01/2024	361,921
770,000	Truist Financial Corp., MTN, 3.050%, 6/20/2022	802,466
665,000	UniCredit SpA, 3.750%, 4/12/2022, 144A	689,477
335,000	UniCredit SpA, (fixed rate to 6/30/2030, variable rate thereafter), 5.459%, 6/30/2035, 144A	341,281
585,000	UniCredit SpA, (fixed rate to 9/22/2025, variable rate thereafter), 2.569%, 9/22/2026, 144A	579,783
340,000	Wells Fargo & Co., (fixed rate to 4/30/2025, variable rate thereafter), 2.188%, 4/30/2026	354,630

41 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Banking — continued
$500,000	Wells Fargo & Co., (fixed rate to 6/02/2027, variable rate thereafter), MTN, 2.393%, 6/02/2028	$521,640
1,030,000	Wells Fargo Bank NA, 3.625%, 10/22/2021	1,062,040
195,000	Westpac Banking Corp., 2.800%, 1/11/2022	201,267

		58,231,184

	Brokerage — 0.8%
415,000	Ameriprise Financial, Inc., 3.000%, 3/22/2022	430,629
210,000	Brookfield Finance LLC, 3.450%, 4/15/2050	205,483
465,000	Intercontinental Exchange, Inc., 2.100%, 6/15/2030	480,047
1,300,000	National Securities Clearing Corp., 1.200%, 4/23/2023, 144A	1,322,958

		2,439,117

	Chemicals — 1.2%
430,000	Air Products & Chemicals, Inc., 2.050%, 5/15/2030	451,351
360,000	Cabot Corp., 4.000%, 7/01/2029	382,173
460,000	DuPont de Nemours, Inc., 2.169%, 5/01/2023	464,745
255,000	DuPont de Nemours, Inc., 3.766%, 11/15/2020	256,046
9,000	Eastman Chemical Co., 4.500%, 1/15/2021	9,013
960,000	Nutrien Ltd., 1.900%, 5/13/2023	990,989
1,145,000	Nutrition & Biosciences, Inc., 1.832%, 10/15/2027, 144A	1,150,191
75,000	PPG Industries, Inc., 2.550%, 6/15/2030	79,856

		3,784,364

	Collateralized Mortgage Obligations — 2.1%
484,639	Government National Mortgage Association, Series 2010-H02, Class FA, 1-month LIBOR + 0.680%, 0.850%, 2/20/2060(e)	487,335
276,066	Government National Mortgage Association, Series 2010-H03, Class FA, 1-month LIBOR + 0.550%, 0.720%, 3/20/2060(e)	276,824
152,718	Government National Mortgage Association, Series 2014-H14, Class FA, 1-month LIBOR + 0.500%, 0.664%, 7/20/2064(e)	152,880
114,730	Government National Mortgage Association, Series 2014-H15, Class FA, 1-month LIBOR + 0.500%, 0.655%, 7/20/2064(e)	115,039
4,037	Government National Mortgage Association, Series 2015-H09, Class HA, 1.750%, 3/20/2065(b)(c)	4,042
286,039	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065(a)	291,947
468,229	Government National Mortgage Association, Series 2016-H06, Class FC, 1-month LIBOR + 0.920%, 1.075%, 2/20/2066(a)(e)	475,619
91,213	Government National Mortgage Association, Series 2016-H10, Class FJ, 1-month LIBOR + 0.600%, 0.755%, 4/20/2066(a)(e)	91,269
1,689,812	Government National Mortgage Association, Series 2018-H17, Class JA, 3.750%, 9/20/2068(a)(d)	1,912,871
362,916	Government National Mortgage Association, Series 2019-H01, Class FL, 1-month LIBOR + 0.450%, 0.605%, 12/20/2068(e)	362,658
1,253,824	Government National Mortgage Association, Series 2019-H01, Class FT, 1-month LIBOR + 0.400%, 0.555%, 10/20/2068(a)(e)	1,253,201
1,139,041	Government National Mortgage Association, Series 2019-H10, Class FM, 1-month LIBOR + 0.400%, 0.555%, 5/20/2069(a)(e)	1,138,800

		6,562,485

See accompanying notes to financial statements.	| 42

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Construction Machinery — 1.2%
$275,000	Caterpillar Financial Services Corp., MTN, 0.950%, 5/13/2022	$277,529
1,435,000	Caterpillar Financial Services Corp., 0.650%, 7/07/2023	1,441,835
300,000	Caterpillar Financial Services Corp., MTN, 3.150%, 9/07/2021	308,152
265,000	Caterpillar Financial Services Corp., Series I, 2.650%, 5/17/2021	268,881
300,000	CNH Industrial Capital LLC, 1.950%, 7/02/2023	305,625
1,090,000	John Deere Capital Corp., MTN, 0.700%, 7/05/2023	1,102,433
110,000	John Deere Capital Corp., MTN, 2.600%, 3/07/2024	117,611

		3,822,066

	Consumer Cyclical Services — 0.6%
465,000	Automatic Data Processing, Inc., 1.250%, 9/01/2030	458,745
350,000	eBay, Inc., 1.900%, 3/11/2025	364,771
375,000	Expedia Group, Inc., 6.250%, 5/01/2025, 144A	413,591
495,000	Western Union Co. (The), 4.250%, 6/09/2023	534,441

		1,771,548

	Consumer Products — 0.1%
420,000	Hasbro, Inc., 3.550%, 11/19/2026	445,015

	Diversified Manufacturing — 0.4%
135,000	Amphenol Corp., 2.050%, 3/01/2025	141,567
455,000	Kennametal, Inc., 4.625%, 6/15/2028	507,993
105,000	Roper Technologies, Inc., 1.400%, 9/15/2027	106,070
265,000	Timken Co. (The), 4.500%, 12/15/2028	293,779
275,000	WW Grainger, Inc., 1.850%, 2/15/2025	288,049

		1,337,458

	Electric — 4.4%
435,000	AES Corp. (The), 3.300%, 7/15/2025, 144A	463,432
720,000	Alliant Energy Finance LLC, 4.250%, 6/15/2028, 144A	837,027
120,000	Consolidated Edison Co. of New York, Inc., Series B, 2.900%, 12/01/2026	130,656
225,000	Dominion Energy, Inc., 3.071%, 8/15/2024	242,189
120,000	Dominion Energy, Inc., Series B, 3.600%, 3/15/2027	136,488
270,000	DTE Energy Co., 2.250%, 11/01/2022	279,151
540,000	DTE Energy Co., Series F, 1.050%, 6/01/2025	539,701
1,135,000	Duke Energy Carolinas LLC, 3.050%, 3/15/2023	1,204,955
850,000	Duke Energy Corp., 0.900%, 9/15/2025	850,121
605,000	Entergy Corp., 0.900%, 9/15/2025	602,573
265,000	Entergy Corp., 2.800%, 6/15/2030	286,487
330,000	Eversource Energy, Series R, 1.650%, 8/15/2030	326,981
451,000	Exelon Corp., 2.450%, 4/15/2021	454,904
116,000	Exelon Generation Co. LLC, 4.250%, 6/15/2022	122,482
220,000	FirstEnergy Corp., Series B, 2.250%, 9/01/2030	215,167
260,000	ITC Holdings Corp., 2.950%, 5/14/2030, 144A	279,588
285,000	Liberty Utilities Finance GP, 2.050%, 9/15/2030, 144A	280,964
188,000	National Rural Utilities Cooperative Finance Corp., (fixed rate to 4/30/2023, variable rate thereafter), 4.750%, 4/30/2043	193,646
210,000	NextEra Energy Capital Holdings, Inc., 2.250%, 6/01/2030	217,461
435,000	NextEra Energy Capital Holdings, Inc., 2.403%, 9/01/2021	443,271

43 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Electric — continued
$1,115,000	PNM Resources, Inc., 3.250%, 3/09/2021	$1,127,678
370,000	PSEG Power LLC, 3.850%, 6/01/2023	398,073
135,000	Public Service Co. of Colorado, Series 35, 1.900%, 1/15/2031	140,374
235,000	Public Service Enterprise Group, Inc., 2.875%, 6/15/2024	251,439
450,000	San Diego Gas & Electric Co., Series VVV, 1.700%, 10/01/2030	448,222
180,000	Southern California Edison Co., 2.250%, 6/01/2030	180,610
510,000	Southern California Edison Co., Series 20C, 1.200%, 2/01/2026	507,277
720,000	Southern Power Co., Series E, 2.500%, 12/15/2021	737,007
600,000	Vistra Operations Co. LLC, 3.550%, 7/15/2024, 144A	639,175
1,540,000	WEC Energy Group, Inc., 0.550%, 9/15/2023	1,542,766

		14,079,865

	Energy — 0.2%
640,000	Pioneer Natural Resources Co., 1.900%, 8/15/2030	600,269

	Finance Companies — 1.6%
735,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.150%, 2/15/2024	727,770
310,000	Air Lease Corp., 3.250%, 10/01/2029	294,057
705,000	Ares Capital Corp., 3.250%, 7/15/2025	698,331
380,000	Ares Capital Corp., 3.875%, 1/15/2026	387,007
305,000	Aviation Capital Group LLC, 3.875%, 5/01/2023, 144A	301,837
225,000	Aviation Capital Group LLC, 4.375%, 1/30/2024, 144A	223,627
375,000	Avolon Holdings Funding Ltd., 3.625%, 5/01/2022, 144A	368,493
460,000	FS KKR Capital Corp., 4.125%, 2/01/2025	457,115
970,000	GE Capital Funding LLC, 4.050%, 5/15/2027, 144A	1,045,370
150,000	Oaktree Specialty Lending Corp., 3.500%, 2/25/2025	150,824
565,000	Owl Rock Capital Corp., 4.250%, 1/15/2026	572,362

		5,226,793

	Financial Other — 0.4%
470,000	LeasePlan Corp NV, 2.875%, 10/24/2024, 144A	485,048
410,000	Mitsubishi UFJ Lease & Finance Co. Ltd., 2.652%, 9/19/2022, 144A	421,989
185,000	ORIX Corp., 3.250%, 12/04/2024	200,533

		1,107,570

	Food & Beverage — 2.0%
835,000	Bacardi Ltd., 4.700%, 5/15/2028, 144A	970,376
120,000	Brown-Forman Corp., 3.500%, 4/15/2025	133,606
525,000	Bunge Ltd. Finance Corp., 4.350%, 3/15/2024	578,498
160,000	Campbell Soup Co., 3.125%, 4/24/2050	161,731
1,100,000	Coca-Cola Co. (The), 1.375%, 3/15/2031	1,094,642
1,095,000	General Mills, Inc., 2.600%, 10/12/2022	1,139,421
220,000	Hershey Co. (The), 0.900%, 6/01/2025	221,141
370,000	Mondelez International, Inc., 2.750%, 4/13/2030	402,348
565,000	Mondelez International, Inc., 1.875%, 10/15/2032	563,672
1,065,000	Pernod Ricard International Finance LLC, 1.250%, 4/01/2028, 144A	1,056,224

		6,321,659

See accompanying notes to financial statements.	| 44

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Health Insurance — 0.6%
$1,575,000	Centene Corp., 3.000%, 10/15/2030	$1,606,815
310,000	Humana, Inc., 2.500%, 12/15/2020	311,296

		1,918,111

	Healthcare — 0.9%
575,000	AmerisourceBergen Corp., 2.800%, 5/15/2030	614,764
419,000	Cigna Corp., 3.750%, 7/15/2023	454,059
95,000	Cigna Corp., 4.500%, 2/25/2026	110,980
420,000	CVS Health Corp., 4.300%, 3/25/2028	491,598
510,000	DH Europe Finance II S.a.r.l., 2.200%, 11/15/2024	538,885
395,000	Stryker Corp., 1.950%, 6/15/2030	403,157
355,000	Universal Health Services, Inc., 2.650%, 10/15/2030, 144A	353,317

		2,966,760

	Hybrid ARMs — 0.0%
35,029	FHLMC, 1-year CMT + 2.258%, 3.152%, 1/01/2035(e)	36,968
73,063	FHLMC, 1-year CMT + 2.500%, 3.783%, 5/01/2036(e)	77,650

		114,618

	Independent Energy — 0.4%
400,000	Aker BP ASA, 3.750%, 1/15/2030, 144A	387,925
380,000	Canadian Natural Resources Ltd., 2.950%, 7/15/2030	382,818
545,000	Diamondback Energy, Inc., 4.750%, 5/31/2025	587,912

		1,358,655

	Integrated Energy — 0.9%
355,000	Chevron Corp., 2.236%, 5/11/2030	376,710
635,000	Exxon Mobil Corp., 3.482%, 3/19/2030	732,216
1,060,000	Shell International Finance BV, 2.750%, 4/06/2030	1,159,100
660,000	Suncor Energy, Inc., 2.800%, 5/15/2023	691,763

		2,959,789

	Life Insurance — 5.9%
1,385,000	AIG Global Funding, 0.800%, 7/07/2023, 144A	1,392,262
535,000	AIG Global Funding, 0.900%, 9/22/2025, 144A	531,583
195,000	Athene Global Funding, 2.500%, 1/14/2025, 144A	200,999
785,000	Athene Global Funding, 2.800%, 5/26/2023, 144A	818,617
330,000	Brighthouse Financial, Inc., 3.700%, 6/22/2027	342,330
710,000	Equitable Financial Life Global Funding, 1.400%, 8/27/2027, 144A	712,650
675,000	Five Corners Funding Trust II, 2.850%, 5/15/2030, 144A	725,127
325,000	Global Atlantic Finance Co., 4.400%, 10/15/2029, 144A	338,605
665,000	Great-West Lifeco U.S. Finance LP, 0.904%, 8/12/2025, 144A	663,511
1,370,000	Guardian Life Global Funding, 1.100%, 6/23/2025, 144A	1,381,386
155,000	Jackson National Life Global Funding, 3.875%, 6/11/2025, 144A	174,827
345,000	Manulife Financial Corp., 2.484%, 5/19/2027	369,211
1,400,000	MassMutual Global Funding II, 0.850%, 6/09/2023, 144A	1,414,811
795,000	Metropolitan Life Global Funding I, 0.900%, 6/08/2023, 144A	803,559
700,000	Metropolitan Life Global Funding I, 0.950%, 7/02/2025, 144A	706,636
505,000	Metropolitan Life Global Funding I, 2.400%, 6/17/2022, 144A	521,639
1,400,000	New York Life Global Funding, 0.950%, 6/24/2025, 144A(a)	1,413,865

45 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Life Insurance — continued
$1,070,000	New York Life Global Funding, 2.875%, 4/10/2024, 144A(a)	$1,149,354
915,000	New York Life Global Funding, 2.950%, 1/28/2021, 144A(a)	922,933
645,000	Principal Life Global Funding II, 1.250%, 6/23/2025, 144A	656,991
1,360,000	Protective Life Global Funding, 1.082%, 6/09/2023, 144A	1,379,240
655,000	Reliance Standard Life Global Funding II, 2.750%, 5/07/2025, 144A	691,531
565,000	Reliance Standard Life Global Funding II, 3.850%, 9/19/2023, 144A	608,463
700,000	Unum Group, 4.500%, 3/15/2025	777,547

		18,697,677

	Lodging — 0.2%
125,000	Choice Hotels International, Inc., 3.700%, 1/15/2031	131,544
350,000	Marriott International, Inc., Series Z, 4.150%, 12/01/2023	370,001

		501,545

	Media Entertainment — 0.0%
130,000	Interpublic Group of Cos., Inc. (The), 3.500%, 10/01/2020	130,000

	Metals & Mining — 0.4%
345,000	Anglo American Capital PLC, 2.625%, 9/10/2030, 144A	344,062
730,000	Glencore Funding LLC, 2.500%, 9/01/2030, 144A	709,757
155,000	Glencore Funding LLC, 4.125%, 3/12/2024, 144A	167,956
65,000	Reliance Steel & Aluminum Co., 2.150%, 8/15/2030	63,599

		1,285,374

	Midstream — 0.3%
25,000	Energy Transfer Operating LP, 4.250%, 3/15/2023	25,994
50,000	Gray Oak Pipeline LLC, 3.450%, 10/15/2027, 144A	51,087
440,000	Midwest Connector Capital Co. LLC, 3.625%, 4/01/2022, 144A	443,280
185,000	ONEOK, Inc., 5.850%, 1/15/2026	212,768
70,000	Plains All American Pipeline LP/PAA Finance Corp., 3.800%, 9/15/2030	67,878

		801,007

	Mortgage Related — 1.4%
1,948	FHLMC, 3.000%, 10/01/2026	2,048
155	FHLMC, 6.500%, 1/01/2024	173
41	FHLMC, 8.000%, 7/01/2025	45
21,847	GNMA, 3.676%, 2/20/2063(a)(d)	22,499
33,710	GNMA, 3.705%, 2/20/2063(d)	34,609
5,913	GNMA, 3.890%, 5/20/2062(d)	5,930
9,232	GNMA, 3.992%, 5/20/2062(d)	9,977
15,437	GNMA, 4.043%, 10/20/2062(d)	16,166
25,298	GNMA, 4.059%, 4/20/2063(a)(d)	27,005
28,537	GNMA, 4.111%, 4/20/2063(d)	28,881
16,902	GNMA, 4.188%, 2/20/2063(d)	17,058
21,620	GNMA, 4.194%, 11/20/2064(d)	22,517
9,469	GNMA, 4.343%, 3/20/2063(d)	9,580
56,761	GNMA, 4.372%, 6/20/2066(d)	63,938
218,489	GNMA, 4.435%, 10/20/2066(d)	249,387
108,397	GNMA, 4.438%, 9/20/2066(d)	122,722
62,363	GNMA, 4.445%, 11/20/2066(d)	70,151

See accompanying notes to financial statements.	| 46

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Mortgage Related — continued
$105,005	GNMA, 4.485%, 11/20/2066(d)	$120,073
184,723	GNMA, 4.517%, 9/20/2066(d)	211,085
85,682	GNMA, 4.521%, 10/20/2066(d)	98,132
112,575	GNMA, 4.525%, 10/20/2066(d)	128,057
1,017,960	GNMA, 4.539%, 4/20/2067(a)(d)	1,168,158
58,005	GNMA, 4.542%, 8/20/2066(d)	65,515
467,668	GNMA, 4.545%, 7/20/2067(a)(d)	542,373
815,559	GNMA, 4.578%, 1/20/2067(a)(d)	935,443
2,106	GNMA, 4.630%, 7/20/2062(d)	2,225
375,650	GNMA, 4.684%, 5/20/2064(a)(d)	410,087
706	GNMA, 4.700%, 8/20/2061(d)	787
509	GNMA, 6.500%, 12/15/2023	562

		4,385,183

	Natural Gas — 0.4%
820,000	Atmos Energy Corp., 1.500%, 1/15/2031	816,685
385,000	NiSource, Inc., 1.700%, 2/15/2031	378,477

		1,195,162

	Non-Agency Commercial Mortgage-Backed Securities — 5.0%
230,000	BANK, Series 2019-BN24, Class A3, 2.960%, 11/15/2062	257,296
270,000	BANK, Series 2020-BN25, Class A5, 2.649%, 1/15/2063	296,126
565,000	Barclays Commercial Mortgage Securities Trust, Series 2017-C1, Class A2, 3.189%, 2/15/2050(a)	580,293
285,000	Benchmark Mortgage Trust, Series 2020-B16, Class A5, 2.732%, 2/15/2053	312,960
491,600	CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3, 3.865%, 1/10/2048(a)	551,066
361,996	CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A4, 3.283%, 5/10/2058	392,483
992,138	Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class A4, 3.314%, 4/10/2049(a)	1,097,325
540,000	Citigroup Commercial Mortgage Trust, Series 2019-C7, Class A4, 3.102%, 12/15/2072	608,806
263,676	Commercial Mortgage Pass Through Certificates, Series 2013-CR8, Class A5, 3.612%, 6/10/2046(d)	280,718
535,000	Commercial Mortgage Pass Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030, 144A(a)	519,128
26,367	Commercial Mortgage Pass Through Certificates, Series 2014-CR14, Class A2, 3.147%, 2/10/2047	26,595
68,558	Commercial Mortgage Pass Through Certificates, Series 2014-CR15, Class A2, 2.928%, 2/10/2047	69,432
151,558	Commercial Mortgage Pass Through Certificates, Series 2014-CR16, Class ASB, 3.653%, 4/10/2047	157,557
478,193	Commercial Mortgage Pass Through Certificates, Series 2014-LC17, Class A3, 3.723%, 10/10/2047(a)	483,305
280,000	Commercial Mortgage Pass Through Certificates, Series 2014-UBS3, Class A4, 3.819%, 6/10/2047	306,136
280,000	Commercial Mortgage Pass Through Certificates, Series 2015-DC1, Class A5, 3.350%, 2/10/2048	304,991

47 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$520,299	Commercial Mortgage Pass Through Certificates, Series 2016-DC2, Class A5, 3.765%, 2/10/2049(a)	$584,791
640,000	Credit Suisse Mortgage Capital Certificates, Series 2014-USA, Class A2, 3.953%, 9/15/2037, 144A(a)	652,283
84,913	CSAIL Commercial Mortgage Trust, Series 2015-C4, Class ASB, 3.617%, 11/15/2048	90,508
470,000	CSAIL Commercial Mortgage Trust, Series 2019-C18, Class A4, 2.968%, 12/15/2052	518,579
340,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class A, 3.668%, 3/05/2033, 144A(d)	316,968
330,000	GS Mortgage Securities Trust, Series 2014-GC18, Class A4, 4.074%, 1/10/2047	357,556
245,000	GS Mortgage Securities Trust, Series 2020-GC45, Class A5, 2.911%, 2/13/2053	273,690
180,000	Hudsons Bay Simon JV Trust, Series 2015-HB10, Class A10, 4.155%, 8/05/2034, 144A	156,408
355,000	Hudsons Bay Simon JV Trust, Series 2015-HB7, Class A7, 3.914%, 8/05/2034, 144A	314,195
850,000	JPMDB Commercial Mortgage Securities Trust, Series 2019-COR6, Class A4, 3.057%, 11/13/2052	953,006
81,502	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C19, Class ASB, 3.584%, 4/15/2047	84,944
575,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2019-COR5, Class A4, 3.386%, 6/13/2052(a)	656,722
240,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C10, Class A4, 4.218%, 7/15/2046(d)	258,101
104,221	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A3, 3.669%, 2/15/2047	104,552
129,604	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A4, 3.306%, 4/15/2048	140,717
550,000	Morgan Stanley Capital I Trust, Series 2020-L4, Class A3, 2.698%, 2/15/2053	598,552
194,995	Starwood Retail Property Trust, Series 2014-STAR, Class A, 1-month LIBOR + 1.470%, 1.622%, 11/15/2027, 144A(e)	139,504
505,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-TFT, Class A, 2.892%, 6/05/2030, 144A(a)	478,958
565,000	UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A4, 3.244%, 4/10/2046(a)	591,739
201,109	Wells Fargo Commercial Mortgage Trust, Series 2016-C33, Class A4, 3.426%, 3/15/2059	223,299
1,277,244	Wells Fargo Commercial Mortgage Trust, Series 2017-RC1, Class A2, 3.118%, 1/15/2060(a)	1,305,423
152,101	WFRBS Commercial Mortgage Trust, Series 2014-C19, Class A3, 3.660%, 3/15/2047	152,845
325,000	WFRBS Commercial Mortgage Trust, Series 2014-C19, Class A5, 4.101%, 3/15/2047	354,963
254,542	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class ASB, 3.638%, 5/15/2047(a)	265,987

		15,818,507

See accompanying notes to financial statements.	| 48

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Oil Field Services — 0.5%
$980,000	Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc., 2.773%, 12/15/2022	$1,024,715
365,000	National Oilwell Varco, Inc., 3.600%, 12/01/2029	354,514
130,000	Schlumberger Investment S.A., 2.650%, 6/26/2030	131,239

		1,510,468

	Packaging — 0.0%
95,000	CCL Industries, Inc., 3.050%, 6/01/2030, 144A	101,401

	Pharmaceuticals — 1.1%
335,000	AbbVie, Inc., 2.600%, 11/21/2024, 144A	354,934
235,000	Bayer U.S. Finance II LLC, 3.375%, 7/15/2024, 144A	254,620
800,000	Gilead Sciences, Inc., 1.650%, 10/01/2030	798,609
525,000	Pfizer, Inc., 3.200%, 9/15/2023	566,830
390,000	Royalty Pharma PLC, 1.750%, 9/02/2027, 144A	391,018
325,000	Takeda Pharmaceutical Co. Ltd., 2.050%, 3/31/2030	328,199
825,000	Upjohn, Inc., 2.700%, 6/22/2030, 144A	854,173

		3,548,383

	Property & Casualty Insurance — 0.3%
645,000	American Financial Group, Inc., 3.500%, 8/15/2026	698,283
180,000	Assurant, Inc., 4.200%, 9/27/2023	192,673

		890,956

	Railroads — 0.1%
215,000	Union Pacific Corp., 3.646%, 2/15/2024	234,302

	Refining — 0.1%
460,000	Valero Energy Corp., 2.150%, 9/15/2027	458,143

	REITs – Apartments — 0.1%
155,000	Essex Portfolio LP, 2.650%, 3/15/2032	163,681

	REITs – Health Care — 0.4%
255,000	Healthpeak Properties, Inc., 3.000%, 1/15/2030	274,826
615,000	Omega Healthcare Investors, Inc., 4.500%, 1/15/2025	653,074
200,000	Welltower, Inc., 2.750%, 1/15/2031	206,093

		1,133,993

	REITs – Office Property — 0.8%
385,000	Alexandria Real Estate Equities, Inc., 1.875%, 2/01/2033	377,046
290,000	Office Properties Income Trust, 4.250%, 5/15/2024	289,939
1,295,000	Office Properties Income Trust, 4.500%, 2/01/2025	1,310,238
590,000	Piedmont Operating Partnership LP, 3.150%, 8/15/2030	577,979

		2,555,202

	REITs – Regional Malls — 0.1%
390,000	Simon Property Group LP, 3.500%, 9/01/2025	427,506

	REITs – Shopping Centers — 0.1%
55,000	Brixmor Operating Partnership LP, 4.050%, 7/01/2030	58,827
110,000	Federal Realty Investment Trust, 3.500%, 6/01/2030	119,015

		177,842

49 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	REITs – Single Tenant — 0.1%
$320,000	Spirit Realty LP, 3.200%, 2/15/2031	$312,283

	Restaurants — 0.6%
1,280,000	McDonald’s Corp., MTN, 2.625%, 1/15/2022	1,317,367
420,000	McDonald’s Corp., MTN, 3.350%, 4/01/2023	448,550

		1,765,917

	Retailers — 0.9%
345,000	AutoNation, Inc., 3.500%, 11/15/2024	366,879
290,000	AutoNation, Inc., 4.500%, 10/01/2025	322,401
130,000	Best Buy Co., Inc., 4.450%, 10/01/2028	154,159
475,000	Home Depot, Inc. (The), 2.500%, 4/15/2027	516,290
270,000	Home Depot, Inc. (The), 2.950%, 6/15/2029	304,852
425,000	PVH Corp., 4.625%, 7/10/2025, 144A	443,063
850,000	Seven & i Holdings Co. Ltd., 3.350%, 9/17/2021, 144A	871,019

		2,978,663

	Technology — 3.1%
125,000	Apple, Inc., 3.350%, 2/09/2027	142,967
485,000	Broadcom, Inc., 4.150%, 11/15/2030	544,822
110,000	DXC Technology Co., 4.125%, 4/15/2025	118,853
145,000	Equinix, Inc., 1.800%, 7/15/2027	146,355
515,000	Flex Ltd., 3.750%, 2/01/2026	562,493
470,000	Flex Ltd., 4.875%, 6/15/2029	540,266
450,000	Genpact Luxembourg S.a.r.l., 3.700%, 4/01/2022	460,684
395,000	Hewlett Packard Enterprise Co., 4.650%, 10/01/2024	446,666
290,000	Hewlett Packard Enterprise Co., 3-month LIBOR + 0.680%, 0.929%, 3/12/2021(e)	290,590
295,000	Hewlett Packard Enterprise Co., 1.450%, 4/01/2024	298,381
400,000	HP, Inc., 3.000%, 6/17/2027	432,438
315,000	Infor, Inc., 1.450%, 7/15/2023, 144A	319,331
470,000	International Business Machines Corp., 1.700%, 5/15/2027	485,900
530,000	International Business Machines Corp., 2.850%, 5/13/2022	551,808
115,000	Jabil, Inc., 3.000%, 1/15/2031	117,411
175,000	Marvell Technology Group Ltd., 4.200%, 6/22/2023	188,939
460,000	Microchip Technology, Inc., 2.670%, 9/01/2023, 144A	476,115
140,000	Microchip Technology, Inc., 3.922%, 6/01/2021	143,099
755,000	Micron Technology, Inc., 2.497%, 4/24/2023	784,033
285,000	NetApp, Inc., 1.875%, 6/22/2025	295,202
565,000	Panasonic Corp., 2.536%, 7/19/2022, 144A	583,054
925,000	PayPal Holdings, Inc., 1.350%, 6/01/2023	944,831
205,000	Seagate HDD Cayman, 4.875%, 3/01/2024	223,330
565,000	ServiceNow, Inc., 1.400%, 9/01/2030	551,933
130,000	Texas Instruments, Inc., 2.250%, 9/04/2029	139,450

		9,788,951

	Tobacco — 0.7%
135,000	Altria Group, Inc., 2.350%, 5/06/2025	142,643
1,060,000	BAT Capital Corp., 2.259%, 3/25/2028	1,065,258
565,000	BAT Capital Corp., 3.215%, 9/06/2026	607,217
460,000	BAT Capital Corp., 4.700%, 4/02/2027	527,726

		2,342,844

See accompanying notes to financial statements.	| 50

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Transportation Services — 0.8%
$450,000	Element Fleet Management Corp., 3.850%, 6/15/2025, 144A	$473,633
175,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.000%, 7/15/2025, 144A	197,143
695,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.125%, 8/01/2023, 144A	754,930
135,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.450%, 1/29/2026, 144A	154,527
255,000	Ryder System, Inc., MTN, 3.750%, 6/09/2023	274,102
275,000	Ryder System, Inc., MTN, 3.875%, 12/01/2023	299,984
370,000	Ryder System, Inc., MTN, 4.625%, 6/01/2025	425,179

		2,579,498

	Treasuries — 19.6%
2,970,000	U.S. Treasury Note, 1.750%, 12/31/2024	3,161,310
15,620,000	U.S. Treasury Note, 0.500%, 3/31/2025	15,801,216
3,130,000	U.S. Treasury Note, 0.250%, 4/15/2023	3,138,436
14,340,000	U.S. Treasury Note, 0.250%, 8/31/2025	14,328,797
3,935,000	U.S. Treasury Note, 0.625%, 5/15/2030	3,923,318
2,875,000	U.S. Treasury Note, 0.250%, 6/15/2023	2,882,637
1,510,000	U.S. Treasury Note, 0.250%, 6/30/2025	1,509,469
7,860,000	U.S. Treasury Note, 0.125%, 7/15/2023	7,854,474
6,445,000	U.S. Treasury Note, 0.250%, 7/31/2025	6,440,468
3,275,000	U.S. Treasury Note, 0.625%, 8/15/2030	3,258,625

		62,298,750

	Wireless — 0.2%
200,000	SK Telecom Co. Ltd., 3.750%, 4/16/2023, 144A	214,168
535,000	T-Mobile USA, Inc., 3.300%, 2/15/2051, 144A	530,030

		744,198

	Wirelines — 0.4%
720,000	AT&T, Inc., 2.250%, 2/01/2032	720,143
345,000	AT&T, Inc., 2.300%, 6/01/2027	361,316
205,000	British Telecommunications PLC, 4.500%, 12/04/2023	226,850

		1,308,309

	Total Bonds and Notes (Identified Cost $304,280,542)	312,309,610

Short-Term Investments — 2.2%
6,885,577	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2020 at 0.000% to be repurchased at $6,885,577 on 10/01/2020 collateralized by $6,747,400 U.S. Treasury Note, 1.125% due 2/28/2025 valued at $7,023,324 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $6,885,577)	6,885,577

	Total Investments — 100.5% (Identified Cost $311,166,119)	319,195,187
	Other assets less liabilities — (0.5)%	(1,680,825)

	Net Assets — 100.0%	$317,514,362

51 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Intermediate Duration Bond Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(b)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(c)	Fair valued by the Fund’s adviser. At September 30, 2020, the value of these securities amounted to $7,685 or less than 0.1% of net assets. See Note 2 of Notes to Financial Statements.
(d)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2020 is disclosed.
(e)	Variable rate security. Rate as of September 30, 2020 is disclosed.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the value of Rule 144A holdings amounted to $90,197,501 or 28.4% of net assets.

ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
CMT	Constant Maturity Treasury
FHLMC	Federal Home Loan Mortgage Corp.
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

At September 30, 2020, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
5 Year U.S. Treasury Note	12/31/2020	174	$21,901,931	$21,929,438	$27,507

At September 30, 2020, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Ultra 10 Year U.S. Treasury Note	12/21/2020	20	$3,184,090	$3,198,438	$(14,348)

See accompanying notes to financial statements.	| 52

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Industry Summary at September 30, 2020

Treasuries	19.6%
Banking	18.3
ABS Car Loan	10.5
Life Insurance	5.9
Non-Agency Commercial Mortgage-Backed Securities	5.0
Electric	4.4
Technology	3.1
Automotive	3.1
Collateralized Mortgage Obligations	2.1
Food & Beverage	2.0
Other Investments, less than 2% each	24.3
Short-Term Investments	2.2

Total Investments	100.5
Other assets less liabilities (including futures contracts)	(0.5)

Net Assets	100.0%

53 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Limited Term Government and Agency Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 91.2% of Net Assets
	ABS Car Loan — 3.2%
$559,543	Ally Auto Receivables Trust, Series 2018-2, Class A3, 2.920%, 11/15/2022	$566,049
395,000	AmeriCredit Automobile Receivables Trust, Series 2020-2, Class A3, 0.660%, 12/18/2024	396,311
1,550,000	Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 2.990%, 6/20/2022, 144A	1,562,482
840,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-1A, Class A, 3.450%, 3/20/2023, 144A	859,578
1,710,000	CarMax Auto Owner Trust, Series 2020-2, Class A3, 1.700%, 11/15/2024	1,751,567
385,963	CPS Auto Receivables Trust, Series 2019-C, Class A, 2.550%, 9/15/2022, 144A	387,085
1,955,000	Credit Acceptance Auto Loan Trust, Series 2019-3A, Class A, 2.380%, 11/15/2028, 144A	2,010,622
214,610	Exeter Automobile Receivables Trust, Series 2019-3A, Class A, 2.590%, 9/15/2022, 144A	215,191
13,405	First Investors Auto Owner Trust, Series 2018-2A, Class A1, 3.230%, 12/15/2022, 144A	13,420
765,375	Flagship Credit Auto Trust, Series 2020-2, Class A, 1.490%, 7/15/2024, 144A	772,439
1,008,566	Flagship Credit Auto Trust, Series 2020-3, Class A, 0.700%, 4/15/2025, 144A	1,011,310
595,000	Ford Credit Auto Owner Trust, Series 2020-A, Class A3, 1.040%, 8/15/2024	602,379
1,604,317	Foursight Capital Automobile Receivables Trust, Series 2018-2, Class A3, 3.640%, 5/15/2023, 144A	1,622,138
475,000	GM Financial Automobile Leasing Trust, Series 2020-2, Class A3, 0.800%, 7/20/2023	477,845
970,000	GM Financial Consumer Automobile Receivables Trust, Series 2019-4, Class A3, 1.750%, 7/16/2024	988,187
500,000	GM Financial Consumer Automobile Receivables Trust, Series 2020-2, Class A3, 1.490%, 12/16/2024	509,969
1,475,000	GM Financial Consumer Automobile Receivables Trust, Series 2019-3, Class A3, 2.180%, 4/16/2024	1,507,524
1,170,000	GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class A3, 1.840%, 9/16/2024	1,194,748
189,000	Honda Auto Receivables Owner Trust, Series 2019-2, Class A3, 2.520%, 6/21/2023	193,739
410,000	Honda Auto Receivables Owner Trust, Series 2020-1, Class A3, 1.610%, 4/22/2024	419,661
585,000	Hyundai Auto Receivables Trust, Series 2020-A, Class A3, 1.410%, 11/15/2024	597,775
685,000	NextGear Floorplan Master Owner Trust, Series 2017-2A, Class A2, 2.560%, 10/17/2022, 144A	685,382
1,805,000	Nissan Auto Receivables Owner Trust, Series 2020-A, Class A3, 1.380%, 12/16/2024	1,839,990
2,385,786	Santander Consumer Auto Receivables Trust, Series 2020-AA, Class A, 1.370%, 10/15/2024, 144A	2,408,475
630,000	Santander Drive Auto Receivables Trust, Series 2020-2, Class A3, 0.670%, 4/15/2024	632,190
765,000	Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.350%, 5/25/2033, 144A	785,632

See accompanying notes to financial statements.	| 54

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Car Loan — continued
$1,610,000	Toyota Auto Receivables Owner Trust, Series 2017-C, Class A4, 1.980%, 12/15/2022	$1,625,566
1,255,000	Toyota Auto Receivables Owner Trust, Series 2019-A, Class A3, 2.910%, 7/17/2023	1,282,743
450,000	Toyota Auto Receivables Owner Trust, Series 2020-A, Class A3 MTN, 1.660%, 5/15/2024	459,765
670,000	Toyota Auto Receivables Owner Trust, Series 2020-B, Class A3, 1.360%, 8/15/2024	682,591
875,213	United Auto Credit Securitization Trust, Series 2020-1, Class A, 0.850%, 5/10/2022, 144A	877,269
2,940,000	Westlake Automobile Receivables Trust, Series 2020-2A, Class A2A, 0.930%, 2/15/2024, 144A	2,951,519
765,000	World Omni Auto Receivables Trust, Series 2019-B, Class A3, 2.590%, 7/15/2024	783,333

		32,674,474

	ABS Home Equity — 0.1%
670,033	CoreVest American Finance Trust, Series 2017-1, Class A, 2.968%, 10/15/2049, 144A	683,178
328,976	Towd Point Mortgage Trust, Series 2015-2, Class 1A12, 2.750%, 11/25/2060, 144A(a)	332,395

		1,015,573

	ABS Other — 0.8%
1,157,884	Chesapeake Funding II LLC, Series 2020-1A, Class A1, 0.870%, 8/16/2032, 144A	1,162,315
430,000	CNH Equipment Trust, Series 2020-A, Class A3, 1.160%, 6/16/2025	436,287
508,438	Diamond Resorts Owner Trust, Series 2018-1, Class A, 3.700%, 1/21/2031, 144A	527,566
805,000	Kubota Credit Owner Trust, Series 2020-1A, Class A3, 1.960%, 3/15/2024, 144A	834,802
963,086	MVW LLC, Series 2020-1A, Class A, 1.740%, 10/20/2037, 144A	973,731
1,873,015	Sierra Timeshare Receivables Funding LLC, Series 2020-2A, Class A, 1.330%, 7/20/2037, 144A	1,874,348
726,484	SoFi Consumer Loan Program Trust, Series 2018-4, Class A, 3.540%, 11/26/2027, 144A	731,564
1,820,571	Welk Resorts LLC, Series 2019-AA, Class A, 2.800%, 6/15/2038, 144A	1,869,066

		8,409,679

	ABS Student Loan — 0.6%
4,000,000	Navient Private Education Refi Loan Trust, Series 2019-FA, Class A2, 2.600%, 8/15/2068, 144A	4,140,011
1,476,968	Navient Private Education Refi Loan Trust, Series 2020-DA, Class A, 1.690%, 5/15/2069, 144A	1,494,764
50,353	SoFi Professional Loan Program LLC, Series 2016-D, Class A1, 1-month LIBOR + 0.950%, 1.098%, 1/25/2039, 144A(b)	50,372

		5,685,147

55 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Agency Commercial Mortgage-Backed Securities — 29.1%
$6,958,761	Federal National Mortgage Association, Series 2014-M2, Class A2, 3.513%, 12/25/2023(a)	$7,452,181
1,073,383	Federal National Mortgage Association, Series 2015-M17, Class FA, 1-month LIBOR + 0.930%, 1.110%, 11/25/2022(b)	1,074,105
528,586	Federal National Mortgage Association, Series 2016-M3, Class ASQ2, 2.263%, 2/25/2023	536,702
5,843,579	Federal National Mortgage Association, Series 2020-M5, Class FA, 1-month LIBOR + 0.460%, 0.615%, 1/25/2027(b)	5,885,834
9,996,611	FHLMC Multifamily Structured Pass Through Certificates, Series KF74, Class AS, 1-month Average Compounded SOFR + 0.530%, 0.636%, 1/25/2027(b)	10,014,621
16,776,773	FHLMC Multifamily Structured Pass Through Certificates, Series KF77, Class AL, 1-month LIBOR + 0.700%, 0.857%, 2/25/2027(b)	16,928,682
22,065,756	FHLMC Multifamily Structured Pass Through Certificates, Series KF77, Class AS, 30-day Average SOFR + 0.900%, 1.006%, 2/25/2027(b)	22,090,249
31,425,000	FHLMC Multifamily Structured Pass Through Certificates, Series KF78, Class AL, 1-month LIBOR + 0.800%, 0.957%, 3/25/2030(b)	31,483,105
31,425,000	FHLMC Multifamily Structured Pass Through Certificates, Series KF78, Class AS, 30-day Average SOFR + 1.000%, 1.106%, 3/25/2030(b)	31,480,654
7,720,000	FHLMC Multifamily Structured Pass Through Certificates, Series KJ26, Class A2, 2.606%, 7/25/2027	8,374,062
8,515,000	FHLMC Multifamily Structured Pass Through Certificates, Series KS12, Class A, 1-month LIBOR + 0.650%, 0.795%, 8/25/2029(b)	8,543,467
13,445,000	FHLMC Multifamily Structured Pass Through Certificates, Series KJ20, Class A2, 3.799%, 12/25/2025	15,173,134
4,072,659	FHLMC Multifamily Structured Pass Through Certificates, Series K014, Class A2, 3.871%, 4/25/2021	4,100,711
3,762,218	FHLMC Multifamily Structured Pass Through Certificates, Series K015, Class A2, 3.230%, 7/25/2021	3,825,660
5,946,941	FHLMC Multifamily Structured Pass Through Certificates, Series K017, Class A2, 2.873%, 12/25/2021	6,095,329
7,900,000	FHLMC Multifamily Structured Pass Through Certificates, Series K034, Class A2, 3.531%, 7/25/2023(a)	8,506,754
7,835,000	FHLMC Multifamily Structured Pass Through Certificates, Series K035, Class A2, 3.458%, 8/25/2023(a)	8,437,949
7,500,000	FHLMC Multifamily Structured Pass Through Certificates, Series K038, Class A2, 3.389%, 3/25/2024	8,164,247
2,580,000	FHLMC Multifamily Structured Pass Through Certificates, Series K064, Class A2, 3.224%, 3/25/2027	2,945,833
2,003,141	FHLMC Multifamily Structured Pass Through Certificates, Series K725, Class A1, 2.666%, 5/25/2023	2,062,362
8,000,000	FHLMC Multifamily Structured Pass Through Certificates, Series KC06, Class A2, 2.541%, 8/25/2026	8,599,831
218,731	FHLMC Multifamily Structured Pass Through Certificates, Series KF06, Class A, 1-month LIBOR + 0.330%, 0.487%, 11/25/2021(b)	218,208
966,849	FHLMC Multifamily Structured Pass Through Certificates, Series KF14, Class A, 1-month LIBOR + 0.650%, 0.807%, 1/25/2023(b)	967,559
3,867,157	FHLMC Multifamily Structured Pass Through Certificates, Series KF53, Class A, 1-month LIBOR + 0.390%, 0.547%, 10/25/2025(b)	3,875,396

See accompanying notes to financial statements.	| 56

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Agency Commercial Mortgage-Backed Securities — continued
$12,792,303	FHLMC Multifamily Structured Pass Through Certificates, Series KF72, Class A, 1-month LIBOR + 0.500%, 0.657%, 11/25/2026(b)	$12,865,684
4,854,372	FHLMC Multifamily Structured Pass Through Certificates, Series KF79, Class AL, 1-month LIBOR + 0.470%, 0.627%, 5/25/2030(b)	4,884,756
4,479,420	FHLMC Multifamily Structured Pass Through Certificates, Series KF79, Class AS, 30-day Average SOFR + 0.580%, 0.686%, 5/25/2030(b)	4,486,091
8,810,000	FHLMC Multifamily Structured Pass Through Certificates, Series KF80, Class AL, 1-month LIBOR + 0.440%, 0.588%, 6/25/2030(b)	8,820,532
4,950,000	FHLMC Multifamily Structured Pass Through Certificates, Series KF80, Class AS, 30-day Average SOFR + 0.510%, 0.616%, 6/25/2030(b)	4,956,047
3,319,783	FHLMC Multifamily Structured Pass Through Certificates, Series KF81, Class AL, 1-month LIBOR + 0.360%, 0.517%, 6/25/2027(b)	3,336,414
2,489,837	FHLMC Multifamily Structured Pass Through Certificates, Series KF81, Class AS, 30-day Average SOFR + 0.400%, 0.506%, 6/25/2027(b)	2,491,403
1,890,000	FHLMC Multifamily Structured Pass Through Certificates, Series KF84, Class AL, 1-month LIBOR + 0.300%, 0.457%, 7/25/2030(b)	1,879,439
1,590,000	FHLMC Multifamily Structured Pass Through Certificates, Series KF84, Class AS, 30-day Average SOFR + 0.320%, 0.405%, 7/25/2030(b)	1,581,098
1,855,000	FHLMC Multifamily Structured Pass Through Certificates, Series KF85, Class AL, 1-month LIBOR + 0.300%, 0.457%, 8/25/2030(b)	1,855,000
4,945,000	FHLMC Multifamily Structured Pass Through Certificates, Series KF85, Class AS, 30-day Average SOFR + 0.330%, 0.415%, 8/25/2030(b)	4,945,000
130,159	FHLMC Multifamily Structured Pass Through Certificates, Series KI01, Class A, 1-month LIBOR + 0.160%, 0.317%, 9/25/2022(b)	130,145
175,887	FHLMC Multifamily Structured Pass Through Certificates, Series KI02, Class A, 1-month LIBOR + 0.200%, 0.357%, 2/25/2023(b)	175,842
10,261,000	FHLMC Multifamily Structured Pass Through Certificates, Series KJ21, Class A2, 3.700%, 9/25/2026	11,541,077
1,010,973	FHLMC Multifamily Structured Pass Through Certificates, Series KJ28, Class A1, 1.766%, 2/25/2025	1,029,284
2,855,000	FHLMC Multifamily Structured Pass Through Certificates, Series KS14, Class AL, 1-month LIBOR + 0.340%, 0.497%, 4/25/2030(b)	2,864,270
3,140,000	FHLMC Multifamily Structured Pass Through Certificates, Series KS14, Class AS, 30-day Average SOFR + 0.370%, 0.455%, 4/25/2030(b)	3,150,208
3,062,407	FHLMC Multifamily Structured Pass Through Certificates, Series Q008, Class A, 1-month LIBOR + 0.390%, 0.547%, 10/25/2045(b)	3,065,908
5,200,000	FNMA, 3.580%, 1/01/2026	5,845,966
122,936	Government National Mortgage Association, Series 2003-72, Class Z, 5.292%, 11/16/2045(a)	135,522
19,150	Government National Mortgage Association, Series 2003-88, Class Z, 5.443%, 3/16/2046(a)	20,735

		296,897,056

	Collateralized Mortgage Obligations — 18.2%
19,944	Federal Home Loan Mortgage Corp., REMIC, Series 1500, Class FD, 7-year CMT – 0.200%, 0.250%, 5/15/2023(b)(c)(d)	19,559
16,095	Federal Home Loan Mortgage Corp., REMIC, Series 1552, Class I, 10-year CMT – 0.650%, 0.020%, 8/15/2023(b)(c)(d)	15,693

57 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$92,119	Federal Home Loan Mortgage Corp., REMIC, Series 2131, Class ZB, 6.000%, 3/15/2029(c)(d)	$101,509
753,592	Federal Home Loan Mortgage Corp., REMIC, Series 2978, Class JG, 5.500%, 5/15/2035	853,742
1,174,747	Federal Home Loan Mortgage Corp., REMIC, Series 3036, Class NE, 5.000%, 9/15/2035	1,356,692
570,126	Federal Home Loan Mortgage Corp., REMIC, Series 3412, Class AY, 5.500%, 2/15/2038	641,867
941,301	Federal Home Loan Mortgage Corp., REMIC, Series 3561, Class W, IO, 2.797%, 6/15/2048(a)(e)	1,009,455
1,030,534	Federal Home Loan Mortgage Corp., REMIC, Series 3620, Class AT, IO, 3.857%, 12/15/2036(a)(e)	1,116,114
544,002	Federal Home Loan Mortgage Corp., REMIC, Series 4212, Class FW, 2.252%, 6/15/2043(a)	561,252
904,919	Federal National Mortgage Association, REMIC, Series 2003-48, Class GH, 5.500%, 6/25/2033	1,051,638
4,437,605	Federal National Mortgage Association, Series 2012-58, Class KF, 1-month LIBOR + 0.550%, 0.698%, 6/25/2042(b)	4,487,383
6,697,537	Federal National Mortgage Association, Series 2012-83, Class LF, 1-month LIBOR + 0.510%, 0.658%, 8/25/2042(b)	6,758,217
9,587	Federal National Mortgage Association, REMIC, Series 1992-162, Class FB, 7-year CMT – 0.050%, 0.420%, 9/25/2022(b)(c)(d)	9,453
17,351	Federal National Mortgage Association, REMIC, Series 1994-42, Class FD, 10-year CMT – 0.500%, 0.170%, 4/25/2024(b)(c)(d)	16,895
7,338	Federal National Mortgage Association, REMIC, Series 2002-W10, Class A7, 4.346%, 8/25/2042(a)(c)(d)	7,854
261,333	Federal National Mortgage Association, REMIC, Series 2005-100, Class BQ, 5.500%, 11/25/2025(c)(d)	272,649
546,894	Federal National Mortgage Association, REMIC, Series 2007-73, Class A1, 1-month LIBOR + 0.060%, 0.235%, 7/25/2037(b)	537,945
946,258	Federal National Mortgage Association, REMIC, Series 2008-86, Class LA, 3.502%, 8/25/2038(a)	1,016,863
2,573,473	Federal National Mortgage Association, REMIC, Series 2012-56, Class FK, 1-month LIBOR + 0.450%, 0.598%, 6/25/2042(b)	2,589,509
5,412,360	Federal National Mortgage Association, REMIC, Series 2013-67, Class NF, 1-month LIBOR + 1.000%, 1.148%, 7/25/2043(b)	5,258,290
6,857,513	Federal National Mortgage Association, REMIC, Series 2015-4, Class BF, 1-month LIBOR + 0.400%, 0.548%, 2/25/2045(b)	6,889,255
12,055,310	Federal National Mortgage Association, Series 2020-35, Class FA, 1-month LIBOR + 0.500%, 0.656%, 6/25/2050(b)	12,166,544
7,004	FHLMC Structured Pass Through Securities, Series T-60, Class 2A1, 3.943%, 3/25/2044(a)(c)(d)	8,334
429,446	FHLMC Structured Pass Through Securities, Series T-62, Class 1A1, 12-month MTA + 1.200%, 2.219%, 10/25/2044(b)(c)(d)	439,498
3,663,238	Government National Mortgage Association, Series 2017-H05, Class FC, 1-month LIBOR + 0.750%, 0.905%, 2/20/2067(b)	3,706,098
4,066,430	Government National Mortgage Association, Series 2019-H13, Class FT, 1-year CMT + 0.450%, 0.580%, 8/20/2069(b)	4,062,624

See accompanying notes to financial statements.	| 58

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$5,621,586	Government National Mortgage Association, Series 2020-H02, Class FG, 1-month LIBOR + 0.600%, 0.755%, 1/20/2070(b)	$5,664,824
1,630,674	Government National Mortgage Association, Series 2005-18, Class F, 1-month LIBOR + 0.200%, 0.356%, 2/20/2035(b)	1,626,583
1,232,381	Government National Mortgage Association, Series 2007-59, Class FM, 1-month LIBOR + 0.520%, 0.676%, 10/20/2037(b)	1,239,382
513,811	Government National Mortgage Association, Series 2009-H01, Class FA, 1-month LIBOR + 1.150%, 1.306%, 11/20/2059(b)(c)(d)	515,600
1,041,679	Government National Mortgage Association, Series 2010-H20, Class AF, 1-month LIBOR + 0.330%, 0.485%, 10/20/2060(b)	1,039,197
857,993	Government National Mortgage Association, Series 2010-H24, Class FA, 1-month LIBOR + 0.350%, 0.505%, 10/20/2060(b)	856,183
482,787	Government National Mortgage Association, Series 2010-H27, Class FA, 1-month LIBOR + 0.380%, 0.535%, 12/20/2060(b)	482,171
54,039	Government National Mortgage Association, Series 2011- H20, Class FA, 1-month LIBOR + 0.550%, 0.705%, 9/20/2061(b)	54,203
684,851	Government National Mortgage Association, Series 2011-H06, Class FA, 1-month LIBOR + 0.450%, 0.605%, 2/20/2061(b)	685,251
52,458	Government National Mortgage Association, Series 2011-H08, Class FA, 1-month LIBOR + 0.600%, 0.755%, 2/20/2061(b)	52,642
82,857	Government National Mortgage Association, Series 2011-H23, Class HA, 3.000%, 12/20/2061(c)(d)	84,624
38,129	Government National Mortgage Association, Series 2012-124, Class HT, 6.500%, 7/20/2032(a)(c)(d)	37,363
3,521,829	Government National Mortgage Association, Series 2012-18, Class FM, 1-month LIBOR + 0.250%, 0.406%, 9/20/2038(b)	3,519,768
1,901	Government National Mortgage Association, Series 2012-H15, Class FA, 1-month LIBOR + 0.450%, 0.605%, 5/20/2062(b)(c)(d)	1,883
659,506	Government National Mortgage Association, Series 2012-H18, Class NA, 1-month LIBOR + 0.520%, 0.675%, 8/20/2062(b)	660,908
1,925,883	Government National Mortgage Association, Series 2012-H20, Class PT, 1.011%, 7/20/2062(a)	1,923,599
141,595	Government National Mortgage Association, Series 2012-H29, Class HF, 1-month LIBOR + 0.500%, 0.655%, 10/20/2062(b)(c)(d)	140,959
47,800	Government National Mortgage Association, Series 2013-H02, Class GF, 1-month LIBOR + 0.500%, 0.655%, 12/20/2062(b)(c)(d)	47,408
2,727,952	Government National Mortgage Association, Series 2013-H08, Class FA, 1-month LIBOR + 0.350%, 0.505%, 3/20/2063(b)	2,723,992
1,826,736	Government National Mortgage Association, Series 2013-H10, Class FA, 1-month LIBOR + 0.400%, 0.555%, 3/20/2063(b)	1,825,645
310,859	Government National Mortgage Association, Series 2013-H14, Class FG, 1-month LIBOR + 0.470%, 0.625%, 5/20/2063(b)	311,155
6,772,653	Government National Mortgage Association, Series 2013-H22, Class FT, 1-year CMT + 0.650%, 0.780%, 4/20/2063(b)	6,746,653
4,597,451	Government National Mortgage Association, Series 2014-H14, Class FA, 1-month LIBOR + 0.500%, 0.664%, 7/20/2064(b)	4,602,343
3,409,553	Government National Mortgage Association, Series 2014-H15, Class FA, 1-month LIBOR + 0.500%, 0.655%, 7/20/2064(b)	3,418,735

59 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$2,805,598	Government National Mortgage Association, Series 2015-H04, Class FL, 1-month LIBOR + 0.470%, 0.625%, 2/20/2065(b)	$2,805,826
21,457	Government National Mortgage Association, Series 2015-H05, Class FA, 1-month LIBOR + 0.300%, 0.455%, 4/20/2061(b)(c)(d)	21,304
107,858	Government National Mortgage Association, Series 2015-H09, Class HA, 1.750%, 3/20/2065(c)(d)	107,971
311,842	Government National Mortgage Association, Series 2015-H10, Class FC, 1-month LIBOR + 0.480%, 0.635%, 4/20/2065(b)	312,448
4,834,421	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065	4,934,272
20,784	Government National Mortgage Association, Series 2015-H11, Class FA, 1-month LIBOR + 0.250%, 0.405%, 4/20/2065(b)(c)(d)	20,644
3,625,303	Government National Mortgage Association, Series 2015-H12, Class FL, 1-month LIBOR + 0.230%, 0.385%, 5/20/2065(b)	3,608,824
258,605	Government National Mortgage Association, Series 2015-H19, Class FH, 1-month LIBOR + 0.300%, 0.455%, 7/20/2065(b)(c)(d)	256,951
27,285	Government National Mortgage Association, Series 2015-H29, Class FA, 1-month LIBOR + 0.700%, 0.855%, 10/20/2065(b)(c)(d)	27,247
7,191	Government National Mortgage Association, Series 2015-H30, Class FA, 1-month LIBOR + 0.680%, 0.835%, 8/20/2061(b)(c)(d)	7,179
5,129,863	Government National Mortgage Association, Series 2016-H06, Class FC, 1-month LIBOR + 0.920%, 1.075%, 2/20/2066(b)	5,210,828
340,094	Government National Mortgage Association, Series 2016-H10, Class FJ, 1-month LIBOR + 0.600%, 0.755%, 4/20/2066(b)	340,300
343,034	Government National Mortgage Association, Series 2016-H19, Class FJ, 1-month LIBOR + 0.400%, 0.555%, 9/20/2063(b)(c)(d)	341,221
1,599,005	Government National Mortgage Association, Series 2016-H20, Class FB, 1-month LIBOR + 0.550%, 0.705%, 9/20/2066(b)	1,604,907
233,301	Government National Mortgage Association, Series 2017-H24, Class FJ, 1-month LIBOR + 0.250%, 0.405%, 10/20/2067(b)	233,212
279,501	Government National Mortgage Association, Series 2018-H02, Class FJ, 1-month LIBOR + 0.200%, 0.355%, 10/20/2064(b)	279,108
7,239,128	Government National Mortgage Association, Series 2018-H11, Class FJ, 12-month LIBOR + 0.080%, 0.718%, 6/20/2068(b)	7,171,776
163,283	Government National Mortgage Association, Series 2018-H14, Class FG, 1-month LIBOR + 0.350%, 0.505%, 9/20/2068(b)	163,007
12,199,960	Government National Mortgage Association, Series 2019-H04, Class NA, 3.500%, 9/20/2068	13,316,787
3,809,213	Government National Mortgage Association, Series 2020-30, Class F, 1-month LIBOR + 0.400%, 0.557%, 4/20/2048(b)	3,813,575
6,925,225	Government National Mortgage Association, Series 2020-53, Class NF, 1-month LIBOR + 0.450%, 0.607%, 5/20/2046(b)	6,916,097
5,952,533	Government National Mortgage Association, Series 2020-H04, Class FP, 1-month LIBOR + 0.500%, 0.655%, 6/20/2069(b)	5,971,167
12,684,567	Government National Mortgage Association, Series 2020-H07, Class FL, 1-month LIBOR + 0.650%, 0.806%, 4/20/2070(b)	12,728,532
14,164,359	Government National Mortgage Association, Series 2020-H10, Class FD, 1-month LIBOR + 0.400%, 0.556%, 5/20/2070(b)	14,006,653

See accompanying notes to financial statements.	| 60

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$6,538,268	Government National Mortgage Association, Series 2020-HO1, Class FT, 1-year CMT + 0.500%, 2.036%, 1/20/2070(b)	$6,537,640
168,737	NCUA Guaranteed Notes, Series 2010-A1, Class A, 1-month LIBOR + 0.350%, 0.506%, 12/07/2020(b)	168,761
193,482	NCUA Guaranteed Notes, Series 2010-R1, Class 1A, 1-month LIBOR + 0.450%, 0.605%, 10/07/2020(b)	193,462
727,213	NCUA Guaranteed Notes, Series 2010-R3, Class 1A, 1-month LIBOR + 0.560%, 0.715%, 12/08/2020(b)	727,387
48,554	NCUA Guaranteed Notes, Series 2010-R3, Class 2A, 1-month LIBOR + 0.560%, 0.715%, 12/08/2020(b)	48,554

		185,091,643

	Hybrid ARMs — 3.9%
715,398	FHLMC, 12-month LIBOR + 1.761%, 2.536%, 9/01/2035(b)	750,129
569,023	FHLMC, 1-year CMT + 2.220%, 2.595%, 7/01/2033(b)	573,044
148,887	FHLMC, 12-month LIBOR + 1.645%, 2.692%, 11/01/2038(b)	150,275
3,668,989	FHLMC, 12-month LIBOR + 1.841%, 2.786%, 1/01/2046(b)	3,789,881
432,085	FHLMC, 1-year CMT + 2.247%, 2.840%, 9/01/2038(b)	455,075
343,425	FHLMC, 6-month LIBOR + 1.685%, 3.136%, 6/01/2037(b)	344,910
465,175	FHLMC, 1-year CMT + 2.165%, 3.334%, 4/01/2036(b)	467,178
2,104,107	FHLMC, 1-year CMT + 2.248%, 3.392%, 3/01/2037(b)	2,219,486
224,138	FHLMC, 12-month LIBOR + 1.932%, 3.520%, 12/01/2034(b)	226,822
177,653	FHLMC, 12-month LIBOR + 1.833%, 3.523%, 11/01/2038(b)	181,109
213,205	FHLMC, 12-month LIBOR + 1.767%, 3.559%, 3/01/2038(b)	216,438
58,020	FHLMC, 12-month LIBOR + 1.744%, 3.593%, 12/01/2037(b)	58,429
138,580	FHLMC, 1-year CMT + 2.209%, 3.640%, 9/01/2038(b)	139,360
1,115,800	FHLMC, 12-month LIBOR + 1.894%, 3.640%, 9/01/2041(b)	1,168,801
212,880	FHLMC, 1-year CMT + 1.942%, 3.648%, 9/01/2038(b)	213,762
500,188	FHLMC, 1-year CMT + 2.245%, 3.732%, 3/01/2036(b)	529,999
806,361	FHLMC, 12-month LIBOR + 1.738%, 3.738%, 4/01/2037(b)	817,407
198,870	FHLMC, 1-year CMT + 2.250%, 3.759%, 2/01/2035(b)	210,448
210,298	FHLMC, 12-month LIBOR + 1.724%, 3.784%, 4/01/2037(b)	220,945
1,136,541	FHLMC, 1-year CMT + 2.254%, 3.791%, 2/01/2036(b)	1,197,868
803,164	FHLMC, 1-year CMT + 2.286%, 4.023%, 2/01/2036(b)	848,107
154,452	FHLMC, 12-month LIBOR + 2.180%, 4.180%, 3/01/2037(b)	156,176
61,920	FNMA, 6-month LIBOR + 1.558%, 1.963%, 2/01/2037(b)	63,802
910,061	FNMA, 12-month LIBOR + 1.595%, 2.313%, 9/01/2037(b)	948,446
171,078	FNMA, 12-month LIBOR + 1.560%, 2.340%, 8/01/2035(b)	172,072
501,459	FNMA, 12-month LIBOR + 1.703%, 2.453%, 8/01/2034(b)	508,485
141,105	FNMA, 1-year CMT + 2.145%, 2.480%, 9/01/2036(b)	144,321
354,833	FNMA, 1-year CMT + 2.223%, 2.499%, 8/01/2035(b)	356,426
356,547	FNMA, 12-month LIBOR + 1.657%, 2.537%, 8/01/2038(b)	360,095
540,438	FNMA, 6-month LIBOR + 1.540%, 2.542%, 7/01/2035(b)	559,156
400,790	FNMA, 12-month LIBOR + 1.637%, 2.619%, 7/01/2038(b)	408,491
1,004,037	FNMA, 1-year CMT + 2.273%, 2.648%, 6/01/2037(b)	1,059,498
513,511	FNMA, 1-year CMT + 2.287%, 2.676%, 6/01/2033(b)	514,662
112,014	FNMA, 12-month LIBOR + 1.801%, 2.796%, 7/01/2041(b)	112,989
62,447	FNMA, 1-year CMT + 2.440%, 2.815%, 8/01/2033(b)	62,901

61 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Hybrid ARMs — continued
$1,349,310	FNMA, 1-year CMT + 2.177%, 2.974%, 12/01/2040(b)	$1,416,773
1,293,309	FNMA, 1-year CMT + 2.173%, 3.019%, 11/01/2033(b)	1,355,997
2,635,243	FNMA, 1-year CMT + 2.201%, 3.021%, 10/01/2034(b)	2,768,339
236,367	FNMA, 12-month LIBOR + 1.679%, 3.059%, 11/01/2036(b)	247,448
1,281,545	FNMA, 12-month LIBOR + 1.586%, 3.067%, 4/01/2037(b)	1,336,513
819,982	FNMA, 12-month LIBOR + 1.597%, 3.128%, 7/01/2035(b)	853,543
508,293	FNMA, 1-year CMT + 2.160%, 3.180%, 6/01/2036(b)	535,159
195,211	FNMA, 1-year CMT + 2.185%, 3.307%, 12/01/2034(b)	195,428
281,745	FNMA, 1-year CMT + 2.137%, 3.328%, 9/01/2034(b)	295,668
311,171	FNMA, 12-month LIBOR + 2.473%, 3.348%, 6/01/2035(b)	315,231
978,275	FNMA, 12-month LIBOR + 1.732%, 3.362%, 9/01/2037(b)	1,030,090
679,207	FNMA, 6-month LIBOR + 2.169%, 3.437%, 7/01/2037(b)	720,284
255,520	FNMA, 12-month LIBOR + 1.650%, 3.502%, 10/01/2033(b)	266,296
388,526	FNMA, 12-month LIBOR + 1.609%, 3.572%, 4/01/2037(b)	393,147
232,503	FNMA, 1-year CMT + 2.287%, 3.574%, 10/01/2033(b)	234,120
349,703	FNMA, 1-year CMT + 2.213%, 3.594%, 4/01/2034(b)	354,733
1,550,919	FNMA, 1-year CMT + 2.224%, 3.639%, 4/01/2034(b)	1,625,498
183,540	FNMA, 1-year CMT + 2.500%, 3.681%, 8/01/2036(b)	195,854
163,634	FNMA, 1-year CMT + 2.188%, 3.688%, 4/01/2033(b)	164,484
149,448	FNMA, 12-month LIBOR + 1.731%, 3.697%, 11/01/2035(b)	156,612
1,234,974	FNMA, 12-month LIBOR + 1.800%, 3.740%, 10/01/2041(b)	1,289,157
463,327	FNMA, 12-month LIBOR + 1.765%, 3.765%, 2/01/2037(b)	465,916
46,319	FNMA, 12-month LIBOR + 1.754%, 3.795%, 1/01/2037(b)	47,021
163,166	FNMA, 12-month LIBOR + 1.800%, 3.800%, 3/01/2034(b)	171,786
1,072,143	FNMA, 12-month LIBOR + 1.797%, 3.800%, 3/01/2037(b)	1,132,677
351,756	FNMA, 12-month LIBOR + 1.800%, 3.800%, 12/01/2041(b)	353,771
422,569	FNMA, 1-year CMT + 2.185%, 3.810%, 1/01/2036(b)	439,241
1,003,998	FNMA, 12-month LIBOR + 1.820%, 3.820%, 2/01/2047(b)	1,069,449
200,400	FNMA, 1-year CMT + 2.501%, 4.191%, 5/01/2035(b)	211,791

		39,849,019

	Mortgage Related — 2.6%
39,774	FHLMC, 3.000%, 10/01/2026	41,820
297,896	FHLMC, 4.000%, with various maturities from 2024 to 2042(f)	324,396
126,438	FHLMC, 4.500%, with various maturities from 2025 to 2034(f)	133,490
37,375	FHLMC, 5.500%, 10/01/2023	38,813
4,660	FHLMC, COFI + 1.250%, 5.923%, 10/01/2020(b)	4,662
11,369	FHLMC, COFI + 1.250%, 5.955%, 11/01/2020(b)	11,362
185,155	FHLMC, 6.500%, 12/01/2034	214,565
96	FHLMC, 7.500%, 6/01/2026	104
107,675	FNMA, 3.000%, 3/01/2042	117,285
1,010,937	FNMA, 5.000%, with various maturities from 2037 to 2038(f)	1,161,537
423,864	FNMA, 5.500%, with various maturities from 2023 to 2033(f)	467,668
244,414	FNMA, 6.000%, with various maturities from 2021 to 2022(f)	252,716
157,283	FNMA, 6.500%, with various maturities from 2032 to 2037(f)	177,095
52,848	FNMA, 7.500%, with various maturities from 2030 to 2032(f)	58,542
2,343,330	GNMA, 1-month LIBOR + 1.741%, 1.878%, 2/20/2061(b)	2,437,572
1,836,235	GNMA, 1-month LIBOR + 1.890%, 2.068%, 2/20/2063(b)	1,908,719

See accompanying notes to financial statements.	| 62

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Mortgage Related — continued
$2,200,215	GNMA, 1-month LIBOR + 2.158%, 2.339%, 3/20/2063(b)	$2,281,846
748,273	GNMA, 1-month LIBOR + 2.247%, 2.426%, 6/20/2065(b)	805,903
747,210	GNMA, 1-month LIBOR + 2.279%, 2.457%, 5/20/2065(b)	804,010
1,073,504	GNMA, 1-month LIBOR + 2.353%, 2.533%, 2/20/2063(b)	1,123,460
256,549	GNMA, 3.916%, 3/20/2063(a)	259,587
185,713	GNMA, 4.005%, 12/20/2062(a)	189,728
148,172	GNMA, 4.071%, 2/20/2063(a)	149,861
769,072	GNMA, 4.085%, 6/20/2063(a)	789,489
236,831	GNMA, 4.111%, 11/20/2062(a)	239,946
23,853	GNMA, 4.140%, 12/20/2061(a)	26,173
82,287	GNMA, 4.284%, 4/20/2063(a)	87,966
13,372	GNMA, 4.326%, 8/20/2061(a)	14,939
9,736	GNMA, 4.411%, 8/20/2062(a)	10,373
3,253,361	GNMA, 4.475%, 10/20/2065(a)	3,667,269
373,702	GNMA, 4.578%, 7/20/2063(a)	411,310
1,730,142	GNMA, 4.599%, 2/20/2066(a)	1,910,216
2,030,139	GNMA, 4.624%, 3/20/2064(a)	2,209,901
25,000	GNMA, 4.630%, with various maturities from 2061 to 2062(a)(f)	25,636
305,564	GNMA, 4.637%, 1/20/2064(a)	335,841
13,825	GNMA, 4.644%, 2/20/2062(a)	14,498
14,317	GNMA, 4.652%, 4/20/2061(a)	14,709
1,708,734	GNMA, 4.670%, 11/20/2063(a)	1,871,960
1,236,809	GNMA, 4.684%, 5/20/2064(a)	1,350,194
64,803	GNMA, 4.700%, with various maturities from 2061 to 2062(a)(f)	68,673
12,330	GNMA, 4.720%, 3/20/2061(a)	12,374
9,327	GNMA, 6.000%, 12/15/2031	10,901
36,503	GNMA, 6.500%, 5/15/2031	43,345
44,045	GNMA, 7.000%, 10/15/2028	49,608

		26,130,062

	Non-Agency Commercial Mortgage-Backed Securities — 1.6%
1,595,000	BANK, Series 2020-BN25, Class A5, 2.649%, 1/15/2063	1,749,338
1,310,000	Commercial Mortgage Pass Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030, 144A	1,271,135
1,488,000	Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class A5, 3.961%, 3/10/2047	1,624,743
4,282,000	Commercial Mortgage Pass Through Certificates, Series 2016-DC2, Class ASB, 3.550%, 2/10/2049	4,582,111
1,270,480	DBUBS Mortgage Trust, Series 2011-LC2A, Class A4, 4.537%, 7/10/2044, 144A	1,285,398
2,600,000	Hudsons Bay Simon JV Trust, Series 2015-HB7, Class A7, 3.914%, 8/05/2034, 144A	2,301,145
1,040,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A4, 3.134%, 12/15/2048	1,087,116
3,279,464	Starwood Retail Property Trust, Series 2014-STAR, Class A, 1-month LIBOR + 1.470%, 1.622%, 11/15/2027, 144A(b)	2,346,202

		16,247,188

63 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Treasuries — 31.1%
$14,485,000	U.S. Treasury Note, 0.125%, 5/31/2022	$14,483,868
26,535,000	U.S. Treasury Note, 0.125%, 9/30/2022	26,533,964
18,650,000	U.S. Treasury Note, 0.250%, 6/30/2025	18,643,443
12,500,000	U.S. Treasury Note, 0.250%, 9/30/2025	12,486,328
47,425,000	U.S. Treasury Note, 0.375%, 4/30/2025	47,704,734
4,600,000	U.S. Treasury Note, 0.500%, 3/31/2025	4,653,367
20,945,000	U.S. Treasury Note, 1.250%, 7/31/2023	21,593,804
19,720,000	U.S. Treasury Note, 1.625%, 8/31/2022	20,284,639
8,460,000	U.S. Treasury Note, 1.750%, 6/30/2022	8,699,590
12,480,000	U.S. Treasury Note, 1.750%, 7/15/2022	12,842,700
12,605,000	U.S. Treasury Note, 1.750%, 9/30/2022	13,012,693
1,755,000	U.S. Treasury Note, 1.875%, 4/30/2022	1,803,400
11,470,000	U.S. Treasury Note, 2.000%, 2/15/2025	12,348,620
6,000,000	U.S. Treasury Note, 2.125%, 5/15/2022	6,194,531
6,915,000	U.S. Treasury Note, 2.250%, 1/31/2024	7,391,757
3,340,000	U.S. Treasury Note, 2.250%, 10/31/2024	3,616,202
67,520,000	U.S. Treasury Note, 2.875%, 10/31/2023	73,137,875
9,955,000	U.S. Treasury Note, 2.875%, 7/31/2025	11,201,708

		316,633,223

	Total Bonds and Notes (Identified Cost $912,317,179)	928,633,064

Short-Term Investments — 6.3%
11,570,000	Federal Home Loan Bank Discount Notes, 0.020%, 10/07/2020(g)	11,569,884
7,210,647	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2020 at 0.000% to be repurchased at $7,210,647 on 10/01/2020 collateralized by $7,355,500 U.S. Treasury Note, 0.250% due 9/30/2025 valued at $7,354,926 including accrued interest (Note 2 of Notes to Financial Statements)	7,210,647
4,315,000	U.S. Treasury Bills, 0.065%, 10/01/2020(g)	4,315,000
6,900,000	U.S. Treasury Bills, 0.070%, 10/08/2020(g)	6,899,914
12,015,000	U.S. Treasury Bills, 0.080%, 12/10/2020(g)	12,012,781
12,055,000	U.S. Treasury Bills, 0.085%-0.105%, 11/05/2020(g)(h)	12,053,975
10,030,000	U.S. Treasury Bills, 0.098%, 10/29/2020(g)	10,029,279

	Total Short-Term Investments (Identified Cost $64,091,772)	64,091,480

	Total Investments — 97.5% (Identified Cost $976,408,951)	992,724,544
	Other assets less liabilities — 2.5%	25,771,220

	Net Assets — 100.0%	$1,018,495,764

See accompanying notes to financial statements.	| 64

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Limited Term Government and Agency Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2020 is disclosed.
(b)	Variable rate security. Rate as of September 30, 2020 is disclosed.
(c)	Fair valued by the Fund's adviser. At September 30, 2020, the value of these securities amounted to $2,501,798 or 0.2% of net assets. See Note 2 of Notes to Financial Statements.
(d)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(e)	Interest only security. Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the outstanding par amount of the pool held as of the end of the period.
(f)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(g)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(h)	The Fund's investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the value of Rule 144A holdings amounted to $38,040,534 or 3.7% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
CMT	Constant Maturity Treasury
COFI	Cost Of Funds Index
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MTA	Monthly Treasury Average Interest
MTN	Medium Term Note
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate

65 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Industry Summary at September 30, 2020

Treasuries	31.1%
Agency Commercial Mortgage-Backed Securities	29.1
Collateralized Mortgage Obligations	18.2
Hybrid ARMs	3.9
ABS Car Loan	3.2
Mortgage Related	2.6
Other Investments, less than 2% each	3.1
Short-Term Investments	6.3

Total Investments	97.5
Other assets less liabilities	2.5

Net Assets	100.0%

See accompanying notes to financial statements.	| 66

Statements of Assets and Liabilities

September 30, 2020

	Credit Income Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
ASSETS
Investments at cost	$23,797,082	$311,166,119	$976,408,951
Net unrealized appreciation (depreciation)	(85,094)	8,029,068	16,315,593

Investments at value	23,711,988	319,195,187	992,724,544
Cash	24,894,158	—	—
Due from brokers (Note 2)	—	165,000	—
Receivable for Fund shares sold	—	1,870,525	3,399,642
Receivable from investment adviser (Note 6)	18,435	—	—
Receivable for securities sold	—	777,428	32,969,877
Dividends and interest receivable	204,468	1,283,074	2,606,410
Prepaid expenses (Note 8)	—	31	101

TOTAL ASSETS	48,829,049	323,291,245	1,031,700,574

LIABILITIES
Payable for securities purchased	23,891,979	5,058,705	11,569,961
Payable for Fund shares redeemed	—	423,733	599,773
Payable for variation margin on futures contracts (Note 2)	—	8,342	—
Distributions payable	—	—	154,251
Management fees payable (Note 6)	—	55,259	268,765
Deferred Trustees’ fees (Note 6)	43	135,821	401,775
Administrative fees payable (Note 6)	30	11,305	35,734
Payable to distributor (Note 6d)	—	2,517	12,954
Other accounts payable and accrued expenses	18,717	81,201	161,597

TOTAL LIABILITIES	23,910,769	5,776,883	13,204,810

NET ASSETS	$24,918,280	$317,514,362	$1,018,495,764

NET ASSETS CONSIST OF:
Paid-in capital	$25,002,998	$301,049,850	$1,033,300,396
Accumulated earnings (loss)	(84,718)	16,464,512	(14,804,632)

NET ASSETS	$24,918,280	$317,514,362	$1,018,495,764

67 |	See accompanying notes to financial statements.

Statements of Assets and Liabilities (continued)

September 30, 2020

	Credit Income Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$997	$19,961,686	$296,216,546

Shares of beneficial interest	100	1,816,111	25,677,422

Net asset value and redemption price per share	$9.97	$10.99	$11.54

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$10.41	$11.48	$11.81

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$997	$668,120	$19,628,212

Shares of beneficial interest	100	60,640	1,700,515

Net asset value and offering price per share	$9.97	$11.02	$11.54

Class N shares:
Net assets	$24,915,289	$3,307,406	$11,035,494

Shares of beneficial interest	2,500,000	301,234	953,928

Net asset value, offering and redemption price per share	$9.97	$10.98	$11.57

Class Y shares:
Net assets	$997	$293,577,150	$691,615,512

Shares of beneficial interest	100	26,717,982	59,761,112

Net asset value, offering and redemption price per share	$9.97	$10.99	$11.57

See accompanying notes to financial statements.	| 68

Statements of Operations

For the Year Ended September 30, 2020

	Credit Income Fund(a)	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
INVESTMENT INCOME
Interest	$5	$6,439,435	$14,708,731
Dividends	724	—	—

	729	6,439,435	14,708,731

Expenses
Management fees (Note 6)	287	666,934	3,080,893
Service and distribution fees (Note 6)	—	58,913	989,793
Administrative fees (Note 6)	30	117,918	390,053
Trustees’ fees and expenses (Note 6)	180	42,137	95,181
Transfer agent fees and expenses (Notes 6 and 7)	12	192,428	738,991
Audit and tax services fees	18,000	51,986	56,323
Custodian fees and expenses	—	22,668	39,991
Legal fees (Note 8)	—	6,801	21,469
Registration fees	100	88,735	136,052
Shareholder reporting expenses	130	19,289	57,114
Miscellaneous expenses (Note 8)	338	31,634	45,581

Total expenses	19,077	1,299,443	5,651,441
Fee/expense recovery (Note 6)	—	—	13,326
Less waiver and/or expense reimbursement (Note 6)	(18,722)	(175,130)	(1,425)

Net expenses	355	1,124,313	5,663,342

Net investment income	374	5,315,122	9,045,389

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS
Net realized gain on:
Investments	—	8,040,203	9,395,293
Futures contracts	—	897,346	—
Net change in unrealized appreciation (depreciation) on:
Investments	(85,094)	4,393,337	8,389,983
Futures contracts	—	127,503	—

Net realized and unrealized gain (loss) on investments and futures contracts	(85,094)	13,458,389	17,785,276

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(84,720)	$18,773,511	$26,830,665

(a)	From commencement of operations on September 29, 2020 through September 30, 2020.

69 |	See accompanying notes to financial statements.

Statements of Changes in Net Assets

	Credit Income Fund	Intermediate Duration Bond Fund
	Period Ended September 30, 2020(a)	Year Ended September 30, 2020	Year Ended September 30, 2019
FROM OPERATIONS:
Net investment income	$374	$5,315,122	$5,737,366
Net realized gain on investments and futures contracts	—	8,937,549	5,241,457
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(85,094)	4,520,840	6,546,482

Net increase (decrease) in net assets resulting from operations	(84,720)	18,773,511	17,525,305

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	—	(502,738)	(489,457)
Class C	—	(8,696)	(4,669)
Class N	—	(94,763)	(14,658)
Class Y	—	(6,108,309)	(5,477,745)

Total distributions	—	(6,714,506)	(5,986,529)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	25,003,000	64,275,136	62,370,471

Net increase in net assets	24,918,280	76,334,141	73,909,247
NET ASSETS
Beginning of the year	—	241,180,221	167,270,974

End of the year	$24,918,280	$317,514,362	$241,180,221

(a)	From commencement of operations on September 29, 2020 through September 30, 2020.

See accompanying notes to financial statements.	| 70

Statements of Changes in Net Assets (continued)

	Limited Term Government and Agency Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019
FROM OPERATIONS:
Net investment income	$9,045,389	$10,657,761
Net realized gain (loss) on investments	9,395,293	(805,903)
Net change in unrealized appreciation (depreciation) on investments	8,389,983	23,250,762

Net increase in net assets resulting from operations	26,830,665	33,102,620

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(4,298,464)	(6,888,790)
Class C	(141,631)	(335,648)
Class N	(149,308)	(117,078)
Class Y	(8,468,385)	(9,249,815)

Total distributions	(13,057,788)	(16,591,331)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	211,874,926	54,497,302

Net increase in net assets	225,647,803	71,008,591
NET ASSETS
Beginning of the year	792,847,961	721,839,370

End of the year	$1,018,495,764	$792,847,961

71 |	See accompanying notes to financial statements.

Financial Highlights

For a share outstanding throughout each period.

	Credit Income Fund—Class A
	Period Ended September 30, 2020*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.00	)(b)
Net realized and unrealized gain (loss)	(0.03)

Total from Investment Operations	(0.03)

Net asset value, end of the period	$9.97

Total return(c)(d)(e)	(0.30)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1
Net expenses(f)(g)	0.82%
Gross expenses(g)	125.79%
Net investment loss(g)	(0.82)%
Portfolio turnover rate	0%

*	From commencement of operations on September 29, 2020 through September 30, 2020.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.	| 72

Financial Highlights (continued)

For a share outstanding throughout each period.

	Credit Income Fund—Class C
	Period Ended September 30, 2020*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.00	)(b)
Net realized and unrealized gain (loss)	(0.03)

Total from Investment Operations	(0.03)

Net asset value, end of the period	$9.97

Total return(c)(d)(e)	(0.30)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1
Net expenses(f)(g)	1.57%
Gross expenses(g)	126.54%
Net investment loss(g)	(1.57)%
Portfolio turnover rate	0%

*	From commencement of operations on September 29, 2020 through September 30, 2020.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

73 |	See accompanying notes to financial statements.

Financial Highlights (continued)

For a share outstanding throughout each period.

Credit Income Fund—Class N
Period Ended September 30, 2020*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.00 (b)
Net realized and unrealized gain (loss)	(0.03)

Total from Investment Operations	(0.03)

Net asset value, end of the period	$9.97

Total return(c)(d)	(0.30)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$24,915
Net expenses(e)(f)	0.52%
Gross expenses(f)	27.91%
Net investment income(f)	0.55%
Portfolio turnover rate	0%

*	From commencement of operations on September 29, 2020 through September 30, 2020.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.	| 74

Financial Highlights (continued)

For a share outstanding throughout each period.

	Credit Income Fund—Class Y
	Period Ended September 30, 2020*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.00	)(b)
Net realized and unrealized gain (loss)	(0.03)

Total from Investment Operations	(0.03)

Net asset value, end of the period	$9.97

Total return(c)(d)	(0.30)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1
Net expenses(e)(f)	0.57%
Gross expenses(f)	125.54%
Net investment loss(f)	(0.57)%
Portfolio turnover rate	0%

*	From commencement of operations on September 29, 2020 through September 30, 2020.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

75 |	See accompanying notes to financial statements.

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Duration Bond Fund—Class A*
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$10.51	$9.97	$10.29	$10.52	$10.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.19	0.25	0.22	0.17	0.20
Net realized and unrealized gain (loss)	0.54	0.55	(0.31)	(0.12)	0.17

Total from Investment Operations	0.73	0.80	(0.09)	0.05	0.37

LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)	(0.26)	(0.23)	(0.20)	(0.21)
Net realized capital gains	(0.05)	—	—	(0.08)	(0.03)

Total Distributions	(0.25)	(0.26)	(0.23)	(0.28)	(0.24)

Net asset value, end of the period	$10.99	$10.51	$9.97	$10.29	$10.52

Total return(b)(c)	7.06%	8.11%	(0.85)%	0.44%	3.64%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$19,962	$21,415	$19,149	$21,828	$19,327
Net expenses(d)	0.65%	0.65%	0.65%	0.65%	0.65%
Gross expenses	0.72%	0.72%	0.70%	0.72%	0.72%
Net investment income	1.78%	2.42%	2.17%	1.69%	1.89%
Portfolio turnover rate	123%	135%	152%	216%	151%

*	Effective August 31, 2016, Retail Class shares were redesignated as Class A shares.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.	| 76

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Duration Bond Fund—Class C
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016*
Net asset value, beginning of the period	$10.54	$10.00	$10.30	$10.53	$10.53

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11	0.17	0.13	0.10	0.01
Net realized and unrealized gain (loss)	0.54	0.55	(0.31)	(0.13)	0.00	(b)

Total from Investment Operations	0.65	0.72	(0.18)	(0.03)	0.01

LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)	(0.18)	(0.12)	(0.12)	(0.01)
Net realized capital gains	(0.05)	—	—	(0.08)	—

Total Distributions	(0.17)	(0.18)	(0.12)	(0.20)	(0.01)

Net asset value, end of the period	$11.02	$10.54	$10.00	$10.30	$10.53

Total return(c)(d)	6.27%	7.28%	(1.71)%	(0.29)%	0.08	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$668	$467	$2	$3,225	$3,088
Net expenses(f)	1.40%	1.40%	1.40%	1.40%	1.40	%(g)
Gross expenses	1.46%	1.48%	1.45%	1.48%	1.56	%(g)
Net investment income	1.00%	1.64%	1.31%	0.95%	0.86	%(g)
Portfolio turnover rate	123%	135%	152%	216%	151%

*	From commencement of Class operations on August 31, 2016 through September 30, 2016.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

77 |	See accompanying notes to financial statements.

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Duration Bond Fund—Class N
	Year Ended September 30, 2020	Period Ended September 30, 2019*
Net asset value, beginning of the period	$10.50	$10.07

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.22	0.17
Net realized and unrealized gain (loss)	0.54	0.45

Total from Investment Operations	0.76	0.62

LESS DISTRIBUTIONS FROM:
Net investment income	(0.23)	(0.19)
Net realized capital gains	(0.05)	—

Total Distributions	(0.28)	(0.19)

Net asset value, end of the period	$10.98	$10.50

Total return(b)	7.39%	6.19	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,307	$3,546
Net expenses(d)	0.35%	0.35	%(e)
Gross expenses	0.43%	0.42	%(e)
Net investment income	2.09%	2.54	%(e)
Portfolio turnover rate	123%	135	%(f)

*	From commencement of Class operations on February 1, 2019 through September 30, 2019.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Represents the Fund’s portfolio turnover rate for year ended September 30, 2019.

See accompanying notes to financial statements.	| 78

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Duration Bond Fund—Class Y*
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$10.51	$9.97	$10.29	$10.52	$10.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.21	0.27	0.25	0.20	0.22
Net realized and unrealized gain (loss)	0.54	0.55	(0.31)	(0.13)	0.18

Total from Investment Operations	0.75	0.82	(0.06)	0.07	0.40

LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)	(0.28)	(0.26)	(0.22)	(0.24)
Net realized capital gains	(0.05)	—	—	(0.08)	(0.03)

Total Distributions	(0.27)	(0.28)	(0.26)	(0.30)	(0.27)

Net asset value, end of the period	$10.99	$10.51	$9.97	$10.29	$10.52

Total return(b)	7.33%	8.38%	(0.60)%	0.69%	3.90%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$293,577	$215,752	$148,119	$154,668	$139,398
Net expenses(c)	0.40%	0.40%	0.40%	0.40%	0.40%
Gross expenses	0.47%	0.48%	0.45%	0.47%	0.47%
Net investment income	2.01%	2.67%	2.43%	1.93%	2.11%
Portfolio turnover rate	123%	135%	152%	216%	151%

*	Effective August 31, 2016, Institutional Class shares were redesignated as Class Y shares.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

79 |	See accompanying notes to financial statements.

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class A
	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$11.34		$11.09		$11.32	$11.51	$11.57

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11		0.15		0.11	0.08	0.11
Net realized and unrealized gain (loss)	0.25		0.34		(0.13)	(0.09)	0.00 (b)

Total from Investment Operations	0.36		0.49		(0.02)	(0.01)	0.11

LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)		(0.24)		(0.21)	(0.18)	(0.17)

Net asset value, end of the period	$11.54		$11.34		$11.09	$11.32	$11.51

Total return(c)	3.19%		4.42%		(0.17)%	(0.04)%	0.93%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$296,217		$308,186		$328,475	$336,227	$442,671
Net expenses	0.78	%(d)	0.80%		0.80%	0.80%	0.77%
Gross expenses	0.78%		0.80%		0.80%	0.80%	0.77%
Net investment income	0.93%		1.31%		1.02%	0.67%	0.96%
Portfolio turnover rate	319	%(e)	527	%(e)	157%	126%	109%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Effective July 1, 2020, the expense limit decreased from 0.80% to 0.75%.
(e)	The variation in the Fund’s turnover rate from 2018 to 2020 is due to changes in volume of U.S. Treasury securities related to certain trading strategies.

See accompanying notes to financial statements.	| 80

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class C
	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$11.35		$11.10		$11.33	$11.52	$11.58

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.02		0.06		0.03	(0.01)	0.02
Net realized and unrealized gain (loss)	0.24		0.34		(0.13)	(0.08)	0.00 (b)

Total from Investment Operations	0.26		0.40		(0.10)	(0.09)	0.02

LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)		(0.15)		(0.13)	(0.10)	(0.08)

Net asset value, end of the period	$11.54		$11.35		$11.10	$11.33	$11.52

Total return(c)	2.34%		3.64%		(0.91)%	(0.79)%	0.18%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$19,628		$22,142		$23,341	$43,319	$73,027
Net expenses	1.53	%(d)	1.55%		1.55%	1.55%	1.52%
Gross expenses	1.53%		1.55%		1.55%	1.55%	1.52%
Net investment income (loss)	0.18%		0.57%		0.24%	(0.09)%	0.21%
Portfolio turnover rate	319	%(e)	527	%(e)	157%	126%	109%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Effective July 1, 2020, the expense limit decreased from 1.55% to 1.50%.
(e)	The variation in the Fund’s turnover rate from 2018 to 2020 is due to changes in volume of U.S. Treasury securities related to certain trading strategies.

81 |	See accompanying notes to financial statements.

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class N
	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018	Period Ended September 30, 2017*
Net asset value, beginning of the period	$11.37		$11.12		$11.36	$11.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.14		0.19		0.15	0.05
Net realized and unrealized gain (loss)	0.26		0.33		(0.14)	0.08	(b)

Total from Investment Operations	0.40		0.52		0.01	0.13

LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)		(0.27)		(0.25)	(0.16)

Net asset value, end of the period	$11.57		$11.37		$11.12	$11.36

Total return(c)	3.53%		4.77%		0.09%	1.12	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$11,035		$5,272		$3,176	$1,900
Net expenses(e)	0.45	%(f)	0.46%		0.46%	0.47	%(g)
Gross expenses	0.46%		0.48%		0.48%	0.50	%(g)
Net investment income	1.20%		1.65%		1.37%	0.64	%(g)
Portfolio turnover rate	319	%(h)	527	%(h)	157%	126	%(i)

*	From commencement of Class operations on February 1, 2017 through September 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2020, the expense limit decreased from 0.50% to 0.45%.
(g)	Computed on an annualized basis for periods less than one year.
(h)	The variation in the Fund’s turnover rate from 2018 to 2020 is due to changes in volume of U.S. Treasury securities related to certain trading strategies.
(i)	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.

See accompanying notes to financial statements.	| 82

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class Y
	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$11.38		$11.13		$11.36	$11.55	$11.61

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.13		0.17		0.14	0.11	0.14
Net realized and unrealized gain (loss)	0.25		0.34		(0.13)	(0.09)	0.00 (b)

Total from Investment Operations	0.38		0.51		0.01	0.02	0.14

LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)		(0.26)		(0.24)	(0.21)	(0.20)

Net asset value, end of the period	$11.57		$11.38		$11.13	$11.36	$11.55

Total return	3.35%		4.67%		0.09%	0.22%	1.19%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$691,616		$457,248		$366,847	$360,322	$411,898
Net expenses	0.53	%(c)	0.55%		0.55%	0.55%	0.52%
Gross expenses	0.53%		0.55%		0.55%	0.55%	0.52%
Net investment income	1.11%		1.55%		1.26%	0.92%	1.20%
Portfolio turnover rate	319	%(d)	527	%(d)	157%	126%	109%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Effective July 1, 2020, the expense limit decreased from 0.55% to 0.50%.
(d)	The variation in the Fund’s turnover rate from 2018 to 2020 is due to changes in volume of U.S. Treasury securities related to certain trading strategies.

83 |	See accompanying notes to financial statements.

Notes to Financial Statements

September 30, 2020

1.  Organization.  Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds I:

Loomis Sayles Intermediate Duration Bond Fund (the “Intermediate Duration Bond Fund”)

Loomis Sayles Funds II:

Loomis Sayles Credit Income Fund (the “Credit Income Fund”)

Loomis Sayles Limited Term Government and Agency Fund (the “Limited Term Government and Agency Fund”)

Credit Income Fund commenced operations on September 29, 2020 via contributions to the Fund by Natixis Investment Managers, LLC (“Natixis”) and affiliates of $25,003,000.

Each Fund is a diversified investment company.

Each Fund offers Class A, Class C, Class N and Class Y shares.

Class A shares of Credit Income Fund and Intermediate Duration Bond Fund are sold with a maximum front-end sales charge of 4.25%. Class A shares of Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 2.25%. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for 10 years (at which point they automatically convert to Class A shares) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust and Natixis ETF Trust II (“Natixis ETF Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as

| 84

Notes to Financial Statements (continued)

September 30, 2020

the Rule 12b-1 fees applicable to Class A and Class C) and transfer agent fees are borne collectively for Class A, Class C and Class Y, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange

85 |

Notes to Financial Statements (continued)

September 30, 2020

or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Funds’ pricing policies and procedures.

As of September 30, 2020, securities held by the Funds were fair valued as follows:

Fund	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
Intermediate Duration Bond Fund	$7,685	Less than 0.1%
Limited Term Government and Agency Fund	2,501,798	0.2%

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual

| 86

Notes to Financial Statements (continued)

September 30, 2020

basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Futures Contracts.  The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of

87 |

Notes to Financial Statements (continued)

September 30, 2020

the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Daily fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as a receivable (payable) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

e.  When-Issued and Delayed Delivery Transactions.  The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

| 88

Notes to Financial Statements (continued)

September 30, 2020

There were no when-issued or delayed delivery securities held by the Funds as of September 30, 2020.

f.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2020 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

g.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as deferred Trustees’ fees, premium amortization, futures contract mark-to-market and paydown gains and losses.

89 |

Notes to Financial Statements (continued)

September 30, 2020

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, dividends payable, paydown gains and losses and futures contract mark-to-market. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2020 and 2019 were as follows:

	2020 Distributions Paid From:			2019 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Intermediate Duration Bond Fund	$6,686,899	$27,607	$6,714,506	$5,986,529	$—	$5,986,529
Limited Term Government and Agency Fund	13,057,788	—	13,057,788	16,591,331	—	16,591,331

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

| 90

Notes to Financial Statements (continued)

September 30, 2020

As of September 30, 2020, the components of distributable earnings on a tax basis were as follows:

	Credit Income Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
Undistributed ordinary income	$377	$7,557,084	$324,433
Undistributed long-term capital gains	—	1,063,542	—

Total undistributed earnings	377	8,620,626	324,433

Capital loss carryforward:
Long-term:
No expiration date	—	—	(30,539,386)

Total capital loss carryforward	—	—	(30,539,386)

Unrealized appreciation (depreciation)	(85,095)	7,979,707	15,966,347

Total accumulated earnings (losses)	$(84,718)	$16,600,333	$(14,248,606)

Capital loss carryforward utilized in the current year	$—	$—	$5,297,261

As of September 30, 2020, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Credit Income Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
Federal tax cost	$23,797,083	$311,215,480	$976,758,197

Gross tax appreciation	$17,618	$8,562,102	$19,094,186
Gross tax depreciation	(102,713)	(582,395)	(3,127,839)

Net tax appreciation (depreciation)	$(85,095)	$7,979,707	$15,966,347

h.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of

91 |

Notes to Financial Statements (continued)

September 30, 2020

default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2020, Intermediate Duration Bond Fund and Limited Term Government and Agency Fund had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

i.  Due from Brokers.  Transactions and positions in certain futures contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. The due from broker balance in the Statements of Assets and Liabilities for Intermediate Duration Bond Fund represents cash pledged as initial margin for futures contracts. In certain circumstances the Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

j.  Securities Lending.  Intermediate Duration Bond Fund and Limited Term Government and Agency Fund have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2020, neither Fund had loaned securities under this agreement.

k.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

| 92

Notes to Financial Statements (continued)

September 30, 2020

l.  New Accounting Pronouncement.  In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. An entity is permitted to early adopt any eliminated or modified disclosures upon issuance of the update and delay adoption of any new disclosures until the required effective date. Management has evaluated the impact of the adoption of ASU 2018-13 and has determined to early adopt the removal of (i) the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and (ii) the policy for timing of transfers between levels. Amended disclosures required and permitted for early adoption by ASU 2018-13 have been incorporated in the Funds’ annual financial statements as of September 30, 2020.

In March 2020, the FASB issued Accounting Standard Update 2020-04, Reference Rate Reform (Topic 848) (“ASU 2020-04”). In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of the London Interbank Offered Rate (“LIBOR”), which is expected to occur no later than December 31, 2021, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides temporary guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. ASU 2020-04 amendments offer optional expedients for contract modifications that would allow an entity to account for such modifications by prospectively adjusting the effective interest rate, instead of evaluating each contract, in accordance with existing accounting standards, as to whether reference rate modifications constitute the establishment of new contracts or the continuation of existing contracts. ASU 2020-04 amendments are currently effective and an entity may elect to apply its provisions as of any date from the beginning of an interim period that includes or is subsequent to March 12, 2020. No Fund contracts have yet been impacted by reference rate reform. Management expects to apply the optional expedients when appropriate.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

93 |

Notes to Financial Statements (continued)

September 30, 2020

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. The Funds’ adviser may use internally developed models to validate broker-dealer bid prices that are only available from a single broker or market maker. Such securities are considered and classified as fair valued. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2020, at value:

Credit Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$23,398,602	$—	$23,398,602
Preferred Stocks
Banking	126,622	—	—	126,622
Food & Beverage	—	186,764	—	186,764

Total Preferred Stocks	126,622	186,764	—	313,386

Total	$126,622	$23,585,366	$—	$23,711,988

(a)	Details of the major categories of the Fund's investments are reflected within the Portfolio of Investments.

| 94

Notes to Financial Statements (continued)

September 30, 2020

Intermediate Duration Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
ABS Home Equity	$—	$392,365	$3,643	(b)	$396,008
Collateralized Mortgage Obligations	—	6,558,443	4,042	(b)	6,562,485
All Other Bonds and Notes(a)	—	305,351,117	—		305,351,117

Total Bonds and Notes	—	312,301,925	7,685		312,309,610

Short-Term Investments	—	6,885,577	—		6,885,577

Total Investments	—	319,187,502	7,685		319,195,187

Futures Contracts (unrealized appreciation)	27,507	—	—		27,507

Total	$27,507	$319,187,502	$7,685		$319,222,694

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Futures Contracts (unrealized depreciation)	$(14,348)	$—	$—		$(14,348)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser.

Limited Term Government and Agency Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Collateralized Mortgage Obligations	$—	$182,589,845	$2,501,798	(b)	$185,091,643
All Other Bonds and Notes(a)	—	743,541,421	—		743,541,421

Total Bonds and Notes	—	926,131,266	2,501,798		928,633,064

Short-Term Investments	—	64,091,480	—		64,091,480

Total	$—	$990,222,746	$2,501,798		$992,724,544

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser.

95 |

Notes to Financial Statements (continued)

September 30, 2020

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2019 and/or September 30, 2020:

Intermediate Duration Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2019	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
ABS Car Loan	$660,000	$—	$—	$—	$—
ABS Home Equity	16,609	—	(53)	596	—
Collateralized Mortgage Obligations	—	—	(223)	352	—

Total	$676,609	$—	$(276)	$948	$—

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2020	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2020
Bonds and Notes
ABS Car Loan	$—	$—	$(660,000)	$—	$—
ABS Home Equity	(13,509)	—	—	3,643	—
Collateralized Mortgage Obligations	(19,582)	23,495	—	4,042	352

Total	$(33,091)	$23,495	$(660,000)	$7,685	$352

A debt security valued at $660,000 was transferred from Level 3 to Level 2 during the period ended September 30, 2020. At September 30, 2019, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security. At September 30, 2020 this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

| 96

Notes to Financial Statements (continued)

September 30, 2020

A debt security valued at $23,495 was transferred from Level 2 to Level 3 during the period ended September 30, 2020. At September 30, 2019, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2020 this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

Limited Term Government and Agency Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2019	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Collateralized Mortgage Obligations	$1,744,293	$—	$(220,975)	$233,933	$635,051

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2020	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2020
Bonds and Notes
Collateralized Mortgage Obligations	$(6,090,654)	$6,200,150	$—	$2,501,798	$211,625

Debt securities valued at $6,200,150 were transferred from Level 2 to Level 3 during the period ended September 30, 2020. At September 30, 2019, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2020 these securities were valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the securities.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Intermediate Duration Bond Fund used during the period include futures contracts.

97 |

Notes to Financial Statements (continued)

September 30, 2020

Intermediate Duration Bond Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. A Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage its duration in order to control interest rate risk without having to buy or sell portfolio securities. During the year ended September 30, 2020, Intermediate Duration Bond Fund used futures contracts to manage duration.

The following is a summary of derivative instruments for Intermediate Duration Bond Fund as of September 30, 2020, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on futures contracts
Exchange-traded asset derivatives
Interest rate contracts	$27,507

Liabilities	Unrealized depreciation on futures contracts
Exchange-traded liability derivatives
Interest rate contracts	$(14,348)

Transactions in derivative instruments for Intermediate Duration Bond Fund during the year ended September 30, 2020, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Futures contracts
Interest rate contracts	$897,346

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$127,503

As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

| 98

Notes to Financial Statements (continued)

September 30, 2020

The volume of futures contract activity, as a percentage of net assets, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2020:

Intermediate Duration Bond Fund	Futures
Average Notional Amount Outstanding	8.63%
Highest Notional Amount Outstanding	10.58%
Lowest Notional Amount Outstanding	7.91%
Notional Amount Outstanding as of September 30, 2020	7.91%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open futures is recorded in the Statements of Assets and Liabilities. The aggregate notional values of futures contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Intermediate Duration Bond Fund	$165,000	$165,000

99 |

Notes to Financial Statements (continued)

September 30, 2020

5.  Purchases and Sales of Securities.  For the year ended September 30, 2020, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Credit Income Fund	$861,014	$—	$22,936,069	$—
Intermediate Duration Bond Fund	126,439,297	115,589,112	262,167,673	208,106,677
Limited Term Government and Agency Fund	2,396,433,481	2,470,976,424	398,722,091	64,212,759

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis, which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $500 million	Over $500 million
Credit Income Fund	0.4200%	0.4200%
Intermediate Duration Bond Fund	0.2500%	0.2500%
Limited Term Government and Agency Fund	0.3250%	0.3000%

Prior to July 1, 2020, Limited Term Government and Agency Fund paid a management fee at the following annual rates, calculated daily and payable monthly, based on the Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $500 million	Next $1.5 billion	Over $2 billion
Limited Term Government and Agency Fund	0.3750%	0.3500%	0.3000%

| 100

Notes to Financial Statements (continued)

September 30, 2020

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2022, except for Intermediate Duration Bond Fund, which is in effect until January 31, 2021, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended September 30, 2020 the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Credit Income Fund	0.82%	1.57%	0.52%	0.57%
Intermediate Duration Bond Fund	0.65%	1.40%	0.35%	0.40%
Limited Term Government and Agency Fund	0.75%	1.50%	0.45%	0.50%

Prior to July 1, 2020, the expense limits as a percentage of average daily net assets under the expense limitation agreement for Limited Term Government and Agency Fund were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Limited Term Government and Agency Fund	0.80%	1.55%	0.50%	0.55%

Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

101 |

Notes to Financial Statements (continued)

September 30, 2020

For the year ended September 30, 2020, the management fees and waivers of management fees for each Fund were as follows:

	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
Credit Income Fund	$287	$287	$—	0.42%	—%
Intermediate Duration Bond Fund	666,934	173,820	493,114	0.25%	0.18%
Limited Term Government and Agency Fund	3,080,893	—	3,080,893	0.35%	0.35%

[1]	Waiver/expense reimbursements are subject to possible recovery until September 30, 2021.

In addition, Loomis Sayles reimbursed non-class specific expenses of Credit Income Fund in the amount of $18,431. Expense reimbursements are subject to possible recovery until September 30, 2021.

For the year ended September 30, 2020, expense reimbursements related to the prior fiscal year were recovered as follows:

Fund	Recovered Expenses
Limited Term Government and Agency Fund	$13,326

b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

| 102

Notes to Financial Statements (continued)

September 30, 2020

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

For the year ended September 30, 2020, the service and distribution fees for each Fund were as follows:

	Service Fees				Distribution Fees
Fund	Class A		Class C		Class C
Credit Income Fund	$—	[1]	$—	[1]	$—	[1]
Intermediate Duration Bond Fund	53,217		1,424		4,272
Limited Term Government and Agency Fund	770,258		54,884		164,651

[1]	Less than $1.

For the year ended September 30, 2020, Natixis Distribution refunded Limited Term Government and Agency Fund $1,420 of prior year Class A service fees paid to Natixis Distribution in excess of amounts subsequently paid to securities dealers or financial intermediaries. Service and distribution fees on the Statements of Operations have been reduced by these amounts.

c.  Administrative Fees.  Natixis Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trusts and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2020, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Credit Income Fund	$30
Intermediate Duration Bond Fund	117,918
Limited Term Government and Agency Fund	390,053

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide

103 |

Notes to Financial Statements (continued)

September 30, 2020

recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2020, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Intermediate Duration Bond Fund	$180,962
Limited Term Government and Agency Fund	450,370

As of September 30, 2020, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Intermediate Duration Bond Fund	$2,517
Limited Term Government and Agency Fund	12,954

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended September 30, 2020 were as follows:

Fund	Commissions
Limited Term Government and Agency Fund	$63,379

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees

| 104

Notes to Financial Statements (continued)

September 30, 2020

receives a retainer fee at the annual rate of $369,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $199,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee, the chairperson of the Audit Committee and the chairperson of the Governance Committee each receive an additional retainer fee at the annual rate of $20,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2020, the Chairperson of the Board received a retainer fee at the annual rate of $360,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $190,000, and the chairperson of the Governance Committee received an additional retainer fee at the annual rate of $15,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trusts.

105 |

Notes to Financial Statements (continued)

September 30, 2020

g.  Affiliated Ownership.  As of September 30, 2020, the percentage of each Fund’s net assets owned by affiliates is as follows:

Credit Income Fund	Percentage of Net Assets
Natixis and Affiliates	100%

Intermediate Duration Bond Fund	Percentage of Net Assets
Loomis Sayles Employees’ Profit Sharing Retirement Plan	0.84%

Limited Term Government and Agency Fund	Percentage of Net Assets
Loomis Sayles Employees’ Profit Sharing Retirement Plan	0.19%
Loomis Sayles Distribution	0.13%
Natixis Sustainable Future 2015 Fund	0.08%
Natixis Sustainable Future 2020 Fund	0.05%
Natixis Sustainable Future 2025 Fund	0.05%
Natixis Sustainable Future 2030 Fund	0.04%
Natixis Sustainable Future 2035 Fund	0.03%
Natixis Sustainable Future 2040 Fund	0.01%
Natixis Sustainable Future 2045 Fund	0.01%

Investment activities of affiliated shareholders could have material impacts on the Funds.

h.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to the Funds to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through January 31, 2021, except for Credit Income Fund, which is in effect until January 31, 2022, and is not subject to recovery under the expense limitation agreement described above.

For the year ended September 30, 2020, Natixis Advisors reimbursed the Funds for transfer agency expenses as follows:

Reimbursement of Transfer Agency Expenses
Fund	Class N
Credit Income Fund	$4
Intermediate Duration Bond Fund	1,310
Limited Term Government and Agency Fund	1,425

| 106

Notes to Financial Statements (continued)

September 30, 2020

i.  Payment by Affiliates.  For the year ended September 30, 2020, Loomis Sayles reimbursed Limited Term Government and Agency Fund $25,439 in connection with a trading error. This amount is included in realized gains in the Statement of Operations.

7.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C, and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended September 30, 2020, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
Credit Income Fund	$3	$3	$4	$2
Intermediate Duration Bond Fund	15,484	409	1,310	175,225
Limited Term Government and Agency Fund	261,787	18,560	1,425	457,219

8.  Line of Credit.  Intermediate Duration Bond Fund and Limited Term Government and Agency Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and certain other legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees and/or miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

For the year ended September 30, 2020, neither Fund had borrowings under this agreement.

9.  Risk.  Limited Term Government and Agency Fund’s investments in mortgage-related and asset-backed securities are subject to certain risks not associated with investments in other securities. Mortgage-related and asset-backed securities are subject to the risk that unexpected changes in interest rates will have a direct effect on expected maturity. A shortened maturity may result in the reinvestment of prepaid

107 |

Notes to Financial Statements (continued)

September 30, 2020

amounts in securities with lower yields than the original obligations. An extended maturity may result in a reduction of a security’s value.

Global markets have experienced periods of high volatility triggered by the ongoing public health emergency known as coronavirus (“Covid-19”). As the situation continues, the extent and duration of the impact that the Covid-19 outbreak may have on financial markets and the economy as a whole remains highly uncertain. If the effects of the Covid-19 outbreak on financial markets and the economy continue for an extended period of time, the Funds’ future financial and investment results may be adversely affected.

10.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2020, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

	Number of 5% Account Holders	Percentage of Ownership
Intermediate Duration Bond Fund	5	74.66%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Period Ended September 30, 2020(a)
Credit Income Fund	Shares	Amount
Class A
Issued from the sale of shares	100	$1,000

Net change	100	$1,000

Class C
Issued from the sale of shares	100	$1,000

Net change	100	$1,000

| 108

Notes to Financial Statements (continued)

September 30, 2020

	Period Ended September 30, 2020(a)
Credit Income Fund	Shares	Amount
Class N
Issued from the sale of shares	2,500,000	$25,000,000

Net change	2,500,000	$25,000,000

Class Y
Issued from the sale of shares	100	$1,000

Net change	100	$1,000

Increase from capital share transactions	2,500,300	$25,003,000

(a)	From commencement of operations on September 29, 2020 through September 30, 2020.

11.  Capital Shares (continued).

	Year Ended September 30, 2020		Year Ended September 30, 2019(a)
Intermediate Duration Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	324,729	$3,474,978	398,531	$4,099,679
Issued in connection with the reinvestment of distributions	46,350	490,629	47,051	480,510
Redeemed	(592,250)	(6,368,788)	(328,671)	(3,334,024)

Net change	(221,171)	$(2,403,181)	116,911	$1,246,165

Class C
Issued from the sale of shares	19,815	$211,443	43,629	$442,533
Issued in connection with the reinvestment of distributions	773	8,198	435	4,496
Redeemed	(4,252)	(45,689)	(3)	(26)

Net change	16,336	$173,952	44,061	$447,003

Class N
Issued from the sale of shares	8,686	$92,320	336,294	$3,517,593
Issued in connection with the reinvestment of distributions	8,959	94,763	1,393	14,658
Redeemed	(54,098)	(585,173)	—	—

Net change	(36,453)	$(398,090)	337,687	$3,532,251

Class Y
Issued from the sale of shares	12,426,531	$132,862,309	10,382,829	$104,956,223
Issued in connection with the reinvestment of distributions	557,209	5,914,095	500,421	5,110,711
Redeemed	(6,797,325)	(71,873,949)	(5,211,508)	(52,921,882)

Net change	6,186,415	$66,902,455	5,671,742	$57,145,052

Increase from capital share transactions	5,945,127	$64,275,136	6,170,401	$62,370,471

(a)	From commencement of operations on February 1, 2019 through September 30, 2019 for Class N shares.

109 |

Notes to Financial Statements (continued)

September 30, 2020

11.  Capital Shares (continued).

	Year Ended September 30, 2020		Year Ended September 30, 2019
Limited Term Government and Agency Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	8,119,093	$93,051,564	6,604,468	$73,758,793
Issued in connection with the reinvestment of distributions	294,326	3,364,566	468,020	5,253,188
Redeemed	(9,910,542)	(113,643,142)	(9,509,963)	(106,560,526)

Net change	(1,497,123)	$(17,227,012)	(2,437,475)	$(27,548,545)

Class C
Issued from the sale of shares	1,390,000	$15,896,924	1,272,362	$14,195,722
Issued in connection with the reinvestment of distributions	8,812	100,557	21,420	240,567
Redeemed	(1,649,132)	(18,865,977)	(1,445,466)	(16,189,983)

Net change	(250,320)	$(2,868,496)	(151,684)	$(1,753,694)

Class N
Issued from the sale of shares	719,991	$8,232,916	351,754	$3,935,676
Issued in connection with the reinvestment of distributions	12,962	148,889	10,232	115,280
Redeemed	(242,561)	(2,793,313)	(183,979)	(2,066,729)

Net change	490,392	$5,588,492	178,007	$1,984,227

Class Y
Issued from the sale of shares	54,197,489	$624,437,973	26,296,159	$295,778,178
Issued in connection with the reinvestment of distributions	574,408	6,596,941	623,009	7,019,684
Redeemed	(35,196,219)	(404,652,972)	(19,697,925)	(220,982,548)

Net change	19,575,678	$226,381,942	7,221,243	$81,815,314

Increase from capital share transactions	18,318,627	$211,874,926	4,810,091	$54,497,302

| 110

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Loomis Sayles Funds I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Intermediate Duration Bond Fund, Loomis Sayles Credit Income Fund and Loomis Sayles Limited Term Government and Agency Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles Intermediate Duration Bond Fund (one of the funds constituting Loomis Sayles Funds I), Loomis Sayles Credit Income Fund and Loomis Sayles Limited Term Government and Agency Fund (two of the funds constituting Loomis Sayles Funds II) (hereafter collectively referred to as the “Funds”) as of September 30, 2020, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of operation	Statements of changes in net assets
Loomis Sayles Intermediate Duration Bond Fund	For the year ended September 30, 2020	For the years ended September 30, 2020 and 2019
Loomis Sayles Credit Income Fund	For the period from September 29, 2020 (commencement of operations) to September 30, 2020	For the period from September 29, 2020 (commencement of operations) to September 30, 2020
Loomis Sayles Limited Term Government and Agency Fund	For the year ended September 30, 2020	For the years ended September 30, 2020 and 2019

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

111 |

Report of Independent Registered Public

Accounting Firm

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

November 20, 2020

We have served as the auditor of one or more investment companies in the Natixis Investment Company Complex since at least 1995. We have not determined the specific year we began serving as auditor.

| 112

2020 U.S. Tax Distribution Information to

Shareholders (Unaudited)

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Fund paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2020, unless subsequently determined to be different.

Fund	Amount
Intermediate Duration Bond Fund	$27,607

Qualified Dividend Income.  For the fiscal year ended September 30, 2020, the Fund below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2020, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Credit Income Fund

113 |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trusts and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	54 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Chairperson of Governance Committee and Audit Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	54 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

| 114

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired;	54 Director of Triumph Group (aerospace industry)	Significant experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of Contract Review Committee	Retired	54 Director of Abt Associates Inc. (research and consulting); Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

115 |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts	54 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member and Governance Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	54 Director, Sterling Bancorp (bank)	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	54 Director, FutureFuel.io (chemicals and biofuels)	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

| 116

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	54 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Retired	54 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

117 |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance); formerly, President of Urban Strategy America Fund (real estate fund manager)	54 Trustee, Eastern Bank (bank); formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)	Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Audit Committee and Governance Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	54 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

| 118

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer of Loomis Sayles Funds I since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	54 None	Significant experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)

Trustee since 2011

President and Chief Executive Officer of Loomis Sayles Funds II and Executive Vice President of Loomis Sayles Funds I since 2008; Chief Executive Officer of Loomis Sayles Funds II since 2015

		President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	54 None	Significant experience on the Board; experience as President and Chief Executive Officer of Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Mr. Drucker was appointed to serve an additional one year term as the Chairperson of the Board on June 12, 2019.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis ETF Trust and Natixis ETF Trust II (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

119 |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds I and Loomis Sayles Funds II	Since 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer Chief Compliance Officer and Anti-Money Laundering Officer	Since 2016 Since 2020	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

| 120

Annual Report

September 30, 2020

Loomis Sayles Growth Fund

Loomis Sayles Strategic Income Fund

IMPORTANT NOTICE TO SHAREHOLDERS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you wish to continue receiving paper copies of your shareholder reports after January 1, 2021, you can inform the Fund at any time by calling 1-800-225-5478. If you hold your account with a financial intermediary and you wish to continue receiving paper copies after January 1, 2021, you should call your financial intermediary directly. Paper copies are provided free of charge, and your election to receive reports in paper will apply to all funds held with the Natixis Funds complex. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You currently may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at www.icsdelivery.com/natixisfunds.

LOOMIS SAYLES GROWTH FUND

Manager	Symbols

Aziz V. Hamzaogullari, CFA®	Class A	LGRRX

Loomis, Sayles & Company, L.P.	Class C	LGRCX

	Class N	LGRNX

	Class Y	LSGRX

Investment Goal

The Fund seeks long-term growth of capital.

Market Conditions

The emergence of Covid-19 led to elevated volatility across global equity markets during the past 12 months. Equities posted gains in aggregate despite these headwinds, however returns were quite divergent beneath the surface.

After performing very well from October until mid-February, equity markets plunged once the coronavirus began to spread throughout the United States and Europe. Resulting uncertainty regarding the trajectory of economic growth and corporate earnings fueled largely indiscriminate selling across the global equity markets in early spring. The downturn abated in late summer as lockdown restrictions were lifted and consumer confidence began to rise. The Federal Reserve swiftly cut the fed funds rate to the zero lower bound and announced a variety of facilities to support fixed income market liquidity. Additionally, the US Congress passed a $2 trillion-plus stimulus bill to counter the effects of slower growth and unemployment. These actions fostered confidence that current and ongoing monetary and fiscal support would help the economy return to growth. Optimism regarding the approval of a Covid-19 vaccine touched off an impressive advance that lasted through late August.

The rally allowed most major equity indices to close the period in positive territory, but returns among sectors were highly disparate. Gains were primarily driven by strength in mega-cap US technology stocks, leading to a wide performance advantage for the growth style over value, and for large-cap over small-cap. In addition, US equities exceeded the returns of both the developed and emerging market indices. At a time of elevated uncertainty surrounding the economic outlook, investors appeared to gravitate toward companies seen as having the most reliable earnings and growth prospects.

Performance Results

For the 12 months ended September 30, 2020, Class Y shares of Loomis Sayles Growth Fund returned 33.15% at net asset value. The Fund underperformed its benchmark, the Russell 1000® Growth Index, which returned 37.53%.

Explanation of Fund Performance

We are an active manager with a long-term, private equity approach to investing. Through our proprietary bottom-up research framework, we look to invest in those few high-quality

1  |

businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value. Given the rare confluence of quality, growth, and valuation, we may study dozens of companies but may only invest in a select few businesses each year. We believe identifying those few businesses with these characteristics is an art, not a science. As a result of this rigorous approach, ours is a selective, high-conviction portfolio of typically 30-40 names.

The Fund’s positions in Coca-Cola, Danone, and Schlumberger detracted the most from performance. Stock selection in the information technology, consumer discretionary, energy, consumer staples and financials sectors, along with our allocations in the energy, healthcare, information technology (IT) and consumer discretionary sectors, detracted from relative performance.

The Coca-Cola Company is the world’s leading owner and marketer of non-alcoholic beverage brands and employs an unrivaled global beverage distribution network. Coke has been sold in the US since 1886, and today the company sells its products in more than 200 countries and generates 75% of revenue from products that are top ranked in their category in the countries in which they are sold. A Fund holding since 2010, we believe Coca-Cola’s strong and sustainable competitive advantages include its iconic global brands, difficult-to-replicate global infrastructure and beverage distribution network, and unmatched scale. With emerging markets accounting for over 60% of the company’s sales by volume, we believed Coca-Cola was well positioned to benefit from long-term secular growth in emerging market spending on non-alcoholic ready-to-drink beverages, driven by both urbanization and growth in disposable income. We believed the sustainability of the company’s cash flow growth drivers and the positive impact of the refranchising of its owned bottling operations had been underappreciated by the market. In late January, the company reported strong financial results which surpassed management’s full-year guidance that had already been raised during the year, and the company recorded its 10th consecutive quarter of mid-single-digit organic revenue growth. We believe these results demonstrated the company’s renewed focus on innovation and brand building following the nearly completed refranchising of its bottling operations, as well as the strength of the company’s brands, marketing, scale, and distribution in the markets it serves. The refranchising culminated a decade-long effort to restructure the company’s largest bottling partners to meet best-in-class operational standards and position them for sustainable long-term growth under the management of capable franchisees. That effort was largely completed in 2017 and has been reflected in the company’s improved execution and returns. While management expected its strong organic growth to continue, the current level of growth exceeded our long-term forecasts for the company. We exited our position in March to reallocate capital to more attractive reward-to-risk opportunities, including our new positions in Illumina, Salesforce.com, and Workday. Due to the timing of the sale in the March downturn, the company is among the biggest detractors for the period. However, over the Fund’s almost 10-year holding period, the company was a top-25 contributor to overall strategy performance.

Danone is a multinational packaged goods company, and one of the few to have truly transformed its offering to primarily health and nutrition products. The company is a

| 2

LOOMIS SAYLES GROWTH FUND

global or regional leader in its three primary product segments: essential dairy & plant-based, which accounts for approximately 55% of sales; specialized nutrition, approximately 30% of sales; and waters, approximately 15% of sales. Its products are available in over 120 countries. With a difficult-to-replicate global manufacturing and distribution system, especially in emerging markets where it generates almost 50% of its revenues, we believed Danone was positioned to benefit from the secular shift to healthy and nutritious food around the world and increasing urbanization in developing markets. We have owned Danone in the Fund since 2010, and the company was a modest positive contributor to absolute returns over our holding period. In the company’s largest market, European fresh dairy, where Danone is the clear leader in yogurt, the company has undergone a multi-year recovery to stabilize its business after losing the ability to use scientific health claims in the marketing of certain products. While the company successfully returned to organic growth in that market, recently posting three consecutive quarters of positive sales growth, in both our initial analysis and through the recovery period we underappreciated the erosion of brand equity and pricing power that the company would experience in this segment. As a result, both the European fresh dairy market and Danone’s relative market share underperformed our original expectations. With consistent review of the fundamentals of the business and our investment thesis, it became clear that our original base case investment thesis, as well as our updated investment thesis for a stronger recovery of business fundamentals following the company’s acquisition of WhiteWave, was becoming a less likely outcome, which led us to count this holding among our mistakes. We first began to trim the position in December 2019 and further reduced the position in the first quarter of 2020 when the company was a relative outperformer during the downturn. We sold our remaining stake of approximately 40 basis points in early April to reallocate capital to more attractive reward-to-risk opportunities, which included our recent purchases of Boeing, Illumina, Intuitive Surgical, Salesforce.com and Workday.

Schlumberger is the world’s leading supplier of technology, equipment, integrated project management, and information solutions to the oil and gas exploration and production (E&P) industry. Only a few companies can compete with the scope of Schlumberger’s integrated suite of products and services, and even fewer can compete with its technology and execution capability. A Fund holding since 2010, Schlumberger reported financial results that were generally in line with to slightly better than consensus expectations, but deteriorated due to the oil price environment. Following record oil price declines in the first quarter due to Covid-19-related demand weakness in China and a price war between OPEC and Russia, demand and prices fell further in the second quarter as a result of the global lockdown, leading to a record 30% decline in demand during April and May and futures prices that turned negative on fears of inadequate storage. In the short term, oilfield services company revenues are tied directly to the capital spending of E&P companies, which is tied to expectations for energy prices and hence projected revenues. As a result, global service activity in 2020 is now expected to decline by over 20% year over year. Given the ongoing uncertainty and lack of visibility into near-term results, Schlumberger has taken steps to increase liquidity, including cutting its dividend, raising cash by issuing debt, reducing executive pay, furloughing employees, closing facilities, and cutting headcount. While we expect near-term results to remain under pressure until market supply and

3 |

demand normalizes, the company continues to generate positive free cash flow, and we believe Schlumberger’s products remain a necessary part of the solution for profitably extracting energy resources, even in times of substantial commodity price compression. As a result, its business is typically less cyclical than the broader industry. For instance, over a two-year period which began in 2014 and saw industry spending fall by over 50%, Schlumberger gained share and maintained leading margins, while several competitors posted losses or very thin margins. Schlumberger was one of the few companies to generate positive free cash flow during the downturn, and continued to invest to strengthen its ability to offer integrated solutions to clients. Secular growth in the long-term global demand for oil, arising primarily from the need to replace naturally depleting reserves, is driving the need to extract hydrocarbons from harsher environments that are increasingly difficult to reach or extract from. Because oilfield services companies are key to making difficult-to-reach resources more accessible, we believe that services like those Schlumberger provides will become an increasingly larger portion of the overall cost of extracting energy resources and that Schlumberger will disproportionately benefit from this shift. We believe that Schlumberger will continue to execute well and that the company is positioned to weather the current environment and capitalize on growth in oilfield services as market supply and demand normalizes. The company’s growing leadership in digital solutions should also create further differentiation versus peers. We believe shares of Schlumberger are selling at a significant discount to our estimate of intrinsic value, and offer a compelling reward-to-risk opportunity.

The Fund’s positions in Amazon, Nvidia, and Alibaba contributed the most to performance. Stock selection in the industrials and healthcare sectors, along with our allocations in the industrials and consumer discretionary sectors, contributed positively to relative performance.

Online retailer Amazon offers millions of products – sold by Amazon or by third parties — with the value proposition to consumers of selection, price, and convenience. Amazon’s enterprise IT business, Amazon Web Services (AWS), offers a suite of secure, on-demand cloud-computing services, with a value proposition to clients of speed, agility, and savings. In both of its core markets, we believe Amazon possesses strong and sustainable competitive advantages that would be difficult for competitors to replicate. A long-term Fund holding, Amazon reported strong fundamentals, as shown by continued market share gains. With gross merchandise volume (GMV) growing, by our estimates, above growth in the teens for US e-commerce and low single-digit growth in global retail sales, the company continued to take market share. AWS also posted strong revenue growth that was many multiples higher than our estimate of single-digit growth in overall enterprise IT spending. Revenue growth during the year exceeded consensus expectations and accelerated following the company’s 2019 rollout of one-day Prime shipping, and again following the outbreak of Covid-19 on a surge in demand for categories such as consumer staples and health and personal care that later broadened to include hardline and softline categories. In order to manage the increase in demand while protecting the safety of employees and customers, Amazon incurred almost $5 billion of Covid-19-related costs, while also investing rapidly in new fulfillment capacity. Reiterating Amazon’s long-standing practice

| 4

LOOMIS SAYLES GROWTH FUND

of investing aggressively to better position the company for the long term, CEO Jeff Bezos recently stated that he believes the measures taken to get essential products to customers while continuing to ensure the safety and well-being of its hundreds of thousands of employees represents the best long-term investment the company could make. We believe Amazon is one of the best-positioned companies in e-commerce and enterprise IT — each addressing large, underpenetrated markets. The secular shift in consumer preference from traditional brick-and-mortar retail to online retail and e-commerce spending is the primary growth driver for Amazon, but both markets benefit from secular growth that is still in its early stages. We believe the current share price shows a lack of appreciation for Amazon’s significant long-term growth opportunities and the sustainability of its business model. As a result, we believe the company is selling at a significant discount to our estimate of intrinsic value and offers a compelling reward-to-risk opportunity.

Nvidia Corporation is the world leader in visual computing, which enables computers to produce and utilize highly realistic 3D graphic imagery and models. Nvidia created the first graphics processing unit (GPU), a dedicated semiconductor that performs graphics rendering that is superior to a computer’s standard central processing unit (CPU). The parallel processing capability of Nvidia’s GPUs can also accelerate computing functions performed by standard CPUs by greater than ten times. As a result, GPU technology has broad application in computing fields unrelated to graphics. Nvidia is the market leader in GPUs where it forms a duopoly with competitor Advanced Micro Devices. We believe the company’s competitive advantages include its intellectual property and expertise, brands, and a large and growing ecosystem of developers, device manufacturers, and applications based on GPU technology. The company is focused on building out its GPU-computing-based ecosystem and is enabling breakthroughs in new fields such as AI, autonomous driving, and virtual reality, while continuing to lead its legacy gaming market. A Fund holding since the first quarter of 2019, Nvidia reported better-than-expected financial results, driven by recovery in its gaming business and rising demand in its data center business. The gaming industry has recovered strongly and inventories have returned to more normal levels following a period of industry weakness as gaming card inventory had become temporarily inflated due to declining demand from cryptocurrency miners. The company is also benefiting from the rollout over the past few quarters of Turing, its newest GPU architecture, which is becoming the industry norm for the latest blockbuster titles. Data center revenue also rebounded after a period of softness with quarterly data center revenue exceeding $1 billion for the first time in each of the past two quarters. Nvidia reported that it continues to see strong traction for its T4 Turing-based chip that allows it to compete more effectively in the inferencing market that is currently dominated by Intel. The company also launched its latest architecture, Ampere, which for the first time enables clients to address both training and inferencing through a single architecture, with performance that surpasses that of their already leading T4 inferencing and V100 training products. As a result, Nvidia’s clients will have unprecedented flexibility in that they will no longer be constrained by their initial choice of architecture as they build out their data centers. Over our investment horizon, we believe Nvidia can sustain high-teens revenue growth. As the business shifts increasingly towards its more profitable data center business and pricing in the gaming business continues to rise, we believe operating profits will grow

5 |

faster than revenues. With low capital intensity and high cash flow returns on invested capital, we believe the company can generate strong double-digit growth in free cash flow. We believe Nvidia’s strong free cash flow growth prospects are not currently reflected in its share price. As a result, we believe the company’s shares trade at a significant discount to our estimate of intrinsic value and offer a compelling long-term reward-to-risk opportunity.

A Fund holding since its initial public offering in the third quarter of 2014, China e-commerce and consumer-engagement platform provider Alibaba reported fundamentally strong results during the period that were above consensus expectations and reflected continued market share gains. Revenue growth in the mid-30% range was well above our estimates for China consumer spending, China e-commerce sales, and China IT spending, indicating the company continues to grow its leading market share. Operating margins were roughly flat year over year, despite management’s significant ongoing reinvestment in the business. Areas of focus for strategic reinvestment include improving user experience, local services through recently acquired delivery company Ele.me, “new retail,” logistics, globalization, cloud services, digital media, and greater operating efficiency. Alibaba’s strong free cash flow generation and balance sheet strength enable it to reinvest substantially, and we believe these investments are consistent with the company’s long-term strategy to strengthen and extend its competitive positioning across commerce, advertising, and cloud computing, while expanding its addressable market both internationally and through its “new retail” initiative. Further, while many of these strategic initiatives are currently loss generating, we believe they will become profitable over time and contribute to greater earnings and free cash flow growth. With GMV (gross merchandise volume) that exceeded $1 trillion across the Alibaba digital economy, which includes its commerce, local services, and digital media and entertainment offerings, and 726 million active annual consumers on its China commerce retail sites in its latest fiscal year, Alibaba is the world’s largest retail platform. The long-term structural expansion of internet users and online shopping are drivers of secular growth for Alibaba in China, where because of a lack of traditional retail infrastructure e-commerce is expanding consumption rather than simply replacing offline spending. Alibaba continues to execute well on its business model, allowing it to expand its already dominant market position and to invest to strengthen its competitive advantages. We believe the current market price embeds expectations for key revenue and cash flow growth drivers that are well below our long-term assumptions. As a result, we believe the company’s shares trade at a significant discount to our estimate of intrinsic value and offer a compelling long-term reward-to-risk opportunity.

All aspects of our quality-growth-valuation investment thesis must be present simultaneously for us to make an investment. Often our research is completed well in advance of the opportunity to invest. We are patient investors and maintain coverage of high-quality businesses in order to take advantage of meaningful price dislocations if and when they occur. During the period we initiated new positions in Boeing, Disney, Illumina, Intuitive Surgical, Salesforce.com, and Workday. We added to our existing holdings in Deere, Novartis, Roche, and Schlumberger. We trimmed our existing positions

| 6

LOOMIS SAYLES GROWTH FUND

in Novo Nordisk, Qualcomm, Regeneron Pharmaceuticals, Varian Medical Systems, and Yum China. We also trimmed our position in Amazon as it approached our maximum allowable position size. We sold our positions in Alcon, American Express, Amgen, Coca-Cola, Danone, Merck, and Procter & Gamble. We sold Alcon, Amgen, Coca-Cola, and Procter & Gamble on the basis of risk-reward to fund more attractive reward-to-risk opportunities. We sold American Express and Merck as they approached our estimate of intrinsic value. We sold Danone due to a mistaken investment thesis.

Outlook

Our investment process is characterized by bottom-up, fundamental research and a long-term investment time horizon. The nature of the process leads to a lower-turnover portfolio in which sector positioning is the result of stock selection. The Fund ended the year with overweight positions in the industrials, communication services, consumer discretionary, financials, health care, energy, and consumer staples sectors and an underweight position in the information technology sector. We did not own positions in the real estate or materials sectors.

Hypothetical Growth of $100,000 Investment in Class Y Shares3

September 30, 2010 through September 30, 2020

See notes to chart on page 9

7 |

Top Ten Holdings as of September 30, 2020

Security Name		% of Assets
1	Amazon.com, Inc.	7.43%
2	Alibaba Group Holding Ltd., Sponsored ADR	6.60
3	Facebook, Inc., Class A	6.12
4	Visa, Inc., Class A	5.92
5	NVIDIA Corp.	5.57
6	salesforce.com, Inc.	4.91
7	Microsoft Corp.	4.43
8	Autodesk, Inc.	4.40
9	Oracle Corp.	3.95
10	Deere & Co.	3.59

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

| 8

LOOMIS SAYLES GROWTH FUND

Average Annual Total Returns — September 30, 20203

					Expense Ratios[4]
	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y (Inception 5/16/91)
NAV	33.15%	19.15%	16.89%	—%	0.66%	0.66%

Class A (Inception 12/31/96)
NAV	32.80	18.87	16.60	—	0.91	0.91
With 5.75% Maximum Sales Charge	25.14	17.47	15.92	—

Class C (Inception 9/12/03)
NAV	31.76	17.97	15.75	—	1.66	1.66
With CDSC[1]	30.76	17.97	15.75	—

Class N (Inception 2/1/13)
NAV	33.26	19.27	—	17.21	0.56	0.56

Comparative Performance
Russell 1000® Growth Index[2]	37.53	20.10	17.25	17.81

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Growth Index companies with higher price-to-book ratios and higher forecasted growth values.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

9 |

LOOMIS SAYLES STRATEGIC INCOME FUND

Managers	Symbols

Matthew J. Eagan, CFA®	Class A	NEFZX

Daniel J. Fuss, CFA®, CIC	Class C	NECZX

Brian P. Kennedy	Class N	NEZNX

Elaine M. Stokes	Class Y	NEZYX

Loomis, Sayles & Company, L.P.	Admin Class	NEZAX

Investment Goal

The Fund seeks high current income with a secondary objective of capital growth.

Market Conditions

The financial markets experienced significant volatility in the past year, as investors grappled with the uncertainty surrounding Covid-19. The bulk of the market disruptions occurred in February and March, when world governments first aimed to contain the virus by locking down broad swaths of their economies. Higher-risk assets were hit hard in the ensuing selloff, while demand for lower-risk investments surged. The US Federal Reserve (Fed) sought to counter the extraordinary developments by cutting the fed funds rate to zero and reinstituting quantitative easing through the purchases of Treasuries and mortgage-backed securities. It revived lending facilities last used in 2008, such as the TALF (Term Asset-Backed Securities Loan Facility), which is a funding backdrop for the asset-backed securities market. It even established facilities never used before, such as the Corporate Credit Facilities which allowed the Fed to purchase corporate bond assets for the first time in its history. In conjunction with a $2.2 trillion stimulus package passed by the US Congress, the Fed’s response fueled an impressive recovery in higher-risk assets from late March onward.

The uncertain environment worked to the benefit of US Treasuries due to their status as a relative “safe haven.” Longer duration bonds delivered particularly robust gains. The yield on the 10-year note fell to an all-time low in March and remained close to that level thereafter on expectations that the Fed would pursue its low-rate policy indefinitely. (Prices and yields move in opposite directions.)

Investment grade corporates were notable beneficiaries of rising risk appetite and investors’ demand for high-quality alternatives to low-yielding government debt. Despite their downturn in the February-March selloff, corporates outperformed the broader fixed income market for the full 12-month period.

High yield corporate bonds also delivered positive returns. The category was supported by hopes for an economic recovery, reduced investor risk aversion and accommodative fiscal and monetary policy. However, high yield issues trailed investment grade securities. Lower-quality debt was generally harder hit in the downturn due to lower market liquidity and the effect of falling oil prices, which weighed on the asset class’s return for the full period.

| 10

LOOMIS SAYLES STRATEGIC INCOME FUND

Securitized assets — including mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities — lagged Treasuries and investment grade corporates, but they nonetheless posted a solid total return thanks to their rally in the second half of the period.

Emerging market bonds also gained ground despite the slowdown in global growth. The asset class was boosted by the combination of investors’ thirst for yield and the pronounced weakness in the US dollar from April through August.

Performance Results

For the 12 months ended September 30, 2020, Class Y shares of the Loomis Sayles Strategic Income Fund returned -1.14% at net asset value. The Fund underperformed its primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 6.98%.

Explanation of Fund Performance

The past year has been defined by the widespread impact of the Covid-19 global pandemic. After an extremely turbulent first quarter of 2020, markets snapped back amidst unprecedented central bank actions, lifting of lockdowns and promising news of a potential vaccine. The majority of the Fund’s underperformance was generated in the first quarter of the year. Performance has since improved as markets rebounded, though not enough to offset the earlier experienced losses. Security selection was the primary source of underperformance. Additionally, the Fund’s shorter-than-benchmark positioning with respect to duration (and corresponding interest rate sensitivity) weighed on return as interest rates declined during the period. Exposure to high yield corporate credit had the largest negative impact on relative performance, driven by holdings in the energy sector. An allocation to equities, particularly communications issues, detracted from returns. An allocation to non-US-dollar-denominated issues weighed on return, with holdings in the Mexican peso, Canadian dollar and Brazilian real as the main detractors. Additionally, an underweight to US Treasuries and holdings in defensive, reserve-like positions constrained performance.

The Fund’s longer-than-benchmark duration positioning within securitized assets aided relative performance during the year.

Outlook

At this time of writing, which is the end of September 2020, economic and financial market conditions have continued to show encouraging signs of improvement, though the outlook remains uncertain. The Federal Reserve has provided forward guidance that helps ensure monetary policy can remain accommodative for the foreseeable future, which appears to be boosting business and consumer confidence and keeping investor risk appetite strong going into the final quarter of the year. We also believe it is still possible for a limited agreement to be reached that extends the fiscal stimulus package and provides further support to the economy, though ongoing debate by lawmakers on the size and scale of the package has been causing increased anxiety among investors as we get closer to the US election. We continue to assess the immediate and longer-term impacts of the pandemic on the economy, but currently expect a slow and uneven pace of recovery.

11 |

The global economy has been showing signs of improvement, with stronger levels of manufacturing and services purchasing manager data in the third quarter of 2020. This trend could continue should our forecasts be accurate for profit growth, gains in employment and a better managed second wave of the virus. We do believe that the economy can normalize with a successful distribution of a vaccine early next year, though a full recovery in GDP growth is not expected in the near term.

We increased our credit exposure during the dislocation in the credit markets earlier this year. We have maintained our allocation to credit with the view that we have entered the credit repair phase of the credit cycle, exiting from the downturn/recessionary phase. This phase of the cycle is typically characterized by balance sheet improvement, better liquidity conditions and tightening spread levels. We believe this phase could potentially provide attractive returns for fixed income investors.

Valuations in the corporate bond sectors have been less compelling following the strong credit rally that has unfolded since the end of March. However, we believe the low global interest rate environment will likely continue to drive the search for yield and help provide a positive technical backdrop for both investment grade and high yield corporate debt. Also, we have been active and selective in new issues throughout the year, and will continue to look for opportunities in the primary market. The effects of the pandemic have created a need for many companies, across industries, to access capital for liquidity purposes and to potentially refinance debt, a credit positive. New issues generally come at a premium (higher yield than the existing debt of the issuer) to attract investors. Harvesting this new issue “premium” can potentially be an attractive and persistent source of excess return. Recently, there have been modest signs of slowing issuance, given market concerns and some risk aversion. New issuance can provide added liquidity and the ability to extend maturities. However, it can also increase the overall debt level of an issuer. While economic conditions have been improving, the recovery has been uneven and varies by sector. We are still monitoring the potential for fallen angels with expectations for more to possibly occur in specific areas, including consumer cyclical, lodging & leisure, retailers and restaurants. We think default rate risk and fallen angel activity will likely be more moderate than what was experienced in the spring of this year, and there is opportunity to add value in the credit sectors with good security selection.

As we approach the end of 2020, we believe our portfolios are well-positioned to generate excess return potential. We have remained focused on areas where investors are mispricing risk while following our disciplined, value-oriented approach to portfolio construction, a process rooted in fundamental credit analysis and a long-term view of the market.

During periods in which the US dollar appreciates relative to foreign currencies, Funds that hold non-US-dollar-denominated bonds may realize currency losses in connection with the maturity or sale of certain bonds. These realized losses will impact some or all of a Fund’s ordinary income distributions (to the extent that losses are not offset by realized currency gains within the Fund’s fiscal year). A recognized currency loss, in accordance with federal tax rules, decreases the amount of ordinary income a Fund has available to distribute, even though these bonds continue to generate coupon income.

| 12

LOOMIS SAYLES STRATEGIC INCOME FUND

Fund officers have analyzed the Fund’s current portfolio of investments, realized currency gains and losses, schedule of maturities, and the corresponding amounts of unrealized currency losses that may become realized during the current fiscal year. This analysis is performed regularly to determine how realized currency losses may impact periodic ordinary income distributions for the Fund. Based on the most recent quarterly analysis (as of September 30, 2020), Fund officers believe that realized currency losses will have an impact on some of the distributions in the 2021 fiscal year. This analysis is based on certain assumptions including, but not limited to, the level of foreign currency exchange rates, security prices, interest rates, the Fund advisers’ ability to manage realized currency losses, and the net asset level of the Fund. Changes to these assumptions could materially impact the analysis and the amounts of future fund distributions. Fund officers will continue to monitor these amounts on a regular basis and take the necessary actions required to manage the Fund’s distributions to address realized currency losses while seeking to avoid a return of capital distribution.

Hypothetical Growth of $100,000 Investment in Class Y Shares4

September 30, 2010 through September 30, 2020

13 |

Average Annual Total Returns — September 30, 20204

					Expense Ratios[5]
	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y (Inception 12/1/99)
NAV	-1.14%	3.93%	4.78%	—%	0.71%	0.71%

Class A (Inception 5/1/95)
NAV	-1.39	3.68	4.52	—	0.96	0.96
With 4.25% Maximum Sales Charge	-5.56	2.78	4.06	—

Class C (Inception 5/1/95)
NAV	-2.18	2.89	3.73	—	1.71	1.71
With CDSC[1]	-3.14	2.89	3.73	—

Class N (Inception 2/1/13)
NAV	-1.06	4.03	—	3.47	0.63	0.63

Admin Class (Inception 2/1/10)
NAV	-1.64	3.42	4.26	—	1.20	1.20

Comparative Performance
Bloomberg Barclays U.S. Aggregate Bond Index[2]	6.98	4.18	3.64	3.46
Bloomberg Barclays U.S. Universal Bond Index[3]	6.68	4.49	3.92	3.65

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Class C share performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

3

The Bloomberg Barclays U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Bond Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

| 14

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from the Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Natixis Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at www.sec.gov.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA

Institute.

15  |

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and ongoing costs, including management fees, distribution fees (12b-1 fees) and/or service fees, and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectuses. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2020 through September 30, 2020. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

|  16

LOOMIS SAYLES GROWTH FUND	BEGINNING ACCOUNT VALUE 4/1/2020	ENDING ACCOUNT VALUE 9/30/2020	EXPENSES PAID DURING PERIOD* 4/1/2020 – 9/30/2020
Class A
Actual	$1,000.00	$1,368.60	$5.33
Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.55
Class C
Actual	$1,000.00	$1,363.00	$9.75
Hypothetical (5% return before expenses)	$1,000.00	$1,016.75	$8.32
Class N
Actual	$1,000.00	$1,370.70	$3.32
Hypothetical (5% return before expenses)	$1,000.00	$1,022.20	$2.83
Class Y
Actual	$1,000.00	$1,369.80	$3.85
Hypothetical (5% return before expenses)	$1,000.00	$1,021.75	$3.29

*

Expenses are equal to the Fund’s annualized expense ratio: 0.90%, 1.65%, 0.56% and 0.65% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

17  |

LOOMIS SAYLES STRATEGIC INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/2020	ENDING ACCOUNT VALUE 9/30/2020	EXPENSES PAID DURING PERIOD* 4/1/2020 – 9/30/2020
Class A
Actual	$1,000.00	$1,095.00	$5.13
Hypothetical (5% return before expenses)	$1,000.00	$1,020.10	$4.95
Class C
Actual	$1,000.00	$1,090.90	$9.04
Hypothetical (5% return before expenses)	$1,000.00	$1,016.35	$8.72
Class N
Actual	$1,000.00	$1,097.80	$3.36
Hypothetical (5% return before expenses)	$1,000.00	$1,021.80	$3.23
Class Y
Actual	$1,000.00	$1,096.50	$3.83
Hypothetical (5% return before expenses)	$1,000.00	$1,021.35	$3.69
Admin Class
Actual	$1,000.00	$1,093.90	$6.44
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.21

*

Expenses are equal to the Fund’s annualized expense ratio: 0.98%, 1.73%, 0.64%, 0.73% and 1.23% for Class A, C, N, Y and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

|  18

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ advisory fees to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (ii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iii) the allocation of the Funds’ brokerage, if any, including, to the extent applicable, the use of “soft” commission dollars to pay for research and other similar services, (iv) the Adviser’s policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting and valuation, (v) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (vi) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and expense differentials against each Fund’s peer group/category of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other

19 |

representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent Board or Committee presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings. These updates have increased in frequency during the Covid-19 crisis.

The Board most recently approved the continuation of the Agreements for a one year period at its meeting held in June 2020. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by Natixis Advisors, L.P. (“Natixis Advisors”). They also considered the administrative and shareholder services provided by Natixis Advisors and its affiliates to the Funds. They also took into consideration increases in the services provided resulting from new regulatory requirements.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that measured the performance of the Funds on a risk adjusted basis.

The Board noted that, through December 31, 2019, each Fund’s one-, three- and five-year performance stated as percentile rankings within categories selected by the independent

| 20

third-party data provider was as follows (where the best performance would be in the first percentile of its category):

	One-Year	Three-Year	Five-Year
Loomis Sayles Growth Fund	60%	43%	16%
Loomis Sayles Strategic Income Fund	46%	56%	92%

In the case of each Fund that had performance that lagged that of a relevant category median as determined by the independent third party for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s more recent performance had shown improvement relative to its category; (3) that the Fund’s long-term performance was strong; and (4) that the Fund’s shorter-term performance has been competitive relative to its category. The Board also considered information about the Funds’ more recent performance, including how that performance had been impacted by the Covid-19 crisis.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory and administrative services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets, the greater regulatory costs associated with the management of such assets, and the entrepreneurial, regulatory and other risks associated with sponsoring and managing mutual funds. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Adviser to offer competitive compensation and the potential need to expend additional resources to the extent the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of

21 |

advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that both of the Funds have expense caps in place, and they considered the material terms under their expense cap agreement. The Trustees also considered that the current expenses for each Fund were below their caps. The Trustees further noted that management had proposed to reduce the expense cap of Loomis Sayles Strategic Income Fund.

The Trustees noted that Loomis Sayles Strategic Income Fund had an advisory fee rate that was above the median of a peer group of funds. In this regard, the Trustees considered the factors that management believed justified such relatively higher advisory fee rate, including (1) that the advisory fee rate was only one basis point above the peer group median and (2) that management had proposed to reduce the expense cap of the Fund.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about how expenses are determined and allocated for purposes of profitability calculations. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Funds, the expense levels of the Funds, whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds and the overall profit margin of Natixis Investment Managers compared to that of certain other investment managers for which such data was available.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense caps. The Trustees also considered management’s explanation of the factors that are taken into account with respect to the implementation of breakpoints in investment advisory fees or expense caps. With respect to economies of scale, the Trustees noted that Loomis Sayles Strategic Income Fund had breakpoints in its advisory fee and that each of the Funds was subject to an expense cap. The Trustees considered management’s proposal to reduce the expense cap for Loomis Sayles Strategic Income Fund. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and on a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above. The Trustees also considered that the Funds have benefitted from the substantial reinvestment the Adviser has made into its business.

| 22

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events, including but not limited to the Covid-19 crisis, on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2021.

23 |

LIQUIDITY RISK MANAGEMENT PROGRAM

Annual Report for the Period Commencing on December 1, 2018 and ending December 31, 2019 (including updates through September 30, 2020)

Effective December 1, 2018, the Funds adopted a liquidity risk management program (the “Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Rule”). The Rule requires registered open-end funds, including mutual funds and exchange-traded funds to establish liquidity risk management programs in order to effectively manage fund liquidity and mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the Funds to assess, manage and review their liquidity risk considering applicable factors during normal and foreseeable stressed conditions. In fulfilling this requirement, each Fund assesses and reviews (where applicable and amongst other matters) its investment strategy, portfolio holdings, possible investment concentrations, use of derivatives, short-term and long-term cash flow projections, use of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Each Program has established a Program Administrator which is the adviser of the Fund.

In accordance with the Program, each of the Funds’ portfolio investments is classified into one of four liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

Each Fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. If a Fund does not hold a majority of highly liquid investments in its portfolio, then the Fund is required to establish a highly liquid investment minimum (“HLIM”). Loomis Sayles Strategic Income Fund has established an HLIM.

During the period from December 1, 2018 to December 31, 2019, there were no material changes to the Program and no material events that impacted the operation of the Funds’ Programs. During the period, the Funds held sufficient liquid assets to meet redemptions on a timely basis and did not have any HLIM or illiquid security violations during the period.

During the period January 1, 2020 through September 30, 2020, the Funds held sufficient liquid assets to meet redemptions on a timely basis and did not have any HLIM or illiquid security violations.

Annual Program Assessment and Conclusion

In the opinion of the Program Administrator the Program of each Fund approved by the Funds’ Board has been implemented effectively. The Program Administrator has also monitored, assessed and managed each Fund’s liquidity risk regularly and has determined that the Program is operating effectively.

Pursuant to the Rule’s requirements, the Board has received and reviewed a written report prepared by each Fund’s Program Administrator that addressed the operation of the Program, assessed its adequacy and effectiveness and described any material changes made to the Program.

| 24

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Growth Fund

Shares	Description	Value (†)
Common Stocks — 99.0% of Net Assets
	Aerospace & Defense — 2.8%
1,978,347	Boeing Co. (The)	$326,941,625

	Air Freight & Logistics — 2.5%
3,158,810	Expeditors International of Washington, Inc.	285,935,481

	Beverages — 3.5%
4,991,241	Monster Beverage Corp.(a)	400,297,528

	Biotechnology — 3.3%
682,110	Regeneron Pharmaceuticals, Inc.(a)	381,831,536

	Capital Markets — 3.1%
579,765	FactSet Research Systems, Inc.	194,151,703
3,269,058	SEI Investments Co.	165,806,622

		359,958,325

	Communications Equipment — 1.7%
4,811,722	Cisco Systems, Inc.	189,533,730

	Energy Equipment & Services — 0.6%
4,096,310	Schlumberger NV	63,738,584

	Entertainment — 1.9%
1,741,943	Walt Disney Co. (The)	216,140,287

	Health Care Equipment & Supplies — 2.1%
211,782	Intuitive Surgical, Inc.(a)	150,267,800
545,102	Varian Medical Systems, Inc.(a)	93,757,544

		244,025,344

	Health Care Technology — 1.8%
2,845,241	Cerner Corp.	205,682,472

	Hotels, Restaurants & Leisure — 4.0%
2,397,255	Starbucks Corp.	205,972,150
2,192,226	Yum China Holdings, Inc.	116,078,367
1,541,555	Yum! Brands, Inc.	140,743,971

		462,794,488

	Household Products — 1.5%
2,280,638	Colgate-Palmolive Co.	175,951,222

	Interactive Media & Services — 11.1%
196,777	Alphabet, Inc., Class A(a)	288,396,371
196,505	Alphabet, Inc., Class C(a)	288,783,748
2,688,707	Facebook, Inc., Class A(a)	704,172,363

		1,281,352,482

	Internet & Direct Marketing Retail — 14.0%
2,581,862	Alibaba Group Holding Ltd., Sponsored ADR(a)	759,015,791
271,247	Amazon.com, Inc.(a)	854,083,566

		1,613,099,357

	IT Services — 6.6%
541,870	Automatic Data Processing, Inc.	75,585,446

25 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Growth Fund – (continued)

Shares	Description	Value (†)
	IT Services — continued
3,405,338	Visa, Inc., Class A	$680,965,440

		756,550,886

	Life Sciences Tools & Services — 2.0%
750,787	Illumina, Inc.(a)	232,053,246

	Machinery — 3.6%
1,862,684	Deere & Co.	412,826,655

	Pharmaceuticals — 5.7%
2,332,591	Novartis AG, Sponsored ADR	202,842,113
1,600,701	Novo Nordisk A/S, Sponsored ADR	111,136,671
7,939,769	Roche Holding AG, Sponsored ADR	339,901,511

		653,880,295

	Semiconductors & Semiconductor Equipment — 8.0%
1,182,971	NVIDIA Corp.	640,247,565
2,373,174	QUALCOMM, Inc.	279,275,116

		919,522,681

	Software — 19.2%
2,190,495	Autodesk, Inc.(a)	506,026,250
2,419,767	Microsoft Corp.	508,949,593
7,607,324	Oracle Corp.	454,157,243
2,247,596	salesforce.com, Inc.(a)	564,865,827
802,971	Workday, Inc., Class A(a)	172,743,151

		2,206,742,064

	Total Common Stocks (Identified Cost $6,486,587,023)	11,388,858,288

Principal Amount
Short-Term Investments — 1.0%
$107,491,517	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2020 at 0.000% to be repurchased at $107,491,517 on 10/01/2020 collateralized by $109,650,000 U.S. Treasury Note, 0.2500% due 9/30/2025 valued at $109,641,447 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $107,491,517)	107,491,517

	Total Investments — 100.0% (Identified Cost $6,594,078,540)	11,496,349,805
	Other assets less liabilities — 0.0%	3,674,996

	Net Assets — 100.0%	$11,500,024,801

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.	| 26

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Growth Fund – (continued)

Industry Summary at September 30, 2020

Software	19.2%
Internet & Direct Marketing Retail	14.0
Interactive Media & Services	11.1
Semiconductors & Semiconductor Equipment	8.0
IT Services	6.6
Pharmaceuticals	5.7
Hotels, Restaurants & Leisure	4.0
Machinery	3.6
Beverages	3.5
Biotechnology	3.3
Capital Markets	3.1
Aerospace & Defense	2.8
Air Freight & Logistics	2.5
Health Care Equipment & Supplies	2.1
Life Sciences Tools & Services	2.0
Other Investments, less than 2% each	7.5
Short-Term Investments	1.0

Total Investments	100.0
Other assets less liabilities	0.0 *

Net Assets	100.0%

*	Less than 0.1%

27 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Strategic Income Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 83.9% of Net Assets
Non-Convertible Bonds — 77.2%
	ABS Other — 0.2%
$23,214,946	GCA2014 Holdings Ltd., Series 2014-1, Class C, 6.000%, 1/05/2030, 144A(a)(b)(c)(d)	$7,819,722
10,440,551	GCA2014 Holdings Ltd., Series 2014-1, Class D, 7.500%, 1/05/2030, 144A(a)(b)(c)(d)	1,195,130
42,000,000	GCA2014 Holdings Ltd., Series 2014-1, Class E, Zero Coupon, 1/05/2030, 144A(a)(b)(c)(d)(e)	—
6,078,088	Global Container Assets Ltd., Series 2015-1A, Class B, 4.500%, 2/05/2030, 144A(a)(b)(f)	5,214,453

		14,229,305

	Aerospace & Defense — 2.0%
90,000	Boeing Co. (The), 3.100%, 5/01/2026	89,779
380,000	Boeing Co. (The), 3.250%, 2/01/2035	357,188
2,505,000	Boeing Co. (The), 3.550%, 3/01/2038	2,281,902
15,000	Boeing Co. (The), 3.625%, 3/01/2048	13,182
1,385,000	Boeing Co. (The), 3.750%, 2/01/2050	1,263,826
415,000	Boeing Co. (The), 3.850%, 11/01/2048	380,277
3,930,000	Boeing Co. (The), 3.950%, 8/01/2059	3,557,684
620,000	Bombardier, Inc., 7.350%, 12/22/2026, 144A, (CAD)	342,545
10,225,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	7,543,698
6,765,000	Bombardier, Inc., 7.875%, 4/15/2027, 144A	5,130,847
3,145,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	2,986,178
9,576,000	Leonardo U.S. Holdings, Inc., 6.250%, 1/15/2040, 144A	10,886,571
8,815,000	Leonardo U.S. Holdings, Inc., 7.375%, 7/15/2039, 144A	10,946,555
5,310,000	Textron Financial Corp., 3-month LIBOR + 1.735%, 2.015%, 2/15/2067, 144A(g)	3,691,831
6,485,000	TransDigm, Inc., 5.500%, 11/15/2027	6,232,409
24,513,000	TransDigm, Inc., 6.500%, 7/15/2024	24,451,717
17,765,000	TransDigm, Inc., 6.500%, 5/15/2025	17,709,484
370,000	TransDigm, Inc., 7.500%, 3/15/2027	384,175
19,475,000	TransDigm, Inc., 8.000%, 12/15/2025, 144A	21,179,063

		119,428,911

	Airlines — 1.3%
17,495,000	Air Canada Pass Through Trust, Series 2020-2A, 5.250%, 10/01/2030, 144A	17,940,948
240,000	American Airlines Group, Inc., 3.750%, 3/01/2025, 144A	121,687
20,000,000	American Airlines Group, Inc., 5.000%, 6/01/2022, 144A	13,600,000
7,953,217	American Airlines Pass Through Certificates, Series 2013-1, Class A, 4.000%, 1/15/2027	6,295,449
1,597,035	American Airlines Pass Through Certificates, Series 2016-3, Class B, 3.750%, 4/15/2027	1,107,719
931,816	American Airlines Pass Through Certificates, Series 2017-2, Class B, 3.700%, 4/15/2027	592,796
12,800,000	American Airlines, Inc., 11.750%, 7/15/2025, 144A	12,352,000

See accompanying notes to financial statements.	| 28

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Airlines — continued
$193,163	Continental Airlines Pass Through Certificates, Series 2001-1, Class A-1, 6.703%, 12/15/2022	$185,090
1,344,677	Continental Airlines Pass Through Certificates, Series 2012-2, Class B, 5.500%, 4/29/2022	1,306,556
26,975,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.500%, 6/20/2027, 144A	28,087,719
129,953	Northwest Airlines Pass Through Trust, Series 2002-1, Class G2, (MBIA Insured), 6.264%, 5/20/2023	127,605

		81,717,569

	Automotive — 2.8%
1,210,000	Allison Transmission, Inc., 4.750%, 10/01/2027, 144A	1,244,788
46,535,000	Ford Motor Co., 4.750%, 1/15/2043	42,133,952
10,745,000	Ford Motor Co., 5.291%, 12/08/2046	10,080,153
1,220,000	Ford Motor Co., 6.625%, 2/15/2028	1,281,451
1,345,000	Ford Motor Co., 7.500%, 8/01/2026	1,464,544
1,500,000	Ford Motor Credit Co. LLC, 5.113%, 5/03/2029	1,537,500
5,000,000	Ford Motor Credit Co. LLC, 5.125%, 6/16/2025	5,156,250
18,565,000	Ford Motor Credit Co. LLC, 5.596%, 1/07/2022	18,982,712
2,845,000	General Motors Co., 5.200%, 4/01/2045	3,064,534
2,120,000	General Motors Co., 6.250%, 10/02/2043	2,512,335
62,220,000	General Motors Financial Co., Inc., 3.600%, 6/21/2030	64,435,482
11,130,000	Goodyear Tire & Rubber Co. (The), 4.875%, 3/15/2027	10,545,675
1,585,000	Goodyear Tire & Rubber Co. (The), 5.000%, 5/31/2026	1,540,018
4,977,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	5,164,882

		169,144,276

	Banking — 5.9%
6,000,000	Ally Financial, Inc., 8.000%, 11/01/2031	8,214,747
983,000	Bank of America Corp., (fixed rate to 12/20/2027, variable rate thereafter), 3.419%, 12/20/2028	1,093,858
265,000	Bank of America Corp., MTN, 4.250%, 10/22/2026	306,851
7,045,000	Bank of America Corp., Series L, MTN, 4.183%, 11/25/2027	8,071,582
3,450,000	Cooperatieve Rabobank UA, 3.950%, 11/09/2022	3,665,928
1,709,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	1,627,430
25,000,000	Goldman Sachs Group, Inc. (The), Series MPLE, 3.550%, 2/12/2021, (CAD)	18,968,120
19,245,000	Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A	20,225,203
36,195,000	Morgan Stanley, GMTN, 4.350%, 9/08/2026	41,895,743
185,000,000	Morgan Stanley, GMTN, 5.000%, 9/30/2021, (AUD)	138,003,687
46,735,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	50,621,966
10,000,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	12,699,973
53,095,000	Morgan Stanley, Series MPLE, 3.125%, 8/05/2021, (CAD)	40,701,182
10,445,000	UniCredit SpA, (fixed rate to 6/30/2030, variable rate thereafter), 5.459%, 6/30/2035, 144A	10,640,843

		356,737,113

	Brokerage — 1.4%
1,675,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.250%, 8/15/2024, 144A	1,735,719

29 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Brokerage — continued
$43,025,000	Jefferies Group LLC, 5.125%, 1/20/2023	$46,898,187
14,755,000	Jefferies Group LLC, 6.250%, 1/15/2036	18,285,449
15,215,000	Jefferies Group LLC, 6.450%, 6/08/2027	18,548,917

		85,468,272

	Building Materials — 0.5%
5,565,000	American Woodmark Corp., 4.875%, 3/15/2026, 144A	5,634,562
3,255,000	JELD-WEN, Inc., 4.875%, 12/15/2027, 144A	3,317,008
1,859,000	Masco Corp., 6.500%, 8/15/2032	2,409,896
1,226,000	Masco Corp., 7.750%, 8/01/2029	1,729,814
10,800,000	Owens Corning, 7.000%, 12/01/2036	14,397,633

		27,488,913

	Cable Satellite — 1.1%
975,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 5/01/2025, 144A	1,003,031
4,360,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.875%, 5/01/2027, 144A	4,577,564
17,880,000	CSC Holdings LLC, 5.375%, 2/01/2028, 144A	18,885,750
17,679,000	DISH DBS Corp., 5.875%, 11/15/2024	18,129,815
4,865,000	DISH DBS Corp., 7.750%, 7/01/2026	5,348,386
4,835,000	Time Warner Cable LLC, 4.500%, 9/15/2042	5,252,090
135,000	Time Warner Cable LLC, 5.875%, 11/15/2040	168,220
11,275,000	Videotron Ltd., 5.625%, 6/15/2025, 144A, (CAD)	9,116,192
5,530,000	Ziggo BV, 5.500%, 1/15/2027, 144A	5,792,675

		68,273,723

	Chemicals — 0.4%
19,810,000	Aruba Investments, Inc., 8.750%, 2/15/2023, 144A	20,008,100
6,275,000	Minerals Technologies, Inc., 5.000%, 7/01/2028, 144A	6,452,457

		26,460,557

	Construction Machinery — 0.0%
1,310,000	United Rentals North America, Inc., 4.875%, 1/15/2028	1,375,500

	Consumer Cyclical Services — 0.1%
5,500,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	6,001,875

	Consumer Products — 0.3%
11,880,000	Avon Products, Inc., 8.950%, 3/15/2043	13,920,390
2,405,000	Whirlpool Corp., 4.600%, 5/15/2050	2,978,646

		16,899,036

	Electric — 0.8%
9,371,000	AES Corp. (The), 5.500%, 4/15/2025	9,660,189
25,441,282	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	30,918,532
835,000	Edison International, 4.950%, 4/15/2025	913,990
3,570,000	Empresa Nacional de Electricidad S.A., 7.875%, 2/01/2027	4,265,881

		45,758,592

	Finance Companies — 5.4%
1,020,000	Antares Holdings LP, 6.000%, 8/15/2023, 144A	1,031,482
20,000,000	Antares Holdings LP, 8.500%, 5/18/2025, 144A	21,092,331

See accompanying notes to financial statements.	| 30

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Finance Companies — continued
$25,580,000	GE Capital Funding LLC, 4.550%, 5/15/2032, 144A	$27,495,039
135,000	Navient Corp., 5.000%, 3/15/2027	126,769
22,945,000	Navient Corp., 5.500%, 1/25/2023	23,090,815
3,030,000	Navient Corp., 5.875%, 10/25/2024	3,012,971
109,950(††)	Navient Corp., 6.000%, 12/15/2043	2,344,959
950,000	Navient Corp., 6.750%, 6/15/2026	947,625
54,470,000	Navient Corp., MTN, 5.625%, 8/01/2033	45,843,314
47,984,000	Navient Corp., MTN, 6.125%, 3/25/2024	48,343,880
6,490,000	Navient Corp., MTN, 7.250%, 1/25/2022	6,652,250
23,115,000	OneMain Finance Corp., 6.875%, 3/15/2025	25,650,138
4,075,000	OneMain Finance Corp., 7.125%, 3/15/2026	4,552,590
26,970,000	OneMain Finance Corp., 7.750%, 10/01/2021	28,208,597
55,015,000	OneMain Finance Corp., 8.250%, 10/01/2023	61,066,650
14,750,000	Owl Rock Capital Corp., 4.250%, 1/15/2026	14,942,192
7,155,000	Owl Rock Technology Finance Corp., 4.750%, 12/15/2025, 144A	7,070,094
4,360,000	Quicken Loans LLC, 5.250%, 1/15/2028, 144A	4,593,958

		326,065,654

	Financial Other — 0.6%
11,820,000	Nationstar Mortgage Holdings, Inc., 5.500%, 8/15/2028, 144A	11,805,225
25,465,000	Nationstar Mortgage Holdings, Inc., 9.125%, 7/15/2026, 144A	27,311,212

		39,116,437

	Food & Beverage — 0.3%
15,420,000	Kraft Heinz Foods Co., 4.375%, 6/01/2046	15,821,999

	Gaming — 0.1%
5,475,000	International Game Technology PLC, 6.250%, 1/15/2027, 144A	5,871,937

	Government Owned – No Guarantee — 0.1%
6,535,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	8,465,520

	Healthcare — 5.7%
1,420,000	CHS/Community Health Systems, Inc., 6.625%, 2/15/2025, 144A	1,373,850
40,686,000	HCA, Inc., 5.875%, 5/01/2023	44,288,542
14,620,000	HCA, Inc., 7.050%, 12/01/2027	17,068,850
20,447,000	HCA, Inc., 7.500%, 12/15/2023	23,309,580
24,215,000	HCA, Inc., 7.500%, 11/06/2033	32,205,950
14,056,000	HCA, Inc., 7.690%, 6/15/2025	16,515,800
32,745,000	HCA, Inc., 8.360%, 4/15/2024	38,557,237
10,815,000	HCA, Inc., MTN, 7.580%, 9/15/2025	12,896,888
9,492,000	HCA, Inc., MTN, 7.750%, 7/15/2036	12,102,300
19,785,000	Tenet Healthcare Corp., 5.125%, 5/01/2025	19,969,001
43,295,000	Tenet Healthcare Corp., 6.125%, 10/01/2028, 144A	42,104,387
40,800,000	Tenet Healthcare Corp., 6.750%, 6/15/2023	42,840,000
43,749,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	42,874,020
990,000	Tenet Healthcare Corp., 8.125%, 4/01/2022	1,100,781

		347,207,186

	Home Construction — 1.2%
47,260,000	PulteGroup, Inc., 6.000%, 2/15/2035	58,366,100

31 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Home Construction — continued
$13,190,000	PulteGroup, Inc., 6.375%, 5/15/2033	$16,586,425
195,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.875%, 6/15/2024	210,600

		75,163,125

	Independent Energy — 3.1%
2,685,000	Aker BP ASA, 3.750%, 1/15/2030, 144A	2,603,946
18,736,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.000%, 4/01/2022, 144A	18,454,960
8,225,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	4,647,125
1,310,000	Chesapeake Energy Corp., 4.875%, 4/15/2022(b)(f)(h)	53,238
21,335,000	Chesapeake Energy Corp., 8.000%, 1/15/2025(b)(f)(h)	787,688
55,365,000	Chesapeake Energy Corp., 8.000%, 6/15/2027(b)(f)(h)	1,868,569
15,215,000	Continental Resources, Inc., 3.800%, 6/01/2024	14,035,838
5,450,000	Continental Resources, Inc., 4.500%, 4/15/2023	5,193,850
302,000	Continental Resources, Inc., 5.000%, 9/15/2022	299,759
2,340,000	Diamondback Energy, Inc., 3.500%, 12/01/2029	2,268,454
15,580,000	Lonestar Resources America, Inc., 11.250%, 1/01/2023, 144A(b)(f)(h)	2,648,600
7,644,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	7,108,920
17,908,000	Mesquite Energy, Inc., 6.125%, 1/15/2023(b)(f)(h)	85,958
9,520,000	Mesquite Energy, Inc., 7.750%, 6/15/2021(b)(f)(h)	45,696
22,014,000	Montage Resources Corp., 8.875%, 7/15/2023	22,371,727
540,000	Occidental Petroleum Corp., 4.500%, 7/15/2044	387,833
32,720,000	Occidental Petroleum Corp., 6.625%, 9/01/2030	30,184,200
20,595,000	Occidental Petroleum Corp., 8.875%, 7/15/2030	21,212,850
2,390,000	Pan American Energy LLC, 7.875%, 5/07/2021, 144A	2,330,250
4,850,000	Parsley Energy LLC/Parsley Finance Corp., 4.125%, 2/15/2028, 144A	4,559,000
2,055,000	QEP Resources, Inc., 5.250%, 5/01/2023	1,495,013
26,537,000	SM Energy Co., 10.000%, 1/15/2025, 144A	25,324,524
1,110,000	Southwestern Energy Co., 6.450%, 1/23/2025	1,075,313
14,955,000	Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 8.750%, 4/15/2023, 144A	10,019,850
2,530,000	Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 9.750%, 4/15/2023, 144A	1,720,400
6,145,000	WPX Energy, Inc., 4.500%, 1/15/2030	6,041,365

		186,824,926

	Life Insurance — 1.3%
3,575,000	Brighthouse Financial, Inc., 4.700%, 6/22/2047	3,440,570
13,830,000	Brighthouse Financial, Inc., 5.625%, 5/15/2030	16,105,936
15,000,000	Global Atlantic Fin Co., 8.625%, 4/15/2021, 144A	15,482,734
20,000,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A(b)(f)	32,223,600
8,920,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A(b)(f)	11,736,579
2,500,000	Prudential Financial, Inc., MTN, 3.700%, 3/13/2051	2,748,550

		81,737,969

	Local Authorities — 1.2%
95,480,000	New South Wales Treasury Corp., 4.000%, 4/08/2021, (AUD)	69,748,716

	Media Entertainment — 0.6%
111,590,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	3,769,225
4,215,000	iHeartCommunications, Inc., 8.375%, 5/01/2027	4,151,775

See accompanying notes to financial statements.	| 32

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Media Entertainment — continued
$22,870,000	ViacomCBS, Inc., 4.950%, 5/19/2050	$26,834,678

		34,755,678

	Metals & Mining — 1.1%
25,271,000	ArcelorMittal S.A., 7.000%, 3/01/2041	31,209,685
1,970,000	Barrick North America Finance LLC, 5.750%, 5/01/2043	2,868,583
12,315,000	First Quantum Minerals Ltd., 7.250%, 5/15/2022, 144A	12,326,083
1,810,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	1,790,289
2,730,000	Kaiser Aluminum Corp., 6.500%, 5/01/2025, 144A	2,814,057
16,135,000	Russel Metals, Inc., 6.000%, 4/19/2022, 144A, (CAD)	12,117,457
8,741,000	United States Steel Corp., 6.650%, 6/01/2037	5,375,715

		68,501,869

	Midstream — 0.5%
13,110,000	New Fortress Energy, Inc., 6.750%, 9/15/2025, 144A	13,706,505
13,667,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.125%, 3/01/2025	8,131,865
8,125,000	NGL Energy Partners LP/NGL Energy Finance Corp., 7.500%, 11/01/2023	5,413,281
505,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	642,816
11,980,000	Summit Midstream Partners LP, Series A, (fixed rate to 12/15/2022, variable rate thereafter), 9.500%(b)(f)(h)(i)	1,513,434

		29,407,901

	Oil Field Services — 1.3%
1,765,000	Noble Holding International Ltd., 7.750%, 1/15/2024(b)(f)(h)	10,096
19,385,000	Noble Holding International Ltd., 7.875%, 2/01/2026, 144A(h)	4,713,463
2,080,000	Shelf Drilling Holdings Ltd., 8.250%, 2/15/2025, 144A	821,600
57,983,250	Transocean Proteus Ltd., 6.250%, 12/01/2024, 144A	51,750,051
2,770,000	Transocean, Inc., 7.500%, 4/15/2031(b)(f)	373,950
48,755,000	Transocean, Inc., 11.500%, 1/30/2027, 144A	19,999,301
11,165,000	Valaris PLC, 7.750%, 2/01/2026(b)(f)(h)	565,730

		78,234,191

	Packaging — 0.2%
8,750,000	Owens-Brockway Glass Container, Inc., 6.625%, 5/13/2027, 144A	9,477,344

	Paper — 0.8%
15,225,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	22,761,848
4,865,000	WestRock MWV LLC, 7.950%, 2/15/2031	6,905,572
8,750,000	WestRock MWV LLC, 8.200%, 1/15/2030	12,329,552
2,840,000	Weyerhaeuser Co., 6.950%, 10/01/2027	3,582,080

		45,579,052

	Property & Casualty Insurance — 0.7%
12,510,000	MBIA Insurance Corp., 3-month LIBOR + 11.260%, 11.535%, 1/15/2033, 144A(e)(g)	4,378,500
1,500,000	MGIC Investment Corp., 5.250%, 8/15/2028	1,547,138
14,480,000	Nationwide Mutual Insurance Co., 4.350%, 4/30/2050, 144A	15,512,292
20,810,000	Radian Group, Inc., 6.625%, 3/15/2025	21,954,550

		43,392,480

33 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	REITs – Diversified — 0.0%
$665,000	iStar, Inc., 4.750%, 10/01/2024	$643,388

	REITs – Hotels — 0.2%
545,000	Service Properties Trust, 3.950%, 1/15/2028	452,350
5,965,000	Service Properties Trust, 4.350%, 10/01/2024	5,398,325
1,690,000	Service Properties Trust, 4.500%, 6/15/2023	1,657,349
940,000	Service Properties Trust, 4.650%, 3/15/2024	874,200
915,000	Service Properties Trust, 4.750%, 10/01/2026	813,728
2,750,000	Service Properties Trust, 4.950%, 2/15/2027	2,447,500

		11,643,452

	Retailers — 0.4%
3,325,000	Dillard’s, Inc., 7.000%, 12/01/2028	3,411,184
1,500,000	Dillard’s, Inc., 7.750%, 7/15/2026	1,573,395
1,795,000	Hanesbrands, Inc., 5.375%, 5/15/2025, 144A	1,893,725
27,224,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036(b)(f)(h)	130,131
2,510,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097(b)(f)(h)	15,788
6,365,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	6,767,904
7,615,000	Michaels Stores, Inc., 8.000%, 7/15/2027, 144A	7,957,675

		21,749,802

	Supermarkets — 0.2%
9,196,000	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s LP/Albertson’s LLC, 5.750%, 3/15/2025	9,486,134
2,290,000	Safeway, Inc., 7.250%, 2/01/2031	2,576,250

		12,062,384

	Technology — 0.9%
23,345,000	Iron Mountain, Inc., 4.875%, 9/15/2029, 144A	23,753,537
15,170,000	KLA Corp., 5.650%, 11/01/2034	20,268,313
3,970,000	Micron Technology, Inc., 4.975%, 2/06/2026	4,602,207
120,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	148,496
1,829,000	Seagate HDD Cayman, 4.091%, 6/01/2029, 144A	1,988,471
1,688,000	Seagate HDD Cayman, 4.875%, 6/01/2027	1,890,889

		52,651,913

	Transportation Services — 0.5%
810,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.750%, 7/15/2027, 144A	730,571
10,503,000	Fenix Marine Service Holdings Ltd., 8.000%, 1/15/2024(b)(f)	8,720,956
20,980,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.000%, 7/15/2025, 144A	23,634,572

		33,086,099

	Treasuries — 31.1%
10,000,000(†††)	Mexican Fixed Rate Bonds, Series M, 5.750%, 3/05/2026, (MXN)	46,298,985
4,250,000(†††)	Mexican Fixed Rate Bonds, Series M, 7.750%, 5/29/2031, (MXN)	21,669,301
27,224,481(†††)	Mexican Fixed Rate Bonds, Series M, 8.000%, 12/07/2023, (MXN)	135,061,695
7,740,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)	38,907,751
3,035,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.500%, 5/31/2029, (MXN)	16,229,354

See accompanying notes to financial statements.	| 34

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Treasuries — continued
21,700,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	$116,631,305
175,365,000	New Zealand Government Bond, Series 0521, 6.000%, 5/15/2021, (NZD)	120,182,176
458,725,000	Norway Government Bond, Series 474, 3.750%, 5/25/2021, 144A, (NOK)	50,372,279
162,850,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	31,874,337
55,925,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	11,722,551
569,455,000	U.S. Treasury Bond, 1.250%, 5/15/2050	541,338,159
283,420,000	U.S. Treasury Bond, 1.375%, 8/15/2050	278,150,159
50,000,000	U.S. Treasury Bond, 2.000%, 2/15/2050	56,726,563
144,325,000	U.S. Treasury Bond, 3.000%, 8/15/2048	197,167,118
61,615,000	U.S. Treasury Note, 1.500%, 10/31/2021	62,524,784
155,000,000	U.S. Treasury Note, 1.500%, 11/30/2021	157,433,984

		1,882,290,501

	Wireless — 0.3%
293,000,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	13,444,488
134,600,000	America Movil SAB de CV, 8.460%, 12/18/2036, (MXN)	6,338,737

		19,783,225

	Wirelines — 2.6%
18,163,000	AT&T, Inc., 3.650%, 9/15/2059, 144A	17,842,414
9,528,000	AT&T, Inc., 4.500%, 3/09/2048	10,934,473
7,545,000	Bell Canada, Inc., MTN, 6.100%, 3/16/2035, 144A, (CAD)	7,662,123
4,370,000	Bell Canada, Inc., MTN, 6.550%, 5/01/2029, 144A, (CAD)	4,408,661
1,240,000	CenturyLink, Inc., 5.625%, 4/01/2025	1,324,769
28,385,000	CenturyLink, Inc., Series S, 6.450%, 6/15/2021	29,130,106
7,940,000	CenturyLink, Inc., Series W, 6.750%, 12/01/2023	8,704,225
350,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	356,570
2,160,000	Cincinnati Bell, Inc., 8.000%, 10/15/2025, 144A	2,281,500
30,646,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	35,549,360
16,440,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	19,563,600
14,223,000	Verizon Communications, Inc., 4.329%, 9/21/2028	17,266,722

		155,024,523

	Total Non-Convertible Bonds (Identified Cost $5,144,595,225)	4,673,290,913

Convertible Bonds — 5.1%
	Cable Satellite — 2.4%
14,660,000	DISH Network Corp., 2.375%, 3/15/2024	13,193,264
143,750,000	DISH Network Corp., 3.375%, 8/15/2026	131,962,001

		145,155,265

	Energy — 0.0%
43,802,000	Chesapeake Energy Corp., 5.500%, 9/15/2026(b)(f)(h)	1,467,367

	Oil Field Services — 0.1%
9,941,000	Pioneer Energy Services Corp., 5.000% PIK or 5.000% Cash, 11/15/2025, 144A(a)(b)(c)(d)(j)(k)	6,103,774

	Pharmaceuticals — 0.0%
870,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	912,937

35 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Pharmaceuticals — continued
$715,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027, 144A	$699,264

		1,612,201

	REITs – Diversified — 0.3%
14,245,000	iStar, Inc., 3.125%, 9/15/2022	15,150,370

	Technology — 2.3%
10,415,000	Booking Holdings, Inc., 0.900%, 9/15/2021	11,082,650
1,380,000	Evolent Health, Inc., 3.500%, 12/01/2024, 144A	1,352,400
23,135,000	Nuance Communications, Inc., 1.000%, 12/15/2035	33,833,549
9,670,000	Nuance Communications, Inc., 1.250%, 4/01/2025	17,222,560
34,500,000	Nuance Communications, Inc., 1.500%, 11/01/2035	56,708,257
17,000,000	Western Digital Corp., 1.500%, 2/01/2024	16,139,728

		136,339,144

	Total Convertible Bonds (Identified Cost $315,096,985)	305,828,121

Municipals — 1.6%
	Illinois — 0.3%
17,570,000	State of Illinois, 5.100%, 6/01/2033	17,756,066

	Michigan — 0.1%
8,145,000	Michigan Tobacco Settlement Finance Authority, Series A, 7.309%, 6/01/2034	8,318,488

	Virginia — 1.2%
68,005,000	Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	70,190,001

	Total Municipals (Identified Cost $90,526,284)	96,264,555

	Total Bonds and Notes (Identified Cost $5,550,218,494)	5,075,383,589

Senior Loans — 0.2%
	Construction Machinery — 0.2%
21,276,992	Onsite Rental Group Pty Ltd., Note, 6.100%, 10/26/2023(a)(b)(c)(d)	11,064,036

	Technology — 0.0%
9,507,380	IQOR U.S., Inc., 2nd Lien Term Loan, Zero Coupon, 4/01/2022(b)(f)(h)	199,655

	Total Senior Loans (Identified Cost $27,439,348)	11,263,691

Shares
Common Stocks — 11.4%
	Chemicals — 0.1%
664,252	Hexion Holdings Corp., Class B(e)	6,601,336

	Diversified Telecommunication Services — 3.7%
7,868,481	AT&T, Inc.	224,330,393

See accompanying notes to financial statements.	| 36

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Strategic Income Fund – (continued)

Shares	Description	Value (†)
	Electronic Equipment, Instruments & Components — 1.4%
2,575,992	Corning, Inc.	$83,487,901

	Media — 0.1%
2,500,188	Clear Channel Outdoor Holdings, Inc.(e)	2,500,188
279,162	iHeartMedia, Inc., Class A(e)	2,266,796

		4,766,984

	Oil Field Services — 0.0%
60,638	Pioneer Energy Services Corp.(a)(b)(c)(d)(e)(k)	—

	Oil, Gas & Consumable Fuels — 0.2%
9,229	Battalion Oil Corp.(e)	72,909
4,231	Chesapeake Energy Corp.(e)	17,220
5,886	Frontera Energy Corp.	9,416
156,902	Paragon Offshore Ltd., Litigation Units, Class A(a)(b)(c)(d)(e)	—
225,503	Paragon Offshore Ltd., Litigation Units, Class B(d)(e)	1,127,515
1,514	Southcross Holdings Group LLC(d)(e)	—
1,514	Southcross Holdings LP, Class A(a)(b)(c)(d)	100,378
758,261	Whiting Petroleum Corp.(e)	13,110,341

		14,437,779

	Pharmaceuticals — 5.6%
5,651,190	Bristol-Myers Squibb Co.	340,710,245

	REITs – Diversified — 0.3%
1,341,478	iStar, Inc.	15,842,855

	Specialty Retail — 0.0%
11,662,687	Onsite Rental Group Pty Ltd.(a)(b)(c)(d)(e)	—

	Total Common Stocks (Identified Cost $648,407,582)	690,177,493

Preferred Stocks — 0.6%
Convertible Preferred Stocks — 0.4%
	Banking — 0.2%
8,447	Bank of America Corp., Series L, 7.250%	12,569,136

	Communications — 0.0%
3,704	Cincinnati Bell, Inc., Series B, 6.750%	179,644

	Energy — 0.0%
172,972	Chesapeake Energy Corp., 4.500%(a)(b)(c)(e)	—
240,916	Chesapeake Energy Corp., 5.000%(a)(b)(c)(e)	—
6,017	Chesapeake Energy Corp., 5.750%(a)(b)(c)(e)	—
43,178	Chesapeake Energy Corp., 5.750%, 144A(a)(b)(c)(e)	—
32,522	Chesapeake Energy Corp., 5.750%, 144A(a)(b)(c)(e)	—
23,928	Chesapeake Energy Corp., 5.750%(a)(b)(c)(e)	—

		—

	Midstream — 0.2%
242,297	El Paso Energy Capital Trust I, 4.750%	11,332,230

	Total Convertible Preferred Stocks (Identified Cost $139,645,703)	24,081,010

37 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Strategic Income Fund – (continued)

Shares	Description	Value (†)
Non-Convertible Preferred Stocks — 0.2%
	Finance Companies — 0.0%
10,425	iStar, Inc., Series G, 7.650%	$254,161

	Home Construction — 0.0%
208,246	Hovnanian Enterprises, Inc., 7.625%(e)	1,478,547

	REITs – Office Property — 0.0%
1,596	Highwoods Properties, Inc., Series A, 8.625%	1,995,000

	REITs – Warehouse/Industrials — 0.2%
116,192	Prologis, Inc., Series Q, 8.540%	9,138,501

	Total Non-Convertible Preferred Stocks (Identified Cost $8,540,569)	12,866,209

	Total Preferred Stocks (Identified Cost $148,186,272)	36,947,219

Closed-End Investment Companies — 0.0%
170,282	NexPoint Strategic Opportunities Fund (Identified Cost $10,230,310)	1,474,642

Warrants — 0.1%
751,946	iHeartMedia, Inc., Expiration on 5/1/2039(e) (Identified Cost $18,045,316)	5,921,575

Principal Amount (‡)
Short-Term Investments — 2.8%
10,070,157,559	Central Bank of Iceland, 0.000%, (ISK)(g)(l)	72,790,181
8,564,757	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2020 at 0.000% to be repurchased at $8,564,757 on 10/01/2020 collateralized by $8,736,800 U.S. Treasury Note, 0.250% due 9/30/2025 valued at $8,736,119 including accrued interest (Note 2 of Notes to Financial Statements)	8,564,757
90,000,000	U.S. Treasury Bills, 0.096%, 11/27/2020(m)	89,986,462

	Total Short-Term Investments (Identified Cost $180,515,570)	171,341,400

	Total Investments — 99.0% (Identified Cost $6,583,042,892)	5,992,509,609
	Other assets less liabilities — 1.0%	59,048,442

	Net Assets — 100.0%	$6,051,558,051

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.

See accompanying notes to financial statements.	| 38

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Strategic Income Fund – (continued)

(a)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(b)	Illiquid security. (Unaudited)
(c)	Fair valued by the Fund’s adviser. At September 30, 2020, the value of these securities amounted to $26,283,040 or 0.4% of net assets. See Note 2 of Notes to Financial Statements.
(d)	Securities subject to restriction on resale. At September 30, 2020, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets
GCA2014 Holdings Ltd., Series 2014-1, Class C	12/18/2014	$23,214,946	$7,819,722	0.1%
GCA2014 Holdings Ltd., Series 2014-1, Class D	12/18/2014	10,440,551	1,195,130	Less than 0.1%
GCA2014 Holdings Ltd., Series 2014-1, Class E	12/18/2014	32,732,982	—	—
Onsite Rental Group Pty Ltd.	10/26/2017	—	—	—
Onsite Rental Group Pty Ltd., Note	10/26/2017	15,532,204	11,064,036	0.2%
Paragon Offshore Ltd., Litigation Units, Class A	7/18/2017	1,167,146	—	—
Paragon Offshore Ltd., Litigation Units, Class B	7/18/2017	22,768,653	1,127,515	Less than 0.1%
Pioneer Energy Services Corp., 5.000% PIK or 5.000% Cash	5/29/2020	9,205,000	6,103,774	0.1%
Pioneer Energy Services Corp.	5/29/2020	17,677,239	—	—
Southcross Holdings Group LLC	4/29/2016	—	—	—
Southcross Holdings LP, Class A	4/29/2016	2,215,133	100,378	Less than 0.1%

(e)	Non-income producing security.
(f)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2020, the value of these securities amounted to $67,661,488 or 1.1% of net assets.
(g)	Variable rate security. Rate as of September 30, 2020 is disclosed.
(h)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(i)	Perpetual bond with no specified maturity date.
(j)	Payment-in-kind security for which the issuer, at each interest payment date, may make interest payments in cash and/or additional principal. No payments were received during the period.
(k)	Affiliated issuer. See Note 5h for a summary of transactions in securities of affiliated issuers.
(l)	Security callable by issuer at any time. No specified maturity date.
(m)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the value of Rule 144A holdings amounted to $890,327,840 or 14.7% of net assets.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
MBIA	Municipal Bond Investors Assurance Corp.
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

39 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Strategic Income Fund – (continued)

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
ISK	Icelandic Krona
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar

Industry Summary at September 30, 2020

Treasuries	31.1%
Banking	6.1
Healthcare	5.7
Pharmaceuticals	5.6
Finance Companies	5.4
Diversified Telecommunication Services	3.7
Cable Satellite	3.5
Technology	3.2
Independent Energy	3.1
Automotive	2.8
Wirelines	2.6
Aerospace & Defense	2.0
Other Investments, less than 2% each	21.4
Short-Term Investments	2.8
Closed-End Investment Companies	0.0 *

Total Investments	99.0
Other assets less liabilities	1.0

Net Assets	100.0%

*	Less than 0.1%

Currency Exposure Summary at September 30, 2020

United States Dollar	82.7%
Mexican Peso	6.6
Australian Dollar	3.5
New Zealand Dollar	2.0
Other, less than 2% each	4.2

Total Investments	99.0
Other assets less liabilities	1.0

Net Assets	100.0%

See accompanying notes to financial statements.	| 40

Statements of Assets and Liabilities

September 30, 2020

	Growth Fund	Strategic Income Fund
ASSETS
Unaffiliated investments at cost	$6,594,078,540	$6,556,121,937
Affiliated investments at cost	—	26,920,955
Net unrealized appreciation (depreciation) on unaffiliated investments	4,902,271,265	(569,716,102)
Net unrealized appreciation (depreciation) on affiliated investments	—	(20,817,181)

Investments at value	11,496,349,805	5,992,509,609
Cash	—	267,540
Foreign currency at value (identified cost $0 and $3,296,470, respectively)	—	3,312,655
Receivable for Fund shares sold	32,581,868	2,889,813
Receivable for securities sold	1,446,634	—
Dividends and interest receivable	2,936,897	65,194,887
Tax reclaims receivable	5,736,923	237
Prepaid expenses (Note 7)	1,132	789

TOTAL ASSETS	11,539,053,259	6,064,175,530

LIABILITIES
Payable for securities purchased	21,973,872	—
Payable for Fund shares redeemed	10,788,383	7,305,585
Management fees payable (Note 5)	4,682,428	2,861,654
Deferred Trustees’ fees (Note 5)	607,592	1,813,875
Administrative fees payable (Note 5)	409,367	220,276
Payable to distributor (Note 5d)	100,143	57,871
Other accounts payable and accrued expenses	466,673	358,218

TOTAL LIABILITIES	39,028,458	12,617,479

NET ASSETS	$11,500,024,801	$6,051,558,051

NET ASSETS CONSIST OF:
Paid-in capital	$6,104,534,174	$6,812,829,394
Accumulated earnings (loss)	5,395,490,627	(761,271,343)

NET ASSETS	$11,500,024,801	$6,051,558,051

41 |	See accompanying notes to financial statements.

Statements of Assets and Liabilities (continued)

September 30, 2020

	Growth Fund	Strategic Income Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$1,477,914,957	$1,683,547,306

Shares of beneficial interest	71,326,181	123,957,551

Net asset value and redemption price per share	$20.72	$13.58

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$21.98	$14.18

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$128,763,816	$277,896,478

Shares of beneficial interest	6,899,693	20,248,252

Net asset value and offering price per share	$18.66	$13.72

Class N shares:
Net assets	$579,571,444	$212,804,125

Shares of beneficial interest	26,040,450	15,685,977

Net asset value, offering and redemption price per share	$22.26	$13.57

Class Y shares:
Net assets	$9,313,774,584	$3,774,113,026

Shares of beneficial interest	418,485,106	278,235,702

Net asset value, offering and redemption price per share	$22.26	$13.56

Admin Class shares:
Net assets	$—	$103,197,116

Shares of beneficial interest	—	7,625,944

Net asset value, offering and redemption price per share	$—	$13.53

See accompanying notes to financial statements.	| 42

Statements of Operations

For the Year Ended September 30, 2020

	Growth Fund	Strategic Income Fund
INVESTMENT INCOME
Dividends	$95,387,464	$34,983,468
Interest from unaffiliated investments	467,385	251,044,579
Interest from affiliated investments (Note 5)	—	441,094
Less net foreign taxes withheld	(4,518,184)	(430,452)

	91,336,665	286,038,689

Expenses
Management fees (Note 5)	49,236,330	36,847,870
Service and distribution fees (Note 5)	4,544,100	9,532,359
Administrative fees (Note 5)	4,349,704	2,869,683
Trustees’ fees and expenses (Note 5)	447,675	463,045
Transfer agent fees and expenses (Notes 5 and 6)	7,836,995	5,217,792
Audit and tax services fees	41,659	63,555
Custodian fees and expenses	459,500	324,017
Legal fees (Note 7)	233,660	159,823
Registration fees	272,179	176,399
Shareholder reporting expenses	405,271	300,076
Miscellaneous expenses (Note 7)	264,045	212,464

Total expenses	68,091,118	56,167,083

Net investment income	23,245,547	229,871,606

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Unaffiliated investments	534,694,084	(85,265,323)
Affiliated investments (Note 5)	—	(13,528,848)
Foreign currency transactions (Note 2c)	—	(1,837,713)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	2,336,956,869	(188,843,675)
Affiliated investments (Note 5)	—	(11,115,666)
Foreign currency translations (Note 2c)	—	498,421

Net realized and unrealized gain (loss) on investments and foreign currency transactions	2,871,650,953	(300,092,804)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,894,896,500	$(70,221,198)

43 |	See accompanying notes to financial statements.

Statements of Changes in Net Assets

	Growth Fund		Strategic Income Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019
FROM OPERATIONS:
Net investment income	$23,245,547	$46,632,228	$229,871,606	$312,461,598
Net realized gain (loss) on investments and foreign currency transactions	534,694,084	210,199,000	(100,631,884)	(25,505,488)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	2,336,956,869	177,218,567	(199,460,920)	(96,424,261)

Net increase (decrease) in net assets resulting from operations	2,894,896,500	434,049,795	(70,221,198)	190,531,849

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(35,045,986)	(51,082,626)	(60,755,051)	(71,533,316)
Class C	(3,210,189)	(6,370,291)	(12,091,933)	(27,624,605)
Class N	(16,996,001)	(29,366,126)	(7,404,708)	(8,091,999)
Class Y	(197,277,542)	(317,599,223)	(150,040,710)	(189,621,495)
Admin Class	—	—	(3,669,167)	(4,619,879)

Total distributions	(252,529,718)	(404,418,266)	(233,961,569)	(301,491,294)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	26,641,271	(34,793,401)	(797,576,770)	(1,303,567,589)

Net increase (decrease) in net assets	2,669,008,053	(5,161,872)	(1,101,759,537)	(1,414,527,034)
NET ASSETS
Beginning of the year	8,831,016,748	8,836,178,620	7,153,317,588	8,567,844,622

End of the year	$11,500,024,801	$8,831,016,748	$6,051,558,051	$7,153,317,588

See accompanying notes to financial statements.	| 44

Financial Highlights

For a share outstanding throughout each period.

	Growth Fund—Class A
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$16.02	$16.05	$14.04	$11.96	$9.90

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.01	0.05	0.06	0.06	0.06
Net realized and unrealized gain (loss)	5.14	0.71	2.29	2.18	2.05

Total from Investment Operations	5.15	0.76	2.35	2.24	2.11

LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	(0.05)	(0.05)	(0.05)	(0.05)
Net realized capital gains	(0.40)	(0.74)	(0.29)	(0.11)	—

Total Distributions	(0.45)	(0.79)	(0.34)	(0.16)	(0.05)

Net asset value, end of the period	$20.72	$16.02	$16.05	$14.04	$11.96

Total return(b)	32.80%	5.81%	16.98%	18.99%	21.32%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,477,915	$1,250,030	$1,083,362	$983,047	$729,989
Net expenses	0.90%	0.91%	0.90%	0.91%	0.92%
Gross expenses	0.90%	0.91%	0.90%	0.91%	0.92%
Net investment income	0.04%	0.35%	0.39%	0.45%	0.58%
Portfolio turnover rate	19%	7%	11%	8%	11%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.

45 |	See accompanying notes to financial statements.

Financial Highlights (continued)

For a share outstanding throughout each period.

	Growth Fund—Class C
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$14.53	$14.68	$12.92	$11.06	$9.18

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.11)	(0.06)	(0.05)	(0.03)	(0.02)
Net realized and unrealized gain (loss)	4.64	0.65	2.10	2.00	1.90

Total from Investment Operations	4.53	0.59	2.05	1.97	1.88

LESS DISTRIBUTIONS FROM:
Net realized capital gains	(0.40)	(0.74)	(0.29)	(0.11)	—

Net asset value, end of the period	$18.66	$14.53	$14.68	$12.92	$11.06

Total return(b)	31.76%	5.05%	16.09%	18.03%	20.48%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$128,764	$120,493	$130,133	$133,329	$109,798
Net expenses	1.65%	1.66%	1.65%	1.66%	1.66%
Gross expenses	1.65%	1.66%	1.65%	1.66%	1.66%
Net investment loss	(0.71)%	(0.39)%	(0.36)%	(0.29)%	(0.16)%
Portfolio turnover rate	19%	7%	11%	8%	11%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

See accompanying notes to financial statements.	| 46

Financial Highlights (continued)

For a share outstanding throughout each period.

	Growth Fund—Class N
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016
Net asset value, beginning of the period	$17.17	$17.15	$14.97		$12.73		$10.52

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.07	0.11	0.12		0.11		0.10
Net realized and unrealized gain (loss)	5.53	0.76	2.44		2.32		2.18

Total from Investment Operations	5.60	0.87	2.56		2.43		2.28

LESS DISTRIBUTIONS FROM:
Net investment income	(0.11)	(0.11)	(0.09)		(0.08)		(0.07)
Net realized capital gains	(0.40)	(0.74)	(0.29)		(0.11)		—

Total Distributions	(0.51)	(0.85)	(0.38)		(0.19)		(0.07)

Net asset value, end of the period	$22.26	$17.17	$17.15		$14.97		$12.73

Total return	33.26%	6.14%	17.40	%(b)	19.39	%(b)	21.75%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$579,571	$442,787	$1,001,688		$341,160		$60,765
Net expenses	0.57%	0.56%	0.57	%(c)	0.57	%(c)	0.58%
Gross expenses	0.57%	0.56%	0.58%		0.58%		0.58%
Net investment income	0.38%	0.69%	0.73%		0.80%		0.82%
Portfolio turnover rate	19%	7%	11%		8%		11%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

47 |	See accompanying notes to financial statements.

Financial Highlights (continued)

For a share outstanding throughout each period.

	Growth Fund—Class Y
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$17.17	$17.14	$14.97	$12.73	$10.53

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.05	0.10	0.10	0.09	0.10
Net realized and unrealized gain (loss)	5.53	0.77	2.44	2.33	2.16

Total from Investment Operations	5.58	0.87	2.54	2.42	2.26

LESS DISTRIBUTIONS FROM:
Net investment income	(0.09)	(0.10)	(0.08)	(0.07)	(0.06)
Net realized capital gains	(0.40)	(0.74)	(0.29)	(0.11)	—

Total Distributions	(0.49)	(0.84)	(0.37)	(0.18)	(0.06)

Net asset value, end of the period	$22.26	$17.17	$17.14	$14.97	$12.73

Total return	33.15%	6.09%	17.25%	19.31%	21.55%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$9,313,775	$7,017,707	$6,620,996	$5,749,576	$3,493,961
Net expenses	0.65%	0.66%	0.65%	0.66%	0.66%
Gross expenses	0.65%	0.66%	0.65%	0.66%	0.66%
Net investment income	0.27%	0.60%	0.64%	0.69%	0.82%
Portfolio turnover rate	19%	7%	11%	8%	11%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.	| 48

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Income Fund—Class A
	Year Ended September 30, 2020		Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$14.25		$14.39	$14.84	$14.70	$14.70

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.47		0.57	0.52	0.56	0.57
Net realized and unrealized gain (loss)	(0.66)		(0.16)	(0.33)	0.42	0.61

Total from Investment Operations	(0.19)		0.41	0.19	0.98	1.18

LESS DISTRIBUTIONS FROM:
Net investment income	(0.45)		(0.48)	(0.57)	(0.52)	(0.36)
Net realized capital gains	(0.03)		(0.07)	(0.07)	(0.32)	(0.82)

Total Distributions	(0.48)		(0.55)	(0.64)	(0.84)	(1.18)

Net asset value, end of the period	$13.58		$14.25	$14.39	$14.84	$14.70

Total return(b)	(1.39)%		3.02%	1.34%	7.01%	8.72%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,683,547		$1,835,813	$1,986,300	$1,999,385	$2,514,770
Net expenses	0.97	%(c)	0.96%	0.96%	0.96%	0.96%
Gross expenses	0.97%		0.96%	0.96%	0.96%	0.96%
Net investment income	3.42%		4.03%	3.57%	3.82%	4.01%
Portfolio turnover rate	30%		13%	6%	11%	17%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Effective July 1, 2020, the expense limit decreased from 1.25% to 1.00%.

49 |	See accompanying notes to financial statements.

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Income Fund—Class C
	Year Ended September 30, 2020		Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$14.39		$14.52	$14.97	$14.81	$14.80

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.38		0.47	0.41	0.45	0.47
Net realized and unrealized gain (loss)	(0.68)		(0.16)	(0.33)	0.44	0.61

Total from Investment Operations	(0.30)		0.31	0.08	0.89	1.08

LESS DISTRIBUTIONS FROM:
Net investment income	(0.34)		(0.37)	(0.46)	(0.41)	(0.25)
Net realized capital gains	(0.03)		(0.07)	(0.07)	(0.32)	(0.82)

Total Distributions	(0.37)		(0.44)	(0.53)	(0.73)	(1.07)

Net asset value, end of the period	$13.72		$14.39	$14.52	$14.97	$14.81

Total return(b)	(2.18)%		2.27%	0.60%	6.20%	7.91%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$277,896		$676,602	$1,153,853	$2,248,939	$3,433,204
Net expenses	1.72	%(c)	1.71%	1.71%	1.71%	1.71%
Gross expenses	1.72%		1.71%	1.71%	1.71%	1.71%
Net investment income	2.75%		3.30%	2.79%	3.08%	3.26%
Portfolio turnover rate	30%		13%	6%	11%	17%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Effective July 1, 2020, the expense limit decreased from 2.00% to 1.75%.

See accompanying notes to financial statements.	| 50

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Income Fund—Class N
	Year Ended September 30, 2020		Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$14.24		$14.38	$14.83	$14.69	$14.69

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.52		0.61	0.56	0.60	0.61
Net realized and unrealized gain (loss)	(0.66)		(0.16)	(0.32)	0.43	0.62

Total from Investment Operations	(0.14)		0.45	0.24	1.03	1.23

LESS DISTRIBUTIONS FROM:
Net investment income	(0.50)		(0.52)	(0.62)	(0.57)	(0.41)
Net realized capital gains	(0.03)		(0.07)	(0.07)	(0.32)	(0.82)

Total Distributions	(0.53)		(0.59)	(0.69)	(0.89)	(1.23)

Net asset value, end of the period	$13.57		$14.24	$14.38	$14.83	$14.69

Total return	(1.06)%		3.37%	1.67%	7.38%	9.09%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$212,804		$202,989	$176,456	$141,695	$130,637
Net expenses	0.64	%(b)	0.63%	0.63%	0.63%	0.63%
Gross expenses	0.64%		0.63%	0.63%	0.63%	0.63%
Net investment income	3.77%		4.36%	3.91%	4.13%	4.34%
Portfolio turnover rate	30%		13%	6%	11%	17%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Effective July 1, 2020, the expense limit decreased from 0.95% to 0.70%.

51 |	See accompanying notes to financial statements.

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Income Fund—Class Y
	Year Ended September 30, 2020		Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$14.23		$14.38	$14.83	$14.69	$14.69

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.51		0.60	0.55	0.59	0.61
Net realized and unrealized gain (loss)	(0.66)		(0.17)	(0.32)	0.43	0.61

Total from Investment Operations	(0.15)		0.43	0.23	1.02	1.22

LESS DISTRIBUTIONS FROM:
Net investment income	(0.49)		(0.51)	(0.61)	(0.56)	(0.40)
Net realized capital gains	(0.03)		(0.07)	(0.07)	(0.32)	(0.82)

Total Distributions	(0.52)		(0.58)	(0.68)	(0.88)	(1.22)

Net asset value, end of the period	$13.56		$14.23	$14.38	$14.83	$14.69

Total return	(1.14)%		3.22%	1.66%	7.22%	9.00%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,774,113		$4,316,010	$5,118,016	$5,702,607	$5,350,759
Net expenses	0.72	%(b)	0.71%	0.71%	0.71%	0.71%
Gross expenses	0.72%		0.71%	0.71%	0.71%	0.71%
Net investment income	3.68%		4.28%	3.82%	4.04%	4.26%
Portfolio turnover rate	30%		13%	6%	11%	17%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Effective July 1, 2020, the expense limit decreased from 1.00% to 0.75%.

See accompanying notes to financial statements.	| 52

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Income Fund—Admin Class
	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016
Net asset value, beginning of the period	$14.20		$14.34		$14.79		$14.65		$14.66

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.44		0.53		0.48		0.52		0.53
Net realized and unrealized gain (loss)	(0.66)		(0.16)		(0.33)		0.43		0.61

Total from Investment Operations	(0.22)		0.37		0.15		0.95		1.14

LESS DISTRIBUTIONS FROM:
Net investment income	(0.42)		(0.44)		(0.53)		(0.49)		(0.33)
Net realized capital gains	(0.03)		(0.07)		(0.07)		(0.32)		(0.82)

Total Distributions	(0.45)		(0.51)		(0.60)		(0.81)		(1.15)

Net asset value, end of the period	$13.53		$14.20		$14.34		$14.79		$14.65

Total return	(1.64)%		2.78%		1.09%		6.79%		8.42%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$103,197		$121,903		$133,220		$142,871		$143,275
Net expenses	1.22	%(b)	1.20	%(c)	1.20	%(c)	1.19	%(d)	1.20	%(c)
Gross expenses	1.22%		1.20	%(c)	1.20	%(c)	1.19	%(d)	1.20	%(c)
Net investment income	3.19%		3.80%		3.33%		3.57%		3.76%
Portfolio turnover rate	30%		13%		6%		11%		17%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Effective July 1, 2020, the expense limit decreased from 1.50% to 1.25%.
(c)	Includes refund of prior year service fee of 0.01%.
(d)	Includes refund of prior year service fee of 0.02%.

53 |	See accompanying notes to financial statements.

Notes to Financial Statements

September 30, 2020

1.  Organization.  Loomis Sayles Funds II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Growth Fund (the “Growth Fund”)

Loomis Sayles Strategic Income Fund (the “Strategic Income Fund”)

Each Fund is a diversified investment company.

Growth Fund was closed to new investors effective April 28, 2017. Growth Fund offers Class A, Class C, Class N, and Class Y shares to defined contribution and defined benefit plans, clients of registered investment advisers and registered representatives trading through intermediary programs/platforms on which the Fund is already available and existing shareholders. Strategic Income Fund offers Class A, Class C, Class N, Class Y and Admin Class shares.

Class A shares are sold with a maximum front-end sales charge of 5.75% for Growth Fund and 4.25% for Strategic Income Fund. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for ten years (at which point they automatically convert to Class A shares) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts as outlined in the relevant Funds’ prospectus. Admin Class shares do not pay a front-end sales charge or a CDSC, but do pay a Rule 12b-1 fee. Admin Class shares are offered exclusively through intermediaries.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and Natixis ETF Trust and Natixis ETF Trust II (“Natixis ETF Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A, Class C and Admin Class), and transfer agent fees are borne collectively for Class A, Class C, Class Y, and Admin Class and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net

| 54

Notes to Financial Statements (continued)

September 30, 2020

assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

55 |

Notes to Financial Statements (continued)

September 30, 2020

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Funds’ pricing policies and procedures.

As of September 30, 2020, securities held by Strategic Income Fund were fair valued as follows:

Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
$67,661,488	1.1%	$26,283,040	0.4%

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

| 56

Notes to Financial Statements (continued)

September 30, 2020

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

For the year ended September 30, 2020, the amount of income available to be distributed by Strategic Income Fund has been reduced by $29,222,029 as a result of losses arising from changes in exchange rates.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2020

57 |

Notes to Financial Statements (continued)

September 30, 2020

and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

e.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as distribution redesignations, defaulted and/or non-income producing securities, foreign currency gains and losses, premium amortization, convertible bonds, paydown gains and losses, partnership basis adjustments, corporate actions, contingent payment debt instruments, return of capital distributions received, capital gain distributions received, trust preferred securities and deferred Trustees’ fees. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to corporate actions, deferred Trustees’ fees, wash sales, premium amortization, return of capital distributions received, trust preferred securities, defaulted and/or non-income producing securities, contingent payment debt instruments, partnership basis adjustments, foreign currency gains and

| 58

Notes to Financial Statements (continued)

September 30, 2020

losses, paydown gains and losses, capital gain distributions received and convertible bonds. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2020 and 2019 were as follows:

	2020 Distributions Paid From:			2019 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Growth Fund	$44,589,045	$207,940,673	$252,529,718	$44,783,074	$359,635,192	$404,418,266
Strategic Income Fund	222,956,339	11,005,230	233,961,569	263,812,130	37,679,164	301,491,294

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of September 30, 2020, the components of distributable earnings on a tax basis were as follows:

	Growth Fund	Strategic Income Fund
Undistributed ordinary income	$24,501,470	$16,220,290
Undistributed long-term capital gains	484,020,341	—

Total undistributed earnings	508,521,811	16,220,290

Capital loss carryforward:
Long-term:
No expiration date	—	(96,389,024)

Unrealized appreciation (depreciation)	4,887,576,408	(657,548,126)

Total accumulated earnings (losses)	$5,396,098,219	$(737,716,860)

59 |

Notes to Financial Statements (continued)

September 30, 2020

As of September 30, 2020, unrealized appreciation (depreciation) as a component of distributable earnings were as follows:

	Growth Fund	Strategic Income Fund
Unrealized appreciation (depreciation)
Investments	$4,887,576,408	$(193,460,877)
Foreign currency translations	—	(464,087,249)

Total unrealized appreciation (depreciation)	$4,887,576,408	$(657,548,126)

As of September 30, 2020, the tax cost of investments and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Growth Fund	Strategic Income Fund
Federal tax cost	$6,608,773,397	$6,650,144,657

Gross tax appreciation	$5,073,833,434	$654,391,142
Gross tax depreciation	(186,257,026)	(1,312,026,190)

Net tax appreciation (depreciation)	$4,887,576,408	$(657,635,048)

The difference between these amounts and those reported in the components of distributable earnings are primarily attributable to foreign currency mark-to-market.

f.  Senior Loans.  Strategic Income Fund may invest in senior loans to corporate, governmental or other borrowers. Senior loans, which include both secured and unsecured loans made by banks and other financial institutions to corporate customers, typically hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. Senior Loans can include term loans, revolving credit facility loans and second lien loans. A senior loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the senior loan, as specified in the loan agreement. Large loans may be shared or syndicated among several lenders. The Fund may enter into the primary syndicate for a loan or it may also purchase all or a portion of loans from other lenders (sometimes referred to as loan assignments), in either case becoming a direct lender. Senior loans outstanding at the end of the period are listed in the Fund’s Portfolio of Investments.

g.  Loan Participations.  A Fund’s investments in senior loans may be in the form of participations in loans. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters

| 60

Notes to Financial Statements (continued)

September 30, 2020

arising under the loan agreement. Thus, a Fund may be subject to credit risk from both the party from whom it purchased the loan participation and the borrower. Additionally, a Fund may have minimal control over the terms of any loan modification. Loan participations outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

There were no loan participations held by the Funds as of September 30, 2020.

h.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2020, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

i.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2020, neither Fund had loaned securities under this agreement.

61 |

Notes to Financial Statements (continued)

September 30, 2020

j.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

k.  New Accounting Pronouncement.  In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. An entity is permitted to early adopt any eliminated or modified disclosures upon issuance of the update and delay adoption of any new disclosures until the required effective date. Management has evaluated the impact of the adoption of ASU 2018-13 and has determined to early adopt the removal of (i) the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and (ii) the policy for timing of transfers between levels. Amended disclosures required and permitted for early adoption by ASU 2018-13 have been incorporated in the Funds’ annual financial statements as of September 30, 2020.

In March 2020, the FASB issued Accounting Standard Update 2020-04, Reference Rate Reform (Topic 848) (“ASU 2020-04”). In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of the London Interbank Offered Rate (“LIBOR”), which is expected to occur no later than December 31, 2021, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides temporary guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. ASU 2020-04 amendments offer optional expedients for contract modifications that would allow an entity to account for such modifications by prospectively adjusting the effective interest rate, instead of evaluating each contract, in accordance with existing accounting standards, as to whether reference rate modifications constitute the establishment of new contracts or the continuation of existing contracts. ASU 2020-04 amendments are currently effective and an entity may elect to apply its provisions as of any date from the beginning of an interim period that includes or is subsequent to March 12, 2020. No Fund contracts have yet been impacted by reference rate reform. Management expects to apply the optional expedients when appropriate.

| 62

Notes to Financial Statements (continued)

September 30, 2020

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. The Funds’ adviser may use internally developed models to validate broker-dealer bid prices that are only available from a single broker or market maker. Such securities are considered and classified as fair valued. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2020, at value:

Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$11,388,858,288	$—	$—	$11,388,858,288
Short-Term Investments	—	107,491,517	—	107,491,517

Total	$11,388,858,288	$107,491,517	$—	$11,496,349,805

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

63 |

Notes to Financial Statements (continued)

September 30, 2020

Strategic Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$—	$14,229,305	(b)(c)	$14,229,305
Finance Companies	2,344,959	323,720,695	—		326,065,654
All Other Non-Convertible Bonds(a)	—	4,332,995,954	—		4,332,995,954

Total Non-Convertible Bonds	2,344,959	4,656,716,649	14,229,305		4,673,290,913

Convertible Bonds
Oil Field Services	—	—	6,103,774	(d)	6,103,774
All Other Convertible Bonds(a)	—	299,724,347	—		299,724,347

Total Convertible Bonds	—	299,724,347	6,103,774		305,828,121

Municipals(a)	—	96,264,555	—		96,264,555

Total Bonds and Notes	2,344,959	5,052,705,551	20,333,079		5,075,383,589

Senior Loans
Construction Machinery	—	—	11,064,036	(d)	11,064,036
Technology	—	199,655	—		199,655

Total Senior Loans	—	199,655	11,064,036		11,263,691

Common Stocks
Chemicals	—	6,601,336	—		6,601,336
Oil Field Services	—	—	—	(c)	—
Oil, Gas & Consumable Fuels	13,209,886	1,127,515	100,378	(c)(d)	14,437,779
Specialty Retail	—	—	—	(c)	—
All Other Common Stocks(a)	669,138,378	—	—		669,138,378

Total Common Stocks	682,348,264	7,728,851	100,378		690,177,493

Preferred Stocks
Convertible Preferred Stocks
Energy	—	—	—	(c)	—
All Other Convertible Preferred Stocks(a)	24,081,010	—	—		24,081,010

Total Convertible Preferred Stocks	24,081,010	—	—		24,081,010

Non-Convertible Preferred Stocks
REITs - Office Property	—	1,995,000	—		1,995,000
REITs - Warehouse/Industrials	—	9,138,501	—		9,138,501
All Other Non-Convertible Preferred Stocks(a)	1,732,708	—	—		1,732,708

Total Non-Convertible Preferred Stocks	1,732,708	11,133,501	—		12,866,209

Total Preferred Stocks	25,813,718	11,133,501	—		36,947,219

| 64

Notes to Financial Statements (continued)

September 30, 2020

Strategic Income Fund (continued)

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3	Total
Closed-End Investment Companies	$1,474,642	$—	$—	$1,474,642
Warrants	—	5,921,575	—	5,921,575
Short-Term Investments	—	171,341,400	—	171,341,400

Total	$711,981,583	$5,249,030,533	$31,497,493	$5,992,509,609

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices ($5,214,453) or fair valued by the Fund’s adviser using a broker-dealer bid price provided by a single market maker ($9,014,852).
(c)	Includes a security fair valued at zero by the Fund’s adviser using Level 3 inputs.
(d)	Fair valued by the Fund’s adviser.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2019 and/or September 30, 2020:

Strategic Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2019		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Other	$23,351,916	(a)	$—	$616	$(16,860,948)	$1,891,721
Independent Energy	3,593,400	(a)	233,933	(10,511,986)	6,684,653	—
Convertible Bonds
Oil Field Services	—		38,716	—	(3,139,942)	9,205,000
Senior Loans
Construction Machinery	—		925,665	—	(7,840,687)	—
Common Stocks
Oil Field Services	—		—	—	(17,677,239)	17,677,239
Oil, Gas & Consumable Fuels	1,569	(a)	—	(3,016,862)	2,434,371	—
Specialty Retail	—	(a)	—	—	—	—
Preferred Stocks
Convertible Preferred Stocks
Energy	37,004,766		—	—	(53,586,992)	—

Total	$63,951,651		$1,198,314	$(13,528,232)	$(89,986,784)	$28,773,960

65 |

Notes to Financial Statements (continued)

September 30, 2020

Strategic Income Fund (continued)

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2020		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2020
Bonds and Notes
Non-Convertible Bonds
ABS Other	$(1,987,190)	$7,833,190	$—	$14,229,305	(a)	$(16,672,427)
Independent Energy	—	—	—	—		—
Convertible Bonds
Oil Field Services	—	—	—	6,103,774		(3,139,942)
Senior Loans
Construction Machinery	—	17,979,058	—	11,064,036		(7,840,687)
Common Stocks
Oil Field Services	—	—	—	—	(a)	(17,677,239)
Oil, Gas & Consumable Fuels	—	681,300	—	100,378	(a)	(582,491)
Specialty Retail	—	—	—	—	(a)	—
Preferred Stocks
Convertible Preferred Stocks
Energy	—	16,582,226	—	—	(a)	(53,586,992)

Total	$(1,987,190)	$43,075,774	$—	$31,497,493		$(99,499,778)

(a)	Includes a security fair valued at zero by the Fund’s adviser using Level 3 inputs.

A debt security valued at $7,833,190 was transferred from Level 2 to Level 3 during the period ended September 30, 2020. At September 30, 2019, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2020, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security.

A debt security valued at $17,979,058 was transferred from Level 2 to Level 3 during the period ended September 30, 2020. At September 30, 2019, this security was valued at a bid price furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2020, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

| 66

Notes to Financial Statements (continued)

September 30, 2020

A common stock valued at $681,300 was transferred from Level 2 to Level 3 during the period ended September 30, 2020. At September 30, 2019, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2020, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service was unable to price the security.

A preferred stock valued at $7,427,418 was transferred from Level 1 to Level 3 during the period ended September 30, 2020. At September 30, 2019, this security was valued at the closing bid quotation in accordance with the Fund’s valuation policies. At September 30, 2020, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

A preferred stock valued at $9,154,808 was transferred from Level 2 to Level 3 during the period ended September 30, 2020. At September 30, 2019, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2020, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

4.  Purchases and Sales of Securities.  For the year ended September 30, 2020, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/ Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Growth Fund	$—	$—	$1,887,433,872	$2,081,138,762
Strategic Income Fund	1,592,880,484	553,753,044	604,967,995	1,126,770,706

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, LLC (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $200 million	Next $1.8 billion	Next $13 billion	Next $10 billion	Over $25 billion
Growth Fund	0.50%	0.50%	0.50%	0.50%	0.50%
Strategic Income Fund	0.65%	0.60%	0.55%	0.54%	0.53%

67 |

Notes to Financial Statements (continued)

September 30, 2020

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2021 for Growth Fund and until January 31, 2022 for Strategic Income Fund, may be terminated before then only with the consent of the Funds’ Board of Trustees and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended September 30, 2020 the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y	Admin Class
Growth Fund	1.25%	2.00%	0.95%	1.00%	—
Strategic Income Fund	1.00%	1.75%	0.70%	0.75%	1.25%

Prior to July 1, 2020, the expense limits as a percentage of average daily net assets under the expense limitation agreement for Strategic Income Fund were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y	Admin Class
Strategic Income Fund	1.25%	2.00%	0.95%	1.00%	1.50%

Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2020, the management fees for each Fund were as follows:

Fund	Gross Management Fees	Percentage of Average Daily Net Assets
Growth Fund	$49,236,330	0.50%
Strategic Income Fund	36,847,870	0.57%

| 68

Notes to Financial Statements (continued)

September 30, 2020

No expenses were recovered for either Fund during the year ended September 30, 2020 under the terms of the expense limitation agreements.

b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”), and Strategic Income Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

Under the Admin Class Plan, Strategic Income Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of Strategic Income Fund may pay Natixis Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

69 |

Notes to Financial Statements (continued)

September 30, 2020

For the year ended September 30, 2020, the service and distribution fees for each Fund were as follows:

	Service Fees			Distribution Fees
Fund	Class A	Class C	Admin Class	Class C	Admin Class
Growth Fund	$3,307,164	$309,234	$—	$927,702	$—
Strategic Income Fund	4,323,049	1,161,243	282,169	3,483,729	282,169

c.  Administrative Fees.  Natixis Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trusts and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2020, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Growth Fund	$4,349,704
Strategic Income Fund	2,869,683

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

| 70

Notes to Financial Statements (continued)

September 30, 2020

For the year ended September 30, 2020, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Growth Fund	$7,163,210
Strategic Income Fund	4,899,572

As of September 30, 2020, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Growth Fund	$100,143
Strategic Income Fund	57,871

Sub-transfer agent fees attributable to Class A, Class C, Class Y, and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended September 30, 2020, were as follows:

Fund	Commissions
Growth Fund	$69,465
Strategic Income Fund	79,913

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $369,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $199,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee, the chairperson of the Audit Committee and the chairperson of the Governance Committee each receive an additional retainer fee at the annual rate of $20,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000

71 |

Notes to Financial Statements (continued)

September 30, 2020

for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2020, the Chairperson of the Board received a retainer fee at the annual rate of $360,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $190,000, and the chairperson of the Governance Committee received an additional retainer fee at the annual rate of $15,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trust.

g.  Affiliated Ownership.  As of September 30, 2020, Loomis Sayles Funded Pension Plan and Trust and Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of the Growth Fund representing 0.14% and 0.69%, respectively, of the Fund’s net assets.

h.  Affiliated Transactions.  As a result of a business restructuring, Strategic Income Fund received common shares of Bellatrix Exploration Ltd. (the “Company”) constituting more than 5% of the voting securities of the Company. As such, the Company was considered to be an affiliate at September 30, 2019. These securities were written-off as worthless during the year ended September 30, 2020. Similarly, as a result of a business restructuring, the Fund received common shares of Pioneer Energy Services Corp. (the “Company”) constituting more than 5% of the voting securities of the Company. As such,

| 72

Notes to Financial Statements (continued)

September 30, 2020

the Company is considered to be an affiliate at September 30, 2020. A summary of affiliated transactions for the year ended September 30, 2020, is as follows:

	Beginning Value	Purchase Cost	Sales Proceeds	Accrued Discounts (Premiums)
Bellatrix Exploration Ltd., 8.500%	$3,593,400	$—	$—	$16,926
Bellatrix Exploration Ltd., 12.500% (9.500% PIK, 3.000% Cash)	—	—	—	217,007
Bellatrix Exploration Ltd.	—	—	—	—
Pioneer Energy Services Corp., 5.000% PIK or 5.000% Cash	—	9,205,000	—	38,716
Pioneer Energy Services Corp.	—	17,677,239	—	—

	$3,593,400	$26,882,239	$—	$272,649

	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Ending Value	Investment Income
Bellatrix Exploration Ltd., 8.500%	$(5,893,816)	$2,283,490	$—	$—
Bellatrix Exploration Ltd., 12.500% (9.500% PIK, 3.000% Cash)	(4,618,170)	4,401,163	—	—
Bellatrix Exploration Ltd.	(3,016,862)	3,016,862	—	—
Pioneer Energy Services Corp., 5.000% PIK or 5.000% Cash	—	(3,139,942)	6,103,774	168,445
Pioneer Energy Services Corp.	—	(17,677,239)	—	—

	$(13,528,848)	$(11,115,666)	$6,103,774	$168,445

6.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C, Class Y and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended September 30, 2020, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y	Admin Class
Growth Fund	$1,116,452	$104,493	$3,281	$6,612,769	$—
Strategic Income Fund	1,428,586	383,849	3,349	3,308,771	93,237

73 |

Notes to Financial Statements (continued)

September 30, 2020

7.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and certain other legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees and/or miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

For the year ended September 30, 2020, neither Fund had borrowings under this agreement.

8.  Risk.  Strategic Income Fund’s investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Global markets have experienced periods of high volatility triggered by the ongoing public health emergency known as coronavirus (“Covid-19”). As the situation continues, the extent and duration of the impact that the Covid-19 outbreak may have on financial markets and the economy as a whole remains highly uncertain. If the effects of the Covid-19 outbreak on financial markets and the economy continue for an extended period of time, the Funds’ future financial and investment results may be adversely affected.

9.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2020, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

	Number of 5% Account Holders	Percentage of Ownership
Growth Fund	4	41.64%

| 74

Notes to Financial Statements (continued)

September 30, 2020

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Fund does not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

10.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2020		Year Ended September 30, 2019
Growth Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	17,054,510	$295,932,287	19,091,773	$297,048,970
Issued in connection with the reinvestment of distributions	1,535,788	26,261,967	3,582,164	47,177,097
Redeemed	(25,287,462)	(430,112,221)	(12,138,033)	(185,450,226)

Net change	(6,697,164)	$(107,917,967)	10,535,904	$158,775,841

Class C
Issued from the sale of shares	1,233,665	$19,482,505	1,154,714	$15,338,399
Issued in connection with the reinvestment of distributions	120,727	1,870,055	332,911	3,998,270
Redeemed	(2,748,722)	(44,108,509)	(2,056,040)	(28,433,099)

Net change	(1,394,330)	$(22,755,949)	(568,415)	$(9,096,430)

Class N
Issued from the sale of shares	17,025,202	$315,167,287	8,887,567	$147,132,489
Issued in connection with the reinvestment of distributions	728,950	13,354,361	2,024,898	28,510,563
Redeemed	(17,501,743)	(331,093,667)	(43,548,774)	(706,227,218)

Net change	252,409	$(2,572,019)	(32,636,309)	$(530,584,166)

Class Y
Issued from the sale of shares	129,418,130	$2,410,503,407	117,111,537	$1,914,578,957
Issued in connection with the reinvestment of distributions	8,337,704	152,830,107	16,819,594	236,988,075
Redeemed	(127,998,579)	(2,403,446,308)	(111,406,135)	(1,805,455,678)

Net change	9,757,255	$159,887,206	22,524,996	$346,111,354

Increase (decrease) from capital share transactions	1,918,170	$26,641,271	(143,824)	$(34,793,401)

75 |

Notes to Financial Statements (continued)

September 30, 2020

10.  Capital Shares (continued).

	Year Ended September 30, 2020		Year Ended September 30, 2019
Strategic Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	32,299,438	$444,080,248	27,644,005	$388,066,928
Issued in connection with the reinvestment of distributions	3,167,184	43,610,276	3,733,655	52,153,952
Redeemed	(40,330,246)	(554,003,991)	(40,562,001)	(568,498,683)

Net change	(4,863,624)	$(66,313,467)	(9,184,341)	$(128,277,803)

Class C
Issued from the sale of shares	1,902,282	$26,312,714	2,930,132	$41,347,083
Issued in connection with the reinvestment of distributions	600,408	8,382,443	1,354,833	19,052,625
Redeemed	(29,280,757)	(408,234,280)	(36,710,107)	(519,364,178)

Net change	(26,778,067)	$(373,539,123)	(32,425,142)	$(458,964,470)

Class N
Issued from the sale of shares	8,682,262	$119,974,137	5,710,006	$80,153,591
Issued in connection with the reinvestment of distributions	464,321	6,391,355	502,914	7,022,689
Redeemed	(7,719,864)	(106,340,515)	(4,226,437)	(59,477,704)

Net change	1,426,719	$20,024,977	1,986,483	$27,698,576

Class Y
Issued from the sale of shares	85,620,721	$1,132,582,915	60,558,641	$847,970,819
Issued in connection with the reinvestment of distributions	8,028,339	110,319,204	10,011,095	139,677,190
Redeemed	(118,624,705)	(1,608,285,687)	(123,342,737)	(1,721,792,645)

Net change	(24,975,645)	$(365,383,568)	(52,773,001)	$(734,144,636)

Admin Class
Issued from the sale of shares	1,076,312	$15,079,460	1,029,988	$14,399,151
Issued in connection with the reinvestment of distributions	252,576	3,465,330	293,184	4,080,471
Redeemed	(2,287,176)	(30,910,379)	(2,027,234)	(28,358,878)

Net change	(958,288)	$(12,365,589)	(704,062)	$(9,879,256)

Decrease from capital share transactions	(56,148,905)	$(797,576,770)	(93,100,063)	$(1,303,567,589)

| 76

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Loomis Sayles Funds II and Shareholders of Loomis Sayles Strategic Income Fund and Loomis Sayles Growth Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles Strategic Income Fund and Loomis Sayles Growth Fund (two of the funds constituting Loomis Sayles Funds II, hereafter collectively referred to as the “Funds”) as of September 30, 2020, the related statements of operations for the year ended September 30, 2020, the statements of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2020 and each of the financial highlights for each of the five years in the period ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

November 20, 2020

We have served as the auditor of one or more investment companies in the Natixis Investment Company Complex since at least 1995. We have not determined the specific year we began serving as auditor.

77 |

2020 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2020, a percentage of dividends distributed by the Funds listed below qualifies for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Growth Fund	100.00%
Strategic Income Fund	14.66%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2020, unless subsequently determined to be different.

Fund	Amount
Growth Fund	$207,940,673
Strategic Income Fund	11,005,230

Qualified Dividend Income.  For the fiscal year ended September 30, 2020, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2020, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Growth Fund
Strategic Income Fund

| 78

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds II (the “Trust”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	54 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Chairperson of Governance Committee and Audit Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	54 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

79 |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired;	54 Director of Triumph Group (aerospace industry)	Significant experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of Contract Review Committee	Retired	54 Director of Abt Associates Inc. (research and consulting); Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

| 80

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts	54 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member and Governance Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	54 Director, Sterling Bancorp (bank)	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

81 |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	54 Director, FutureFuel.io (chemicals and biofuels)	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	54 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Retired	54 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

| 82

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance); formerly, President of Urban Strategy America Fund (real estate fund manager)	54 Trustee, Eastern Bank (bank); formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)	Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Audit Committee and Governance Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	54 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

83 |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	54 None	Significant experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	54 None	Significant experience on the Board; experience as President and Chief Executive Officer of Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Mr. Drucker was appointed to serve an additional one year term as the Chairperson of the Board on June 12, 2019.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis ETF Trust and Natixis ETF Trust II (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

| 84

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds I and Loomis Sayles Funds II	Since 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer Chief Compliance Officer and Anti-Money Laundering Officer	Since 2016 Since 2020	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

85 |

Annual Report

September 30, 2020

Loomis Sayles Core Plus Bond Fund

Loomis Sayles Global Allocation Fund

IMPORTANT NOTICE TO SHAREHOLDERS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you wish to continue receiving paper copies of your shareholder reports after January 1, 2021, you can inform the Fund at any time by calling 1-800-225-5478. If you hold your account with a financial intermediary and you wish to continue receiving paper copies after January 1, 2021, you should call your financial intermediary directly. Paper copies are provided free of charge, and your election to receive reports in paper will apply to all funds held with the Natixis Funds complex. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You currently may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at www.icsdelivery.com/natixisfunds.

LOOMIS SAYLES CORE PLUS BOND FUND

Managers	Symbols

Ian Anderson	Class A NEFRX

Peter W. Palfrey, CFA®	Class C NECRX

Richard G. Raczkowski	Class N NERNX

Barath Sankaran, CFA®	Class Y NERYX

Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks high total investment return through a combination of current income and capital appreciation.

Market Conditions

The global fixed-income market produced solid gains to finish the fiscal year, continuing its recovery since the turmoil of late March, albeit at a slower pace compared to the second quarter. Investors appeared confident that the US Federal Reserve (Fed) and other global central banks would keep interest rates low indefinitely in response to the growth slowdown caused by Covid-19. Most notably, the Fed formally adopted a new policy regime known as Flexible Average Inflation Targeting at this year’s Jackson Hole conference. Under this new approach, a 2% inflation rate is no longer the Fed’s implicit ceiling, but rather now clearly defined as its long-term average target. This shift implies that the Fed could keep interest rates low for an extended period even if inflation begins to tick up above the average inflation target. Together, these factors helped US Treasuries hold on to their gains from the first half of the year. The credit-sensitive segments of the market also performed well, as the combination of improving economic data and apparent progress toward a coronavirus vaccine helped support investors’ appetite for risk. However, the markets remained on edge as the period drew to a close, due to uncertainties surrounding the US elections, the continued spread of Covid-19, and the expected magnitude of the economic recovery in 2021.

US Treasuries posted narrow gains but finished with the weakest performance among the major bond market segments. Treasuries entered the quarter at historically low yields due to their significant rally earlier in the year. (Prices and yields move in opposite directions.) With little in the way of additional negative news to fuel a renewed “flight to quality,” Treasuries largely traded sideways in a tight range. As a result, the yield on the bellwether 10-year note finished the quarter little changed from the level at which it closed on June 30.

Investment-grade corporates performed well thanks to the combination of a benign rate environment and a persistent demand for yield. In addition, investors appeared confident that the Fed would continue to backstop the corporate bond market through direct purchases if necessary.

During the quarter, asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) outperformed Treasuries as securitized credit sectors continued to recover. Agency mortgage-backed securities (MBS) underperformed duration-matched

1 |

Treasuries for the period. Total returns for securitized assets were positive on the quarter as demand for yield drove spreads tighter.

High yield bonds outpaced investment-grade corporates in the quarter, as the generally favorable investment backdrop encouraged investors to take on higher risk in search of more attractive yields. Oil prices recovered from their April lows, which proved to be supportive for the many distressed energy issuers in the category.

Emerging market debt was one of the stronger performing major fixed-income categories in the quarter, partially due to weakness in the US dollar. The category’s outperformance occurred despite rising economic uncertainty in Brazil and a sharp decline in the Turkish lira. The strength in emerging market bonds in the face of these potential headwinds helps illustrate the extent of investors’ thirst for yield.

Performance Results

For the 12 months ended September 30, 2020, Class Y shares of the Loomis Sayles Core Plus Bond Fund returned 8.87% at net asset value. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 6.98%.

Explanation of Fund Performance

The Fund’s overweight to US investment grade corporate bonds, paired with strong security selection within the sector, was the largest contributor to relative return over the 12-month period. An out-of-benchmark allocation to high yield corporate bonds also benefited performance relative to the benchmark. The Fund’s slightly above-benchmark stance with respect to duration (and corresponding sensitivity to changes in interest rates) generated excess returns as Treasury yields declined over the period. Finally, allocations to and selection within securitized agency sectors, most notably pass-through MBS, boosted return over the period. On the downside, security selection within non-securitized US agency issues hindered relative performance for the 12-month period. The Fund’s allocation to floating rate bank loans acted as a constraint on performance, and an underweight to US Treasuries also weighed on relative performance as Treasury yields declined notably over the period.

Outlook

We expect the Federal Reserve’s fed funds rate to remain unchanged at the zero lower bound and the front end of the Treasury yield curve to remain anchored for the foreseeable future. We do not anticipate the Fed bringing rates into negative territory on the view that negative policy rates are broadly disruptive to a nation’s financial system. We believe US Treasury yields will trade in a fairly tight range through the US presidential election date, but may respond more acutely in the days following depending on the result and whether the result is contested. Once the results are determined, however, we see more potential for yields to rise as we move through 2021. In particular, improving prospects for a vaccine rollout could be a catalyst for rising intermediate and longer maturity Treasury yields, while the front end remains anchored. With the demand side of the equation improving, we believe there will likely be pockets of inflation as supply remains disrupted and we continue to see ultra-accommodative monetary policy and ample fiscal support.

| 2

LOOMIS SAYLES CORE PLUS BOND FUND

Our base case expectation is that we are in the credit repair phase of the credit cycle1 and are starting to push towards recovery in some segments of the US economy. Credit sector valuations have trended toward levels observed prior to the first quarter of 2020, but still present a potential opportunity to obtain an attractive yield advantage over duration-matched government bonds. We believe corporate credit spreads may continue to tighten, albeit much more gradually than what we saw in the second quarter. Despite the weakened fundamental picture in the post-Covid environment, we believe corporate credit remains supported by a strong technical backdrop headlined by committed central bank support and strong investor demand for incremental yield.

We are favoring sectors offering higher yield potential than Treasuries and remain underweight in government bonds given the low yield environment. In particular, investment grade and high yield corporate credit risk was dramatically increased at significantly cheaper levels during the peak of the Covid-induced selloff in risk assets. However, as valuations move closer to what we consider to be “fair value,” we have become more selective in adding to these exposures, and have started to cull those industries and issuers that we believe now offer less incremental value. We continue to participate in attractive new issues and may also look for swap opportunities along an individual issuer’s credit curve.

Currently, our overall portfolio credit quality is A1 with half of the portfolio remaining in AAA issues. Holdings in nominal Treasuries continue to be underweight on both a market value and contribution-to-duration basis (duration is a measure of sensitivity to changes in interest rates). Within securitized assets, we continue to be underweight in agency mortgage-backed securities, marginally overweight to agency commercial mortgage-backed securities, and continue to maintain an overweight to high-quality asset-backed securities. With respect to investment grade corporate credit, we have moved from a pre-Covid underweight position to an overweight position.

We continue to favor long Treasury inflation-protected securities (TIPS) as an alternative to long nominal Treasuries. We presently have an approximately 2% market value allocation to long TIPS, which is down significantly from earlier this year, but still accounts for about 10% of our total duration contribution. We continue to consider our TIPS position to be a potentially valuable hedge against an eventual abatement in virus contagion fears and as inflation expectations trend back towards more normal levels.

In addition to TIPS, we currently have about a 6.5% allocation to fixed rate high yield corporate bonds, as well as a 2%–3% market weight target to floating rate bank loans. We continue to favor higher quality, shorter duration fixed rate high yield and secured higher quality bank loans as a potential source of front-end yield. This exposure is up meaningfully versus levels just prior to the downturn.

Our portfolio duration (which reflects price sensitivity to changes in interest rate expectations) is approximately 0.70 years longer than the benchmark on a nominal basis. However, our empirical duration is running 0.80 years shorter than the benchmark, largely due to our TIPS, high yield corporate and investment grade corporate exposures. Our overall shorter empirical duration will continue to be our bias with higher rates in the

3 |

future likely in a post-Covid environment in which vaccines are widely available. However, we are maintaining some long end nominal rate exposure, as well as real rate exposure, which we believe could provide protection should we enter a period of greater uncertainty.

Our non-US dollar exposure is approximately 1.8% of total market value, composed primarily of the Mexican peso and a small allocation to the Uruguayan peso. Our focus has been on more pro-cyclical economies and foreign currencies tied to trade with the US, where we can also seek a potential yield advantage versus what is available in the US dollar market.

During periods in which the US dollar appreciates relative to foreign currencies, funds that hold non-US-dollar-denominated bonds may realize currency losses in connection with the maturity or sale of certain bonds. These losses impact a fund’s ordinary income distributions (to the extent that losses are not offset by realized currency gains within the fund’s fiscal year). A recognized currency loss, in accordance with federal tax rules, decreases the amount of ordinary income a fund has available to distribute, even though these bonds continue to generate coupon income.

Fund officers have analyzed the fund’s current portfolio of investments, realized currency gains and losses, schedule of maturities, and the corresponding amounts of unrealized currency losses that may become realized during the current fiscal year. This analysis is performed regularly to determine how realized currency losses will impact periodic ordinary income distributions for the fund. Based on the most recent quarterly analysis (as of September 30, 2020), fund officers believe that realized currency losses will have an impact on the distributions in the 2021 fiscal year. This analysis is based on certain assumptions including, but not limited to, the level of foreign currency exchange rates, security prices, interest rates, the Fund adviser’s ability to manage realized currency losses, and the net asset level of the fund. Changes to these assumptions could materially impact the analysis and the amounts of future fund distributions. Fund officers will continue to monitor these amounts on a regular basis and take the necessary actions required to manage the fund’s distributions to address realized currency losses while seeking to avoid a return of capital distribution.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

| 4

LOOMIS SAYLES CORE PLUS BOND FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares3

September 30, 2010 to September 30, 2020

5 |

Average Annual Total Returns — September 30, 20203

				Life of	Expense Ratios[4]
	1 Year	5 Years	10 Years	Class N	Gross	Net

Class Y (Inception 12/30/94)
NAV	8.87%	5.70%	4.93%	—%	0.48%	0.48%

Class A (Inception 11/7/73)
NAV	8.60	5.42	4.67	—	0.73	0.73
With 4.25% Maximum Sales Charge	3.97	4.51	4.21	—

Class C (Inception 12/30/94)
NAV	7.83	4.65	3.88	—	1.48	1.48
With CDSC[1]	6.83	4.65	3.88	—

Class N (Inception 2/1/13)
NAV	8.95	5.79	—	4.10	0.39	0.39

Comparative Performance
Bloomberg Barclays U.S. Aggregate Bond Index[2]	6.98	4.18	3.64	3.46

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2

The Bloomberg Barclays U.S. Aggregate Bond Index is broad-based index that covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

| 6

LOOMIS SAYLES GLOBAL ALLOCATION FUND

Managers	Symbols

Daniel J. Fuss, CFA®, CIC	Class A LGMAX

Eileen N. Riley, CFA®	Class C LGMCX

David W. Rolley, CFA®	Class N LGMNX

Lee M. Rosenbaum	Class Y LSWWX

Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks high total investment return through a combination of capital appreciation and current income.

Market Conditions

Financial markets experienced significant volatility in the past year, as investors grappled with the uncertainty surrounding Covid-19. The bulk of the market disruptions occurred in February and March, when world governments first aimed to contain the virus by locking down broad swaths of their economies. Higher-risk assets were hit hard in the ensuing selloff, while demand for lower-risk investments surged.

The US Federal Reserve (Fed) sought to counter the extraordinary developments by cutting the Fed Funds rate to zero and reinstituting quantitative easing through the purchases of US Treasuries and mortgage-backed securities. The Fed revived lending facilities last used in 2008, such as the TALF (Term Asset-Backed Loan Facility), which is a funding backstop for the asset-backed securities market. The central bank also established facilities never used before, such as the Corporate Credit Facilities, which allowed the Fed to purchase corporate bond assets for the first time in its history. In conjunction with a $2.2 trillion stimulus package passed by the US Congress, the Fed’s response fueled an impressive recovery in higher-risk assets from late-March onward.

Global equity markets plunged in mid-February, as the coronavirus began to spread throughout the United States and Europe. Resulting uncertainty regarding the trajectory of economic growth and corporate earnings fueled largely indiscriminate selling across global equity markets in early spring. The downturn abated in late summer as lockdown restrictions were lifted and consumer confidence began to rise.

The ensuing rally allowed most major equity indices to close the period in positive territory, but returns among sectors were highly disparate. Gains were primarily driven by strength in mega-cap US technology stocks, leading to a wide performance advantage for the growth style over value, and for large-cap over small-cap.

In fixed income, investment-grade corporates were notable beneficiaries of rising risk appetite and investors’ demand for high-quality alternatives to low-yielding government debt. Despite their downturn in the February-March selloff, corporates outperformed the broader fixed-income market for the full 12-month period.

7  |

High-yield corporate bonds also delivered positive returns. The category was supported by hopes for an economic recovery, reduced investor risk aversion and general support from fiscal and monetary policy. However, high-yield issues trailed investment-grade securities. Lower-quality debt was generally harder hit in the downturn due to lower market liquidity and the effect of falling oil prices, weighing on return for the full period.

The uncertain environment worked to the benefit of US Treasuries due to their status as a relative “safe haven.” Longer duration (and thus more interest rate sensitive) bonds delivered particularly robust gains. The yield on the 10-year note fell to an all-time low in March and remained close to that level thereafter on expectations that the Fed would pursue its low-rate policy indefinitely. (Prices and yields move in opposite directions.)

Performance Results

For the 12 months ended September 30, 2020 Class Y shares of the Loomis Sayles Global Allocation Fund returned 13.70% at net asset value. The Fund outperformed its primary index, the MSCI All Country World Index (Net), which returned 10.44%. The Fund outperformed its secondary blended benchmark, the 60% MSCI All Country World Index (Net)/40% Bloomberg Barclays Global Aggregate Index, which returned 9.26%.

Explanation of Performance

In equities, the largest contributors to return were Amazon, Alibaba, and Danaher. Shares of Amazon outperformed as the Covid-19 pandemic brought in-person shopping to a virtual standstill in many geographies, driving an increase in e-commerce penetration from both existing users as well as new users. We believe e-commerce penetration will remain at these levels as economies re-open, from its superior shopping experience and the closure of some brick and mortar retail stores. We also believe the current environment will advance the cloud adoption curve, with companies moving increasing amounts of data to the cloud to facilitate a remote work environment.

Shares of Alibaba, a Chinese e-commerce company, have outperformed as the pandemic has accelerated adoption of e-commerce, mobile shopping, and payments globally. In China, Alibaba has seen a growth in its user base as well as product categories. Additionally, the announcement of the Ant Group (formerly Ant Financial) initial public offering will likely provide increased visibility into the company’s payment business and how it interacts with Alibaba’s platforms.

Shares of Danaher, a healthcare technology company, outperformed over the period. The company has transformed from a conglomerate focused on cyclical end markets to a life sciences industry leader focusing on high-growth markets with recurring revenue characteristics. A recent example is Cytiva, the life science business which Danaher purchased from General Electric. Danaher is also playing an important part in the global pandemic effort as technologies from its Cytiva and Pall subsidiaries are being used in human trials as part of Covid-19 vaccine efforts.

In fixed income, corporate credit allocation was a positive source of relative return during the period. Particularly helpful to performance were overweight allocations to the

| 8

LOOMIS SAYLES GLOBAL ALLOCATION FUND

insurance, capital goods, and communications sectors. The fiscal support and backstops from leading central banks and attractiveness of corporate yields benefited the asset class.

Allocations to the crossover space (corporate bonds with ratings straddling the investment grade and high yield categories) also contributed to relative performance. In particular, BBB and BB holdings aided results as they generally outpaced higher-grade names. Industries that were beaten down in March and April, such as oil, automotive and home construction, recovered and outperformed higher quality bonds. Optimism surrounding a Covid vaccine, the phased re-opening of economies, and the ongoing fiscal and monetary support buoyed risk appetite.

With respect to interest rate positioning, the Fund’s large allocation to the US dollar fixed income market, where starting yields were globally competitive and yields declined considerably over the period, contributed to performance.

In equities, the largest detractors from performance were Marriott, M&T Bank, and CBRE. Shares of Marriott International, a global hotelier, underperformed as the Covid-19 pandemic caused a steep drop in demand. We eliminated our position as the pandemic made it difficult to quantify the downside, particularly as the fall in demand was unprecedented.

M&T Bank is a New York-based regional bank, focusing on small and mid-size business customers. US bank shares have generally been weak on concerns that sustained low interest rates will put pressure on revenue and economic weakness will impact loan quality. M&T Bank has been especially hard-hit due to its exposure to New York City commercial real estate, which accounts for about 10% of its loan book. While M&T’s New York commercial real estate exposure is higher than competitors, we are confident that the exposure is manageable given M&T’s strong loan underwriting experience, as well as the high level of collateral that it holds on these loans. We have a high degree of conviction in M&T’s quality and medium-term growth prospects.

Shares of CBRE, a global real estate services firm, underperformed. We eliminated our position as we believe the pandemic will likely result in structural changes in commercial real estate use, as a greater proportion of employees continue to work remotely in a post-pandemic world. This shift would likely reduce real estate demand, particularly in central business districts, resulting in sharper and longer-lasting falls in office rents and prices than in a typical recession. The pandemic is also accelerating the decline in mall and street-based retail real estate demand. Given the uncertainty in medium-term demand for CBRE’s services, our conviction in the holding declined and we decided to sell the stock.

In fixed income, select emerging market currencies had a negative impact. In particular, bonds denominated in the Brazilian real weighed on performance due to a deteriorating economic outlook as well as a surge in coronavirus cases in the country. Bonds denominated in the Turkish lira and the Chilean peso also detracted as these currencies depreciated over the period versus the dollar.

9 |

Exposure to US retail issuers also weighed on performance given general weakness in the sector on the back of coronavirus-related shutdowns, supply chain disruptions, and declining traffic numbers.

Select positions within high yield corporate bonds detracted. Global demand for oil has tapered in major growth regions such as India and China while stagnating in the US.

Currency and yield curve markets experienced slightly higher levels of volatility in the period and this resulted in derivatives driving a higher than typical level of total return. Although in line with the returns posted by the underlying cash bond markets, the fund’s use of forward and duration positions in managing relative exposures increased the derivative contributions to total return.

Outlook

The shape of the economic recovery depends on the trajectory of Covid-19, much of which will be determined by progress toward an effective antiviral therapy, a successful vaccine, and/or widely accessible and accurate testing capabilities. While progress has indeed been made in all of these areas, outcomes are still challenging to predict with certainty. A recovery is also reliant on the scope of continued fiscal and monetary support, as well as other relief packages, in the US and globally. Thus, our focus remains on investing in companies we believe have the ability to successfully navigate the crisis and generate value over the longer-term.

In equities, some of our holdings have been beneficiaries of the disruption, notably e-commerce companies, those with cloud offerings, and an online connected fitness company. For these businesses, the pandemic has accelerated demand. Many of our companies have leveraged this period of disruption to reduce costs. Some have increased use of augmented reality and virtual reality technologies to perform virtual sales and service visits. Many companies are reducing (or assessing) their real estate footprints; we anticipate an increased percentage of the work force will be working-from-home for an extended period of time. Across the portfolio, companies are opportunistically shoring up their balance sheets to ready themselves for a longer period of uncertainty, and in some cases positioning themselves for potential attractive opportunities.

Volatility has created attractive entry points for a number of new holdings in various industries. Over the 12 months we have added a diverse group of technology names spanning digital payments, cloud storage and collaboration, and semiconductor equipment. We have selectively initiated positions in consumer-related names, focusing on best-in-class retailers with compelling value propositions and the growing online fitness industry. We continue to have no direct exposure to the energy or utilities sectors as we typically (and certainly currently) do not find many opportunities which meet our three performance drivers.

As uncertainty around the pandemic persists, global equities could be impacted further. There is also the potential for heightened volatility in the fourth quarter with the US presidential elections in November. However, we believe our equity securities have sustainable competitive advantages and strong balance sheets which will prove resilient. This is evidenced by the portfolio’s average return on equity, which is meaningfully higher

| 10

LOOMIS SAYLES GLOBAL ALLOCATION FUND

than the MSCI ACWI benchmark, and financial leverage which is significantly less than the benchmark by our measures . This should allow most of our holdings the flexibility to weather challenging environments, and quite possibly emerge stronger.

In fixed income, we see opportunity for credit spreads to tighten further, albeit at a more gradual pace than we saw in the second quarter of 2020. Corporate credit offers an attractive yield advantage and our base case is that we are in the credit repair phase of the credit cycle. The credit repair phase is typically characterized by companies fortifying their balance sheets, reducing leverage, and cutting costs. Despite the weakening fundamental picture, corporate credit remains supported by a strong technical backdrop headlined by committed central bank support.

We expect US Treasury yields to trade in a fairly tight range through the US presidential election and into year end. We see more potential for yields to rise as we move into 2021, especially in the intermediate and long portions of the yield curve (which depicts the relationship among bond yields across the maturity spectrum). Rising prospects for a vaccine rollout could be a catalyst for yields to rise, especially for longer maturities given our view that the Fed will maintain very low short rates for the foreseeable future.

The probability of a multi-year weak dollar regime is rising as we head through the credit repair phase of the cycle. We expect that the US output gap will remain large for another year, reinforcing the Fed’s commitment to keeping rates lower for longer. Against this backdrop, there is also the possibility that European macroeconomic indicators normalize more quickly, which would reinforce the probability of a more sustained period of dollar weakness.

Hypothetical Growth of $100,000 Investment in Class Y Shares4

September 30, 2010 through September 30, 2020

See notes to chart on page 13.

11 |

Top Ten Holdings as of September 30, 2020

	Security Name	% of Assets
1	Danaher Corp.	3.08%
2	Amazon.com, Inc.	2.99
3	Alibaba Group Holding Ltd., Sponsored ADR	2.79
4	MasterCard, Inc., Class A	2.55
5	IQVIA Holdings, Inc.	2.38
6	Roper Technologies, Inc.	2.38
7	Facebook, Inc., Class A	2.32
8	Linde PLC	2.24
9	S&P Global, Inc.	2.22
10	UnitedHealth Group, Inc.	2.15

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

| 12

Average Annual Total Returns — September 30, 20204

				Life of	Expense Ratios[5]
	1 Year	5 Years	10 Years	Class N	Gross	Net

Class Y (Inception 5/1/96)
NAV	13.70%	11.08%	9.42%	—%	0.91%	0.91%

Class A (Inception 2/1/06)
NAV	13.41	10.79	9.15	—	1.16	1.16
With 5.75% Maximum Sales Charge	6.89	9.48	8.50	—

Class C (Inception 2/1/06)
NAV	12.55	9.97	8.33	—	1.91	1.91
With CDSC[1]	11.55	9.97	8.33	—

Class N (Inception 2/1/17)
NAV	13.78	—	—	12.22	0.82	0.82

Comparative Performance
MSCI All Country World Index (Net)[2]	10.44	10.30	8.55	9.62
Blended Index[3]	9.26	7.96	6.24	7.96

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	The MSCI All Country World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

3

The Blended Index is an unmanaged, blended index composed of the following weights: 60% MSCI All Country World Index (Net) and 40% Bloomberg Barclays Global Aggregate Bond Index. The Bloomberg Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets. The four major components of this index are the U.S. Aggregate, the Pan-European Aggregate, the Asian-Pacific Aggregate, and the Canadian Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

13 |

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Fund’s website at im.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities the most recent 12-month period ended June 30 is available from the Fund’s website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Natixis Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

| 14

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectuses. The following examples are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2020 through September 30, 2020. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of the fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES CORE PLUS BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2020	ENDING ACCOUNT VALUE 9/30/2020	EXPENSES PAID DURING PERIOD* 4/1/2020 - 9/30/2020
Class A
Actual	$1,000.00	$1,067.30	$3.67
Hypothetical (5% return before expenses)	$1,000.00	$1,021.45	$3.59
Class C
Actual	$1,000.00	$1,062.90	$7.53
Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.36
Class N
Actual	$1,000.00	$1,069.20	$1.97
Hypothetical (5% return before expenses)	$1,000.00	$1,023.10	$1.92
Class Y
Actual	$1,000.00	$1,068.80	$2.38
Hypothetical (5% return before expenses)	$1,000.00	$1,022.70	$2.33

*

Expenses are equal to the Fund’s annualized expense ratio: 0.71%, 1.46%, 0.38% and 0.46% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

15 |

LOOMIS SAYLES GLOBAL ALLOCATION FUND	BEGINNING ACCOUNT VALUE 4/1/2020	ENDING ACCOUNT VALUE 9/30/2020	EXPENSES PAID DURING PERIOD* 4/1/2020 - 9/30/2020
Class A
Actual	$1,000.00	$1,247.90	$6.46
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81
Class C
Actual	$1,000.00	$1,243.00	$10.65
Hypothetical (5% return before expenses)	$1,000.00	$1,015.50	$9.57
Class N
Actual	$1,000.00	$1,249.80	$4.61
Hypothetical (5% return before expenses)	$1,000.00	$1,020.90	$4.14
Class Y
Actual	$1,000.00	$1,249.20	$5.06
Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.55

*

Expenses are equal to the Fund’s annualized expense ratio: 1.15%, 1.90%, 0.82% and 0.90% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

| 16

BOARD APPROVAL OF THE EXISTING

ADVISORY AGREEMENTS

The Board of Trustees of the Trusts (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser and Loomis Sayles Core Plus Bond Fund’s advisory administrator (the “Advisers”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ advisory fees to the fees charged to institutional accounts with similar strategies managed by the Advisers, if any, and to those of peer groups of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Advisers and (v) information obtained through the completion by the Advisers of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) each Fund’s investment objective and strategies and the size, education and experience of the Advisers’ investment staffs and their use of technology, external research and trading cost measurement tools, (ii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iii) the allocation of the Funds’ brokerage, if any, including, to the extent applicable, the use of “soft” commission dollars to pay for research and other similar services, (iv) the Advisers’ policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting and valuation, (v) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (vi) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Advisers.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and expense differentials against each Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other

17 |

representatives of the Advisers make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent Board or Committee presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings. These updates have increased in frequency during the Covid-19 crisis.

The Board most recently approved the continuation of the Agreements for a one-year period at its meeting held in June 2020. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Advisers and their affiliates to the Funds and the resources dedicated to the Funds by the Advisers and their affiliates.

The Trustees considered not only the advisory services provided by the Advisers to the Funds, but also the monitoring and oversight services provided by Natixis Advisors, L.P. (“Natixis Advisors”). They also considered the administrative and shareholder services provided by Natixis Advisors and its affiliates to the Funds. They also took into consideration increases in the services provided resulting from new regulatory requirements.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Advisers. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that measured the performance of the Funds on a risk adjusted basis.

| 18

The Board noted that, through December 31, 2019, each Fund’s one-, three- and five-year performance stated as percentile rankings within categories selected by the independent third-party data provider was as follows (where the best performance would be in the first percentile of its category):

	One-Year	Three-Year	Five-Year
Loomis Sayles Core Plus Bond Fund	64%	42%	52%
Loomis Sayles Global Allocation Fund	6%	1%	1%

In the case of a Fund that had performance that lagged that of a relevant category median as determined by the independent third party for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Advisers that were reasonable and consistent with the Fund’s investment objective and policies and (2) that the Fund’s more recent performance has been stronger relative to its category. The Board also considered information about the Funds’ more recent performance, including how that performance had been impacted by the Covid-19 crisis.

The Trustees also considered the Advisers’ performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Advisers to Trustee concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Advisers and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory and administrative services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Advisers to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets, the greater regulatory costs associated with the management of such assets, and the entrepreneurial, regulatory and other risks associated with sponsoring and managing mutual funds. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Advisers to offer competitive compensation and the potential need to expend additional resources to the extent the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of

19 |

advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that the Funds have expense caps in place, and that the current expenses were below their caps. They also considered the material terms of the Fund’s expense cap agreement. They further noted that management had proposed to reduce the expense cap for Loomis Sayles Core Plus Bond Fund on all share classes, effective as of July 1, 2020. The Trustees also noted that the total advisory fee rate for each Fund was at the median of its peer group of funds.

The Trustees also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Advisers’ and their affiliates’ relationships with the Funds, and information about how expenses are determined and allocated for purposes of profitability calculations. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Funds, the expense levels of the Funds, whether the Advisers had implemented breakpoints and/or expense caps with respect to such Funds and the overall profit margin of Natixis Investment Managers compared to that of certain other investment managers for which such data was available.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Advisers and their affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense caps. The Trustees also considered management’s explanation of the factors that are taken into account with respect to the implementation of breakpoints in investment advisory fees or expense caps. With respect to economies of scale, the Trustees noted that each of the Funds had breakpoints in its advisory fee and that each of the Funds was subject to an expense cap. The Trustees also considered management’s proposal to reduce the expense cap for Loomis Sayles Core Plus Bond Fund. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and on a relative basis) and the profitability to the Advisers and their affiliates of their relationships with the Funds, as discussed above. The Trustees also considered that the Funds have benefitted from the substantial reinvestment each Adviser has made into its business.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

| 20

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events, including but not limited to the Covid-19 crisis, on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates were providing to the Funds.

•

So-called “fallout benefits” to the Advisers, such as the engagement of affiliates of the Advisers to provide distribution and administrative services to the Funds, and the benefits of research made available to the Advisers by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Advisers. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing Agreements should be continued through June 30, 2021.

21 |

Liquidity Risk Management Program

Annual Report for the Period Commencing on December 1, 2018 and ending December 31, 2019 (including updates through September 30, 2020)

Effective December 1, 2018, the Funds adopted a liquidity risk management program (the “Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Rule”). The Rule requires registered open-end funds, including mutual funds and exchange-traded funds to establish liquidity risk management programs in order to effectively manage fund liquidity and mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the Funds to assess, manage and review their liquidity risk considering applicable factors during normal and foreseeable stressed conditions. In fulfilling this requirement, each Fund assesses and reviews (where applicable and amongst other matters) its investment strategy, portfolio holdings, possible investment concentrations, use of derivatives, short-term and long-term cash flow projections, use of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Each Program has established a Program Administrator which is the adviser of the Fund.

In accordance with the Program, each of the Funds’ portfolio investments is classified into one of four liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

Each Fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. If a Fund does not hold a majority of highly liquid investments in its portfolio, then the Fund is required to establish a highly liquid investment minimum (“HLIM”). Loomis Sayles Core Plus Bond Fund has established an HLIM.

During the period from December 1, 2018 to December 31, 2019, there were no material changes to the Program and no material events that impacted the operation of the Funds’ Programs. During the period, the Funds held sufficient liquid assets to meet redemptions on a timely basis and did not have any HLIM or illiquid security violations during the period.

During the period January 1, 2020 through September 30, 2020, the Funds held sufficient liquid assets to meet redemptions on a timely basis and did not have any HLIM or illiquid security violations.

Annual Program Assessment and Conclusion

In the opinion of the Program Administrator, the Program of each Fund approved by the Funds’ Board has been implemented effectively. The Program Administrator has also monitored, assessed and managed each Fund’s liquidity risk regularly and has determined that the Program is operating effectively.

Pursuant to the Rule’s requirements, the Board has received and reviewed a written report prepared by each Fund’s Program Administrator that addressed the operation of the Program, assessed its adequacy and effectiveness and described any material changes made to the Program.

| 22

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Core Plus Bond Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 89.0% of Net Assets
Non-Convertible Bonds — 88.8%
	ABS Car Loan — 0.7%
$11,349,000	Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 2.990%, 6/20/2022, 144A	$11,440,396
14,245,000	Avis Budget Rental Car Funding AESOP LLC, Series 2016-2A, Class A, 2.720%, 11/20/2022, 144A	14,457,504
9,825,000	Avis Budget Rental Car Funding AESOP LLC, Series 2017-1A, Class A, 3.070%, 9/20/2023, 144A	10,073,071
4,732,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-1A, Class A, 3.450%, 3/20/2023, 144A	4,842,289
7,691,697	CarMax Auto Owner Trust, Series 2019-4, Class A2A, 2.010%, 3/15/2023	7,751,935
7,058,000	Credit Acceptance Auto Loan Trust, Series 2017-3A, Class B, 3.210%, 8/17/2026, 144A	7,090,924
3,205,779	Santander Drive Auto Receivables Trust, Series 2018-2, Class C, 3.350%, 7/17/2023	3,242,969
2,350,000	Santander Drive Auto Receivables Trust, Series 2019-3, Class A3, 2.160%, 11/15/2022	2,359,512

		61,258,600

	ABS Credit Card — 0.1%
10,552,000	World Financial Network Credit Card Master Trust, Series 2016-A, Class A, 2.030%, 4/15/2025	10,657,512

	ABS Home Equity — 1.1%
1,705,593	Bayview Koitere Fund Trust, Series 2017-SPL3, Class A, 4.000%, 11/28/2053, 144A(a)	1,775,817
2,138,733	Bayview Opportunity Master Fund IVa Trust, Series 2016-SPL1, Class A, 4.000%, 4/28/2055, 144A	2,196,552
1,226,247	Bayview Opportunity Master Fund IVa Trust, Series 2017-RT1, Class A1, 3.000%, 3/28/2057, 144A(a)	1,257,587
6,567,657	Bayview Opportunity Master Fund IVa Trust, Series 2017-RT5, Class A, 3.500%, 5/28/2069, 144A(a)	6,795,801
3,766,958	Bayview Opportunity Master Fund IVa Trust, Series 2017-SPL1, Class A, 4.000%, 10/28/2064, 144A(a)	3,916,689
1,541,848	Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL2, Class A, 4.000%, 6/28/2054, 144A(a)	1,582,979
5,508,713	CoreVest American Finance Trust, Series 2019-3, Class A, 2.705%, 10/15/2052, 144A	5,713,562
27,373	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(a)(b)(c)	27,065
23,033,673	Invitation Homes Trust, Series 2018-SFR2, Class A, 1-month LIBOR + 0.900%, 1.052%, 6/17/2037, 144A(d)	22,990,393
6,379,100	Lanark Master Issuer PLC, Series 2019-1A, Class 1A1, 3-month LIBOR + 0.770%, 1.026%, 12/22/2069, 144A(d)	6,387,431
1,417,875	Mill City Mortgage Loan Trust, Series 2016-1, Class A1, 2.500%, 4/25/2057, 144A(a)	1,437,202
5,200,384	Onslow Bay Financial LLC, Series 2018-EXP1, Class 1A3, 4.000%, 4/25/2048, 144A(a)	5,408,800

23 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$1,482,395	Sequoia Mortgage Trust, Series 2017-CH1, Class A1, 4.000%, 8/25/2047, 144A(a)	$1,534,018
1,068,352	Sequoia Mortgage Trust, Series 2017-CH2, Class A10, 4.000%, 12/25/2047, 144A(a)	1,075,693
3,328,656	Sequoia Mortgage Trust, Series 2018-CH1, Class A1, 4.000%, 2/25/2048, 144A(a)	3,408,558
6,751,714	Sequoia Mortgage Trust, Series 2018-CH3, Class A2, 4.000%, 8/25/2048, 144A(a)	6,942,250
1,454,000	Towd Point Mortgage Trust, Series 2015-1, Class A5, 3.660%, 10/25/2053, 144A(a)	1,530,926
2,916,031	Towd Point Mortgage Trust, Series 2015-2, Class 1A12, 2.750%, 11/25/2060, 144A(a)	2,946,340
4,763,689	Towd Point Mortgage Trust, Series 2015-4, Class M2, 3.750%, 4/25/2055, 144A(a)	5,127,934
3,759,327	Towd Point Mortgage Trust, Series 2016-2, Class A1A, 2.750%, 8/25/2055, 144A(a)	3,853,506
5,712,060	Towd Point Mortgage Trust, Series 2016-2, Class M2, 3.000%, 8/25/2055, 144A(a)	6,007,664
10,281,531	Towd Point Mortgage Trust, Series 2018-3, Class A1, 3.750%, 5/25/2058, 144A(a)	11,120,481

		103,037,248

	ABS Student Loan — 0.0%
4,229,000	SoFi Professional Loan Program Trust, Series 2020-A, Class A2FX, 2.540%, 5/15/2046, 144A	4,389,097

	ABS Whole Business — 0.3%
17,992,598	Coinstar Funding LLC, Series 2017-1A, Class A2, 5.216%, 4/25/2047, 144A	17,071,342
13,471,080	Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2I, 4.262%, 9/05/2048, 144A	13,473,640

		30,544,982

	Aerospace & Defense — 1.3%
18,782,000	Boeing Co. (The), 5.705%, 5/01/2040	22,142,519
18,792,000	Boeing Co. (The), 5.805%, 5/01/2050	22,734,188
3,595,000	Boeing Co. (The), 5.930%, 5/01/2060	4,449,313
874,000	Bombardier, Inc., 5.750%, 3/15/2022, 144A	846,906
14,175,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	13,608,000
1,813,000	General Dynamics Corp., 4.250%, 4/01/2050	2,367,874
4,685,000	Huntington Ingalls Industries, Inc., 4.200%, 5/01/2030, 144A	5,377,416
13,257,000	Raytheon Technologies Corp., 2.250%, 7/01/2030	14,021,093
29,465,000	Textron, Inc., 3.000%, 6/01/2030	31,034,155

		116,581,464

	Agency Commercial Mortgage-Backed Securities — 1.4%
5,968,533	Federal National Mortgage Association, Series 2015-M17, Class A2, 3.014%, 11/25/2025(a)	6,541,285
19,323,414	Federal National Mortgage Association, Series 2017-M14, Class A2, 2.972%, 11/25/2027(a)	21,783,416

See accompanying notes to financial statements.	| 24

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Agency Commercial Mortgage-Backed Securities — continued
$1,575,872	Federal National Mortgage Association, Series 2017-M15, Class A2, 3.058%, 9/25/2027(a)	$1,774,949
7,206,290	Federal National Mortgage Association, Series 2017-M3, Class A2, 2.565%, 12/25/2026(a)	7,864,154
6,206,747	Federal National Mortgage Association, Series 2017-M7, Class A2, 2.961%, 2/25/2027(a)	6,943,209
11,259,203	Federal National Mortgage Association, Series 2018-M1, Class A2, 3.084%, 12/25/2027(a)	12,713,528
2,335,328	Federal National Mortgage Association, Series 2018-M10, Class A2, 3.482%, 7/25/2028(a)	2,715,669
17,016,566	Federal National Mortgage Association, Series 2018-M7, Class A2, 3.150%, 3/25/2028(a)	19,414,062
4,428,579	Federal National Mortgage Association, Series 2018-M8, Class A2, 3.436%, 6/25/2028(a)	5,131,048
2,629,617	FHLMC Multifamily Structured Pass Through Certificates, Series K058, Class A2, 2.653%, 8/25/2026	2,904,364
5,881,039	FHLMC Multifamily Structured Pass Through Certificates, Series K061, Class A2, 3.347%, 11/25/2026(a)	6,736,917
6,640,495	FHLMC Multifamily Structured Pass Through Certificates, Series K062, Class A2, 3.413%, 12/25/2026	7,642,316
4,846,745	FHLMC Multifamily Structured Pass Through Certificates, Series K063, Class A2, 3.430%, 1/25/2027(a)	5,593,829
868,628	FHLMC Multifamily Structured Pass Through Certificates, Series K069, Class A2, 3.187%, 9/25/2027(a)	997,496
1,243,610	FHLMC Multifamily Structured Pass Through Certificates, Series K071, Class A2, 3.286%, 11/25/2027	1,433,887
7,637,281	FHLMC Multifamily Structured Pass Through Certificates, Series K072, Class A2, 3.444%, 12/25/2027	8,911,532
2,420,767	FHLMC Multifamily Structured Pass Through Certificates, Series K073, Class A2, 3.350%, 1/25/2028	2,800,703
9,934,637	FHLMC Multifamily Structured Pass Through Certificates, Series K084, Class A2, 3.780%, 10/25/2028(a)	11,751,010

		133,653,374

	Airlines — 0.4%
442,490	Continental Airlines Pass Through Trust, Series 2010-1, Class A, 4.750%, 7/12/2022	438,254
2,030,271	Continental Airlines Pass Through Trust, Series 2012-2, Class A, 4.000%, 4/29/2026	1,943,051
18,085,000	Delta Air Lines, Inc./SkyMiles IP Ltd., 4.750%, 10/20/2028, 144A	18,777,278
15,670,000	Southwest Airlines Co., 5.125%, 6/15/2027	17,129,127

		38,287,710

	Automotive — 2.4%
11,401,000	Ford Motor Credit Co. LLC, 3.336%, 3/18/2021	11,403,850
26,285,000	Ford Motor Credit Co. LLC, 5.750%, 2/01/2021	26,449,281
15,580,000	Ford Motor Credit Co. LLC, 5.875%, 8/02/2021	15,872,125
20,253,000	General Motors Co., 5.000%, 4/01/2035	21,941,239

25 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Automotive — continued
$7,913,000	General Motors Financial Co., Inc., 2.900%, 2/26/2025	$8,154,900
2,440,000	Hyundai Capital America, 2.375%, 10/15/2027, 144A	2,440,027
11,596,000	Hyundai Capital America, 2.650%, 2/10/2025, 144A	11,941,559
21,599,000	Hyundai Capital America, 3.000%, 10/30/2020, 144A	21,638,477
8,345,000	Hyundai Capital America, 3.000%, 2/10/2027, 144A	8,622,647
17,499,000	Lear Corp., 5.250%, 5/15/2049	18,980,758
8,595,000	Nissan Motor Co. Ltd., 3.043%, 9/15/2023, 144A	8,712,876
16,460,000	Nissan Motor Co. Ltd., 3.522%, 9/17/2025, 144A	16,607,152
9,825,000	Toyota Motor Corp., 2.358%, 7/02/2024	10,454,186
16,490,000	Toyota Motor Credit Corp., MTN, 1.800%, 2/13/2025	17,228,270
7,946,000	Volkswagen Group of America Finance LLC, 3.200%, 9/26/2026, 144A	8,686,055
12,887,000	Volkswagen Group of America Finance LLC, 3.750%, 5/13/2030, 144A	14,496,290

		223,629,692

	Banking — 7.9%
29,836,000	Ally Financial, Inc., 3.050%, 6/05/2023	31,003,258
20,016,000	American Express Co., 2.500%, 7/30/2024	21,303,604
11,254,000	Banco Santander Chile, 2.700%, 1/10/2025, 144A	11,863,123
15,204,000	Banco Santander Chile, 3.875%, 9/20/2022, 144A	16,040,220
29,885,000	Bangkok Bank PCL, 4.050%, 3/19/2024, 144A	32,488,454
9,656,000	Bank of America Corp., (fixed rate to 12/20/2022, variable rate thereafter), 3.004%, 12/20/2023	10,136,823
54,402,000	Bank of America Corp., (fixed rate to 4/23/2026, variable rate thereafter), MTN, 3.559%, 4/23/2027	60,763,226
6,700,000	Barclays PLC, 3.200%, 8/10/2021	6,854,471
8,805,000	BBVA Bancomer S.A., 1.875%, 9/18/2025, 144A	8,602,485
29,799,000	BNP Paribas S.A., (fixed rate to 11/19/2024, variable rate thereafter), 2.819%, 11/19/2025, 144A	31,402,763
6,645,000	Citigroup, Inc., 4.000%, 8/05/2024	7,311,999
28,532,000	Citigroup, Inc., 4.050%, 7/30/2022	30,299,409
9,000,000	Citigroup, Inc., (fixed rate to 3/31/2030, variable rate thereafter), 4.412%, 3/31/2031	10,788,537
5,853,000	Credit Suisse AG, 2.100%, 11/12/2021	5,963,739
34,005,000	DNB Bank ASA, 2.150%, 12/02/2022, 144A	35,199,017
12,057,000	Goldman Sachs Group, Inc. (The), 3.625%, 1/22/2023	12,888,384
14,766,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	21,453,941
5,000,000	Goldman Sachs Group, Inc. (The), (fixed rate to 6/5/2027, variable rate thereafter), 3.691%, 6/05/2028	5,604,644
2,605,000	HSBC Holdings PLC, 4.950%, 3/31/2030	3,135,908
18,906,000	Huntington Bancshares, Inc., 2.625%, 8/06/2024	20,136,835
14,082,000	JPMorgan Chase & Co., (fixed rate to 5/13/2030, variable rate thereafter), 2.956%, 5/13/2031	15,108,638
10,366,000	JPMorgan Chase & Co., 3.200%, 1/25/2023	11,018,831
9,705,000	JPMorgan Chase & Co., 4.350%, 8/15/2021	10,053,366
22,401,000	JPMorgan Chase & Co., 4.500%, 1/24/2022	23,616,462
31,750,000	JPMorgan Chase & Co., (fixed rate to 10/15/2029, variable rate thereafter), 2.739%, 10/15/2030	34,014,795
3,235,000	Lloyds Banking Group PLC, 3.000%, 1/11/2022	3,328,536

See accompanying notes to financial statements.	| 26

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Banking — continued
$3,755,000	Lloyds Banking Group PLC, 3.100%, 7/06/2021	$3,834,250
22,575,000	Lloyds Banking Group PLC, 4.344%, 1/09/2048	26,532,575
6,000,000	Morgan Stanley, (fixed rate to 7/22/2027, variable rate thereafter), 3.591%, 7/22/2028	6,748,144
3,210,000	Morgan Stanley, GMTN, 3.700%, 10/23/2024	3,561,355
11,914,000	Morgan Stanley, GMTN, 5.500%, 7/28/2021	12,412,643
20,667,000	Morgan Stanley, Series F, 3.875%, 4/29/2024	22,806,841
15,854,000	Nationwide Building Society, (fixed rate to 4/26/2022, variable rate thereafter), 3.622%, 4/26/2023, 144A	16,472,536
17,572,000	PNC Bank NA, (fixed rate to 12/9/2021, variable rate thereafter), 2.028%, 12/09/2022	17,901,699
8,661,000	Santander UK Group Holdings PLC, 5.625%, 9/15/2045, 144A	10,586,264
29,676,000	Societe Generale S.A., 2.625%, 1/22/2025, 144A	30,623,674
25,261,000	Standard Chartered PLC, (fixed rate to 1/30/2025, variable rate thereafter), 2.819%, 1/30/2026, 144A	26,171,534
16,310,000	Sumitomo Mitsui Financial Group, Inc., 1.474%, 7/08/2025	16,609,941
20,961,000	Sumitomo Mitsui Financial Group, Inc., 2.696%, 7/16/2024	22,302,173
13,675,000	Sumitomo Mitsui Financial Group, Inc., 3.040%, 7/16/2029	14,904,520
24,004,000	Toronto-Dominion Bank (The), MTN, 2.650%, 6/12/2024	25,682,465

		737,532,082

	Building Materials — 0.4%
21,858,000	Mohawk Industries, Inc., 3.625%, 5/15/2030	23,919,865
8,129,000	Owens Corning, 4.200%, 12/01/2024	8,959,621
1,245,000	Summit Materials LLC/Summit Materials Finance Corp., 5.250%, 1/15/2029, 144A	1,296,356

		34,175,842

	Cable Satellite — 0.8%
25,075,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 2/01/2031, 144A	25,917,771
3,821,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 2/15/2026, 144A	3,973,840
10,784,000	Comcast Corp., 2.650%, 2/01/2030	11,750,410
6,753,000	Comcast Corp., 3.750%, 4/01/2040	7,897,496
6,120,000	Time Warner Cable LLC, 4.500%, 9/15/2042	6,647,940
877,000	Time Warner Cable LLC, 5.500%, 9/01/2041	1,062,387
2,514,000	Time Warner Cable LLC, 5.875%, 11/15/2040	3,132,638
8,019,000	Time Warner Cable LLC, 6.550%, 5/01/2037	10,660,961
1,911,000	Time Warner Cable LLC, 6.750%, 6/15/2039	2,584,273

		73,627,716

	Chemicals — 1.1%
3,498,000	Air Products & Chemicals, Inc., 1.500%, 10/15/2025	3,628,692
27,393,000	Braskem America Finance Co., 7.125%, 7/22/2041, 144A	28,954,401
1,571,000	Ecolab, Inc., 4.800%, 3/24/2030	2,003,877
5,633,000	Koppers, Inc., 6.000%, 2/15/2025, 144A	5,710,454
13,392,000	Methanex Corp., 5.250%, 3/01/2022	14,185,476
9,723,000	Orbia Advance Corp. SAB de CV, 5.875%, 9/17/2044, 144A	11,327,295
10,599,000	Orbia Advance Corp. SAB de CV, 6.750%, 9/19/2042, 144A	13,492,527

27 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Chemicals — continued
$4,179,000	RPM International, Inc., 3.450%, 11/15/2022	$4,330,688
12,792,000	Sociedad Quimica y Minera de Chile S.A., Series 2020-A, Class A1FX, 4.250%, 1/22/2050, 144A	13,997,262
6,213,000	Univar Solutions USA, Inc., 5.125%, 12/01/2027, 144A	6,376,091

		104,006,763

	Collateralized Mortgage Obligations — 0.2%
4,746,601	Federal Home Loan Mortgage Corp., Series 3654, Class DC, 5.000%, 4/15/2030	5,529,938
359,563	Government National Mortgage Association, Series 2010-H24, Class FA, 1-month LIBOR + 0.350%, 0.505%, 10/20/2060(d)	358,805
367,516	Government National Mortgage Association, Series 2012-H18, Class NA, 1-month LIBOR + 0.520%, 0.675%, 8/20/2062(d)	368,298
294,451	Government National Mortgage Association, Series 2013-H01, Class FA, 1.650%, 1/20/2063(b)(c)	293,555
587,048	Government National Mortgage Association, Series 2013-H03, Class HA, 1.750%, 12/20/2062(b)(c)	582,496
496,948	Government National Mortgage Association, Series 2013-H04, Class BA, 1.650%, 2/20/2063(b)(c)	495,599
871,792	Government National Mortgage Association, Series 2013-H07, Class DA, 2.500%, 3/20/2063(b)(c)	872,424
3,224,681	Government National Mortgage Association, Series 2013-H10, Class PA, 2.500%, 4/20/2063	3,255,962
10,832,146	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065	11,055,876
36,512	Government National Mortgage Association, Series 2015-H13, Class FL, 1-month LIBOR + 0.280%, 0.435%, 5/20/2063(b)(c)(d)	36,237

		22,849,190

	Construction Machinery — 0.4%
6,702,000	Caterpillar Financial Services Corp., MTN, 2.150%, 11/08/2024	7,126,844
6,500,000	CNH Industrial Capital LLC, 1.950%, 7/02/2023	6,621,866
8,264,000	CNH Industrial Capital LLC, 4.375%, 4/05/2022	8,661,498
5,648,000	Deere & Co., 3.750%, 4/15/2050	7,078,241
4,547,000	John Deere Capital Corp., MTN, 2.600%, 3/07/2024	4,861,617

		34,350,066

	Consumer Cyclical Services — 0.6%
18,643,000	Amazon.com, Inc., 4.250%, 8/22/2057	25,452,135
8,360,000	Expedia Group, Inc., 3.600%, 12/15/2023, 144A	8,539,740
4,120,000	Expedia Group, Inc., 4.625%, 8/01/2027, 144A	4,323,610
4,566,000	Expedia Group, Inc., 6.250%, 5/01/2025, 144A	5,035,882
3,878,000	Expedia Group, Inc., 7.000%, 5/01/2025, 144A	4,194,318
4,823,000	Mastercard, Inc., 3.850%, 3/26/2050	6,157,628

		53,703,313

	Consumer Products — 0.4%
6,911,000	Hasbro, Inc., 3.550%, 11/19/2026	7,322,613
987,000	Hasbro, Inc., 3.900%, 11/19/2029	1,038,777

See accompanying notes to financial statements.	| 28

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Consumer Products — continued
$2,415,000	Kimberly-Clark de Mexico SAB de CV, 2.431%, 7/01/2031, 144A	$2,457,915
3,161,000	Newell Brands, Inc., 4.875%, 6/01/2025	3,409,929
2,838,000	Valvoline, Inc., 4.250%, 2/15/2030, 144A	2,894,760
6,422,000	Valvoline, Inc., 4.375%, 8/15/2025	6,606,632
12,185,000	Whirlpool Corp., 4.750%, 2/26/2029	14,817,283
3,318,000	Whirlpool Corp., MTN, 4.850%, 6/15/2021	3,421,273

		41,969,182

	Diversified Manufacturing — 0.4%
3,085,000	Clark Equipment Co., 5.875%, 6/01/2025, 144A	3,196,831
16,591,000	General Electric Co., 4.250%, 5/01/2040	16,832,559
4,181,000	General Electric Co., 4.350%, 5/01/2050	4,262,992
8,705,000	Roper Technologies, Inc., 1.400%, 9/15/2027	8,793,714

		33,086,096

	Electric — 1.8%
4,016,000	AES Corp. (The), 3.300%, 7/15/2025, 144A	4,278,486
2,041,000	AES Corp. (The), 3.950%, 7/15/2030, 144A	2,255,223
5,899,000	AES Corp. (The), 5.125%, 9/01/2027	6,283,025
2,729,000	Berkshire Hathaway Energy Co., 4.250%, 10/15/2050, 144A	3,397,647
16,660,000	Calpine Corp., 5.000%, 2/01/2031, 144A	16,981,538
26,353,950	Cometa Energia S.A. de CV, 6.375%, 4/24/2035, 144A	28,857,575
8,805,000	Dominion Energy, Inc., Class C, 3.375%, 4/01/2030	9,927,896
3,816,000	DPL, Inc., 4.125%, 7/01/2025, 144A	3,995,848
954,000	Edison International, 4.950%, 4/15/2025	1,044,247
3,147,000	Enel Americas S.A., 4.000%, 10/25/2026	3,434,195
3,194,000	Enel Generacion Chile S.A., 4.250%, 4/15/2024	3,447,135
7,514,000	Entergy Corp., 2.800%, 6/15/2030	8,123,255
4,808,000	Exelon Corp., 4.050%, 4/15/2030	5,639,969
9,488,000	Florida Power & Light Co., 3.150%, 10/01/2049	10,761,005
16,373,000	National Rural Utilities Cooperative Finance Corp., (fixed rate to 4/30/2023, variable rate thereafter), 4.750%, 4/30/2043	16,864,705
3,009,000	Ohio Power Co., Series P, 2.600%, 4/01/2030	3,301,139
5,055,000	Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.500%, 8/15/2028, 144A	5,244,562
2,207,000	PG&E Corp., 5.000%, 7/01/2028	2,140,790
1,647,000	PG&E Corp., 5.250%, 7/01/2030	1,593,472
5,629,000	PPL Electric Utilities Corp., 3.000%, 10/01/2049	6,095,250
7,987,000	Transelec S.A., 4.250%, 1/14/2025, 144A	8,665,895
4,158,000	Transelec S.A., 4.625%, 7/26/2023, 144A	4,475,089
2,895,000	Virginia Electric & Power Co., Class A, 2.875%, 7/15/2029	3,244,499
4,054,000	Xcel Energy, Inc., 3.400%, 6/01/2030	4,656,106

		164,708,551

	Finance Companies — 0.7%
1,534,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.300%, 1/23/2023	1,539,489
19,621,000	Air Lease Corp., GMTN, 3.750%, 6/01/2026	19,963,990
4,628,000	GATX Corp., 4.000%, 6/30/2030	5,331,151

29 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Finance Companies — continued
$3,712,000	International Lease Finance Corp., 5.875%, 8/15/2022	$3,972,386
11,553,000	Navient Corp., 5.000%, 3/15/2027	10,848,614
1,016,000	Navient Corp., 5.875%, 10/25/2024	1,010,290
1,068,000	Navient Corp., 6.750%, 6/15/2026	1,065,330
8,451,000	Navient Corp., MTN, 6.125%, 3/25/2024	8,514,383
2,235,000	Quicken Loans LLC/Quicken Loans Co-Issuer, Inc., 3.625%, 3/01/2029, 144A	2,215,444
8,775,000	Quicken Loans LLC/Quicken Loans Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	8,665,312

		63,126,389

	Financial Other — 0.1%
5,995,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027	6,245,591

	Food & Beverage — 2.2%
23,505,000	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.900%, 2/01/2046	28,982,356
14,358,000	Anheuser-Busch InBev Worldwide, Inc., 4.350%, 6/01/2040	16,781,844
14,363,000	Anheuser-Busch InBev Worldwide, Inc., 4.600%, 6/01/2060	17,301,799
11,686,000	Archer-Daniels-Midland Co., 3.250%, 3/27/2030	13,396,244
7,006,000	Bacardi Ltd., 5.150%, 5/15/2038, 144A	8,543,827
18,029,000	Bacardi Ltd., 5.300%, 5/15/2048, 144A	22,829,041
7,025,000	BRF S.A., 5.750%, 9/21/2050, 144A	6,976,317
2,500,000	Bunge Ltd. Finance Corp., 1.630%, 8/17/2025	2,510,935
5,349,000	Constellation Brands, Inc., 2.875%, 5/01/2030	5,775,480
1,903,000	Constellation Brands, Inc., 3.750%, 5/01/2050	2,124,848
26,356,000	Fomento Economico Mexicano SAB de CV, 3.500%, 1/16/2050	28,036,406
3,490,000	Gruma SAB de CV, 4.875%, 12/01/2024, 144A	3,878,298
13,061,000	Kraft Heinz Foods Co., 3.875%, 5/15/2027, 144A	13,834,349
11,245,000	PepsiCo, Inc., 3.875%, 3/19/2060	14,198,049
16,271,000	Post Holdings, Inc., 4.625%, 4/15/2030, 144A	16,738,791
1,790,000	Smithfield Foods, Inc., 3.000%, 10/15/2030, 144A	1,793,866

		203,702,450

	Government Owned – No Guarantee — 2.2%
7,364,000	CNPC General Capital Ltd., 3.950%, 4/19/2022, 144A	7,693,606
17,070,000	Dolphin Energy Ltd. LLC, 5.500%, 12/15/2021, 144A	17,945,520
4,370,000	Empresa de los Ferrocarriles del Estado, 3.068%, 8/18/2050, 144A	4,282,600
10,447,000	Mexico City Airport Trust, 5.500%, 7/31/2047, 144A	8,530,185
17,290,000	OCP S.A., 5.625%, 4/25/2024, 144A	18,738,867
6,982,000	Ooredoo International Finance Ltd., 3.250%, 2/21/2023, 144A	7,293,397
10,400,000	Ooredoo International Finance Ltd., 3.875%, 1/31/2028, 144A	11,904,755
10,680,000	Saudi Arabian Oil Co., 4.375%, 4/16/2049, 144A	12,868,242
44,487,000	Tennessee Valley Authority, 4.250%, 9/15/2065	67,673,352
8,587,000	Tennessee Valley Authority, 4.625%, 9/15/2060	13,535,914
6,077,000	Tennessee Valley Authority, 4.875%, 1/15/2048	9,287,232
10,402,000	Tennessee Valley Authority, 5.250%, 9/15/2039	16,044,635
10,376,000	Transportadora de Gas Internacional S.A. E.S.P., 5.550%, 11/01/2028, 144A	11,724,984

		207,523,289

See accompanying notes to financial statements.	| 30

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Health Insurance — 0.1%
$11,398,000	Centene Corp., 3.375%, 2/15/2030	$11,825,425

	Healthcare — 1.0%
7,470,000	CVS Health Corp., 4.300%, 3/25/2028	8,743,422
18,865,000	CVS Health Corp., 5.050%, 3/25/2048	24,079,444
15,319,000	DaVita, Inc., 4.625%, 6/01/2030, 144A	15,691,252
17,790,000	Partners Healthcare System, Inc., Series 2020, 3.342%, 7/01/2060	19,538,414
8,511,000	Quest Diagnostics, Inc., 2.800%, 6/30/2031	9,167,001
11,416,000	Stryker Corp., 1.950%, 6/15/2030	11,651,757

		88,871,290

	Home Construction — 0.2%
275,000	Lennar Corp., 4.500%, 4/30/2024	294,250
1,291,000	Lennar Corp., 4.750%, 11/15/2022	1,342,640
16,257,000	NVR, Inc., 3.000%, 5/15/2030	17,554,744

		19,191,634

	Hybrid ARMs — 0.0%
24,877	FNMA, 6-month LIBOR + 1.558%, 1.963%, 2/01/2037(d)	25,633

	Independent Energy — 0.8%
2,940,000	Aker BP ASA, 3.000%, 1/15/2025, 144A	2,949,079
9,289,000	Diamondback Energy, Inc., 4.750%, 5/31/2025	10,020,396
10,165,000	Leviathan Bond Ltd., 6.125%, 6/30/2025, 144A	10,500,242
14,036,000	Occidental Petroleum Corp., 2.600%, 8/13/2021	13,772,825
7,685,000	Occidental Petroleum Corp., 5.875%, 9/01/2025	7,042,995
4,394,666	Pan American Energy LLC, 7.875%, 5/07/2021, 144A	4,284,800
8,886,000	SM Energy Co., 10.000%, 1/15/2025, 144A	8,479,998
13,613,000	WPX Energy, Inc., 4.500%, 1/15/2030	13,383,417

		70,433,752

	Industrial Other — 0.4%
10,447,000	CK Hutchison International 16 Ltd., 2.750%, 10/03/2026, 144A	11,242,539
9,417,000	CK Hutchison International 20 Ltd., 2.500%, 5/08/2030, 144A	9,875,702
3,816,000	Georgetown University (The), Class A, 5.215%, 10/01/2118	5,172,359
3,560,000	Georgetown University (The), Series B, 4.315%, 4/01/2049	4,517,818
5,620,000	University of Pennsylvania, 3.610%, 2/15/2119	6,252,742

		37,061,160

	Integrated Energy — 0.1%
4,163,000	Chevron Corp., 3.078%, 5/11/2050	4,450,337
4,443,000	Exxon Mobil Corp., 3.452%, 4/15/2051	4,881,765

		9,332,102

	Life Insurance — 0.7%
26,875,000	Athene Global Funding, 2.450%, 8/20/2027, 144A	27,610,756
16,245,000	Brighthouse Financial, Inc., 5.625%, 5/15/2030	18,918,361
9,994,000	Northwestern Mutual Life Insurance Co. (The), 3.625%, 9/30/2059, 144A	10,909,926
3,445,000	OneAmerica Financial Partners, Inc., 4.250%, 10/15/2050, 144A	3,507,630

		60,946,673

31 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Lodging — 0.2%
$21,165,000	Marriott International, Inc., 3.500%, 10/15/2032	$21,003,431

	Media Entertainment — 0.8%
19,895,000	Activision Blizzard, Inc., 2.500%, 9/15/2050	18,539,086
60,490,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	2,043,198
9,783,000	Lamar Media Corp., 3.750%, 2/15/2028, 144A	9,734,085
5,486,000	Lamar Media Corp., 4.000%, 2/15/2030, 144A	5,486,000
12,955,000	Prosus NV, 3.680%, 1/21/2030, 144A	13,976,483
14,843,000	Prosus NV, 4.850%, 7/06/2027, 144A	16,911,372
6,460,000	ViacomCBS, Inc., 4.200%, 5/19/2032	7,392,535

		74,082,759

	Metals & Mining — 1.0%
2,560,000	Anglo American Capital PLC, 2.625%, 9/10/2030, 144A	2,553,037
3,720,000	Anglo American Capital PLC, 3.950%, 9/10/2050, 144A	3,801,570
9,737,000	Anglo American Capital PLC, 5.625%, 4/01/2030, 144A	11,951,389
9,785,000	Freeport-McMoRan, Inc., 4.625%, 8/01/2030	10,288,438
16,620,000	Fresnillo PLC, 4.250%, 10/02/2050, 144A	16,380,340
31,735,000	Glencore Funding LLC, 2.500%, 9/01/2030, 144A	30,854,988
3,816,000	Steel Dynamics, Inc., 2.400%, 6/15/2025	3,981,509
1,889,000	Steel Dynamics, Inc., 3.450%, 4/15/2030	2,082,706
9,945,000	Vale Overseas Ltd., 3.750%, 7/08/2030	10,233,405

		92,127,382

	Midstream — 1.4%
636,000	Energy Transfer Operating LP, 5.150%, 2/01/2043	586,287
6,606,000	Energy Transfer Operating LP, 5.950%, 10/01/2043	6,558,512
9,571,000	Energy Transfer Operating LP, 6.500%, 2/01/2042	10,025,303
1,498,000	Energy Transfer Operating LP, 6.625%, 10/15/2036	1,619,397
12,565,000	Energy Transfer Partners LP/Regency Energy Finance Corp., 5.000%, 10/01/2022	13,223,788
2,606,000	Energy Transfer Partners LP/Regency Energy Finance Corp., 5.875%, 3/01/2022	2,722,192
6,242,000	EQM Midstream Partners LP, 6.500%, 7/01/2027, 144A	6,616,645
2,255,000	Gray Oak Pipeline LLC, 2.600%, 10/15/2025, 144A	2,262,764
1,100,000	Gray Oak Pipeline LLC, 3.450%, 10/15/2027, 144A	1,123,919
2,426,000	Kinder Morgan Energy Partners LP, 4.150%, 2/01/2024	2,654,656
11,760,000	Kinder Morgan Energy Partners LP, 4.300%, 5/01/2024	12,970,450
4,615,000	Kinder Morgan, Inc., 5.000%, 2/15/2021, 144A	4,672,924
17,068,000	Kinder Morgan, Inc., 5.625%, 11/15/2023, 144A	19,219,215
6,354,000	ONEOK, Inc., 5.850%, 1/15/2026	7,307,734
2,886,000	Plains All American Pipeline LP/PAA Finance Corp., 3.800%, 9/15/2030	2,798,502
6,695,000	Rattler Midstream LP, 5.625%, 7/15/2025, 144A	6,745,213
4,475,000	Sunoco Logistics Partners Operations LP, 5.400%, 10/01/2047	4,225,147
20,876,000	Williams Cos., Inc. (The) , 3.500%, 11/15/2030	22,707,837

		128,040,485

	Mortgage Related — 22.5%
1,552,681	FHLMC, 2.000%, 8/01/2050	1,631,508

See accompanying notes to financial statements.	| 32

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Mortgage Related — continued
$35,326,116	FHLMC, 2.500%, with various maturities in 2050(e)	$36,904,134
67,445,162	FHLMC, 3.000%, with various maturities from 2042 to 2050(e)(f)	70,926,220
25,228,983	FHLMC, 3.500%, with various maturities from 2043 to 2050(e)	27,307,832
24,934,821	FHLMC, 4.000%, with various maturities from 2044 to 2048(e)	27,473,829
106,576,901	FHLMC, 4.500%, with various maturities from 2041 to 2049(e)(f)	115,941,683
130,850,886	FHLMC, 5.000%, with various maturities from 2048 to 2050(e)(f)	143,390,885
8,503	FHLMC, 6.000%, 6/01/2035	10,080
8,846,251	FNMA, 2.000%, 9/01/2050	9,057,272
226,498,280	FNMA, 2.500%, with various maturities from 2045 to 2050(e)(f)	238,011,891
144,779,547	FNMA, 3.000%, with various maturities from 2045 to 2050(e)(f)	151,951,505
121,903,238	FNMA, 3.500%, with various maturities from 2043 to 2050(e)(f)	127,985,205
228,107,068	FNMA, 4.000%, with various maturities from 2041 to 2050(e)	244,954,812
227,050,278	FNMA, 4.500%, with various maturities from 2043 to 2049(e)(f)	246,282,441
61,058,370	FNMA, 5.000%, with various maturities from 2048 to 2050(e)	67,000,104
10,257,369	FNMA, 6.000%, with various maturities from 2034 to 2049(e)	11,531,257
11,160	FNMA, 6.500%, with various maturities from 2029 to 2031(e)	12,680
29,308	FNMA, 7.000%, with various maturities in 2030(e)	32,298
16,111	FNMA, 7.500%, with various maturities from 2024 to 2032(e)	18,568
5,722	GNMA, 3.640%, 8/20/2062(a)	5,825
23,029	GNMA, 3.745%, 1/20/2063(a)	23,353
17,428	GNMA, 3.890%, 6/20/2062(a)	17,478
21,180	GNMA, 3.929%, 5/20/2063(a)	21,672
53,256	GNMA, 3.946%, 12/20/2062(a)	54,004
14,336	GNMA, 3.990%, 11/20/2062(a)	14,917
45,191	GNMA, 4.093%, 7/20/2063(a)	46,691
281,909	GNMA, 4.141%, 11/20/2062(a)	286,710
106,487	GNMA, 4.203%, 7/20/2063(a)	108,692
5,459	GNMA, 4.326%, 8/20/2061(a)	6,098
8,433	GNMA, 4.390%, with various maturities in 2062(a)(e)	8,471
5,274,181	GNMA, 4.405%, 11/20/2066(a)	5,951,890
9,254,169	GNMA, 4.408%, 12/20/2066(a)	10,599,330
3,667,262	GNMA, 4.430%, 2/20/2066(a)	4,157,610
2,647,868	GNMA, 4.435%, 10/20/2066(a)	3,022,319
101,948	GNMA, 4.448%, 5/20/2063(a)	103,218
1,827,793	GNMA, 4.484%, 2/20/2066(a)	2,079,152
2,922,693	GNMA, 4.517%, 9/20/2066(a)	3,339,783
4,215,568	GNMA, 4.521%, 6/20/2066(a)	4,783,059
4,348,218	GNMA, 4.524%, 2/20/2065(a)	4,765,451
3,425,697	GNMA, 4.526%, 6/20/2066(a)	3,874,087
4,350,046	GNMA, 4.533%, 12/20/2064(a)	4,802,668
3,822,109	GNMA, 4.537%, 12/20/2063(a)	4,126,430
3,356,910	GNMA, 4.546%, 6/20/2066(a)	3,834,406
2,166,365	GNMA, 4.557%, 4/20/2066(a)	2,438,789
10,101,243	GNMA, 4.568%, 12/20/2066(a)	11,614,259
5,587,646	GNMA, 4.579%, 2/20/2065(a)	6,240,754
3,424,728	GNMA, 4.580%, 6/20/2064(a)	3,758,908
6,197,035	GNMA, 4.592%, 12/20/2064(a)	6,835,033

33 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Mortgage Related — continued
$2,069,470	GNMA, 4.595%, 1/20/2065(a)	$2,281,851
4,219,638	GNMA, 4.611%, 1/20/2065(a)	4,714,454
5,778,972	GNMA, 4.629%, 10/20/2064(a)	6,331,036
21,859	GNMA, 4.630%, 12/20/2061(a)	22,367
2,417,203	GNMA, 4.632%, 3/20/2065(a)	2,687,458
4,099,258	GNMA, 4.633%, 3/20/2066(a)	4,688,975
756,471	GNMA, 4.637%, 1/20/2064(a)	818,055
124,159	GNMA, 4.650%, 1/20/2061(a)	125,711
2,817,232	GNMA, 4.667%, 1/20/2064(a)	3,047,756
4,626,774	GNMA, 4.673%, 6/20/2064(a)	5,091,196
118,324	GNMA, 4.700%, with various maturities from 2061 to 2062(a)(e)	123,467
3,547,531	GNMA, 4.710%, 1/20/2064(a)	3,882,787
198,406	GNMA, 5.500%, 4/15/2038	232,902
36,969	GNMA, 6.000%, with various maturities from 2029 to 2038(e)	43,426
32,248	GNMA, 6.500%, with various maturities from 2029 to 2032(e)	35,850
47,119	GNMA, 7.000%, 9/15/2025	48,966
4,432	GNMA, 7.500%, with various maturities from 2025 to 2030(e)	4,701
174	GNMA, 8.500%, 10/15/2022	175
194,470,000	UMBS® (TBA), 2.000%, 11/01/2050(g)	200,726,209
10,289,000	UMBS® (TBA), 2.000%, 10/01/2050(g)	10,637,861
220,100,000	UMBS® (TBA), 2.500%, 11/01/2050(g)	230,559,619

		2,083,450,083

	Natural Gas — 0.0%
3,024,000	Boston Gas Co., 3.001%, 8/01/2029, 144A	3,327,374

	Non-Agency Commercial Mortgage-Backed Securities — 1.2%
14,216,071	BANK, Series 2019-BN22, Class A4, 2.978%, 11/15/2062	15,912,016
6,873,079	BANK, Series 2019-BN24, Class A3, 2.960%, 11/15/2062	7,688,764
15,877,381	Citigroup Commercial Mortgage Trust, Series 2019-C7, Class A4, 3.102%, 12/15/2072	17,900,461
17,548,185	Citigroup Commercial Mortgage Trust, Series 2019-GC43, Class A4, 3.038%, 11/10/2052	19,662,792
1,025,000	Commercial Mortgage Trust, Series 2010-C1, Class D, 6.050%, 7/10/2046, 144A(a)	1,020,285
11,283,000	Credit Suisse Mortgage Capital Certificates, Series 2014-USA, Class A2, 3.953%, 9/15/2037, 144A	11,499,549
2,897,433	DBUBS Mortgage Trust, Series 2011-LC1A, Class E, 5.790%, 11/10/2046, 144A(a)	2,895,835
6,300,639	GS Mortgage Securities Trust, Series 2011-GC5, Class C, 5.555%, 8/10/2044, 144A(a)	5,831,732
7,385,712	GS Mortgage Securities Trust, Series 2020-GC45, Class A 5, 2.911%, 2/13/2053	8,250,586
7,736,960	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.185%, 3/10/2046	8,072,917
8,935,622	Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class D, 5.732%, 11/15/2043, 144A(a)	8,911,004

See accompanying notes to financial statements.	| 34

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$5,578,578	WFRBS Commercial Mortgage Trust, Series 2011-C4, Class D, 5.390%, 6/15/2044, 144A(a)	$4,734,525

		112,380,466

	Oil Field Services — 0.4%
28,400,000	Thaioil Treasury Center Co. Ltd., 4.875%, 1/23/2043, 144A	31,908,820
7,297,680	Transocean Guardian Ltd., 5.875%, 1/15/2024, 144A	4,707,003

		36,615,823

	Packaging — 0.2%
7,713,000	CCL Industries, Inc., 3.050%, 6/01/2030, 144A	8,232,716
7,595,000	Owens-Brockway Glass Container, Inc., 6.625%, 5/13/2027, 144A	8,226,335

		16,459,051

	Paper — 0.3%
5,503,000	Celulosa Arauco y Constitucion S.A., 4.500%, 8/01/2024	6,020,557
12,325,000	Klabin Austria GmbH, 7.000%, 4/03/2049, 144A	13,958,063
2,230,000	Suzano Austria GmbH, 3.750%, 1/15/2031	2,235,464
1,888,000	WestRock RKT LLC, 4.900%, 3/01/2022	2,000,269
2,796,000	WRKCo, Inc., 3.000%, 6/15/2033	3,041,472

		27,255,825

	Pharmaceuticals — 0.6%
7,723,000	Bausch Health Cos., Inc., 5.000%, 1/30/2028, 144A	7,500,964
9,461,000	Bausch Health Cos., Inc., 5.250%, 1/30/2030, 144A	9,319,085
13,635,000	Biogen, Inc., 2.250%, 5/01/2030	13,963,303
7,289,000	Biogen, Inc., 3.150%, 5/01/2050	7,192,966
7,445,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	6,568,053
8,496,000	Teva Pharmaceutical Finance Netherlands III BV, 7.125%, 1/31/2025	8,920,800
3,251,000	Upjohn, Inc., 4.000%, 6/22/2050, 144A	3,469,750

		56,934,921

	Property & Casualty Insurance — 0.2%
7,006,000	Liberty Mutual Group, Inc., 3.950%, 5/15/2060, 144A	7,693,558
4,405,000	Willis North America, Inc., 2.950%, 9/15/2029	4,746,734
3,010,000	Willis Towers Watson PLC, 5.750%, 3/15/2021	3,077,248

		15,517,540

	Railroads — 0.1%
5,848,000	Burlington Northern Santa Fe LLC, 3.550%, 2/15/2050	6,843,707
5,326,000	Kansas City Southern, 3.500%, 5/01/2050	5,508,078

		12,351,785

	Refining — 0.1%
8,226,000	Ultrapar International S.A., 5.250%, 10/06/2026, 144A	8,810,457

	REITs – Diversified — 0.2%
18,479,000	iStar, Inc., 4.250%, 8/01/2025	17,243,124
1,419,000	iStar, Inc., 4.750%, 10/01/2024	1,372,883

		18,616,007

35 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	REITs – Health Care — 0.1%
$6,085,000	Welltower, Inc., 2.750%, 1/15/2031	$6,270,399

	REITs – Shopping Centers — 0.0%
2,269,000	Brixmor Operating Partnership LP, 4.050%, 7/01/2030	2,426,898

	REITs – Single Tenant — 0.1%
5,010,000	Realty Income Corp., 3.250%, 1/15/2031	5,544,300

	Restaurants — 0.3%
940,000	McDonald’s Corp., MTN, 4.200%, 4/01/2050	1,144,071
7,699,000	Starbucks Corp., 3.350%, 3/12/2050	7,900,550
21,559,000	Starbucks Corp., 3.500%, 11/15/2050	22,955,451

		32,000,072

	Retailers — 1.0%
2,175,000	Asbury Automotive Group, Inc., 4.500%, 3/01/2028, 144A	2,188,594
2,175,000	Asbury Automotive Group, Inc., 4.750%, 3/01/2030, 144A	2,191,313
28,230,000	El Puerto de Liverpool SAB de CV, 3.875%, 10/06/2026, 144A	29,183,045
9,426,000	Falabella S.A., 3.750%, 4/30/2023, 144A	9,825,720
7,176,000	Falabella S.A., 4.375%, 1/27/2025, 144A	7,717,687
4,935,000	Group 1 Automotive, Inc., 4.000%, 8/15/2028, 144A	4,848,637
959,000	Hanesbrands, Inc., 4.625%, 5/15/2024, 144A	997,159
3,726,000	Hanesbrands, Inc., 4.875%, 5/15/2026, 144A	3,977,505
5,626,000	Hanesbrands, Inc., 5.375%, 5/15/2025, 144A	5,935,430
2,312,000	Home Depot, Inc. (The), 3.350%, 4/15/2050	2,676,391
4,355,000	Ken Garff Automotive LLC, 4.875%, 9/15/2028, 144A	4,284,231
11,485,000	Lithia Motors, Inc., 4.375%, 1/15/2031, 144A	11,485,000
7,001,000	Target Corp., 2.650%, 9/15/2030	7,817,040

		93,127,752

	Sovereigns — 1.8%
10,841,000	Abu Dhabi Government International Bond, 3.875%, 4/16/2050, 144A	13,226,020
4,375,000	Bermuda Government International Bond, 3.375%, 8/20/2050, 144A	4,498,900
8,795,000	Colombia Government International Bond, 4.125%, 5/15/2051	9,168,788
21,915,000	Dominican Republic, 4.875%, 9/23/2032, 144A	21,794,468
7,609,000	Indonesia Government International Bond, 3.700%, 1/08/2022, 144A	7,876,532
30,516,000	Kingdom of Saudi Arabia, 3.250%, 10/26/2026, 144A	33,184,929
19,569,000	Panama Government International Bond, 4.500%, 4/01/2056	24,510,173
3,337,000	Peruvian Government International Bond, 2.392%, 1/23/2026	3,500,546
8,368,000	Qatar Government International Bond, 4.400%, 4/16/2050, 144A	10,767,106
10,561,000	Republic of Oman, 3.875%, 3/08/2022, 144A	10,455,601
11,230,000	State of Qatar, 3.875%, 4/23/2023, 144A	12,049,790
17,755,000	Ukraine Government International Bond, 7.253%, 3/15/2033, 144A	16,388,575

		167,421,428

	Supermarkets — 0.2%
16,805,000	Albertsons Cos, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 3.250%, 3/15/2026, 144A	16,675,938

	Technology — 4.3%
17,819,000	Apple, Inc., 2.050%, 9/11/2026	19,051,971

See accompanying notes to financial statements.	| 36

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Technology — continued
$17,814,000	Apple, Inc., 2.200%, 9/11/2029	$19,157,377
5,055,000	Baidu, Inc., 3.075%, 4/07/2025	5,357,592
21,035,000	Broadcom, Inc., 3.150%, 11/15/2025	22,783,613
15,070,000	Broadcom, Inc., 4.700%, 4/15/2025	17,124,230
18,488,000	Corning, Inc., 5.450%, 11/15/2079	23,529,266
14,510,000	DXC Technology Co., 4.000%, 4/15/2023	15,279,644
5,902,000	DXC Technology Co., 4.125%, 4/15/2025	6,377,015
3,508,000	Equifax, Inc., 2.600%, 12/15/2025	3,745,240
2,312,000	Equifax, Inc., 3.100%, 5/15/2030	2,518,833
2,848,000	Equifax, Inc., 3.300%, 12/15/2022	2,988,092
4,842,000	Equifax, Inc., 7.000%, 7/01/2037	6,414,511
14,192,000	Hewlett Packard Enterprise Co., 4.450%, 10/02/2023	15,596,015
17,506,000	Hewlett Packard Enterprise Co., 6.200%, 10/15/2035	21,911,299
15,150,000	Iron Mountain, Inc., 4.500%, 2/15/2031, 144A	15,292,410
7,010,000	Jabil, Inc., 3.000%, 1/15/2031	7,156,949
11,585,000	Microchip Technology, Inc., 2.670%, 9/01/2023, 144A	11,990,858
7,134,000	Microchip Technology, Inc., 4.333%, 6/01/2023	7,677,687
12,669,000	Micron Technology, Inc., 2.497%, 4/24/2023	13,156,181
6,887,000	Molex Electronic Technologies LLC, 3.900%, 4/15/2025, 144A	7,158,359
21,331,000	MSCI, Inc., 3.875%, 2/15/2031, 144A	22,231,168
13,504,000	Oracle Corp., 3.600%, 4/01/2040	15,468,461
17,725,000	Oracle Corp., 3.600%, 4/01/2050	19,979,075
18,167,000	PayPal Holdings, Inc., 3.250%, 6/01/2050	20,096,567
17,845,000	Qorvo, Inc., 3.375%, 4/01/2031, 144A	18,134,981
5,570,000	Sabre GLBL, Inc., 7.375%, 9/01/2025, 144A	5,625,700
1,652,000	Sabre GLBL, Inc., 9.250%, 4/15/2025, 144A	1,818,142
1,538,000	Science Applications International Corp., 4.875%, 4/01/2028, 144A	1,561,516
2,307,000	Seagate HDD Cayman, 4.125%, 1/15/2031, 144A	2,489,696
7,950,000	Sensata Technologies, Inc., 3.750%, 2/15/2031, 144A	7,900,312
13,343,000	Tencent Holdings Ltd., 3.290%, 6/03/2060, 144A	13,582,774
5,829,000	Texas Instruments, Inc., 2.250%, 9/04/2029	6,252,702
18,649,000	Xilinx, Inc., 2.375%, 6/01/2030	19,577,531

		398,985,767

	Tobacco — 0.9%
3,764,000	Altria Group, Inc., 2.350%, 5/06/2025	3,977,085
8,264,000	Altria Group, Inc., 4.400%, 2/14/2026	9,546,267
32,980,000	BAT Capital Corp., 2.726%, 3/25/2031	32,863,086
35,552,000	BAT Capital Corp., 2.789%, 9/06/2024	37,543,536

		83,929,974

	Transportation Services — 0.1%
10,405,000	Ryder System, Inc., MTN, 2.500%, 9/01/2024	10,935,543

	Treasuries — 18.9%
11,015,900(††)	Mexican Fixed Rate Bonds, Series M, 5.750%, 3/05/2026, (MXN)	51,002,499
4,582,100(††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	20,994,376
12,884,631(††)	Mexican Fixed Rate Bonds, Series M 20, 8.500%, 5/31/2029, (MXN)	68,899,255
524,841,000	Republic of Uruguay, 8.500%, 3/15/2028, 144A, (UYU)	12,870,845

37 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Treasuries — continued
280,039,000	Republic of Uruguay, 9.875%, 6/20/2022, 144A, (UYU)	$6,870,185
38,845,000	U.S. Treasury Bond, 1.375%, 8/15/2050	38,122,726
109,864,600	U.S. Treasury Bond, 2.000%, 2/15/2050(f)	124,644,822
22,394,500	U.S. Treasury Bond, 2.375%, 11/15/2049	27,421,016
8,118,700	U.S. Treasury Bond, 3.000%, 11/15/2045	10,930,117
32,376,600	U.S. Treasury Bond, 3.375%, 11/15/2048	47,229,365
18,132,000	U.S. Treasury Bond, 4.500%, 2/15/2036	27,462,897
24,455,180	U.S. Treasury Inflation Indexed Bond, 0.250%, 2/15/2050(h)	28,905,514
46,393,464	U.S. Treasury Inflation Indexed Bond, 0.875%, 2/15/2047(h)	61,809,022
2,583,976	U.S. Treasury Inflation Indexed Bond, 1.000%, 2/15/2046(h)	3,491,362
67,504,933	U.S. Treasury Inflation Indexed Bond, 1.000%, 2/15/2049(h)	94,339,022
104,781,700	U.S. Treasury Note, 0.250%, 5/31/2025(f)	104,793,979
118,595,000	U.S. Treasury Note, 0.250%, 9/30/2025	118,465,287
59,100,000	U.S. Treasury Note, 0.375%, 9/30/2027	58,739,859
142,985,000	U.S. Treasury Note, 0.500%, 8/31/2027	143,387,145
157,810,900	U.S. Treasury Note, 0.625%, 5/15/2030	157,342,399
63,520,000	U.S. Treasury Note, 0.625%, 8/15/2030	63,202,400
15,198,600	U.S. Treasury Note, 1.500%, 2/15/2030	16,404,989
43,483,600	U.S. Treasury Note, 2.375%, 5/15/2029	50,055,399
35,509,300	U.S. Treasury Note, 2.625%, 2/15/2029	41,493,172
50,850,300	U.S. Treasury Note, 2.875%, 8/15/2028	60,053,012
256,497,300	U.S. Treasury Note, 3.125%, 11/15/2028(f)	309,119,324
104,240,000	Uruguay Government International Bond, 8.500%, 3/15/2028, (UYU)	2,556,311

		1,750,606,299

	Utility Other — 0.4%
26,132,000	Acwa Power Management & Investments One Ltd., 5.950%, 12/15/2039, 144A	29,499,579
7,856,000	Essential Utilities, Inc., 2.704%, 4/15/2030	8,405,865

		37,905,444

	Wireless — 0.6%
14,102,000	America Movil SAB de CV, 2.875%, 5/07/2030	15,274,158
1,352,000	American Tower Corp., 4.700%, 3/15/2022	1,432,850
19,910,000	Bharti Airtel Ltd., 4.375%, 6/10/2025, 144A	20,992,515
1,101,000	Crown Castle International Corp., 4.150%, 7/01/2050	1,264,532
3,759,000	Millicom International Cellular S.A., 6.625%, 10/15/2026, 144A	4,031,603
22,875,000	T-Mobile USA, Inc., 3.875%, 4/15/2030, 144A	25,954,432

		68,950,090

	Wirelines — 0.7%
8,909,000	AT&T, Inc., 3.500%, 9/15/2053, 144A	8,613,436
2,383,000	AT&T, Inc., 3.550%, 9/15/2055, 144A	2,309,538
4,325,000	AT&T, Inc., 3.650%, 6/01/2051	4,362,413
16,793,000	AT&T, Inc., 3.650%, 9/15/2059, 144A	16,496,595
177,000	AT&T, Inc., 4.350%, 6/15/2045	198,314
5,318,000	AT&T, Inc., 4.500%, 3/09/2048	6,103,015

See accompanying notes to financial statements.	| 38

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Wirelines — continued
$22,097,000	Telefonica Emisiones S.A., 5.462%, 2/16/2021	$22,505,511

		60,588,822

	Total Non-Convertible Bonds (Identified Cost $7,869,765,666)	8,242,675,983

Municipals — 0.2%
	Local Authorities — 0.2%
16,530,000	University of Virginia, Revenue Bond, Series A, 3.227%, 9/01/2119	18,003,319

	Total Municipals (Identified Cost $16,530,000)	18,003,319

	Total Bonds and Notes (Identified Cost $7,886,295,666)	8,260,679,302

Senior Loans — 2.3%
	Automotive — 0.1%
2,752,200	KAR Auction Services, Inc., 2019 Term Loan B6, 1-month LIBOR + 2.250%, 2.438%, 9/19/2026(d)	2,648,992
1,487,781	Visteon Corp., 2018 Term Loan B, LIBOR + 1.750%, 1.912%, 3/25/2024(i)	1,439,428

		4,088,420

	Building Materials — 0.1%
12,532,319	Summit Materials Cos. I, LLC, 2017 Term Loan B, 1-month LIBOR + 2.000%, 2.145%, 11/21/2024(d)	12,381,931

	Cable Satellite — 0.3%
12,373,028	CSC Holdings LLC, 2017 Term Loan B1, 1-month LIBOR + 2.250%, 2.402%, 7/17/2025(d)	11,948,757
12,405,000	Virgin Media Bristol LLC, USD Term Loan N, 1-month LIBOR + 2.500%, 2.652%, 1/31/2028(d)	12,022,554

		23,971,311

	Chemicals — 0.0%
4,112,800	Venator Materials Corp., Term Loan B, 1-month LIBOR + 3.000%, 3.147%, 8/08/2024(d)	3,973,993

	Consumer Cyclical Services — 0.1%
1,362,589	FrontDoor, Inc., 2018 Term Loan B, 1-month LIBOR + 2.500%, 2.688%, 8/16/2025(d)	1,348,963
12,340,968	Trans Union LLC, 2019 Term Loan B5, 1-month LIBOR + 1.750%, 1.897%, 11/16/2026(d)	12,015,043

		13,364,006

	Consumer Products — 0.1%
11,162,032	Coty, Inc., 2018 USD Term Loan B, 1-month LIBOR + 2.250%, 2.409%, 4/07/2025(d)	9,941,241

39 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Consumer Products — continued
$661,485	Energizer Holdings, Inc., 2018 Term Loan B, 1-month LIBOR + 2.250%, 2.438%, 12/17/2025(d)	$649,909

		10,591,150

	Gaming — 0.1%
4,408,343	Churchill Downs, Inc., 2017 Term Loan B, 1-month LIBOR + 2.000%, 2.150%, 12/27/2024(d)	4,255,417

	Industrial Other — 0.0%
2,799,254	Altra Industrial Motion Corp., 2018 Term Loan B, 1-month LIBOR + 2.000%, 2.147%, 10/01/2025(d)	2,713,541

	Media Entertainment — 0.4%
10,488,551	Entercom Media Corp., 2019 Term Loan, 1-month LIBOR + 2.500%, 2.645%, 11/18/2024(d)	9,846,127
3,468,383	Lamar Media Corp., 2020 Term Loan B, 1-month LIBOR + 1.500%, 1.659%, 2/05/2027(d)	3,388,887
3,287,231	Meredith Corp., 2020 Term Loan B2, 1-month LIBOR + 2.500%, 2.647%, 1/31/2025(d)	3,161,921
18,112,788	Nielsen Finance LLC, USD Term Loan B4, 1-month LIBOR + 2.000%, 2.154%, 10/04/2023(d)	17,732,419
5,989,500	Sinclair Television Group, Inc., Term Loan B2B, 1-month LIBOR + 2.500%, 2.647%, 9/30/2026(d)	5,827,784

		39,957,138

	Packaging — 0.0%
2,611,771	Plastipak Packaging, Inc., 2018 Term Loan B, 1-month LIBOR + 2.500%, 2.650%, 10/14/2024(d)	2,567,162

	Pharmaceuticals — 0.2%
5,171,643	Bausch Health Cos., Inc., Term Loan B, 1-month LIBOR + 2.750%, 2.901%, 11/27/2025(d)	5,042,352
7,070,668	Change Healthcare Holdings LLC, 2017 Term Loan B, LIBOR + 2.500%, 3.500%, 3/01/2024(i)	6,912,710
4,975,403	Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, 1 Week LIBOR + 2.000%, 2.100%, 11/15/2027(d)	4,866,590

		16,821,652

	Property & Casualty Insurance — 0.1%
2,686,900	USI, Inc., 2017 Repriced Term Loan, 3-month LIBOR + 3.000%, 3.220%, 5/16/2024(d)	2,595,088
2,109,063	USI, Inc., 2019 Incremental Term Loan B, 3-month LIBOR + 4.000%, 4.220%, 12/02/2026(d)	2,084,450

		4,679,538

	Restaurants — 0.2%
18,356,288	1011778 B.C. Unlimited Liability Co., Term Loan B4, 1-month LIBOR + 1.750%, 1.897%, 11/19/2026(d)	17,568,436

	Technology — 0.2%
9,879,062	Iron Mountain, Inc., 2018 Term Loan B, 1-month LIBOR + 1.750%, 1.897%, 1/02/2026(d)	9,483,899

See accompanying notes to financial statements.	| 40

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Technology — continued
$1,944,855	Sabre GLBL, Inc., 2018 Term Loan B, 1-month LIBOR + 2.000%, 2.147%, 2/22/2024(d)	$1,809,765
9,689,545	SS&C Technologies Inc., 2018 Term Loan B5, 1-month LIBOR + 1.750%, 1.897%, 4/16/2025(d)	9,374,635

		20,668,299

	Transportation Services — 0.1%
9,663,836	Uber Technologies, Inc., 2018 Incremental Term Loan, 1-month LIBOR + 3.500%, 3.647%, 7/13/2023(d)	9,487,665

	Utility Other — 0.1%
10,004,925	Pacific Gas & Electric Co., 2020 Term Loan, 3-month LIBOR + 4.500%, 5.500%, 6/23/2025(d)	9,788,118

	Wireless — 0.2%
8,217,274	Asurion LLC, 2017 Term Loan B4, 1-month LIBOR + 3.000%, 3.147%, 8/04/2022(d)	8,112,832
4,113,201	Asurion LLC, 2018 Term Loan B6, 1-month LIBOR + 3.000%, 3.147%, 11/03/2023(d)	4,048,089
5,028,905	T-Mobile USA, Inc., 2020 Term Loan, 1-month LIBOR + 3.000%, 3.147%, 4/01/2027(d)	5,021,261

		17,182,182

	Total Senior Loans (Identified Cost $219,666,717)	214,059,959

Shares
Preferred Stocks — 0.2%
	Cable Satellite — 0.2%
16,673,000	NBCUniversal Enterprise, Inc., 5.250%, 144A (Identified Cost $17,320,290)	16,839,730

Common Stocks — 0.0%
	Oil, Gas & Consumable Fuels — 0.0%
77,870	Paragon Offshore Ltd., Litigation Units, Class A(b)(c)(j)(k)(l)	—
116,806	Paragon Offshore Ltd., Litigation Units, Class B(j)(k)	584,030

	Total Common Stocks (Identified Cost $9,028,819)	584,030

Principal Amount (‡)
Short-Term Investments — 14.6%
$859,634,627	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2020 at 0.000% to be repurchased at $859,634,627 on 10/01/2020 collateralized by $35,194,100 U.S. Treasury Inflation Indexed Note, 0.125% due 4/15/2021 valued at $38,645,836; $617,904,200 U.S. Treasury Note, 2.625% due 6/15/2021 valued at $633,555,825; $200,000,000 U.S. Treasury Note, 2.375% due 4/15/2021 valued at $204,625,728 including accrued interest (Note 2 of Notes to Financial Statements)	859,634,627
2,750,000	U.S. Treasury Bills, 0.054%, 10/01/2020(m)	2,750,000
106,670,000	U.S. Treasury Bills, 0.068%, 10/13/2020(m)	106,667,288

41 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Short-Term Investments — continued
$385,853,100	U.S. Treasury Bills, 0.105%-0.165%, 11/12/2020(m)(n)	$385,812,022

	Total Short-Term Investments (Identified Cost $1,354,842,452)	1,354,863,937

	Total Investments — 106.1% (Identified Cost $9,487,153,944)	9,847,026,958
	Other assets less liabilities — (6.1)%	(568,283,255)

	Net Assets — 100.0%	$9,278,743,703

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2020 is disclosed.
(b)	Fair valued by the Fund’s adviser. At September 30, 2020, the value of these securities amounted to $2,307,376 or less than 0.1% of net assets. See Note 2 of Notes to Financial Statements.
(c)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(d)	Variable rate security. Rate as of September 30, 2020 is disclosed.
(e)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(f)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open TBA transactions.
(g)	When-issued/delayed delivery. See Note 2 of Notes to Financial Statements.
(h)	Treasury Inflation Protected Security (TIPS).
(i)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at September 30, 2020. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.
(j)	Non-income producing security.
(k)	Securities subject to restriction on resale. At September 30, 2020, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets
Paragon Offshore Ltd., Litigation Units, Class A	7/18/2017	$ 429,948	$—	—
Paragon Offshore Ltd., Litigation Units, Class B	7/18/2017	8,598,870	584,030	Less than 0.1%

See accompanying notes to financial statements.	| 42

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Core Plus Bond Fund – (continued)

(l)	Illiquid security. (Unaudited)
(m)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(n)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the value of Rule 144A holdings amounted to $1,810,948,993 or 19.5% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
TBA	To Be Announced
UMBS®	Uniform Mortgage-Backed Securities

MXN	Mexican Peso
UYU	Uruguayan Peso

Industry Summary at September 30, 2020

Mortgage Related	22.5%
Treasuries	18.9
Banking	7.9
Technology	4.5
Automotive	2.5
Government Owned - No Guarantee	2.2
Food & Beverage	2.2
Other Investments, less than 2% each	30.8
Short-Term Investments	14.6

Total Investments	106.1
Other assets less liabilities	(6.1)

Net Assets	100.0%

43 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Allocation Fund

Shares	Description	Value (†)
Common Stocks — 67.1% of Net Assets
	Canada — 2.7%
71,019	Canada Goose Holdings, Inc.(a)	$2,281,163
763,400	CGI, Inc.(a)	51,816,373
1,264,500	Open Text Corp.	53,446,029

		107,543,565

	China — 2.8%
383,909	Alibaba Group Holding Ltd., Sponsored ADR(a)	112,861,568

	France — 1.5%
314,201	Dassault Systemes SE	58,624,269

	Hong Kong — 1.0%
4,111,000	AIA Group Ltd.	40,863,725

	India — 1.3%
3,675,111	HDFC Bank Ltd.(a)	53,949,922

	Japan — 1.7%
2,390,261	Nomura Research Institute Ltd.	70,379,992

	Netherlands — 1.5%
160,017	ASML Holding NV	59,105,937

	Sweden — 1.5%
1,264,721	Atlas Copco AB, Class A	60,300,319

	Switzerland — 3.0%
614,374	Nestle S.A., (Registered)	73,117,859
348,754	Temenos AG, (Registered)	46,874,089

		119,991,948

	United Kingdom — 4.7%
1,232,378	Halma PLC	37,232,417
379,819	Linde PLC	90,446,299
551,889	London Stock Exchange Group PLC	63,310,952

		190,989,668

	United States — 45.4%
316,372	Accenture PLC, Class A	71,496,908
6,730	Alphabet, Inc., Class C(a)	9,890,408
53,391	Alphabet, Inc., Class A(a)	78,249,850
38,330	Amazon.com, Inc.(a)	120,690,821
177,460	Becton Dickinson & Co.	41,291,393
456,016	Copart, Inc.(a)	47,954,643
159,568	Costco Wholesale Corp.	56,646,640
578,496	Danaher Corp.	124,567,544
3,230,897	Dropbox, Inc., Class A(a)	62,227,076
336,297	Estee Lauder Cos., Inc. (The), Class A	73,396,820
357,712	Facebook, Inc., Class A(a)	93,684,773
131,886	Goldman Sachs Group, Inc. (The)	26,505,129
197,636	Home Depot, Inc. (The)	54,885,493
611,241	IQVIA Holdings, Inc.(a)	96,349,919

See accompanying notes to financial statements.	| 44

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Allocation Fund – (continued)

Shares	Description	Value (†)
	United States — continued
535,397	M&T Bank Corp.	$49,304,710
304,894	MasterCard, Inc., Class A	103,106,004
43,586	Mettler-Toledo International, Inc.(a)	42,093,179
264,847	Northrop Grumman Corp.	83,556,580
7,718	NVR, Inc.(a)	31,513,520
115,891	Parker-Hannifin Corp.	23,449,385
549,531	Peloton Interactive, Inc., Class A(a)	54,535,456
243,235	Roper Technologies, Inc.	96,104,581
249,003	S&P Global, Inc.	89,790,482
90,350	Sherwin-Williams Co. (The)	62,950,459
417,216	Texas Instruments, Inc.	59,574,273
279,338	UnitedHealth Group, Inc.	87,089,208
131,830	Vail Resorts, Inc.	28,207,665
323,836	VeriSign, Inc.(a)	66,337,805
11,165	Whiting Petroleum Corp.(a)	193,043

		1,835,643,767

	Total Common Stocks (Identified Cost $1,996,118,259)	2,710,254,680

Principal Amount (‡)
Bonds and Notes — 30.7%
Non-Convertible Bonds — 30.3%
	Australia — 0.4%
1,675,000	Australia Government Bond, Series 133, 5.500%, 4/21/2023, (AUD)(b)	1,362,625
670,000	GAIF Bond Issuer Pty Ltd., 3.400%, 9/30/2026, 144A(b)	709,518
3,560,000	Glencore Funding LLC, 1.625%, 9/01/2025, 144A	3,530,309
935,000	National Australia Bank, 2.500%, 1/12/2021(b)	940,713
11,610,000	New South Wales Treasury Corp., 2.000%, 3/08/2033, (AUD)(b)	8,814,726
1,505,000	New South Wales Treasury Corp., Series 22, 6.000%, 3/01/2022, (AUD)(b)	1,166,766
95,000	Sydney Airport Finance Co. Pty Ltd., 3.375%, 4/30/2025, 144A	100,443
1,370,000	Westpac Banking Corp., 2.650%, 1/16/2030(b)	1,517,223

		18,142,323

	Belgium — 0.1%
2,745,000	Anheuser-Busch InBev S.A., EMTN, 2.000%, 1/23/2035, (EUR)(b)	3,495,818
1,690,000	Anheuser-Busch InBev Worldwide, Inc., 4.750%, 1/23/2029(b)	2,062,508

		5,558,326

	Brazil — 0.4%
1,150,000	Banco Bradesco S.A., 2.850%, 1/27/2023, 144A	1,167,031
1,035,000	Braskem Netherlands Finance BV, 4.500%, 1/10/2028	996,187
1,785,000	Braskem Netherlands Finance BV, 4.500%, 1/31/2030	1,666,744
2,685,000	Brazilian Government International Bond, 4.500%, 5/30/2029	2,864,761
1,085,000	Brazilian Government International Bond, 4.625%, 1/13/2028	1,176,151
2,980,000	BRF S.A., 4.875%, 1/24/2030	3,058,195
650,000	Centrais Eletricas Brasileiras S.A., 4.625%, 2/04/2030, 144A	651,950

45 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Brazil — continued
$400,000	Cosan Luxembourg S.A., 5.000%, 3/14/2023, 144A	$401,000
1,100,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	1,056,000
1,250,000	Itau Unibanco Holding S.A., 2.900%, 1/24/2023, 144A	1,264,225
2,465,000	Petrobras Global Finance BV, 5.999%, 1/27/2028	2,738,615
150,000	Petrobras Global Finance BV, 6.875%, 1/20/2040	166,799
575,000	Raizen Fuels Finance S.A., 5.300%, 1/20/2027, 144A	624,738
500,000	Tupy Overseas S.A., 6.625%, 7/17/2024, 144A	504,050

		18,336,446

	Canada — 4.4%
399,521	Air Canada Pass Through Trust, Series 2015-2, Class A, 4.125%, 6/15/2029, 144A(b)	341,646
803,352	Air Canada Pass Through Trust, Series 2017-1, Class AA, 3.300%, 7/15/2031, 144A(b)	756,533
1,010,000	Antares Holdings LP, 6.000%, 8/15/2023, 144A	1,021,370
815,000	Bank of Montreal, 1.750%, 6/15/2021, 144A(b)	823,183
1,015,000	Brookfield Finance, Inc., 3.900%, 1/25/2028(b)	1,130,308
11,680,000	Canadian Government Bond, 0.500%, 3/01/2022, (CAD)(b)	8,809,187
23,060,000	Canadian Government Bond, 0.500%, 9/01/2025, (CAD)(b)	17,439,217
63,450,000	Canadian Government Bond, 0.750%, 3/01/2021, (CAD)(b)	47,771,315
63,755,000	Canadian Government Bond, 0.750%, 9/01/2021, (CAD)(b)	48,125,916
35,230,000	Canadian Government Bond, 1.750%, 5/01/2021, (CAD)(b)	26,702,623
970,000	Canadian Imperial Bank of Commerce, 3.500%, 9/13/2023(b)	1,054,023
1,800,000	Canadian Imperial Bank of Commerce, (fixed rate to 7/22/2022, variable rate thereafter), 2.606%, 7/22/2023(b)	1,865,481
800,000	CPPIB Capital, Inc., 0.375%, 6/20/2024, 144A, (EUR)(b)	963,763
430,000	Enbridge, Inc., 2.900%, 7/15/2022(b)	446,320
905,000	Export Development Canada, 1.800%, 9/01/2022, (CAD)(b)	699,002
593,848	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A2, 2.616%, 7/12/2047, 144A, (CAD)(b)	449,568
5,000,000	Province of British Columbia Canada, Series 10, 1.750%, 9/27/2024(b)	5,258,420
2,355,000	Province of Quebec Canada, 2.300%, 9/01/2029, (CAD)(b)	1,940,419
2,475,000	Royal Bank of Canada, GMTN, 2.250%, 11/01/2024(b)	2,623,464
2,500,000	Toronto-Dominion Bank (The), 2.100%, 7/15/2022, 144A(b)	2,576,302
1,690,000	Toronto-Dominion Bank (The), GMTN, 3.500%, 7/19/2023(b)	1,834,790
1,675,000	Toronto-Dominion Bank (The), MTN, 1.150%, 6/12/2025(b)	1,702,196
1,580,000	Videotron Ltd., 5.125%, 4/15/2027, 144A	1,662,160

		175,997,206

	Chile — 0.3%
950,000	Celulosa Arauco y Constitucion S.A., 4.500%, 8/01/2024	1,039,347
1,500,000	Chile Government International Bond, 2.450%, 1/31/2031(b)	1,577,265
570,000	Corp. Nacional del Cobre de Chile, 3.750%, 1/15/2031, 144A(b)	633,584
1,960,000	Corp. Nacional del Cobre de Chile, 3.000%, 9/30/2029, 144A(b)	2,070,289
1,700,000	Corp. Nacional del Cobre de Chile, 4.500%, 9/16/2025(b)	1,915,703
1,160,000	Corp. Nacional del Cobre de Chile, 4.500%, 9/16/2025, 144A(b)	1,307,185
525,000	Enel Chile S.A., 4.875%, 6/12/2028(b)	622,073
800,000	Inversiones CMPC S.A., 4.375%, 5/15/2023, 144A(b)	850,000

See accompanying notes to financial statements.	| 46

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Chile — continued
$935,000	Republic of Chile, 3.240%, 2/06/2028(b)	$1,039,262
1,120,000	Transelec S.A., 4.250%, 1/14/2025, 144A(b)	1,215,200

		12,269,908

	China — 0.3%
920,000	Alibaba Group Holding Ltd., 3.400%, 12/06/2027(b)	1,030,250
795,000	Baidu, Inc., 3.875%, 9/29/2023(b)	854,251
12,000,000	China Government Bond, 3.300%, 7/04/2023, (CNY)(b)	1,801,402
6,500,000	China Government Bond, 3.390%, 5/21/2025, (CNH)(b)	986,826
500,000	China Government Bond, 3.480%, 6/29/2027, (CNH)(b)	76,886
400,000	China Resources Gas Group Ltd., 4.500%, 4/05/2022, 144A(b)	417,674
905,000	Industrial & Commercial Bank of China Ltd., 2.957%, 11/08/2022(b)	940,413
500,000	Tencent Holdings Ltd., 2.985%, 1/19/2023, 144A(b)	521,495
1,175,000	Tencent Holdings Ltd., 3.280%, 4/11/2024, 144A(b)	1,252,591
1,820,000	Three Gorges Finance I Cayman Islands Ltd., 3.150%, 6/02/2026(b)	1,977,357
1,270,000	Weibo Corp., 3.500%, 7/05/2024(b)	1,336,252

		11,195,397

	Colombia — 0.5%
1,395,000	Colombia Government International Bond, 3.125%, 4/15/2031	1,431,284
960,000	Colombia Telecomunicaciones S.A. E.S.P., 4.950%, 7/17/2030, 144A	998,400
2,536,000	Ecopetrol S.A., 5.875%, 5/28/2045	2,764,240
1,265,000,000	Emgesa S.A. E.S.P., 8.750%, 1/25/2021, 144A, (COP)	334,831
1,300,000	Empresas Publicas de Medellin ESP, 4.250%, 7/18/2029, 144A	1,303,900
1,140,000	Millicom International Cellular S.A., 6.250%, 3/25/2029, 144A	1,216,950
1,150,000	Millicom International Cellular S.A., 6.625%, 10/15/2026	1,233,398
575,000	Republic of Colombia, 3.875%, 4/25/2027	620,425
200,000,000	Republic of Colombia, 7.750%, 4/14/2021, (COP)	53,456
7,073,300,000	Republic of Colombia, Series B, 6.250%, 11/26/2025, (COP)	2,025,675
29,559,900,000	Titulos De Tesoreria, Series B, 7.500%, 8/26/2026, (COP)(b)	8,899,737
870,000	Transportadora de Gas Internacional S.A. E.S.P., 5.550%, 11/01/2028, 144A	983,109

		21,865,405

	Dem.Rep. Congo — 0.0%
985,000	HTA Group Ltd. Co., 7.000%, 12/18/2025, 144A	1,029,079

	Dominican Republic — 0.1%
1,155,000	Dominican Republic, 4.875%, 9/23/2032, 144A	1,148,647
1,410,000	Dominican Republic, 5.500%, 1/27/2025, 144A	1,499,902
590,000	Dominican Republic, 5.950%, 1/25/2027, 144A	633,123
995,000	Dominican Republic, 6.000%, 7/19/2028, 144A	1,070,789
425,000	Dominican Republic, 8.625%, 4/20/2027, 144A	496,723

		4,849,184

	Finland — 0.1%
3,575,000	Nordea Bank Abp, 0.750%, 8/28/2025, 144A(b)	3,555,978

47 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	France — 0.3%
200,000	AXA S.A., 7.125%, 12/15/2020, (GBP)(b)	$261,427
890,000	BNP Paribas S.A, (fixed rate to 6/09/2025, variable rate thereafter), 2.219%, 6/09/2026, 144A(b)	917,759
205,000	BNP Paribas S.A., 4.375%, 5/12/2026, 144A(b)	229,621
1,415,000	Caisse d’Amortissement de la Dette Sociale, 1.875%, 2/12/2022(b)	1,445,154
250,000	Credit Agricole S.A., 3.250%, 10/04/2024, 144A(b)	270,052
1,300,000	Edenred, 1.875%, 3/06/2026, (EUR)(b)	1,635,923
1,400,000	Engie S.A., 1.250%, 10/24/2041, (EUR)(b)	1,709,792
1,550,000	French Republic Government Bond OAT, 4.250%, 10/25/2023, (EUR)(b)	2,093,890
500,000	Holding d’Infrastructures de Transport SASU, EMTN, 1.625%, 11/27/2027, (EUR)	592,922
500,000	Holding d’Infrastructures de Transport SASU, EMTN, 0.625%, 3/27/2023, (EUR)	582,765
1,015,000	Societe Generale S.A., 4.750%, 11/24/2025, 144A(b)	1,113,622

		10,852,927

	Germany — 0.1%
1,165,000	BMW U.S. Capital LLC, 3.150%, 4/18/2024, 144A(b)	1,249,426
1,395,000	BMW U.S. Capital LLC, 4.150%, 4/09/2030, 144A(b)	1,653,061
1,450,000	Siemens Financieringsmaatschappij NV, 2.350%, 10/15/2026, 144A(b)	1,555,740
420,000	Volkswagen Group of America Finance LLC, 3.350%, 5/13/2025, 144A(b)	458,617

		4,916,844

	Hong Kong — 0.1%
355,000	AIA Group Ltd., 3.200%, 3/11/2025, 144A(b)	380,754
1,405,000	AIA Group Ltd., 3.600%, 4/09/2029(b)	1,580,330
1,135,000	AIA Group Ltd., 3.900%, 4/06/2028, 144A(b)	1,290,098

		3,251,182

	India — 0.1%
1,230,000	ICICI Bank Ltd., EMTN, 3.250%, 9/09/2022	1,254,948
1,250,000	Power Finance Corp. Ltd., 3.950%, 4/23/2030, 144A	1,218,050

		2,472,998

	Indonesia — 0.3%
300,000	Indonesia Government International Bond, 4.125%, 1/15/2025, 144A	334,796
1,385,000	Indonesia Government International Bond, 4.200%, 10/15/2050(b)	1,603,636
735,000	Indonesia Government International Bond, 4.750%, 1/08/2026	853,074
50,092,000,000	Indonesia Treasury Bond, Series FR75, 7.500%, 5/15/2038, (IDR)(b)	3,337,783
43,840,000,000	Indonesia Treasury Bond, Series FR82, 7.000%, 9/15/2030, (IDR)(b)	2,955,665
1,475,000	Republic of Indonesia, 2.850%, 2/14/2030(b)	1,551,494
545,000	Republic of Indonesia, 2.875%, 7/08/2021, 144A, (EUR)	651,188
525,000	Republic of Indonesia, 4.750%, 1/08/2026, 144A	609,651

		11,897,287

	Ireland — 0.1%
1,715,000	AIB Group PLC, 4.750%, 10/12/2023, 144A(b)	1,862,744
1,250,000	Bank of Ireland Group PLC, 4.500%, 11/25/2023, 144A	1,350,729
375,000	Ireland Government Bond, 3.400%, 3/18/2024, (EUR)(b)	500,695

		3,714,168

See accompanying notes to financial statements.	| 48

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Israel — 0.2%
23,525,000	State of Israel, 1.000%, 3/31/2030, (ILS)	$7,052,530

	Italy — 0.7%
200,000	Intesa Sanpaolo SpA, 5.710%, 1/15/2026, 144A	218,054
530,000	Intesa Sanpaolo SpA, EMTN, 3.928%, 9/15/2026, (EUR)	675,197
6,965,000	Italy Buoni Poliennali Del Tesoro, 1.350%, 4/01/2030, (EUR)(b)	8,586,961
3,305,000	Italy Buoni Poliennali Del Tesoro, 2.000%, 2/01/2028, (EUR)	4,265,944
4,255,000	Italy Buoni Poliennali Del Tesoro, 5.000%, 3/01/2022, (EUR)(b)	5,361,286
1,975,000	Italy Government International Bond, 2.375%, 10/17/2024	2,054,109
3,335,000	Republic of Italy, 2.500%, 11/15/2025, (EUR)	4,347,662
630,000	UniCredit SpA, (fixed rate to 4/02/2029, variable rate thereafter), 7.296%, 4/02/2034, 144A	724,935
635,000	UniCredit SpA, (fixed rate to 6/19/2027, variable rate thereafter), 5.861%, 6/19/2032, 144A	675,449

		26,909,597

	Japan — 0.8%
988,761,200(††)	Japan Government CPI Linked Bond, Series 23, 0.100%, 3/10/2028, (JPY)(b)	9,365,931
2,020,350,000	Japan Government Thirty Year Bond, Series 62, 0.500%, 3/20/2049, (JPY)(b)	18,792,809
2,000,000	Mizuho Financial Group, Inc., (fixed rate to 7/10/2023, variable rate thereafter), 1.241%, 7/10/2024(b)	2,015,702
2,000,000	Nomura Holdings, Inc., 1.851%, 7/16/2025(b)	2,035,233
1,445,000	Sumitomo Mitsui Financial Group, Inc., 3.040%, 7/16/2029(b)	1,574,920

		33,784,595

	Korea — 0.3%
765,000	Export-Import Bank of Korea, 3.000%, 11/01/2022(b)	802,032
1,100,000	Hyundai Capital Services, Inc., 3.750%, 3/05/2023, 144A(b)	1,164,790
1,575,000	Kia Motors Corp., 3.000%, 4/25/2023, 144A(b)	1,645,560
1,515,000	Korea East-West Power Co. Ltd., 1.750%, 5/06/2025, 144A(b)	1,565,422
910,000	Korea Gas Corp., 2.750%, 7/20/2022, 144A(b)	944,744
670,000	KT Corp., 2.500%, 7/18/2026, 144A(b)	716,110
1,180,000	LG Chem Ltd., 3.250%, 10/15/2024, 144A(b)	1,270,478
1,440,000,000	Republic of Korea, Series 2209, 2.000%, 9/10/2022, (KRW)(b)	1,260,161
770,000	Shinhan Bank Co. Ltd., 3.875%, 3/24/2026, 144A(b)	848,152
140,000	SK Telecom Co. Ltd., 6.625%, 7/20/2027, 144A(b)	183,817
200,000	Woori Bank, 5.875%, 4/13/2021, 144A(b)	204,902

		10,606,168

	Malaysia — 0.2%
28,570,000	Malaysia Government Bond, 3.480%, 3/15/2023, (MYR)(b)	7,116,202

	Mexico — 1.0%
620,000	Alfa SAB de CV, 6.875%, 3/25/2044	702,162
770,000	America Movil SAB de CV, 2.125%, 3/10/2028, (EUR)(b)	1,011,146
860,000	America Movil SAB de CV, 2.875%, 5/07/2030(b)	931,483
10,000,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)(b)	458,856

49 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Mexico — continued
$675,000	Banco Nacional de Comercio Exterior SNC, (fixed rate to 8/11/2021, variable rate thereafter), 3.800%, 8/11/2026, 144A	$673,319
730,000	Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander, 5.375%, 4/17/2025, 144A(b)	812,490
575,000	CEMEX Finance LLC, 6.000%, 4/01/2024	587,535
855,000	Cemex SAB de CV, 5.450%, 11/19/2029	864,619
2,045,000	Cemex SAB de CV, 5.700%, 1/11/2025	2,087,873
400,000	Cemex SAB de CV, 7.375%, 6/05/2027, 144A	432,204
360,000	Cemex SAB de CV, 7.750%, 4/16/2026	379,350
1,775,000	Coca-Cola Femsa SAB de CV, 2.750%, 1/22/2030(b)	1,887,784
1,205,000	Comision Federal de Electricidad, 4.750%, 2/23/2027(b)	1,293,869
800,000	Gruma SAB de CV, 4.875%, 12/01/2024(b)	889,008
10,000,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)(b)	337,774
840,000	Kimberly-Clark de Mexico SAB de CV, 2.431%, 7/01/2031, 144A(b)	854,927
142,000(†††)	Mexican Fixed Rate Bonds, Series M, 5.750%, 3/05/2026, (MXN)(b)	657,446
190,229(†††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)(b)	871,596
1,123,620(†††)	Mexican Fixed Rate Bonds, Series M 20, 8.500%, 5/31/2029, (MXN)(b)	6,008,444
637,836(†††)	Mexican Fixed Rate Bonds, Series M 30, 8.500%, 11/18/2038, (MXN)(b)	3,380,965
2,665,000	Mexico Government International Bond, 3.250%, 4/16/2030(b)	2,729,786
3,600,000	Mexico Government International Bond, 4.000%, 10/02/2023(b)	3,911,436
196,000	Mexico Government International Bond, 4.000%, 3/15/2115, (EUR)(b)	229,846
1,240,000	Orbia Advance Corp. SAB de CV, 4.000%, 10/04/2027	1,336,100
205,000	Orbia Advance Corp. SAB de CV, 5.875%, 9/17/2044	238,825
3,505,000	Petroleos Mexicanos, 5.950%, 1/28/2031(b)	2,959,972
100,000	Sigma Alimentos S.A. de CV, 2.625%, 2/07/2024, 144A, (EUR)	121,666
835,000	Sigma Alimentos S.A. de CV, 4.125%, 5/02/2026	888,858
1,205,000	Sigma Finance Netherlands BV, 4.875%, 3/27/2028	1,328,525
1,010,000	Unifin Financiera SAB de CV, 7.250%, 9/27/2023	869,519

		39,737,383

	Netherlands — 0.1%
870,000	Cooperatieve Rabobank UA, 4.375%, 8/04/2025(b)	982,343
1,725,000	ING Groep NV, (fixed rate to 7/01/2025, variable rate thereafter), 1.400%, 7/01/2026, 144A(b)	1,744,671

		2,727,014

	New Zealand — 0.1%
3,575,000	New Zealand Government Bond, 3.000%, 4/20/2029, (NZD)(b)	2,886,059

	Norway — 0.3%
17,000,000	City of Oslo, Norway, 3.550%, 2/12/2021, (NOK)(b)	1,843,910
2,790,000	Equinor ASA, 3.625%, 4/06/2040(b)	3,178,134
3,815,000	Norway Government Bond, Series 475, 2.000%, 5/24/2023, 144A, (NOK)(b)	428,585
16,500,000	Norway Government Bond, Series 478, 1.500%, 2/19/2026, 144A, (NOK)(b)	1,876,799
46,500,000	Norway Government Bond, Series 482, 1.375%, 8/19/2030, 144A, (NOK)(b)	5,345,743

		12,673,171

	Panama — 0.1%
1,485,000	Cable Onda S.A., 4.500%, 1/30/2030, 144A	1,545,588

See accompanying notes to financial statements.	| 50

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Panama — continued
$1,045,000	Panama Government International Bond, 3.160%, 1/23/2030(b)	$1,136,448
1,250,000	Panama Government International Bond, 4.500%, 4/01/2056(b)	1,565,625

		4,247,661

	Paraguay — 0.1%
1,420,000	Paraguay Government International Bond, 4.950%, 4/28/2031, 144A	1,635,130
800,000	Republic of Paraguay, 5.000%, 4/15/2026, 144A	910,008

		2,545,138

	Peru — 0.2%
3,220,000	Corp. Financiera de Desarrollo S.A., 2.400%, 9/28/2027, 144A	3,239,513
2,005,000	Peruvian Government International Bond, 2.392%, 1/23/2026(b)	2,103,265
580,000	Southern Copper Corp., 3.875%, 4/23/2025(b)	640,624
1,050,000	Transportadora de Gas del Peru S.A., 4.250%, 4/30/2028, 144A(b)	1,162,885

		7,146,287

	Philippines — 0.0%
1,060,000	Philippine Government International Bond, 2.457%, 5/05/2030(b)	1,143,888

	Poland — 0.2%
26,400,000	Republic of Poland Government Bond, 1.250%, 10/25/2030, (PLN)(b)	6,784,695

	Portugal — 0.1%
3,590,000	EDP Finance BV, 1.710%, 1/24/2028, 144A	3,570,399

	Singapore — 0.2%
785,000	BOC Aviation Ltd., 2.750%, 9/18/2022, 144A(b)	799,808
1,450,000	BOC Aviation Ltd., 3.250%, 4/29/2025, 144A(b)	1,514,583
345,000	DBS Group Holdings Ltd., (fixed rate to 12/11/2023, variable rate thereafter), 4.520%, 12/11/2028, 144A(b)	376,081
4,510,000	Republic of Singapore, 2.750%, 7/01/2023, (SGD)	3,525,931
3,215,000	United Overseas Bank Ltd., 3.200%, 4/23/2021, 144A(b)	3,255,638

		9,472,041

	South Africa — 0.4%
1,400,000	Anglo American Capital PLC, 2.625%, 9/10/2030, 144A	1,396,192
1,400,000	Anglo American Capital PLC, 5.625%, 4/01/2030, 144A(b)	1,718,388
1,420,000	MTN (Mauritius) Investments Ltd., 4.755%, 11/11/2024	1,450,885
930,000	MTN (Mauritius) Investments Ltd., 4.755%, 11/11/2024, 144A	950,227
46,510,000	Republic of South Africa, Series 2035, 8.875%, 2/28/2035, (ZAR)	2,324,148
39,185,000	Republic of South Africa, Series R213, 7.000%, 2/28/2031, (ZAR)	1,902,120
7,585,000	South Africa Government International Bond, 5.750%, 9/30/2049	6,422,068

		16,164,028

	Spain — 0.4%
2,300,000	Banco Bilbao Vizcaya Argentaria S.A., GMTN, 0.750%, 9/11/2022, (EUR)(b)	2,730,752
400,000	Banco Santander S.A., 3.125%, 2/23/2023(b)	419,002
600,000	CaixaBank S.A., (fixed rate to 4/17/2025, variable rate thereafter), EMTN, 2.250%, 4/17/2030, (EUR)	710,178
500,000	CaixaBank S.A., (fixed rate to 7/14/2023, variable rate thereafter), EMTN, 2.750%, 7/14/2028, (EUR)	602,485

51 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Spain — continued
700,000	Naturgy Finance BV, EMTN, 1.500%, 1/29/2028, (EUR)(b)	$886,732
725,000	Spain Government Bond, 0.750%, 7/30/2021, (EUR)(b)	858,484
430,000	Spain Government Bond, 1.600%, 4/30/2025, 144A, (EUR)(b)	548,054
2,525,000	Spain Government Bond, 1.950%, 7/30/2030, 144A, (EUR)(b)	3,463,118
1,400,000	Spain Government Bond, 2.700%, 10/31/2048, 144A, (EUR)(b)	2,317,285
2,565,000	Spain Government Bond, 4.400%, 10/31/2023, 144A, (EUR)(b)	3,457,026
1,300,000	Telefonica Emisiones S.A., EMTN, 1.495%, 9/11/2025, (EUR)(b)	1,619,202

		17,612,318

	Supranationals — 0.2%
1,495,000	Corporacion Andina de Fomento, 2.375%, 5/12/2023(b)	1,550,375
1,115,000	Corporacion Andina de Fomento, 4.375%, 6/15/2022(b)	1,173,404
3,360,000	European Investment Bank, 1.750%, 7/30/2024, 144A, (CAD)(b)	2,637,659
2,560,000	International Bank for Reconstruction & Development, 0.250%, 12/23/2022, (SEK)(b)	286,934
3,515,000	International Bank for Reconstruction & Development, 2.200%, 1/18/2022, (CAD)(b)	2,704,534

		8,352,906

	Sweden — 0.0%
1,675,000	Svenska Handelsbanken AB, 0.625%, 6/30/2023, 144A(b)	1,680,773

	Switzerland — 0.1%
930,000	Credit Suisse AG, 2.950%, 4/09/2025(b)	1,015,337
1,390,000	Credit Suisse Group AG, (fixed rate to 4/01/2030, variable rate thereafter), 4.194%, 4/01/2031, 144A(b)	1,604,741
1,375,000	Novartis Capital Corp., 2.000%, 2/14/2027(b)	1,462,972
900,000	Syngenta Finance NV, EMTN, 1.250%, 9/10/2027, (EUR)	1,010,106
340,000	Willow No. 2 (Ireland) PLC for Zurich Insurance Co. Ltd., EMTN, (fixed rate to 10/01/2025, variable rate thereafter), 4.250%, 10/01/2045(b)	364,631

		5,457,787

	Thailand — 0.1%
1,570,000	Kasikornbank PCL, EMTN, 3.256%, 7/12/2023(b)	1,650,251
85,000,000	Thailand Government Bond, 2.125%, 12/17/2026, (THB)(b)	2,859,708
950,000	Thaioil Treasury Center Co. Ltd., 3.625%, 1/23/2023, 144A(b)	990,803

		5,500,762

	Trinidad — 0.0%
415,000	Trinidad Generation UnLtd., 5.250%, 11/04/2027, 144A	410,850

	Turkey — 0.3%
2,830,000	Turk Telekomunikasyon AS, 6.875%, 2/28/2025	2,886,600
525,000	Turk Telekomunikasyon AS, 6.875%, 2/28/2025, 144A	535,500
2,875,000	Turkcell Iletisim Hizmetleri AS, 5.800%, 4/11/2028	2,798,985
6,970,000	Turkey Government International Bond, 5.250%, 3/13/2030	6,200,289
1,345,000	Turkey Government International Bond, 7.625%, 4/26/2029	1,384,072

		13,805,446

See accompanying notes to financial statements.	| 52

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United Arab Emirates — 0.1%
$1,610,000	Abu Dhabi Crude Oil Pipeline LLC, 3.650%, 11/02/2029(b)	$1,827,801
1,295,000	Abu Dhabi Government International Bond, 3.125%, 4/16/2030, 144A(b)	1,447,654

		3,275,455

	United Kingdom — 0.4%
95,000	Avon Products, Inc., 8.950%, 3/15/2043	111,316
1,265,000	British Telecommunications PLC, 3.250%, 11/08/2029, 144A	1,354,343
1,350,000	CK Hutchison International 19 Ltd., 3.625%, 4/11/2029, 144A(b)	1,529,915
1,420,000	Diageo Capital PLC, 2.125%, 4/29/2032(b)	1,483,028
365,000	HSBC Holdings PLC, 4.950%, 3/31/2030(b)	439,388
1,125,000	Lloyds Banking Group PLC, (fixed rate to 7/09/2024, variable rate thereafter), 3.870%, 7/09/2025(b)	1,224,422
635,000	Lloyds Banking Group PLC, 4.050%, 8/16/2023(b)	687,185
400,000	Lloyds Banking Group PLC, 4.500%, 11/04/2024(b)	436,267
1,395,000	Nationwide Building Society, (fixed rate to 7/18/2029, variable rate thereafter), 3.960%, 7/18/2030, 144A(b)	1,575,139
1,130,000	NatWest Group PLC, 6.000%, 12/19/2023(b)	1,270,818
235,000	Network Rail Infrastructure Finance PLC, EMTN, 4.750%, 1/22/2024, (GBP)(b)	348,771
350,000	Santander UK Group Holdings PLC, 4.750%, 9/15/2025, 144A(b)	382,821
250,000	Standard Chartered PLC, EMTN, 3.125%, 11/19/2024, (EUR)(b)	320,020
1,035,000	United Kingdom Gilt, 2.750%, 9/07/2024, (GBP)(b)	1,484,328
1,660,000	Vodafone Group PLC, 4.375%, 5/30/2028(b)	1,964,942

		14,612,703

	United States — 16.1%
165,000	AES Corp. (The), 3.950%, 7/15/2030, 144A	182,318
110,000	Air Lease Corp., 2.250%, 1/15/2023	110,698
15,000	Air Lease Corp., 3.250%, 3/01/2025	15,259
116,000	Air Lease Corp., 3.250%, 10/01/2029	110,034
360,000	Air Lease Corp., MTN, 3.000%, 2/01/2030	335,247
480,000	Allison Transmission, Inc., 4.750%, 10/01/2027, 144A	493,800
8,000,000	Ally Financial, Inc., 4.125%, 2/13/2022	8,290,399
745,000	Ally Financial, Inc., 5.125%, 9/30/2024	830,298
1,728,000	Ally Financial, Inc., 8.000%, 11/01/2031	2,365,847
70,000	American Airlines Group, Inc., 3.750%, 3/01/2025, 144A	35,492
1,965,000	American Airlines Group, Inc., 5.000%, 6/01/2022, 144A	1,336,200
1,667,402	American Airlines Pass Through Certificates, Series 2016-1, Class B, 5.250%, 7/15/2025	1,151,822
108,948	American Airlines Pass Through Certificates, Series 2013-1, Class A, 4.000%, 1/15/2027	86,239
1,363,322	American Airlines Pass Through Certificates, Series 2016-3, Class B, 3.750%, 4/15/2027	945,614
386,558	American Airlines Pass Through Certificates, Series 2017-1B, Class B, 4.950%, 8/15/2026	263,837
502,606	American Airlines Pass Through Certificates, Series 2017-2, Class B, 3.700%, 4/15/2027	319,745
5,335,000	American Airlines, Inc., 11.750%, 7/15/2025, 144A	5,148,275

53 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$2,510,000	American Honda Finance Corp., GMTN, 1.700%, 9/09/2021	$2,539,951
3,975,000	Apple, Inc., Series MPLE, 2.513%, 8/19/2024, (CAD)(b)	3,169,522
260,000	Aptiv PLC, 1.600%, 9/15/2028, (EUR)	318,933
1,510,000	AT&T, Inc., 3.400%, 5/15/2025	1,670,815
804,000	AT&T, Inc., 3.650%, 9/15/2059, 144A	789,809
3,960,000	AT&T, Inc., 4.300%, 2/15/2030	4,693,908
424,000	AT&T, Inc., 4.500%, 3/09/2048	486,589
925,000	Aviation Capital Group LLC, 6.750%, 4/06/2021, 144A	942,925
75,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.750%, 7/15/2027, 144A	67,646
2,700,000	Bank of America Corp., 6.110%, 1/29/2037	3,811,464
115,000	Bank of America Corp., MTN, 4.250%, 10/22/2026	133,162
3,180,000	Beazer Homes USA, Inc., 7.250%, 10/15/2029	3,410,550
140,000	Boeing Co. (The), 3.100%, 5/01/2026	139,656
25,000	Boeing Co. (The), 3.250%, 2/01/2035	23,499
165,000	Boeing Co. (The), 3.550%, 3/01/2038	150,305
25,000	Boeing Co. (The), 3.625%, 3/01/2048	21,970
90,000	Boeing Co. (The), 3.750%, 2/01/2050	82,126
635,000	Boeing Co. (The), 3.850%, 11/01/2048	581,869
640,000	Boeing Co. (The), 3.950%, 8/01/2059	579,368
585,000	BP Capital Markets America, Inc., 3.216%, 11/28/2023(b)	628,601
270,000	Brighthouse Financial, Inc., 4.700%, 6/22/2047	259,847
1,860,000	Brighthouse Financial, Inc., 5.625%, 5/15/2030	2,166,091
690,000	Broadcom, Inc., 5.000%, 4/15/2030	813,922
60,000	CenturyLink, Inc., 5.625%, 4/01/2025	64,102
880,000	CenturyLink, Inc., Series S, 6.450%, 6/15/2021	903,100
3,210,000	Chesapeake Energy Corp., 4.875%, 4/15/2022(c)(d)(e)	130,454
315,000	Chesapeake Energy Corp., 5.750%, 3/15/2023(c)(d)(e)	11,813
7,295,000	Chesapeake Energy Corp., 8.000%, 6/15/2027(c)(d)(e)	246,206
780,000	Chevron Corp., 2.419%, 11/17/2020(b)	781,240
1,635,000	Cimarex Energy Co., 4.375%, 6/01/2024	1,754,882
40,000	Cincinnati Bell, Inc., 8.000%, 10/15/2025, 144A	42,250
3,500,000	Coca-Cola Co. (The), 1.550%, 9/01/2021	3,540,585
265,000	Constellation Brands, Inc., 4.750%, 11/15/2024	304,736
485,000	Continental Resources, Inc., 3.800%, 6/01/2024	447,412
640,000	Continental Resources, Inc., 4.500%, 4/15/2023	609,920
63,000	Continental Resources, Inc., 5.000%, 9/15/2022	62,533
375,000	Cox Communications, Inc., 4.800%, 2/01/2035, 144A	471,636
595,000	CSC Holdings LLC, 5.375%, 2/01/2028, 144A	628,469
155,000	Cummins, Inc., 5.650%, 3/01/2098	187,900
490,000	Dana, Inc., 5.375%, 11/15/2027	502,250
475,000	Dell International LLC/EMC Corp., 6.020%, 6/15/2026, 144A	557,735
75,270	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	70,809
940,000	DH Europe Finance II S.a.r.l., 0.750%, 9/18/2031, (EUR)(b)	1,084,983
50,000	Dillard’s, Inc., 7.000%, 12/01/2028	51,296
8,000	Dillard’s, Inc., 7.750%, 7/15/2026	8,391

See accompanying notes to financial statements.	| 54

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$1,680,000	DISH DBS Corp., 5.000%, 3/15/2023	$1,713,600
3,570,000	DISH DBS Corp., 5.875%, 11/15/2024	3,661,035
1,385,000	DISH DBS Corp., 7.750%, 7/01/2026	1,522,614
310,000	DR Horton, Inc., 4.375%, 9/15/2022	328,833
140,000	Ecolab, Inc., 4.800%, 3/24/2030(b)	178,576
160,000	Edison International, 4.950%, 4/15/2025	175,136
340,000	Enable Midstream Partners LP, 5.000%, 5/15/2044	286,535
235,000	Enbridge Energy Partners LP, 7.375%, 10/15/2045	344,073
1,075,000	Energy Transfer Partners LP/Regency Energy Finance Corp., 5.000%, 10/01/2022	1,131,363
600,000	EnLink Midstream Partners LP, 4.150%, 6/01/2025	516,618
410,000	FedEx Corp., 1.000%, 1/11/2023, (EUR)	489,809
650,000	FedEx Corp., 3.400%, 1/14/2022	673,785
4,910,000	Ford Motor Co., 4.750%, 1/15/2043	4,445,637
2,515,000	Ford Motor Co., 5.291%, 12/08/2046	2,359,384
25,000	Ford Motor Co., 6.375%, 2/01/2029	25,993
50,000	Ford Motor Co., 6.625%, 2/15/2028	52,519
2,105,000	Ford Motor Co., 6.625%, 10/01/2028	2,268,137
5,000	Ford Motor Co., 7.500%, 8/01/2026	5,444
875,000	Ford Motor Credit Co. LLC, 5.113%, 5/03/2029	896,875
7,305,000	Ford Motor Credit Co. LLC, 5.125%, 6/16/2025	7,533,281
200,000	Ford Motor Credit Co. LLC, GMTN, 4.389%, 1/08/2026	197,718
2,710,000	Freeport-McMoRan, Inc., 4.375%, 8/01/2028	2,802,018
9,830,000	GE Capital Funding LLC, 4.550%, 5/15/2032, 144A	10,565,920
295,000	General Electric Co., 4.500%, 3/11/2044	304,725
50,000	General Electric Co., GMTN, 3.100%, 1/09/2023	52,470
1,055,000	General Motors Co., 5.200%, 4/01/2045	1,136,409
405,000	General Motors Co., 6.250%, 10/02/2043	479,951
240,000	General Motors Financial Co., Inc., 3.450%, 4/10/2022	246,750
7,680,000	General Motors Financial Co., Inc., 3.600%, 6/21/2030	7,953,464
925,000	General Motors Financial Co., Inc., 5.250%, 3/01/2026	1,040,677
100,000	General Motors Financial Co., Inc., EMTN, 0.955%, 9/07/2023, (EUR)	116,841
635,000	General Motors Financial Co., Inc., EMTN, 2.250%, 9/06/2024, (GBP)	814,348
770,000	General Motors Financial of Canada Ltd., Series 5, 3.250%, 11/07/2023, (CAD)	594,864
3,435,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	4,544,778
105,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	135,696
180,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	269,106
315,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	509,245
905,000	Global Atlantic Fin Co., 8.625%, 4/15/2021, 144A	934,125
2,295,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	3,334,471
2,895,000	Goodyear Tire & Rubber Co. (The), 4.875%, 3/15/2027	2,743,012
150,000	Goodyear Tire & Rubber Co. (The), 5.000%, 5/31/2026	145,743
165,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	171,229
855,000	Hanesbrands, Inc., 5.375%, 5/15/2025, 144A	902,025
20,000	HCA, Inc., 4.750%, 5/01/2023	21,818
6,670,000	HCA, Inc., 5.375%, 9/01/2026	7,367,482

55 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$225,000	HCA, Inc., 7.050%, 12/01/2027	$262,687
820,000	HCA, Inc., 7.500%, 11/06/2033	1,090,600
395,000	HCA, Inc., 8.360%, 4/15/2024	465,112
195,000	HCA, Inc., MTN, 7.580%, 9/15/2025	232,537
75,000	HCA, Inc., MTN, 7.750%, 7/15/2036	95,625
490,000	Hewlett Packard Enterprise Co., 6.350%, 10/15/2045	624,552
485,000	Huntington Ingalls Industries, Inc., 5.000%, 11/15/2025, 144A	498,506
1,000,000	Hyundai Capital America, 2.650%, 2/10/2025(b)	1,029,800
835,000	Hyundai Capital America, 2.650%, 2/10/2025, 144A(b)	859,883
1,585,000	Hyundai Capital America, 2.750%, 9/27/2026, 144A(b)	1,640,943
1,395,000	Hyundai Capital America, 6.375%, 4/08/2030, 144A(b)	1,785,749
1,835,000	iHeartCommunications, Inc., 8.375%, 5/01/2027	1,807,475
5,760,000	Iron Mountain, Inc., 4.875%, 9/15/2029, 144A	5,860,800
290,000	iStar, Inc., 4.750%, 10/01/2024	280,575
48,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036(c)(d)(e)	229
5,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097(c)(d)(e)	31
1,070,000	Jefferies Group LLC, 6.250%, 1/15/2036	1,326,020
7,760,000	JELD-WEN, Inc., 4.625%, 12/15/2025, 144A	7,798,800
1,875,000	JELD-WEN, Inc., 4.875%, 12/15/2027, 144A	1,910,719
1,885,000	Kraft Heinz Foods Co., 4.375%, 6/01/2046	1,934,142
760,000	Level 3 Financing, Inc., 5.375%, 5/01/2025	783,568
44,000	Masco Corp., 6.500%, 8/15/2032	57,039
403,000	Masco Corp., 7.750%, 8/01/2029	568,609
615,000	Medtronic Global Holdings SCA, 1.125%, 3/07/2027, (EUR)(b)	761,421
2,905,000	MGIC Investment Corp., 5.250%, 8/15/2028	2,996,290
4,315,000	Michaels Stores, Inc., 8.000%, 7/15/2027, 144A	4,509,175
10,000,000	Microsoft Corp., 1.550%, 8/08/2021	10,107,979
2,355,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.500%, 6/20/2027, 144A	2,452,144
1,025,000	Minerals Technologies, Inc., 5.000%, 7/01/2028, 144A	1,053,987
450,000	Morgan Stanley, 3.950%, 4/23/2027	510,107
725,000	Morgan Stanley, 5.750%, 1/25/2021	737,388
3,150,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	3,411,987
600,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	761,998
25,000	MPLX LP, 4.500%, 7/15/2023	27,104
95,000	MPLX LP, 4.875%, 6/01/2025	107,525
2,135,000	Nationstar Mortgage Holdings, Inc., 5.500%, 8/15/2028, 144A	2,132,331
3,890,000	Nationstar Mortgage Holdings, Inc., 9.125%, 7/15/2026, 144A	4,172,025
4,605,000	Nationwide Mutual Insurance Co., 4.350%, 4/30/2050, 144A	4,933,295
3,000,000	Navient Corp., 5.000%, 10/26/2020	3,000,000
2,535,000	Navient Corp., 5.000%, 3/15/2027	2,380,441
915,000	Navient Corp., 5.500%, 1/25/2023	920,815
255,000	Navient Corp., 5.875%, 10/25/2024	253,567
1,600(††††)	Navient Corp., 6.000%, 12/15/2043	34,124
1,130,000	Navient Corp., 6.750%, 6/15/2026	1,127,175
4,318,000	Navient Corp., MTN, 5.625%, 8/01/2033	3,634,137
760,000	Navient Corp., MTN, 6.125%, 3/25/2024	765,700

See accompanying notes to financial statements.	| 56

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$415,000	Navient Corp., MTN, 7.250%, 1/25/2022	$425,375
1,200,000	New Fortress Energy, Inc., 6.750%, 9/15/2025, 144A	1,254,600
65,000	Newfield Exploration Co., 5.625%, 7/01/2024	63,053
900,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.125%, 3/01/2025	535,500
405,000	NGL Energy Partners LP/NGL Energy Finance Corp., 7.500%, 11/01/2023	269,831
20,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	25,458
1,765,000	Nissan Motor Acceptance Corp., 3.650%, 9/21/2021, 144A(b)	1,800,026
300,000	Occidental Petroleum Corp., 4.500%, 7/15/2044	215,463
2,355,000	Occidental Petroleum Corp., 6.625%, 9/01/2030	2,172,487
1,795,000	Occidental Petroleum Corp., 8.875%, 7/15/2030	1,848,850
2,275,000	Oceaneering International, Inc., 4.650%, 11/15/2024	1,662,160
420,000	Old Republic International Corp., 4.875%, 10/01/2024	476,767
1,170,000	OneMain Finance Corp., 5.625%, 3/15/2023	1,213,881
860,000	OneMain Finance Corp., 6.875%, 3/15/2025	954,320
2,310,000	OneMain Finance Corp., 7.125%, 3/15/2026	2,580,732
330,000	OneMain Finance Corp., 7.750%, 10/01/2021	345,155
130,000	OneMain Finance Corp., 8.250%, 10/01/2023	144,300
3,693,000	ONEOK Partners LP, 4.900%, 3/15/2025	4,046,886
25,000	ONEOK Partners LP, 6.200%, 9/15/2043	26,486
1,200,000	Owens Corning, 4.400%, 1/30/2048	1,336,438
310,000	Owens Corning, 7.000%, 12/01/2036	413,265
2,965,000	Owens-Brockway Glass Container, Inc., 5.375%, 1/15/2025, 144A	3,128,075
585,000	Owens-Brockway Glass Container, Inc., 6.625%, 5/13/2027, 144A	633,628
8,630,000	Owl Rock Capital Corp., 4.250%, 1/15/2026	8,742,449
5,150,000	Owl Rock Technology Finance Corp., 4.750%, 12/15/2025, 144A	5,088,887
1,400,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.000%, 7/15/2025, 144A	1,577,140
2,165,000	Prologis Euro Finance LLC, 0.250%, 9/10/2027, (EUR)(b)	2,534,658
1,530,000	Prologis Euro Finance LLC, 0.375%, 2/06/2028, (EUR)(b)	1,803,122
365,000	Prologis LP, 2.250%, 6/30/2029, (GBP)(b)	512,640
1,115,000	Prudential Financial, Inc., MTN, 3.700%, 3/13/2051	1,225,853
540,000	PulteGroup, Inc., 6.000%, 2/15/2035	666,900
785,000	PulteGroup, Inc., 6.375%, 5/15/2033	987,137
220,000	PulteGroup, Inc., 7.875%, 6/15/2032	302,500
285,000	QEP Resources, Inc., 5.250%, 5/01/2023	207,337
210,000	QEP Resources, Inc., 5.375%, 10/01/2022	172,200
295,000	Quicken Loans LLC, 5.250%, 1/15/2028, 144A	310,830
120,000	Quicken Loans LLC, 5.750%, 5/01/2025, 144A	123,540
95,000	Qwest Corp., 7.250%, 9/15/2025	109,120
345,000	Radian Group, Inc., 4.500%, 10/01/2024	342,481
195,000	Radian Group, Inc., 4.875%, 3/15/2027	195,000
3,365,000	Radian Group, Inc., 6.625%, 3/15/2025	3,550,075
890,000	Range Resources Corp., 4.875%, 5/15/2025	803,314
165,000	Range Resources Corp., 5.000%, 3/15/2023	156,750
1,100,000	Realty Income Corp., EMTN, 1.625%, 12/15/2030, (GBP)	1,409,988
810,000	Santander Holdings USA, Inc., 3.450%, 6/02/2025(b)	866,216
25,000	Sealed Air Corp., 4.875%, 12/01/2022, 144A	26,072
640,000	Sealed Air Corp., 5.500%, 9/15/2025, 144A	707,200

57 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$35,000	Service Properties Trust, 3.950%, 1/15/2028	$29,050
395,000	Service Properties Trust, 4.350%, 10/01/2024	357,475
115,000	Service Properties Trust, 4.500%, 6/15/2023	112,778
60,000	Service Properties Trust, 4.650%, 3/15/2024	55,800
50,000	Service Properties Trust, 4.750%, 10/01/2026	44,466
185,000	Service Properties Trust, 4.950%, 2/15/2027	164,650
420,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	458,325
140,000	Silgan Holdings, Inc., 3.250%, 3/15/2025, (EUR)	165,742
5,051,000	SM Energy Co., 10.000%, 1/15/2025, 144A	4,820,220
2,785,000	Summit Materials LLC/Summit Materials Finance Corp., 5.250%, 1/15/2029, 144A	2,899,881
2,805,000	T-Mobile USA, Inc., 3.875%, 4/15/2030, 144A	3,182,609
3,960,000	Tenet Healthcare Corp., 5.125%, 5/01/2025	3,996,828
14,910,000	Tenet Healthcare Corp., 6.125%, 10/01/2028, 144A	14,499,975
100,000	Tenet Healthcare Corp., 6.750%, 6/15/2023	105,000
1,695,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	1,661,100
820,000	Textron, Inc., 5.950%, 9/21/2021	851,308
100,000	Thermo Fisher Scientific, Inc., EMTN, 1.500%, 10/01/2039, (EUR)	116,971
245,000	Thermo Fisher Scientific, Inc., EMTN, 1.875%, 10/01/2049, (EUR)(b)	289,017
90,000	Time Warner Cable LLC, 4.500%, 9/15/2042	97,764
85,000	Time Warner Cable LLC, 5.500%, 9/01/2041	102,968
1,635,000	Toyota Motor Credit Corp., MTN, 2.650%, 4/12/2022(b)	1,691,107
1,680,000	Transcontinental Gas Pipe Line Co. LLC, 7.850%, 2/01/2026	2,175,105
635,000	TransDigm, Inc., 5.500%, 11/15/2027	610,267
171,000	TransDigm, Inc., 6.500%, 7/15/2024	170,573
185,000	TransDigm, Inc., 6.500%, 5/15/2025	184,422
50,000	TransDigm, Inc., 7.500%, 3/15/2027	51,916
2,615,000	TransDigm, Inc., 8.000%, 12/15/2025, 144A	2,843,812
5,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.875%, 6/15/2024	5,400
77,186	U.S. Airways Pass Through Trust, Series 2012-1A, Class A, 5.900%, 4/01/2026	75,621
295,830	U.S. Airways Pass Through Trust, Series 2012-2A, Class A, 4.625%, 12/03/2026	245,176
53,675,000	U.S. Treasury Bond, 1.250%, 5/15/2050	51,024,797
55,610,000	U.S. Treasury Bond, 1.375%, 8/15/2050	54,576,002
4,960,000	U.S. Treasury Bond, 2.875%, 5/15/2049(b)(f)	6,658,994
4,380,000	U.S. Treasury Bond, 3.000%, 8/15/2048	5,983,662
4,143,706	U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2022(b)(g)	4,217,192
4,183,169	U.S. Treasury Inflation Indexed Note, 0.375%, 7/15/2027(b)(g)	4,651,569
13,193,191	U.S. Treasury Inflation Indexed Note, 0.625%, 4/15/2023(b)(g)	13,804,407
33,735,000	U.S. Treasury Note, 1.500%, 9/30/2021	34,193,585
34,445,000	U.S. Treasury Note, 1.500%, 10/31/2021	34,953,602
35,975,000	U.S. Treasury Note, 1.500%, 11/30/2021	36,539,920
13,685,000	U.S. Treasury Note, 1.625%, 10/31/2026(b)	14,711,375
14,060,000	U.S. Treasury Note, 1.625%, 8/15/2029(b)	15,312,219
21,715,000	U.S. Treasury Note, 1.750%, 11/30/2021	22,123,853
10,235,000	U.S. Treasury Note, 1.750%, 11/15/2029(b)	11,274,092

See accompanying notes to financial statements.	| 58

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$4,515,000	U.S. Treasury Note, 1.875%, 3/31/2022	$4,632,990
4,700,000	U.S. Treasury Note, 2.875%, 5/15/2028(b)	5,532,047
400,799	United Airlines Pass Through Trust, Series 2016-2, Class B, 3.650%, 4/07/2027	302,310
1,450,000	United States Steel Corp., 6.650%, 6/01/2037	891,750
25,000	ViacomCBS, Inc., 4.375%, 3/15/2043	26,576
4,050,000	ViacomCBS, Inc., 4.950%, 5/19/2050	4,752,096
395,000	ViacomCBS, Inc., 5.250%, 4/01/2044	459,049
145,000	ViacomCBS, Inc., 5.850%, 9/01/2043	183,932
145,000	Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 9.750%, 4/15/2023, 144A	98,600
1,150,000	Walmart, Inc., 3.700%, 6/26/2028(b)	1,359,835
60,000	Weyerhaeuser Co., 6.950%, 10/01/2027	75,678
315,000	Weyerhaeuser Co., 7.375%, 3/15/2032	459,245
1,380,000	Whirlpool Corp., 4.600%, 5/15/2050	1,709,161

		650,233,211

	Uruguay — 0.0%
1,415,000	Uruguay Government International Bond, 4.375%, 1/23/2031(b)	1,682,095

	Total Non-Convertible Bonds (Identified Cost $1,180,453,500)	1,227,095,820

Convertible Bonds — 0.4%
	United States — 0.4%
1,450,000	Booking Holdings, Inc., 0.900%, 9/15/2021	1,542,952
95,000	Chesapeake Energy Corp., 5.500%, 9/15/2026(c)(d)(e)	3,182
545,000	DISH Network Corp., 2.375%, 3/15/2024	490,473
7,055,000	DISH Network Corp., 3.375%, 8/15/2026	6,476,466
290,000	Evolent Health, Inc., 3.500%, 12/01/2024, 144A	284,200
1,855,000	iStar, Inc., 3.125%, 9/15/2022	1,972,898
1,950,000	Nuance Communications, Inc., 1.000%, 12/15/2035	2,851,758
205,000	Nuance Communications, Inc., 1.250%, 4/01/2025	365,111
10,000	Nuance Communications, Inc., 1.500%, 11/01/2035	16,437
825,000	Western Digital Corp., 1.500%, 2/01/2024	783,252

	Total Convertible Bonds (Identified Cost $13,164,254)	14,786,729

Municipals — 0.0%
	United States — 0.0%
155,000	State of Illinois, 5.100%, 6/01/2033	156,641
130,000	Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	134,177

	Total Municipals (Identified Cost $256,464)	290,818

	Total Bonds and Notes (Identified Cost $1,193,874,218)	1,242,173,367

59 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Allocation Fund – (continued)

Shares	Description	Value (†)
Preferred Stocks — 0.1%
United States — 0.1%
460	Chesapeake Energy Corp., 5.000%(a)(c)(h)(i)	$—
40	Chesapeake Energy Corp., 5.750%(a)(c)(h)(i)	—
736	Chesapeake Energy Corp., 5.750%(a)(c)(h)(i)	—
84	Chesapeake Energy Corp., 5.750%, 144A(a)(c)(h)(i)	—
38,952	El Paso Energy Capital Trust I, 4.750%	1,821,785

1,821,785

	Total Preferred Stocks (Identified Cost $2,285,617)	1,821,785

Principal Amount (‡)
Short-Term Investments — 1.6%
$57,946,780	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2020 at 0.000% to be repurchased at $57,946,780 on 10/01/2020 collateralized by $56,783,700 U.S. Treasury Note, 1.125% due 2/28/2025 valued at $59,105,774 including accrued interest (Note 2 of Notes to Financial Statements)	57,946,780
8,535,000	U.S. Treasury Bills, 0.160%, 12/24/2020(j)	8,533,008

	Total Short-Term Investments (Identified Cost $66,478,593)	66,479,788

	Total Investments — 99.5% (Identified Cost $3,258,756,687)	4,020,729,620
	Other assets less liabilities — 0.5%	20,828,034

	Net Assets — 100.0%	$4,041,557,654

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents principal amount including inflation adjustments.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(††††)	Amount shown represents units. One unit represents a principal amount of 25.
(a)	Non-income producing security.
(b)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(c)	Illiquid security. (Unaudited)
(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2020, the value of these securities amounted to $391,915 or less than 0.1% of net assets. See Note 2 of Notes to Financial Statements.
(f)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(g)	Treasury Inflation Protected Security (TIPS).

See accompanying notes to financial statements.	| 60

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Allocation Fund – (continued)

(h)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(i)	Fair valued by the Fund’s adviser. At September 30, 2020, the value of these securities amounted to $0. See Note 2 of Notes to Financial Statements.
(j)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the value of Rule 144A holdings amounted to $229,707,819 or 5.7% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
CPI	Consumer Price Index
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note

AUD	Australian Dollar
CAD	Canadian Dollar
CNH	Chinese Yuan Renminbi Offshore
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
ZAR	South African Rand

61 |	See accompanying notes to financial statements.

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Allocation Fund – (continued)

At September 30, 2020, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency		In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	12/16/2020	KRW	B	5,850,000,000	$4,934,627	$5,002,416	$67,789
Credit Suisse International	12/16/2020	CAD	S	198,988,000	151,303,263	149,490,605	1,812,658
Credit Suisse International	12/16/2020	COP	S	38,844,665,000	10,423,201	10,110,682	312,519
Credit Suisse International	12/16/2020	GBP	B	13,490,000	17,256,502	17,415,027	158,525
Credit Suisse International	12/16/2020	GBP	S	1,119,000	1,427,050	1,444,583	(17,533)
Credit Suisse International	12/16/2020	JPY	B	9,350,164,000	88,161,520	88,746,184	584,664
HSBC Bank USA	12/16/2020	AUD	B	4,075,000	2,961,140	2,919,305	(41,835)
Morgan Stanley Capital Services, Inc.	12/16/2020	EUR	B	144,331,000	170,457,798	169,506,058	(951,740)
UBS AG	12/16/2020	IDR	S	40,354,000,000	2,691,289	2,693,302	(2,013)
UBS AG	12/16/2020	SEK	B	7,350,000	840,628	821,457	(19,171)
UBS AG	12/16/2020	THB	S	83,000,000	2,628,412	2,619,087	9,325

Total							$1,913,188

At September 30, 2020, the Fund had the following open forward cross currency contracts:

Counterparty	Settlement Date	Deliver/Units of Currency		Receive/Units of Currency		Notional Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, Inc.	12/16/2020	NOK	30,959,000	EUR	2,910,691	$3,418,390	$98,643

At September 30, 2020, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Ultra 10 Year U.S. Treasury Note	12/21/2020	39	$6,209,225	$6,236,953	$27,728

See accompanying notes to financial statements.	| 62

Portfolio of Investments – as of September 30, 2020

Loomis Sayles Global Allocation Fund – (continued)

Industry Summary at September 30, 2020

Treasuries	15.9%
IT Services	8.9
Internet & Direct Marketing Retail	5.8
Software	5.5
Capital Markets	4.5
Interactive Media & Services	4.4
Health Care Equipment & Supplies	4.1
Chemicals	4.1
Life Sciences Tools & Services	3.4
Semiconductors & Semiconductor Equipment	3.0
Banks	2.5
Industrial Conglomerates	2.4
Aerospace & Defense	2.2
Health Care Providers & Services	2.2
Machinery	2.1
Banking	2.0
Other Investments, less than 2% each	24.9
Short-Term Investments	1.6

Total Investments	99.5
Other assets less liabilities (including forward foreign currency and futures contracts)	0.5

Net Assets	100.0%

Currency Exposure Summary at September 30, 2020

United States Dollar	73.9%
Canadian Dollar	6.8
Euro	4.6
Swiss Franc	3.0
British Pound	2.6
Japanese Yen	2.4
Other, less than 2% each	6.2

Total Investments	99.5
Other assets less liabilities (including forward foreign currency and futures contracts)	0.5

Net Assets	100.0%

63 |	See accompanying notes to financial statements.

Statements of Assets and Liabilities

September 30, 2020

	Core Plus Bond Fund	Global Allocation Fund
ASSETS
Investments at cost	$9,487,153,944	$3,258,756,687
Net unrealized appreciation	359,873,014	761,972,933

Investments at value	9,847,026,958	4,020,729,620
Cash	18,534,006	425
Due from brokers (Note 2)	633,698	768,811
Foreign currency at value (identified cost $0 and $12,921,128, respectively)	—	12,819,247
Receivable for Fund shares sold	39,155,010	6,534,175
Receivable for securities sold	199,008,232	896,298
Receivable for when-issued/delayed delivery securities sold (Note 2)	897,889,274	—
Collateral received for delayed delivery securities and open forward foreign currency contracts (Notes 2 and 4)	946,000	3,600,000
Dividends and interest receivable	53,224,532	9,900,021
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	3,044,123
Tax reclaims receivable	—	1,134,022
Prepaid expenses (Note 8)	964	403

TOTAL ASSETS	11,056,418,674	4,059,427,145

LIABILITIES
Payable for securities purchased	427,092,486	7,261,964
Payable for when-issued/delayed delivery securities purchased (Note 2)	1,339,716,213	—
Payable for Fund shares redeemed	6,006,628	2,232,489
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	1,032,292
Foreign taxes payable (Note 2)	—	571,027
Due to brokers (Note 2)	946,000	3,600,000
Payable for variation margin on futures contracts (Note 2)	—	18,281
Management fees payable (Note 6)	2,381,935	2,440,207
Deferred Trustees’ fees (Note 6)	710,579	310,876
Administrative fees payable (Note 6)	328,876	144,166
Payable to distributor (Note 6d)	54,860	56,767
Other accounts payable and accrued expenses	437,394	201,422

TOTAL LIABILITIES	1,777,674,971	17,869,491

NET ASSETS	$9,278,743,703	$4,041,557,654

NET ASSETS CONSIST OF:
Paid-in capital	$8,774,941,028	$3,063,703,863
Accumulated earnings	503,802,675	977,853,791

NET ASSETS	$9,278,743,703	$4,041,557,654

See accompanying notes to financial statements.	| 64

Statements of Assets and Liabilities (continued)

September 30, 2020

	Core Plus Bond Fund	Global Allocation Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$617,608,751	$632,478,639

Shares of beneficial interest	43,856,214	24,117,087

Net asset value and redemption price per share	$14.08	$26.23

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$14.70	$27.83

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$132,590,092	$483,814,383

Shares of beneficial interest	9,411,222	18,768,904

Net asset value and offering price per share	$14.09	$25.78

Class N shares:
Net assets	$2,682,487,368	$264,338,079

Shares of beneficial interest	188,793,604	10,006,615

Net asset value, offering and redemption price per share	$14.21	$26.42

Class Y shares:
Net assets	$5,846,057,492	$2,660,926,553

Shares of beneficial interest	411,695,231	100,733,772

Net asset value, offering and redemption price per share	$14.20	$26.42

65 |	See accompanying notes to financial statements.

Statements of Operations

For the Year Ended September 30, 2020

	Core Plus Bond Fund	Global Allocation Fund
INVESTMENT INCOME
Interest	$208,692,879	$33,453,760
Dividends	—	21,613,832
Less net foreign taxes withheld	—	(804,522)

	208,692,879	54,263,070

Expenses
Management fees (Note 6)	25,753,852	25,551,911
Service and distribution fees (Note 6)	2,865,398	6,166,620
Administrative fees (Note 6)	3,575,619	1,521,887
Trustees’ fees and expenses (Note 6)	383,582	177,682
Transfer agent fees and expenses (Notes 6 and 7)	4,446,543	2,701,347
Audit and tax services fees	53,547	56,114
Custodian fees and expenses	267,274	300,360
Legal fees (Note 8)	196,038	83,993
Registration fees	368,335	184,627
Shareholder reporting expenses	207,225	153,500
Miscellaneous expenses (Note 8)	238,980	155,965

Total expenses	38,356,393	37,054,006
Less waiver and/or expense reimbursement (Note 6)	—	(782)

Net expenses	38,356,393	37,053,224

Net investment income	170,336,486	17,209,846

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	299,976,650	208,170,358
Futures contracts	—	537,933
Forward foreign currency contracts (Note 2d)	—	7,942,395
Foreign currency transactions (Note 2c)	(148,893)	221,304
Net change in unrealized appreciation (depreciation) on:
Investments	200,603,746	209,578,471
Futures contracts	—	27,728
Forward foreign currency contracts (Note 2d)	—	2,893,011
Foreign currency translations (Note 2c)	27,169	110,369

Net realized and unrealized gain on investments, futures contracts, forward foreign currency contracts and foreign currency transactions	500,458,672	429,481,569

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$670,795,158	$446,691,415

See accompanying notes to financial statements.	| 66

Statements of Changes in Net Assets

	Core Plus Bond Fund		Global Allocation Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019
FROM OPERATIONS:
Net investment income	$170,336,486	$193,816,309	$17,209,846	$23,195,146
Net realized gain on investments, futures contracts, forward foreign currency contracts and foreign currency transactions	299,827,757	37,103,540	216,871,990	60,158,656
Net change in unrealized appreciation (depreciation) on investments, futures contracts, forward foreign currency contracts and foreign currency translations	200,630,915	342,043,742	212,609,579	124,957,256

Net increase in net assets resulting from operations	670,795,158	572,963,591	446,691,415	208,311,058

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(11,953,860)	(14,225,845)	(13,439,861)	(15,303,424)
Class C	(2,056,615)	(2,905,066)	(11,301,039)	(13,674,405)
Class N	(67,400,814)	(62,882,079)	(6,572,302)	(3,466,169)
Class Y	(111,898,170)	(103,228,686)	(60,646,702)	(64,089,255)

Total distributions	(193,309,459)	(183,241,676)	(91,959,904)	(96,533,253)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	1,308,282,070	683,792,596	612,522,950	518,843,716

Net increase in net assets	1,785,767,769	1,073,514,511	967,254,461	630,621,521
NET ASSETS
Beginning of the year	7,492,975,934	6,419,461,423	3,074,303,193	2,443,681,672

End of the year	$9,278,743,703	$7,492,975,934	$4,041,557,654	$3,074,303,193

67 |	See accompanying notes to financial statements.

Financial Highlights

For a share outstanding throughout each period.

	Core Plus Bond Fund—Class A
	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$13.25		$12.53		$12.96	$13.06	$12.34

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.26		0.34		0.35	0.28	0.37
Net realized and unrealized gain (loss)	0.86		0.70		(0.38)	(0.04)	0.71

Total from Investment Operations	1.12		1.04		(0.03)	0.24	1.08

LESS DISTRIBUTIONS FROM:
Net investment income	(0.29)		(0.32)		(0.40)	(0.34)	(0.36)

Total Distributions	(0.29)		(0.32)		(0.40)	(0.34)	(0.36)

Net asset value, end of the period	$14.08		$13.25		$12.53	$12.96	$13.06

Total return(b)	8.60%		8.39%		(0.27)%	1.86%	8.90%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$617,609		$558,291		$600,762	$676,892	$776,566
Net expenses	0.72	%(c)	0.73%		0.73%	0.73%	0.73%
Gross expenses	0.72%		0.73%		0.73%	0.73%	0.73%
Net investment income	1.88%		2.63%		2.71%	2.19%	2.91%
Portfolio turnover rate	359	%(d)	297	%(e)	181%	195%	143%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Effective July 1, 2020, the expense limit decreased from 0.80% to 0.75%.
(d)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio. See Note 9 of Notes to Financial Statements.
(e)	The variation in the Fund’s turnover rate from 2018 to 2019 is due to an increase in the volume of U.S. Treasury securities related to certain trading strategies.

See accompanying notes to financial statements.	| 68

Financial Highlights (continued)

For a share outstanding throughout each period.

	Core Plus Bond Fund—Class C
	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$13.25		$12.53		$12.96	$13.06	$12.33

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.15		0.24		0.25	0.19	0.27
Net realized and unrealized gain (loss)	0.88		0.70		(0.38)	(0.05)	0.73

Total from Investment Operations	1.03		0.94		(0.13)	0.14	1.00

LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)		(0.22)		(0.30)	(0.24)	(0.27)

Total Distributions	(0.19)		(0.22)		(0.30)	(0.24)	(0.27)

Net asset value, end of the period	$14.09		$13.25		$12.53	$12.96	$13.06

Total return(b)	7.83%		7.57%		(1.03)%	1.08%	8.17%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$132,590		$160,201		$185,758	$248,687	$321,626
Net expenses	1.47	%(c)	1.48%		1.48%	1.48%	1.48%
Gross expenses	1.47%		1.48%		1.48%	1.48%	1.48%
Net investment income	1.13%		1.88%		1.96%	1.44%	2.16%
Portfolio turnover rate	359	%(d)	297	%(e)	181%	195%	143%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Effective July 1, 2020, the expense limit decreased from 1.55% to 1.50%.
(d)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio. See Note 9 of Notes to Financial Statements.
(e)	The variation in the Fund’s turnover rate from 2018 to 2019 is due to an increase in the volume of U.S. Treasury securities related to certain trading strategies.

69 |	See accompanying notes to financial statements.

Financial Highlights (continued)

For a share outstanding throughout each period.

	Core Plus Bond Fund—Class N
	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$13.37		$12.63		$13.06	$13.17	$12.44

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.30		0.38		0.39	0.33	0.41
Net realized and unrealized gain (loss)	0.88		0.72		(0.38)	(0.06)	0.73

Total from Investment Operations	1.18		1.10		0.01	0.27	1.14

LESS DISTRIBUTIONS FROM:
Net investment income	(0.34)		(0.36)		(0.44)	(0.38)	(0.41)

Total Distributions	(0.34)		(0.36)		(0.44)	(0.38)	(0.41)

Net asset value, end of the period	$14.21		$13.37		$12.63	$13.06	$13.17

Total return	8.95%		8.85%		0.07%	2.12%	9.33%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2,682,487		$2,610,699		$1,899,190	$1,784,150	$2,134,113
Net expenses	0.38	%(b)	0.39%		0.39%	0.39%	0.39%
Gross expenses	0.38%		0.39%		0.39%	0.39%	0.39%
Net investment income	2.21%		2.96%		3.06%	2.53%	3.25%
Portfolio turnover rate	359	%(c)	297	%(d)	181%	195%	143%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Effective July 1, 2020, the expense limit decreased from 0.50% to 0.45%.
(c)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio. See Note 9 of Notes to Financial Statements.
(d)	The variation in the Fund’s turnover rate from 2018 to 2019 is due to an increase in the volume of U.S. Treasury securities related to certain trading strategies.

See accompanying notes to financial statements.	| 70

Financial Highlights (continued)

For a share outstanding throughout each period.

	Core Plus Bond Fund—Class Y
	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$13.36		$12.63		$13.06	$13.16	$12.43

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.29		0.37		0.38	0.31	0.40
Net realized and unrealized gain (loss)	0.88		0.71		(0.38)	(0.04)	0.73

Total from Investment Operations	1.17		1.08		0.00 (b)	0.27	1.13

LESS DISTRIBUTIONS FROM:
Net investment income	(0.33)		(0.35)		(0.43)	(0.37)	(0.40)

Total Distributions	(0.33)		(0.35)		(0.43)	(0.37)	(0.40)

Net asset value, end of the period	$14.20		$13.36		$12.63	$13.06	$13.16

Total return	8.87%		8.67%		(0.02)%	2.10%	9.22%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$5,846,057		$4,163,785		$3,733,751	$3,846,208	$2,953,919
Net expenses	0.47	%(c)	0.48%		0.48%	0.48%	0.48%
Gross expenses	0.47%		0.48%		0.48%	0.48%	0.48%
Net investment income	2.11%		2.87%		2.97%	2.43%	3.15%
Portfolio turnover rate	359	%(d)	297	%(e)	181%	195%	143%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Effective July 1, 2020, the expense limit decreased from 0.55% to 0.50%.
(d)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio. See Note 9 of Notes to Financial Statements.
(e)	The variation in the Fund’s turnover rate from 2018 to 2019 is due to an increase in the volume of U.S. Treasury securities related to certain trading strategies.

71 |	See accompanying notes to financial statements.

Financial Highlights (continued)

For a share outstanding throughout each period.

	Global Allocation Fund—Class A
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$23.76	$23.10	$21.60	$19.17	$18.45

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10	0.19	0.23	0.31	0.24
Net realized and unrealized gain (loss)	3.05	1.38	1.75	2.36	1.47

Total from Investment Operations	3.15	1.57	1.98	2.67	1.71

LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)	(0.16)	(0.19)	(0.24)	(0.15)
Net realized capital gains	(0.56)	(0.75)	(0.29)	—	(0.84)

Total Distributions	(0.68)	(0.91)	(0.48)	(0.24)	(0.99)

Net asset value, end of the period	$26.23	$23.76	$23.10	$21.60	$19.17

Total return(b)	13.41%	7.66%	9.26%	14.10%	9.64%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$632,479	$453,009	$401,036	$305,275	$280,263
Net expenses	1.15%	1.16%	1.16%	1.18%	1.17%
Gross expenses	1.15%	1.16%	1.16%	1.18%	1.17%
Net investment income	0.42%	0.83%	1.03%	1.57%	1.32%
Portfolio turnover rate	37%	27%	22%	35%	43%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.

See accompanying notes to financial statements.	| 72

Financial Highlights (continued)

For a share outstanding throughout each period.

	Global Allocation Fund—Class C
	Year Ended September 30, 2020	Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$23.43	$22.78		$21.29	$18.89	$18.19

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.08)	0.02		0.06	0.16	0.10
Net realized and unrealized gain (loss)	2.99	1.38		1.73	2.33	1.46

Total from Investment Operations	2.91	1.40		1.79	2.49	1.56

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.00	)(b)	(0.01)	(0.09)	(0.02)
Net realized capital gains	(0.56)	(0.75)		(0.29)	—	(0.84)

Total Distributions	(0.56)	(0.75)		(0.30)	(0.09)	(0.86)

Net asset value, end of the period	$25.78	$23.43		$22.78	$21.29	$18.89

Total return(c)	12.55%	6.85%		8.46%	13.22%	8.88%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$483,814	$480,479		$412,610	$354,017	$423,350
Net expenses	1.90%	1.91%		1.91%	1.93%	1.92%
Gross expenses	1.90%	1.91%		1.91%	1.93%	1.92%
Net investment income (loss)	(0.33)%	0.08%		0.29%	0.84%	0.57%
Portfolio turnover rate	37%	27%		22%	35%	43%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

73 |	See accompanying notes to financial statements.

Financial Highlights (continued)

For a share outstanding throughout each period.

	Global Allocation Fund—Class N
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Period Ended September 30, 2017*
Net asset value, beginning of the period	$23.92	$23.25	$21.73	$19.20

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.18	0.27	0.31	0.20
Net realized and unrealized gain (loss)	3.07	1.38	1.75	2.33

Total from Investment Operations	3.25	1.65	2.06	2.53

LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)	(0.23)	(0.25)	—
Net realized capital gains	(0.56)	(0.75)	(0.29)	—

Total Distributions	(0.75)	(0.98)	(0.54)	—

Net asset value, end of the period	$26.42	$23.92	$23.25	$21.73

Total return	13.78%	8.04%	9.60%	13.18	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$264,338	$202,692	$80,346	$59,512
Net expenses	0.82%	0.82%	0.83%	0.87	%(c)
Gross expenses	0.82%	0.82%	0.83%	0.87	%(c)
Net investment income	0.76%	1.20%	1.36%	1.48	%(c)
Portfolio turnover rate	37%	27%	22%	35	%(d)

*	From commencement of Class operations on February 1, 2017 through September 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Computed on an annualized basis for periods less than one year.
(d)	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.

See accompanying notes to financial statements.	| 74

Financial Highlights (continued)

For a share outstanding throughout each period.

	Global Allocation Fund—Class Y
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$23.92	$23.25	$21.74	$19.29	$18.55

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.16	0.24	0.29	0.36	0.29
Net realized and unrealized gain (loss)	3.07	1.40	1.75	2.37	1.49

Total from Investment Operations	3.23	1.64	2.04	2.73	1.78

LESS DISTRIBUTIONS FROM:
Net investment income	(0.17)	(0.22)	(0.24)	(0.28)	(0.20)
Net realized capital gains	(0.56)	(0.75)	(0.29)	—	(0.84)

Total Distributions	(0.73)	(0.97)	(0.53)	(0.28)	(1.04)

Net asset value, end of the period	$26.42	$23.92	$23.25	$21.74	$19.29

Total return	13.70%	7.95%	9.49%	14.42%	9.97%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2,660,927	$1,938,124	$1,549,689	$1,067,062	$835,391
Net expenses	0.90%	0.91%	0.91%	0.93%	0.92%
Gross expenses	0.90%	0.91%	0.91%	0.93%	0.92%
Net investment income	0.67%	1.08%	1.29%	1.79%	1.58%
Portfolio turnover rate	37%	27%	22%	35%	43%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

75 |	See accompanying notes to financial statements.

Notes to Financial Statements

September 30, 2020

1.  Organization.  Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Loomis Sayles Core Plus Bond Fund (the “Core Plus Bond Fund”)

Loomis Sayles Funds II:

Loomis Sayles Global Allocation Fund (the “Global Allocation Fund”)

Each Fund is a diversified investment company.

Each Fund offers Class A, Class C, Class N and Class Y shares.

Class A shares are sold with a maximum front-end sales charge of 4.25% for Core Plus Bond Fund and 5.75% for Global Allocation Fund. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for ten years (at which point they automatically convert to Class A shares) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust and Natixis ETF Trust II (“Natixis ETF Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A and Class C), and transfer agent fees are borne collectively for Class A, Class C and Class Y, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

| 76

Notes to Financial Statements (continued)

September 30, 2020

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued

77 |

Notes to Financial Statements (continued)

September 30, 2020

at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Funds’ pricing policies and procedures.

As of September 30, 2020, securities held by the Funds were fair valued as follows:

Fund	Equity securities[1]	Percentage of Net Assets	Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
Core Plus Bond Fund	$—	—	$—	—	$2,307,376	Less than 0.1%
Global Allocation Fund	563,759,481	13.9%	391,915	Less than 0.1%	—	—

[1]

Certain foreign equity securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the

| 78

Notes to Financial Statements (continued)

September 30, 2020

amortization of premium, if applicable. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

For the year ended September 30, 2020, the amount of income available to be distributed has been reduced by the following amounts as a result of losses arising from changes in exchange rates:

Core Plus Bond Fund	$13,576,656

79 |

Notes to Financial Statements (continued)

September 30, 2020

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Futures Contracts.  The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Daily fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as a receivable (payable) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the

| 80

Notes to Financial Statements (continued)

September 30, 2020

credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  When-Issued and Delayed Delivery Transactions.  The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

g.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2020 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

81 |

Notes to Financial Statements (continued)

September 30, 2020

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

h.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency gains and losses, paydown gains and losses, convertible bonds, defaulted and/or non-income producing securities, capital gains taxes, deferred Trustees’ fees, distribution re-designations, contingent payment debt instruments, forward foreign currency contract mark-to-market, futures contract mark-to-market, trust preferred securities and premium amortization. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, defaulted and/or non-income producing securities, forward foreign currency contract mark-to-market, wash sales, premium amortization, contingent payment debt instruments, trust preferred securities, capital gains taxes, foreign currency gains and losses, futures contract mark-to-market, paydown gains and losses and convertible bonds. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are considered to be distributed from ordinary income for tax purposes.

| 82

Notes to Financial Statements (continued)

September 30, 2020

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2020 and 2019 were as follows:

	2020 Distributions Paid From:			2019 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Core Plus Bond Fund	$193,309,459	$—	$193,309,459	$183,241,676	$—	$183,241,676
Global Allocation Fund	18,191,927	73,767,977	91,959,904	18,627,380	77,905,873	96,533,253

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of September 30, 2020, the components of distributable earnings on a tax basis were as follows:

	Core Plus Bond Fund	Global Allocation Fund
Undistributed ordinary income	$151,108,769	$19,532,864
Undistributed long-term capital gains	27,812,288	204,551,060

Total undistributed earnings	178,921,057	224,083,924

Unrealized appreciation	325,592,198	754,433,890

Total accumulated earnings	$504,513,255	$978,517,814

Capital loss carryforward utilized in the current year	$74,174,601	$—

As of September 30, 2020, unrealized appreciation (depreciation) as a component of distributable earnings were as follows:

	Loomis Sayles Core Plus Bond Fund	Loomis Sayles Global Allocation Fund
Unrealized appreciation (depreciation)
Investments	$349,485,307	$752,864,748
Foreign currency translations	(23,893,109)	1,569,142

Total unrealized appreciation	$325,592,198	$754,433,890

83 |

Notes to Financial Statements (continued)

September 30, 2020

As of September 30, 2020, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Core Plus Bond Fund	Global Allocation Fund
Federal tax cost	$9,521,438,809	$3,265,634,581

Gross tax appreciation	$414,243,127	$819,937,079
Gross tax depreciation	(88,654,978)	(64,834,813)

Net tax appreciation	$325,588,149	$755,102,266

The difference between these amounts and those reported in the components of distributable earnings are primarily attributable to capital gains taxes and foreign exchange gains or losses.

i.  Senior Loans.  Each Fund may invest in senior loans to corporate, governmental or other borrowers. Senior loans, which include both secured and unsecured loans made by banks and other financial institutions to corporate customers, typically hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. Senior Loans can include term loans, revolving credit facility loans and second lien loans. A senior loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the senior loan, as specified in the loan agreement. Large loans may be shared or syndicated among several lenders. A Fund may enter into the primary syndicate for a loan or it may also purchase all or a portion of loans from other lenders (sometimes referred to as loan assignments), in either case becoming a direct lender. Senior loans outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

j.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2020, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

| 84

Notes to Financial Statements (continued)

September 30, 2020

k.  Due to/from Brokers.  Transactions and positions in certain futures, forward foreign currency contracts and delayed delivery commitments are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. The due from brokers balance in the Statements of Assets and Liabilities for Core Plus Bond Fund represents cash pledged as collateral for delayed delivery securities. The due from brokers balance in the Statements of Assets and Liabilities for Global Allocation Fund represents cash pledged as collateral for forward foreign currency contracts and as initial margin for futures contracts. The due to brokers balance in the Statements of Assets and Liabilities for Core Plus Fund represents cash received as collateral for delayed delivery securities. The due to brokers balance in the Statements of Assets and Liabilities for Global Allocation Fund represents cash received as collateral for forward foreign currency contracts. In certain circumstances a Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

l.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2020, neither Fund had loaned securities under this agreement.

m.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

85 |

Notes to Financial Statements (continued)

September 30, 2020

n.  New Accounting Pronouncement.  In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. An entity is permitted to early adopt any eliminated or modified disclosures upon issuance of the update and delay adoption of any new disclosures until the required effective date. Management has evaluated the impact of the adoption of ASU 2018-13 and has determined to early adopt the removal of (i) the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and (ii) the policy for timing of transfers between levels. Amended disclosures required and permitted for early adoption by ASU 2018-13 have been incorporated in the Funds’ annual financial statements as of September 30, 2020.

In March 2020, the FASB issued Accounting Standard Update 2020-04, Reference Rate Reform (Topic 848) (“ASU 2020-04”). In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of the London Interbank Offered Rate (“LIBOR”), which is expected to occur no later than December 31, 2021, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides temporary guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. ASU 2020-04 amendments offer optional expedients for contract modifications that would allow an entity to account for such modifications by prospectively adjusting the effective interest rate, instead of evaluating each contract, in accordance with existing accounting standards, as to whether reference rate modifications constitute the establishment of new contracts or the continuation of existing contracts. ASU 2020-04 amendments are currently effective and an entity may elect to apply its provisions as of any date from the beginning of an interim period that includes or is subsequent to March 12, 2020. No Fund contracts have yet been impacted by reference rate reform. Management expects to apply the optional expedients when appropriate.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

| 86

Notes to Financial Statements (continued)

September 30, 2020

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. The Funds’ adviser may use internally developed models to validate broker-dealer bid prices that are only available from a single broker or market maker. Such securities are considered and classified as fair valued. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

87 |

Notes to Financial Statements (continued)

September 30, 2020

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2020, at value:

Core Plus Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—	$103,010,183	$27,065	(b)	$103,037,248
Collateralized Mortgage Obligations	—	20,568,879	2,280,311	(b)	22,849,190
All Other Non-Convertible Bonds(a)	—	8,116,789,545	—		8,116,789,545

Total Non-Convertible Bonds	—	8,240,368,607	2,307,376		8,242,675,983

Municipals(a)	—	18,003,319	—		18,003,319

Total Bonds and Notes	—	8,258,371,926	2,307,376		8,260,679,302

Senior Loans(a)	—	214,059,959	—		214,059,959
Preferred Stocks(a)	—	16,839,730	—		16,839,730
Common Stocks(a)	—	584,030	—	(c)	584,030
Short-Term Investments	—	1,354,863,937	—		1,354,863,937

Total	$—	$9,844,719,582	$2,307,376		$9,847,026,958

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser.
(c)	Includes a security fair valued at zero by the Fund’s adviser using Level 3 inputs.

| 88

Notes to Financial Statements (continued)

September 30, 2020

Global Allocation Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Common Stocks
France	$—	$58,624,269	$—		$58,624,269
Hong Kong	—	40,863,725	—		40,863,725
India	—	53,949,922	—		53,949,922
Japan	—	70,379,992	—		70,379,992
Netherlands	—	59,105,937	—		59,105,937
Sweden	—	60,300,319	—		60,300,319
Switzerland	—	119,991,948	—		119,991,948
United Kingdom	90,446,299	100,543,369	—		190,989,668
All Other Common Stocks(a)	2,056,048,900	—	—		2,056,048,900

Total Common Stocks	2,146,495,199	563,759,481	—		2,710,254,680

Bonds and Notes
Non-Convertible Bonds
United States	34,124	650,199,087	—		650,233,211
All Other Non-Convertible Bonds(a)	—	576,862,609	—		576,862,609

Total Non-Convertible Bonds	34,124	1,227,061,696	—		1,227,095,820

Convertible Bonds(a)	—	14,786,729	—		14,786,729
Municipals(a)	—	290,818	—		290,818

Total Bonds and Notes	34,124	1,242,139,243			1,242,173,367

Preferred Stocks(a)	1,821,785	—	—	(b)	1,821,785
Short-Term Investments	—	66,479,788	—		66,479,788

Total Investments	2,148,351,108	1,872,378,512	—		4,020,729,620

Forward Foreign Currency Contracts (unrealized appreciation)	—	3,044,123	—		3,044,123
Futures Contracts (unrealized appreciation)	27,728	—	—		27,728

Total	$2,148,378,836	$1,875,422,635	$—		$4,023,801,471

89 |

Notes to Financial Statements (continued)

September 30, 2020

Global Allocation Fund (continued)

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(1,032,292)	$—	$(1,032,292)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Includes securities fair valued at zero by the Fund’s adviser using Level 3 inputs.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2019 and/or September 30, 2020:

Core Plus Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2019	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$41,289	$—	$(17)	$152		$—
Collateralized Mortgage Obligations	—	—	(140,243)	165,932		—
Common Stocks
Oil, Gas & Consumable Fuels	779	—	—	(779)		—

Total	$42,068	$—	$(140,260)	$165,305		$—

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2020		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2020
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$(14,359)	$—	$—	$27,065		$(6)
Collateralized Mortgage Obligations	(11,801,290)	14,055,912	—	2,280,311		165,932
Common Stocks
Oil, Gas & Consumable Fuels	—	—	—	—	(a)	(779)

Total	$(11,815,649)	$14,055,912	$—	$2,307,376		$165,147

(a)	Includes a security fair valued at zero by the Fund’s adviser using Level 3 Inputs.

| 90

Notes to Financial Statements (continued)

September 30, 2020

Debt securities valued at $14,055,912 were transferred from Level 2 to Level 3 during the period ended September 30, 2020. At September 30, 2019, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2020, these securities were valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the securities.

Global Allocation Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2019	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
Canada	$4,819	$—	$17	$29	$—
Preferred Stocks
United States	301,240	—	—	(318,720)	—

Total	$306,059	$—	$17	$(318,691)	$—

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2020	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2020
Bonds and Notes
Non-Convertible Bonds
Canada	$(4,865)	$—	$—	$—	$—
Preferred Stocks
United States	—	17,480	—	— (a)	(318,720)

Total	$(4,865)	$17,480	$—	$—	$(318,720)

(a)	Includes securities fair valued at zero by the Fund’s adviser using Level 3 Inputs.

A preferred stock valued at $17,480 was transferred from Level 2 to Level 3 during the period ended September 30, 2020. At September 30, 2019, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2020, this security was

91 |

Notes to Financial Statements (continued)

September 30, 2020

valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Global Allocation Fund used during the period include forward foreign currency contracts and futures contracts.

The Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. The Fund may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. During the year ended September 30, 2020, Global Allocation Fund engaged in forward foreign currency transactions for hedging purposes and to gain exposure to foreign currencies.

The Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed income securities with longer maturities or durations, as compared to investing in fixed income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. The Fund may also use futures contracts to gain investment exposure. During the year ended September 30, 2020, Global Allocation Fund used futures contracts to manage duration.

The following is a summary of derivative instruments for Global Allocation Fund as of September 30, 2020, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts[1]
Over-the-counter asset derivatives
Foreign exchange contracts	$3,044,123	$—

Exchange-traded asset derivatives
Interest rate contracts	—	27,728

Total asset derivatives	$3,044,123	$27,728

| 92

Notes to Financial Statements (continued)

September 30, 2020

Liabilities	Unrealized depreciation on forward foreign currency contracts
Over-the-counter liability derivatives
Foreign exchange contracts	$(1,032,292)

1

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Global Allocation Fund during the year ended September 30, 2020, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Forward foreign currency contracts	Futures contracts
Interest rate contracts	$—	$537,933
Foreign exchange contracts	7,942,395	—

Total	$7,942,395	$537,933

Net Change in Unrealized Appreciation (Depreciation) on:	Forward foreign currency contracts	Futures contracts
Interest rate contracts	$—	$27,728
Foreign exchange contracts	2,893,011	—

Total	$2,893,011	$27,728

As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

93 |

Notes to Financial Statements (continued)

September 30, 2020

The volume of forward foreign currency contract and futures contract activity, as a percentage of net assets, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2020:

Global Allocation Fund	Forwards	Futures
Average Notional Amount Outstanding	9.88%	0.17%
Highest Notional Amount Outstanding	11.47%	0.22%
Lowest Notional Amount Outstanding	8.43%	0.15%
Notional Amount Outstanding as of September 30, 2020	11.32%	0.15%

Notional amounts outstanding at the end of the prior period, if applicable, are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards and futures is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forwards and futures contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

Over-the-counter derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

| 94

Notes to Financial Statements (continued)

September 30, 2020

As of September 30, 2020, gross amounts of over-the-counter derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Global Allocation Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$67,789	$—	$67,789	$—	$67,789
Credit Suisse International	2,868,366	(17,533)	2,850,833	(2,850,833)	—
Morgan Stanley Capital Services, Inc.	98,643	(98,643)	—	—	—
UBS AG	9,325	(9,325)	—	—	—

	$3,044,123	$(125,501)	$2,918,622	$(2,850,833)	$67,789

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Credit Suisse International	$(17,533)	$17,533	$—	$—	$—
HSBC Bank USA	(41,835)	—	(41,835)	—	(41,835)
Morgan Stanley Capital Services, Inc.	(951,740)	98,643	(853,097)	693,811	(159,286)
UBS AG	(21,184)	9,325	(11,859)	—	(11,859)

	$(1,032,292)	$125,501	$(906,791)	$693,811	$(212,980)

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master

95 |

Notes to Financial Statements (continued)

September 30, 2020

agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of September 30, 2020:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Global Allocation Fund	$3,947,188	$277,043

Net loss amount reflects cash received as collateral of $3,600,000, which is recorded on the Statements of Assets and Liabilities.

5.  Purchases and Sales of Securities.  For the year ended September 30, 2020, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Core Plus Bond Fund	$25,650,126,245	$26,267,289,641	$2,701,867,371	$1,264,462,341
Global Allocation Fund	280,535,863	139,563,611	1,626,592,448	1,088,869,754

| 96

Notes to Financial Statements (continued)

September 30, 2020

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, LLC (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on the Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Next $1.9 billion	Over $2 billion
Core Plus Bond Fund	0.2000%	0.1875%	0.1500%
Global Allocation Fund	0.7500%	0.7500%	0.7300%

Natixis Advisors, L.P. (“Natixis Advisors”) serves as the advisory administrator to Core Plus Bond Fund. Natixis Advisors is a wholly-owned subsidiary of Natixis. Under the terms of the advisory administration agreement, the Fund pays an advisory administration fee at the following annual rates, calculated daily and payable monthly, based on its average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Next $1.9 billion	Over $2 billion
Core Plus Bond Fund	0.2000%	0.1875%	0.1500%

Management and advisory administration fees are presented in the Statements of Operations as management fees.

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2022 for Core Plus Bond Fund and until January 31, 2021 for Global Allocation Fund, may be terminated before then only with the consent of the Funds’ Board of Trustees and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

97 |

Notes to Financial Statements (continued)

September 30, 2020

For the year ended September 30, 2020 the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Core Plus Bond Fund	0.75%	1.50%	0.45%	0.50%
Global Allocation Fund	1.25%	2.00%	0.95%	1.00%

Prior to July 1, 2020, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Core Plus Bond Fund	0.80%	1.55%	0.50%	0.55%

Loomis Sayles and Natixis Advisors have agreed to equally bear the waivers and/or expense reimbursements for Core Plus Bond Fund.

Loomis Sayles (and Natixis Advisors for Core Plus Bond Fund) shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2020, the management fees for each Fund were as follows:

Fund	Gross Management Fees	Percentage of Average Daily Net Assets
Core Plus Bond Fund	$12,876,926	0.16%
Global Allocation Fund	25,551,911	0.74%

For the year ended September 30, 2020, the advisory administration fees for Core Plus Bond Fund were $12,876,926 (effective rate of 0.16% of average daily net assets).

No expenses were recovered for either Fund during the year ended September 30, 2020 under the terms of the expense limitation agreements.

b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.

| 98

Notes to Financial Statements (continued)

September 30, 2020

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

For the year ended September 30, 2020, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Core Plus Bond Fund	$1,374,815	$372,646	$1,117,937
Global Allocation Fund	1,279,400	1,221,805	3,665,415

c.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trusts and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2020, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Core Plus Bond Fund	$3,575,619
Global Allocation Fund	1,521,887

99 |

Notes to Financial Statements (continued)

September 30, 2020

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2020, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Core Plus Bond Fund	$4,216,850
Global Allocation Fund	2,613,013

As of September 30, 2020, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Core Plus Bond Fund	$54,860
Global Allocation Fund	56,767

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended September 30, 2020, were as follows:

Fund	Commissions
Core Plus Bond Fund	$74,686
Global Allocation Fund	198,902

| 100

Notes to Financial Statements (continued)

September 30, 2020

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $369,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $199,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee, the chairperson of the Audit Committee and the chairperson of the Governance Committee each receive an additional retainer fee at the annual rate of $20,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2020, the Chairperson of the Board received a retainer fee at the annual rate of $360,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $190,000, and the chairperson of the Governance Committee received an additional retainer fee at the annual rate of $15,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trusts.

101 |

Notes to Financial Statements (continued)

September 30, 2020

g.  Affiliated Ownership.  As of September 30, 2020, Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of the Core Plus Bond Fund and Global Allocation Fund representing 0.13% and 0.57%, respectively, of the Funds’ net assets.

h.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors had given a binding contractual undertaking to Global Allocation Fund to reimburse any and all transfer agency expenses for the Fund’s Class N shares. This undertaking was in effect through January 31, 2020 and is not subject to recovery under the expense limitation agreement described above.

For the year ended September 30, 2020, Natixis Advisors reimbursed Global Allocation Fund $782 for transfer agency expenses related to Class N shares.

7.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended September 30, 2020, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
Core Plus Bond Fund	$458,508	$125,024	$8,901	$3,854,110
Global Allocation Fund	429,392	410,683	2,413	1,858,859

8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and certain other legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees and/or miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

| 102

Notes to Financial Statements (continued)

September 30, 2020

For the year ended September 30, 2020, neither Fund had borrowings under this agreement.

9.  Risk.  Global Allocation Fund’s investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Core Plus Bond Fund’s investments in mortgage-related and asset-backed securities are subject to certain risks not associated with investments in other securities. Mortgage-related and asset-backed securities are subject to the risk that unexpected changes in interest rates will have a direct effect on expected maturity. A shortened maturity may result in the reinvestment of prepaid amounts in securities with lower yields than the original obligations. An extended maturity may result in a reduction of a security’s value.

Global markets have experienced periods of high volatility triggered by the ongoing public health emergency known as coronavirus (“Covid-19”). As the situation continues, the extent and duration of the impact that the Covid-19 outbreak may have on financial markets and the economy as a whole remains highly uncertain. If the effects of the Covid-19 outbreak on financial markets and the economy continue for an extended period of time, the Funds’ future financial and investment results may be adversely affected.

10.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Fund. As of September 30, 2020, based on management’s evaluation of the shareholder account base, the Fund had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

	Number of 5% Account Holders	Percentage of Ownership
Core Plus Bond Fund	1	11.44%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

103 |

Notes to Financial Statements (continued)

September 30, 2020

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2020		Year Ended September 30, 2019
Core Plus Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	17,898,810	$246,212,136	12,426,857	$158,345,750
Issued in connection with the reinvestment of distributions	648,421	8,793,629	837,896	10,721,395
Redeemed	(16,819,374)	(227,319,033)	(19,090,450)	(243,916,582)

Net change	1,727,857	$27,686,732	(5,825,697)	$(74,849,437)

Class C
Issued from the sale of shares	2,130,053	$29,237,104	1,660,719	$21,057,183
Issued in connection with the reinvestment of distributions	119,932	1,623,298	172,807	2,212,246
Redeemed	(4,925,789)	(67,833,185)	(4,572,623)	(58,229,725)

Net change	(2,675,804)	$(36,972,783)	(2,739,097)	$(34,960,296)

Class N
Issued from the sale of shares	84,014,957	$1,156,522,813	74,861,614	$965,170,758
Issued in connection with the reinvestment of distributions	4,691,629	64,237,460	4,521,156	58,566,539
Redeemed	(62,741,955)	(854,510,574)	(34,409,887)	(444,651,546)
Redeemed in-kind (Note 12)	(32,463,709)	(456,764,389)	—	—

Net change	(6,499,078)	$(90,514,690)	44,972,883	$579,085,751

Class Y
Issued from the sale of shares	190,014,284	$2,636,656,671	85,377,215	$1,102,722,145
Issued in connection with the reinvestment of distributions	6,961,003	95,521,951	6,833,439	88,271,244
Redeemed	(96,927,942)	(1,324,095,811)	(76,245,974)	(976,476,811)

Net change	100,047,345	$1,408,082,811	15,964,680	$214,516,578

Increase from capital share transactions	92,600,320	$1,308,282,070	52,372,769	$683,792,596

| 104

Notes to Financial Statements (continued)

September 30, 2020

11.  Capital Shares (continued).

	Year Ended September 30, 2020		Year Ended September 30, 2019
Global Allocation Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	9,934,108	$244,510,222	7,286,270	$162,617,493
Issued in connection with the reinvestment of distributions	408,536	10,037,738	622,284	12,134,537
Redeemed	(5,288,773)	(125,525,882)	(6,207,958)	(137,784,719)

Net change	5,053,871	$129,022,078	1,700,596	$36,967,311

Class C
Issued from the sale of shares	5,429,302	$129,254,637	5,953,693	$130,846,979
Issued in connection with the reinvestment of distributions	335,475	8,148,688	519,881	10,054,504
Redeemed	(7,501,444)	(180,254,496)	(4,084,514)	(89,798,271)

Net change	(1,736,667)	$(42,851,171)	2,389,060	$51,103,212

Class N
Issued from the sale of shares	2,473,848	$60,506,193	5,515,442	$122,986,662
Issued in connection with the reinvestment of distributions	229,737	5,672,201	168,053	3,290,482
Redeemed	(1,170,090)	(28,432,814)	(665,833)	(15,132,556)

Net change	1,533,495	$37,745,580	5,017,662	$111,144,588

Class Y
Issued from the sale of shares	39,782,349	$960,786,370	31,758,778	$709,981,758
Issued in connection with the reinvestment of distributions	1,901,677	46,971,422	2,439,526	47,790,318
Redeemed	(21,963,125)	(519,151,329)	(19,828,297)	(438,143,471)

Net change	19,720,901	$488,606,463	14,370,007	$319,628,605

Increase from capital share transactions	24,571,600	$612,522,950	23,477,325	$518,843,716

12.  Redemption In-Kind.  In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (redemption in-kind). For financial reporting purposes, the Fund will recognize a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund will recognize a loss if the cost exceeds value. Gains and losses realized on redemptions in-kind are not recognized for tax purposes, and are re-classified from realized gain (loss) to paid-in-capital. Core Plus Bond Fund realized a gain of $19,866,959 on redemptions-in-kind during the year ended September 30, 2020. This amount is included in realized gain (loss) on the Statements of Operations.

105 |

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds II and Natixis Funds Trust I and Shareholders of Loomis Sayles Global Allocation Fund and Loomis Sayles Core Plus Bond Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles Global Allocation Fund (one of the funds constituting Loomis Sayles Funds II) and Loomis Sayles Core Plus Bond Fund (one of the funds constituting Natixis Funds Trust I) (hereafter collectively referred to as the “Funds”) as of September 30, 2020, the related statements of operations for the year ended September 30, 2020, the statements of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian, agent banks and brokers;

| 106

Report of Independent Registered Public Accounting Firm

when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

November 20, 2020

We have served as the auditor of one or more investment companies in the Natixis Investment Company Complex since at least 1995. We have not determined the specific year we began serving as auditor.

107 |

2020 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2020, a percentage of dividends distributed by the Fund listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Global Allocation Fund	59.76%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Fund paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2020, unless subsequently determined to be different.

Fund	Amount
Global Allocation Fund	$73,767,977

Qualified Dividend Income.  For the fiscal year ended September 30, 2020, the Fund below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2020, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Global Allocation Fund

| 108

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	54 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Chairperson of Governance Committee and Audit Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	54 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

109 |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired	54 Director of Triumph Group (aerospace industry)	Significant experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of Contract Review Committee	Retired	54 Director of Abt Associates Inc. (research and consulting); Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

| 110

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts	54 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member and Governance Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	54 Director, Sterling Bancorp (bank)	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

111 |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	54 Director, FutureFuel.io (chemicals and biofuels)	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	54 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Retired	54 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

| 112

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance); formerly, President of Urban Strategy America Fund (real estate fund manager)	54 Trustee, Eastern Bank (bank); formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)	Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Audit Committee and Governance Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	54 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

113 |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	54 None	Significant experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer of Natixis Funds Trust I; President of Loomis Sayles Funds II since 2008; Chief Executive Officer of Loomis Sayles Funds II since 2015	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	54 None	Significant experience on the Board; experience as President and Chief Executive Officer of Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Mr. Drucker was appointed to serve an additional one year term as the Chairperson of the Board on June 12, 2019.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Trusts, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Natixis ETF Trust and Natixis ETF Trust II (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

| 114

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE [TRUST/TRUSTS]

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds II	Since 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer Chief Compliance Officer and Anti-Money Laundering Officer	Since 2016 Since 2020	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

115 |

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Edmond J. English, Mr. Martin T. Meehan, Mr. Peter Smail, Mr. Erik R. Sirri and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	10/1/18- 9/30/19	10/1/19- 9/30/20	10/1/18- 9/30/19	10/1/19- 9/30/20	10/1/18- 9/30/19	10/1/19- 9/30/20	10/1/18- 9/30/19	10/1/19- 9/30/20
Loomis Sayles Funds II	$251,137	$268,648	$3,667	$3,920	$43,725	$46,726	$—	$—

1.	Audit-related fees consist of:

2019 & 2020 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2019 & 2020 – review of Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during 2019 and 2020 were $47,392 and $50,647, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. Registrant (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	10/1/18- 9/30/19	10/1/19- 9/30/20	10/1/18- 9/30/19	10/1/19- 9/30/20	10/1/18- 9/30/19	10/1/19- 9/30/20
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	10/1/18-9/30/19	10/1/19-9/30/20
Control Affiliates	$32,252	$1,646

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by the report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)

(2)   Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)	(3) Not applicable.

(b)	Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Loomis Sayles Funds II

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	November 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	November 23, 2020

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer and Principal Financial and Accounting Officer
Date:	November 23, 2020